UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/2013

FORM N-CSR

Item 1.      Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund

BNY Mellon Large Cap Market Opportunities Fund

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

BNY Mellon Income Stock Fund

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

BNY Mellon U.S. Core Equity 130/30 Fund

BNY Mellon Focused Equity Opportunities Fund

BNY Mellon Small/Mid Cap Fund

BNY Mellon International Fund

BNY Mellon Emerging Markets Fund

BNY Mellon International Appreciation Fund

BNY Mellon International Equity Income Fund

BNY Mellon Asset Allocation Fund

SEMIANNUAL REPORT February 28, 2013

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Large Cap Market Opportunities Fund	5
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	7
BNY Mellon Income Stock Fund	9
BNY Mellon Mid Cap Multi-Strategy Fund	11
BNY Mellon Small Cap Multi-Strategy Fund	13
BNY Mellon U.S. Core Equity 130/30 Fund	15
BNY Mellon Focused Equity Opportunities Fund	17
BNY Mellon Small/Mid Cap Fund	19
BNY Mellon International Fund	21
BNY Mellon Emerging Markets Fund	23
BNY Mellon International Appreciation Fund	25
BNY Mellon International Equity Income Fund	27
BNY Mellon Asset Allocation Fund	29
Understanding Your Fund's Expenses	31
Comparing Your Fund's Expenses With Those of Other Funds	33
Statements of Investments	35
Statement of Securities Sold Short	64
Statement of Financial Futures	84
Statements of Assets and Liabilities	95
Statements of Operations	101
Statement of Cash Flows	105
Statements of Changes in Net Assets	106
Financial Highlights	114
Notes to Financial Statements	142
Proxy Results	165
Information About the Approval of the Geneva Sub-Advisory Agreement	166

For More Information

Back cover

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

A sustained market rally from the summer of 2012 through the end of the reporting period generated respectable gains for investors who had the patience and discipline to stick with equities during previous bouts of heightened turbulence. While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases.

We believe that the muted pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures. Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future. As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 7.28%, and Investor shares returned 7.26%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 8.94%.2

Stocks generally rallied over the reporting period as global and domestic economic concerns waned. The fund produced lower returns than its benchmark, mainly due to shortfalls stemming from our stock selection strategy in the information technology and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. Also, we use fundamental analysis, conducting independent research to select the most attractive of the higher-ranked securities. We also attempt to manage risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Improving Macroeconomic Conditions Fueled Market Gains

Several positive developments drove stock prices broadly higher over the reporting period. In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when various macroeconomic worries failed to materialize. Instead, investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, value-oriented stocks generally provided higher returns than their growth-oriented counterparts.

Stock Selection Strategy Produced Mixed Results

While the fund participated to a substantial degree in the U.S. stock market’s gains, its relative performance was undermined by our security selections in the information technology sector, where the fund held relatively few of the lower quality stocks that led the market segment higher. Instead, we focused on higher quality companies, such as digital storage provider

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

EMC, which trailed sector averages. In addition, consumer electronics leader Apple gave back some of its previous gains when investors responded negatively to mounting competitive pressures and a maturing product cycle. Suppliers to Apple also encountered deteriorating investor sentiment, leading to lower stock prices for holdings such as power amplifier manufacturer Skyworks Solutions.The energy sector also contained some disappointments, most notably National Oilwell Varco, which weakened in light of deteriorating profit margins and decelerating volume growth.

The fund achieved better relative returns in the materials sector, where our focus on domestically focused companies over their global counterparts proved effective, as did an emphasis on companies—such as LyondelBasell Industries—that stood to benefit from low domestic natural gas prices. Robust relative performance in the industrials sector was driven by a number of successful stock selections.Temporary staffing company Robert Half International benefited from an improving labor market, particularly among its customers in the information technology and financials industries. Diversified power management company Eaton gained value when investors responded positively to a recent acquisition, which resulted in better-than-expected cost savings.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data, which we believe could help drive further stock market gains. Interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buyback programs and higher dividends as business conditions improve.

We have prepared for a constructive investment environment by emphasizing companies that tend to be more sensitive to economic cycles.We have found a number of opportunities meeting our investment criteria in the industrials, financials and information technology sectors, where we believe valuations remain attractive. In addition, we have identified companies across a variety of industry groups that we believe are poised to benefit from recovering U.S. housing markets and pent-up demand for capital investments among businesses. Conversely, we have found relatively few opportunities in the traditionally defensive utilities and telecommunications services sectors.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Bernard Schoenfeld, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 7.54%, and Investor shares returned 7.44%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 8.94%.2

Large-cap stocks generally rallied over the reporting period as investors responded positively to improving economic data.The fund produced lower returns than its primary benchmark, mainly due to shortfalls in its underlying Focused Equity Strategy and U.S. Core Equity 130/30 Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large CapValue Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Improving Economic Conditions Fueled Market Gains

Several positive developments drove stock prices broadly higher over the reporting period. In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when investors grew concerned about uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, large-cap stocks lagged their mid- and small-cap counterparts, on average.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Underlying Investments Produced Mixed Results

Although the fund participated to a significant degree in gains posted by the S&P 500 Index over the reporting period, its performance compared to the benchmark was dampened by its allocation to the Focused Equity Strategy, which was hurt by disappointing security selections in the information technology, financials and health care sectors. Overweighted exposure to consumer electronics giant Apple accounted for a substantial portion of the Focused Equity Strategy’s lagging performance. After years of steady gains, Apple declined sharply during the reporting period due to concerns regarding intensifying competitive pressures in the smartphone and tablet computing categories. In addition, the U.S. Core Equity 130/30 Strategy was hurt by unfavorable stock picks in the information technology, consumer discretionary and energy sectors, where relative weakness was exacerbated by the fund’s leveraged investment approach.

The fund’s other underlying investments fared better. The fund’s U.S. Large Cap Growth Strategy outpaced its benchmark due to successful security selections in the information technology, consumer discretionary, and materials sectors, and its U.S. Large Cap Equity Strategy benefited from underweighted exposure to the financials sector.

We made no changes to the fund’s allocation during the reporting period.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data. Moreover, interest rates remain near historical lows, and many companies’ balance sheets contain large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buy-back programs and higher dividends.Therefore, we have maintained the fund’s generally constructive investment posture. However, as always, we remain watchful for opportunities to enhance returns and manage risks more effectively through adjustments to the fund’s allocations.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Bernard Schoenfeld, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 7.40%, and Investor shares returned 8.78%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 8.94%.2

Large-cap stocks generally rallied over the reporting period as investors responded positively to improving economic data.The fund produced lower returns than its primary benchmark, mainly due to shortfalls in its underlying Focused Equity Strategy and U.S. Core Equity 130/30 Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase.The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates, that invest primarily in equity securities issued by large-cap compa-nies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund apportions its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large CapValue Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus.The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies and executes all purchases and sales of portfolio securities of the fund.

Improving Economic Conditions Fueled Market Gains

In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when investors grew concerned about uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, large-cap stocks produced lower returns than their mid- and small-cap counterparts, on average.

Underlying Investments Produced Mixed Results

Although the fund participated to a significant degree in gains posted by the S&P 500 Index over the reporting period, its performance compared to the benchmark was dampened by its allocation to the Focused Equity Strategy, which was hurt by disappointing security selections in the information technology, financials and health care sectors. Overweighted exposure to consumer electronics giant Apple accounted for a substantial portion of the Focused Equity Strategy’s lagging performance. After years of steady gains, Apple declined sharply during the reporting period due to concerns regarding intensifying competitive pressures in the smartphone and tablet computing categories. In addition, the U.S. Core Equity 130/30 Strategy was hurt by shortfalls in the information technology, consumer discretionary and energy sectors, where relative weakness was exacerbated by the fund’s leveraged investment approach.

The fund’s other underlying investments fared better. The U.S. Large Cap Growth Strategy outpaced its benchmark due to successful security selections in the information technology, consumer discretionary, and materials sectors, and the U.S. Large Cap Equity Strategy benefited from underweighted exposure to the financials sector. The fund’s Large Cap Core Strategy produced returns that were roughly in line with market averages.

We made no changes to the fund’s allocation during the reporting period.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data. Moreover, interest rates remain near historical lows, and many companies’ balance sheets contain large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buy-back programs and higher dividends. Therefore, we have maintained the fund’s generally constructive investment posture. However, as always, we remain watchful for opportunities to enhance returns and manage risks more effectively through adjustments to the fund’s allocations.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund may use derivative instruments, such as options, futures and options on futures and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by John C. Bailer, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 12.33%, and its Investor shares returned 12.25%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend Index, produced a total return of 8.98% for the same period.2 The fund’s previous benchmark, the Russell 1000 Value Index, produced a total return of 13.15% for the same period.3

Stocks generally rallied over the reporting period as global and domestic economic concerns waned. The fund produced higher returns than its benchmark, mainly due to the success of our stock selection strategy in nine of the 10 sectors represented in the Dow Jones U.S. Select Dividend Index.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, or as part of a hedging strategy.

Improving Macroeconomic Conditions Fueled Market Gains

Several positive developments drove stock prices broadly higher over the reporting period. In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when various macroeconomic worries failed to materialize, boosting investor sentiment. Investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. market lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. However, in this environment, well established, dividend-paying stocks generally lagged broader market averages as investors turned toward more speculative companies. Consequently, the Dow Jones U.S. Select Dividend Index produced lower returns than the Russell 1000 Value Index during the reporting period.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Strong Stock Selections Drove Fund Results Higher

The fund’s strong relative performance was mainly the result of our disciplined investment process as we believe investors paid greater attention to valuations and business fundamentals, and less to economic worries. The fund’s advance was led by the materials sector, where our focus on domestically focused companies over their global counterparts proved effective, as did an emphasis on companies—such as LyondelBasell Industries, Eastman Chemical and International Paper—that stood to benefit from low domestic natural gas prices. In addition, the fund avoided relative weakness in iron ore producer Cliffs Natural Resources.

Among consumer staples companies, agricultural producer ConAgra Foods posted better-than-expected earnings when input costs declined and prices for its products rose. The fund largely avoided pockets of weakness through underweighted exposure to companies such as tobacco producer Lorillard. In the consumer discretionary sector, media-related stocks generated higher levels of free cash flow, benefiting fund holdings such as movie theater operator Regal Entertainment Group and media conglomerate Time Warner.

Only the telecommunications services sector detracted from the fund’s relative results for the reporting period, primarily due to overweighted exposure to that sector. In addition, the fund suffered shortfalls from wireless carrier Vodafone Group and rural communications provider Windstream.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data, which we believe could help drive further stock market gains. Interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more constructively through mergers and acquisitions, capital investments, share buyback programs and higher dividends as business conditions improve.

We have prepared for a more constructive investment environment by emphasizing companies that tend to be more sensitive to economic cycles. We have found a number of opportunities meeting our investment criteria in the information technology, health care and consumer discretionary sectors, where we believe valuations remain attractive. We have found fewer opportunities in the utilities sector, which comprises the largest segment of the Dow Jones U.S. Select Dividend Index, due to stretched valuations and limited growth prospects.

March 15, 2013

1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Dow Jones U.S. Select
Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Investors cannot invest directly in any index. Effective March 15, 2011, BNY
Mellon Income Stock Fund changed its benchmark from the Russell 1000
Value Index to the Dow Jones U.S. Select Dividend Index.The Dow Jones
U.S. Select Dividend Index was first calculated on November 3, 2003.
Accordingly, the fund will continue to report the performance of the Russell
1000 Value Index until the Dow Jones U.S. Select Dividend Index has been calculated for a 10-year period.
3 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Bernard Schoenfeld, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 13.33%, and Investor shares returned 13.21%.1 In comparison, The Russell Midcap® Index, which became the fund’s new benchmark on August 20, 2012, produced a total return of 13.84% for the reporting period.2 The Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s former primary benchmark, produced a total return of 14.36% for the same period.3

Midcap stocks generally rallied over the reporting period as investors responded positively to improving economic data.The fund produced lower returns than its primary benchmark, mainly due to shortfalls in its underlying Mid Cap Growth Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of midcap companies.The fund considers midcap companies to be those companies with market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell Midcap® Index as of the index’s most recent reconstitution date. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and an unaffiliated sub-investment adviser that invest primarily in equity securities issued by midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy and Robeco Mid Cap Value Strategy, all as more particularly described in the fund’s prospectus.

Effective March 21, 2013, Geneva Capital Management Ltd. became an additional sub-investment adviser to the fund with respect to the Geneva Mid Cap Growth Strategy, which was added to the fund at that time.

Improving Economic Conditions Fueled Market Gains

In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when investors grew concerned about uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, midcap stocks produced higher returns than their large- and small-cap counterparts, on average.

Underlying Investments Produced Mixed Results

The reporting period began in the midst of the fund’s transition to a modified investment strategy and new portfolio management team. Although the fund participated to a significant degree in gains posted by the Russell Midcap Index over the reporting period, lagging performance stemming from legacy positions during the transition dampened its results compared to its primary benchmark. In addition, the fund’s relative performance was undermined by its allocation to the Mid Cap Growth Strategy, which was hurt by shortfalls in its security selection strategy in the financials, health care and consumer staples sectors.

The fund’s other underlying investments fared better.The Opportunistic Mid Cap Strategy outpaced its benchmark due to successful security selections, particularly in the consumer discretionary sector. The Robeco Mid Cap Value Strategy also fared better than the benchmark.As it is designed to do, the Mid Cap Tax-Sensitive Core Strategy produced returns that were roughly in line with that of the Russell MidCap® Index.

We have implemented no changes to the fund’s allocation since completing the transition to the modified investment strategy.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data. Moreover, interest rates remain near historical lows, and many large-cap companies’ balance sheets contain large cash balances that can be used more productively, including through capital investments and acquisitions of small- and midcap businesses. Therefore, we have maintained the fund’s generally constructive investment posture. However, as always, we remain watchful for opportunities to enhance returns and manage risks more effectively through adjustments to the fund’s allocations among its underlying investments.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400
Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Bernard Schoenfeld, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 11.99%, and Investor shares returned 11.78%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (“the Index”), produced a total return of 13.02% for the same period.2 The fund’s former primary benchmark, the Standard & Poor’s SmallCap 600 Index (“S&P 600 Index”), produced a total return of 12.20% for the same period.3

Small-cap stocks generally rallied over the reporting period as investors responded positively to improving economic data.The fund produced lower returns than its primary benchmark, mainly due to shortfalls in its underlying Small Cap Growth Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund considers small cap companies to be those companies with market capitalizations, at the time of purchase, that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index as of the Index’s most recent reconstitution date. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small cap companies.The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to investment strategies and styles, including the Opportunistic Small Cap Strategy, Small Cap Value Strategy and Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Improving Economic Conditions Fueled Market Gains

Several positive developments drove stock prices broadly higher over the reporting period. In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when investors grew concerned about uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, small-cap stocks produced higher returns than their large-cap counterparts, on average.

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

Underlying Investments Produced Mixed Results

The reporting period began in the midst of the fund’s transition to a modified investment strategy and new portfolio management team. Although the fund participated to a significant degree in gains posted by the Russell 2000® Index for the reporting period overall, lagging performance stemming from legacy positions during the transition dampened its results compared to its primary benchmark. In addition, the fund’s relative performance was undermined by its allocation to the Small Cap Growth Strategy, which was hurt by shortfalls in its security selection strategy.

The fund’s other underlying investments fared better. The Opportunistic Small Cap Strategy outpaced its benchmark due to successful security selections in the industrials, financials, consumer discretionary, and energy sectors. In fact, only the information technology sector significantly trailed the Opportunistic Small Cap Strategy’s respective benchmark segment during the reporting period. The fund’s Small Cap Value Strategy also fared better than the Index.

We have implemented no changes to the fund’s allocations since completing the transition to the modified investment strategy.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data. Moreover, interest rates remain near historical lows, and many large-cap companies’ balance sheets contain large cash balances that can be used more productively, including through capital investments and acquisitions of small-cap businesses. Therefore, we have maintained the fund’s generally constructive investment posture. However, as always, we remain watchful for opportunities to enhance returns and manage risks more effectively through adjustments to the fund’s allocations among its underlying investments.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000® Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market
capitalization.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.
3 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s SmallCap 600
Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon U.S. Core Equity 130/30 Fund’s Class M shares produced a total return of 4.58%, and Investor shares returned 4.45%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 8.94%.2

Stocks generally rallied over the reporting period as macroeconomic concerns waned.The fund produced lower returns than its benchmark, mainly due to shortfalls in the information technology, consumer discretionary and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation, normally investing at least 80% of its assets in stocks of large-cap companies. We choose stocks through a disciplined investment process that uses computer modeling techniques to identify and rank companies based on value, growth and other financial characteristics. The portfolio managers supplement and confirm this information using fundamental analysis, and generally buy “long” the most attractive of the higher-ranked securities and sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform. Normally, up to 130% of the fund’s assets will be in long positions, and approximately 30% of the fund’s assets will be in short positions. However, the fund’s short positions may range in value from approximately 25% to 35% of the fund’s assets. We also attempt to mitigate risks by diversifying the fund’s investments across companies and industries, maintaining weightings and risk characteristics that generally are similar to those of the S&P 500 Index.

Recovering Economy Fueled Market Gains

A sustained market rally began near the start of the reporting period when various macroeconomic worries failed to materialize. Instead, investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, value-oriented stocks generally provided higher returns than their growth-oriented counterparts.

Stock Selection Strategy Produced Mixed Results

While the fund participated in the stock market’s gains, its relative performance was undermined by the information technology sector, where it held long positions in relatively few of the lower quality stocks that led the market segment higher. Instead, the fund’s long positions focused on higher quality companies, such as digital storage provider EMC, which trailed sector averages. In addition, power amplifier manufacturer Skyworks Solutions declined due to its role as a supplier to consumer electronics giant Apple, which gave back some of its previous gains.The fund established a short position in smartphone maker Research In Motion, which fared poorly when the stock rallied in response to new products.

In the consumer discretionary sector, long positions in retailers Dollar General and Coach also trailed market averages. Dollar General suffered when customers chose to shop at higher end stores in the recovering

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

economy, and Coach was hurt by investors’ concerns regarding the company’s profit margins and growth prospects.The energy sector also contained some disappointments, most notably National OilwellVarco, which weakened in light of deteriorating profit margins and decelerating volume growth.

The fund achieved better results in the materials sector, mainly due to an emphasis on companies—such as LyondellBasell Industries—that stood to benefit from low domestic natural gas prices. Excess returns in the industrials sector were driven by a number of long positions. Temporary staffing company Robert Half International benefited from an improving labor market, particularly among its customers in the information technology and financials industries. Eaton gained value when investors responded positively to a recent acquisition. J.B. Hunt Transport Services saw improvements in intermodal shipping volumes and greater pricing flexibility.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data. Moreover, interest rates remain near historical lows, and many companies have shored up their balance sheets with large cash balances that can be used more constructively through mergers and acquisitions, capital investments, share buyback programs and higher dividends.

Therefore, we have emphasized companies that tend to be more sensitive to economic cycles.We have found a number of opportunities in the industrials, financials and information technology, and industrials sectors, where we believe valuations remain attractive. In the health care sector, we have identified several attractively valued pharmaceutical developers. Conversely, we have found relatively few opportunities in the traditionally defensive utilities and telecommunications services sectors.

March 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities in the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets.The use of leverage may magnify the fund’s gains or losses.

1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 6.67%, and Investor shares returned 6.47%.1 In comparison, the total return of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, was 8.94% for the reporting period.2

Stocks generally rallied over the reporting period amid improving economic data. The fund produced lower returns than its benchmark, mainly due to shortfalls in the information technology, financials, and health care sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities.We begin with a top-down assessment of broad economic, political and social trends. We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on sectors we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenue and cash flow

  Positive operational or financial catalysts

  Attractive valuation based on growth prospects

  Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Improving Economic Conditions Fueled Market Gains

In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when several macroeconomic concerns failed to materialize. Instead, investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when investors grew concerned about automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end.

Security Selections Weighed on Fund’s Relative Results

Disappointments in a handful of industry groups caused the fund’s performance to lag that of the S&P 500 Index. Shortfalls were particularly severe in the information technology sector, where consumer electronics giant Apple declined sharply due to concerns regarding intensifying competitive pressures in the smartphone and tablet computing categories. In response, we reduced the fund’s position in Apple. In addition, data warehousing specialist Teradata reported weaker-than-expected earnings stemming from deferred capital spending by large corporations.

The fund did not own some of the top performers in the financials sector, including large banks that rallied from depressed levels. In contrast, the smaller, regional

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

banks on which the fund focused—such as PNC Financial Services—lagged sector averages as low interest rates put pressure on net interest margins. Insurer MetLife was hurt by delayed government approval of the sale of its banking operations.The fund’s results in the health care sector were dampened by pharmacy benefit manager Express Scripts, which failed to advance amid speculation, later proved to be unfounded, that earnings might disappoint. Drug maker Teva Pharmaceuticals Industries, ADR struggled due to research-and-development pipeline concerns in the midst of a major corporate restructuring. Specialty biopharma-ceutical company Shire was hurt by management turnover and generic competition for its attention deficit hyperactive disorder drug.

The fund achieved better results in the consumer discretionary sector, where home improvement retailer Lowe’s benefited from recovering U.S. housing markets. In addition, casino operator Las Vegas Sands and diversified industrial manufacturer Johnson Controls rebounded along with China’s economic prospects. In the energy sector, refiner Valero gained value when a new project proved accretive to earnings and the company announced the spin-off of its retail operations. Oil services provider Halliburton posted better-than-expected results due to its ability to pass along higher costs to its customers. Marathon Oil was lifted by production growth in one of its key reserve basins. Finally, returns from the industrials sector were buoyed by electrical components producer Eaton, which rallied when investors responded positively to a recent acquisition, and by diversified manufacturer Dover, which resolved operational issues and divested non-core businesses.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data. Moreover, interest rates remain near historical lows, and many companies’ balance sheets contain large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buy-back programs and higher dividends. In light of these factors, we have maintained a generally constructive investment posture, including underweighted exposure to the traditionally defensive telecommunications services and utilities sectors. Instead, we have identified a number of opportunities in the energy, health care and consumer discretionary sectors.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by John Truschel, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Small/Mid Cap Stock Fund’s Class M shares produced a total return of 8.92%, and Investor shares returned 8.72%.1 In comparison, the Russell 2500™ Index, the fund’s benchmark, produced a total return of 14.32% for the same period.2

Small- and midcap stocks generally rallied over the reporting period as investors responded positively to improving economic data. The fund produced lower returns than its primary benchmark, mainly due to disappointing stock selections across several market sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and midcap companies with total market capitalizations of between $200 million and $7 billion at the time of investment.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

In selecting securities, the fund first identifies as potential investments securities that have been selected pursuant to various investment strategies employed by the fund’s investment adviser and/or its affiliate, The Boston Company Asset Management, LLC (TBCAM), using proprietary investment processes of TBCAM, that have market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell 2500™ Index. The fund’s portfolio managers next use quantitative models that combine various fundamental factors, and then evaluate the results of the quantitative models using an optimization process. Finally, the fund’s portfolio managers conduct a qualitative review of the securities ranked by the models to select for investment by the fund those securities deemed to be the most attractive of the higher ranked securities.

Improving Economic Conditions Fueled Market Gains

A sustained market rally began near the start of the reporting period when a number of macroeconomic concerns failed to materialize. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.

The U.S. stock market lost some ground in November when investors grew concerned about uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, but continued corporate earnings strength and last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end. In this environment, midcap stocks generally produced higher returns than small-cap stocks, and small-cap stocks outpaced their large-cap counterparts, on average.

The Funds 19

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Weighed on Fund Performance

The reporting period began in the midst of the fund’s transition to a modified investment strategy and new portfolio manager. Although the fund participated to a degree in gains posted by the Russell 2500™ Index for the reporting period overall, lagging performance stemming from legacy positions during the transition dampened its results compared to the primary benchmark. In addition, relative performance was undermined by a number of disappointing stock selections after the transition was complete.

Chief among them was aircraft parts manufacturer Spirit AeroSystems Holdings, which fell sharply when a new management team announced substantial write-offs designed to prepare the company for future growth. In the information technology sector, power amplifier maker Skyworks Solutions was hurt by its position as a supplier to consumer electronics giant Apple, which encountered intensifying competitive pressures. Among health care companies, medical devices producer ABIOMED was hurt by a government investigation into allegations of improper marketing of one of its products, leading us to eliminate the stock from the fund’s portfolio. We also eliminated the fund’s position in apparel maker Under Armour, Cl. A when the company reduced the earnings guidance it provides to analysts. In the information technology sector, bandwidth management specialist Allot Communications suffered sluggish results in Europe, causing earnings to fall short of expectations.

The fund achieved better results with commercial real estate manager Jones Lang LaSalle, which benefited from rebounding commercial property values.Tank car manufacturer Trinity Industries saw orders increase along with production of North American shale oil. In addition, the fund achieved above-average results from its security selections in the materials sector.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data. Moreover, interest rates remain near historical lows, and many large-cap companies’ balance sheets contain large cash balances that can be used more productively, including through capital investments and acquisitions of small- and midcap businesses.Therefore, we have maintained the fund’s generally constructive investment posture, with an emphasis on high quality companies with positive business momentum, attractive returns on equity, low debt levels, and the ability to self-finance future growth.

March 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500™ Index is a widely accepted, unmanaged index, which measures the performance of those
Russell 2500 companies with lower price-to-book ratios and lower forecasted growth value. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon International Fund’s Class M shares produced a total return of 15.30%, and Investor shares produced a total return of 15.11%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 14.41% for the same period.2

International stocks generally rallied over the reporting period as investors responded positively to improved economic data.The fund produced higher returns than its benchmark, mainly due to successful stock selections in the United Kingdom, Japan, and Switzerland.

As of March 15, 2013, Clifford A. Smith became a primary portfolio manager of the fund with respect to the portion of the fund’s assets managed in accordance with a value investment style.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions, at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances, at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection.The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund’s investment approach for the portion of the fund using the value-oriented investment style is research-driven and risk-averse.When selecting stocks, we identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

Waning Economic Concerns Lifted International Stocks

Sustained stock market rallies began near the start of the reporting period when various macroeconomic worries failed to materialize. Instead, investors responded positively to news of improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership

The Funds 21

DISCUSSION OF FUND PERFORMANCE (continued)

in China might lead to stronger economic growth. Later, Japan’s stock market was lifted by the election of a new government that promised to devalue the yen in an attempt to stimulate renewed economic growth.

Stocks lost some ground in November when investors grew concerned about automatic tax hikes and spending cuts in the United States scheduled for the start of 2013, but improving global economic data, continued corporate earnings strength, and last-minute legislation to address the scheduled tax increases enabled the rallies to resume through the reporting period’s end.

Stock Selections Buoyed Relative Results

The United Kingdom led the fund’s advance during the reporting period. Rallying capital markets and reduced fears of a more severe banking crisis lifted the stocks of banks Barclays, HSBC Holding, and Lloyds Banking Group, as well as investment manager Aberdeen Asset Management. In Japan, automakers Toyota and Fuji Heavy Industries gained value as the effects of the 2011 earthquake waned and a depreciating yen boosted exports. More robust export activity also buoyed office and industrial equipment provider Ricoh and manufacturer Yamaha Motor. Mitsubishi UFJ Financial Group also gained value during the reporting period. In Switzerland, winners included global bank UBS, pharmaceuticals developer Novartis, chemical company Clariant, staffing agency Adecco Group, and power and automation technology provider ABB.

Disappointments during the reporting period were concentrated in Australia, Hong Kong and France. In France, natural gas and electricity supplier GDF Suez encountered weakening demand and struggled with a heavy debt load after the merger that formed the company, and France Telecom was hurt by the deterioration of its legacy fixed-line business. In Germany, electricity producer E.ON was hurt by the nation’s divestment from nuclear energy. Other laggards included telecommunications companies Vodafone in the United Kingdom and Telecom Italia.

Positioned for Continued Growth

We have been encouraged by recent economic data, and it appears that the most serious potential consequences of ongoing macroeconomic headwinds in Europe, the United States, and China have been averted. Since the fund has tended to deliver its strongest relative performance during periods of positive investor sentiment, we believe that its investments should respond well to further improvements in the global economic climate.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging market countries.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by D. Kirk Henry, Sean P. Fitzgibbon and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 12.62%, and Investor shares returned 12.43%.1 This compares with a 12.06% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Emerging markets equities generally rallied over the reporting period as global economic conditions improved.The fund produced higher returns than its benchmark, primarily due to successful security selections in South Korea, China, and Thailand.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment advisor.The fund is not managed to a specific target duration between these investment styles. However, under normal conditions at least 30% of the fund’s assets will be invested in each of the core and value investment styles. Pursuant to the core investment style, under normal circumstances at least 80% of the fund’s cash inflows allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI EM Index.

The fund will continue to invest in stocks that appear to be undervalued (as measured by their price/earnings ratios), but stocks purchased pursuant to the core investment style may have value and/or growth char-acteristics.The core investment style portfolio manager employs a “bottom-up” investment approach, which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

When choosing stocks for the portion of the fund using the value-oriented investment style, we use a research-driven and risk-averse approach. We identify potential investments through valuation screening and extensive fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors: value, business health and business momentum.

Waning Economic Concerns Lifted Emerging Markets

The reporting period began in the midst of improving investor sentiment after several central banks announced measures to stimulate their economies, the head of the European Central Bank signaled the central bank’s commitment to supporting the euro, and the U.S. economic recovery gained momentum. In China, industrial production increased over the final months of 2012, supporting exporters and commodities producers.The apparent containment of the European Union’s financial issues led to a more constructive outlook for nearby Eastern European nations. Consequently, international investors turned their attention from near-term worries to longer term growth and valuation factors.

The Funds 23

DISCUSSION OF FUND PERFORMANCE (continued)

However, some developing economies did not experience market rebounds. Most notably, Brazil’s growth was undermined by government intervention in the nation’s electric utilities sector, and South Africa’s growth was hurt by labor unrest in its mining industry.

Fund Strategies Produced Positive Results

In this environment, the fund’s core and value-oriented strategies both produced positive relative results. Gains were especially robust in South Korea, where generally overweighted exposure and favorable stock selections in the information technology, utilities and financials sectors buoyed the fund’s returns. For example, Samsung Electronics advanced along with the popularity of its smartphones, spirits maker Hite Jinro achieved cost savings following the merger that created the company, Korea Electric Power benefited from lower input costs and better than expected tariff hikes, and brokerage firm Mirae Asset Securities climbed along with local equity markets. In China, stronger economic growth lifted automaker Great Wall Motor and China Railway Construction, while Huaneng Power International saw reduced input costs. In Thailand, Airports of Thailand benefited from rising air travel volumes.

Disappointments during the reporting period included unfavorable stock selections in India, including out-sourcing services provider Hexaware Technologies, which lost a major client, and iron ore producer NMDC, which suffered amid weak commodity prices. In Brazil, government intervention hurt power company Centrais Elétricas Brasileiras, with negative sentiment hitting oil giant Petroleo Brasileiro, which is majority owned by the government.

Other top performers included industrial companies Cosco Pacific in Hong Kong and Sinotrans in China, telecommunications service providers VimpelCom in Russia and SK Telecom and KT Corp. in South Korea. Conversely, the information technology and energy sectors generally lagged market averages.

Maintaining a Constructive Posture

While headwinds remain, we have been encouraged by recently positive economic data in many emerging mar-kets.Therefore, we have maintained the fund’s generally constructive investment posture. We recently reduced the fund’s exposure to stocks in South Africa, Indonesia, Thailand, and Malaysia, instead favoring what we believe are more attractively valued equities in India and Brazil.

March 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging markets countries.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific
Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided byThomas J. Durante, Richard A. Brown and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 13.70%, and Investor shares returned 13.59%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 14.41% for the same period.2

International stocks generally rallied over the reporting period as investors responded positively to improved economic data.The fund lagged its benchmark due to expenses and pricing disparities between the stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers.The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

Waning Economic Concerns Lifted International Stocks

In the wake of earlier market declines, sustained stock market rallies began near the start of the reporting period when various macroeconomic concerns failed to materialize. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Later, Japan’s stock market was lifted by the election of a new government that promised new financial policies to stimulate renewed growth.

International stocks lost some ground in November when investors grew concerned about automatic tax hikes and spending cuts in the United States scheduled for the start of 2013, but improving global economic data, continued corporate earnings strength, and last-minute legislation to address the scheduled tax increases enabled the rallies to resume through the reporting period’s end.

The Funds 25

DISCUSSION OF FUND PERFORMANCE (continued)

Financial Stocks Led Global Markets Higher

Almost all of the countries represented in the MSCI EAFE Index produced positive absolute returns over the reporting period, evidence of the breadth of the market rally. Japan fared particularly well when its new prime minister implemented a quantitative easing program, which proved especially beneficial to exporters. In Europe, German automakers, technology companies and financial institutions posted substantial gains, and countries at the epicenter of the European financial crisis—including Spain, Portugal, and Italy—rebounded from depressed levels.

From an industry group perspective, the financials sector led the international stock market’s advance, as a number of global banking institutions rebounded from relatively low prices. Real estate-related companies benefited from inexpensive financing in the low interest rate environment, and investment banks in Japan and Europe encountered rising demand when bond issuers refinanced existing debt at lower rates.The materials sector also produced above-average returns, as natural resources producers in Australia responded to renewed demand for construction materials in the emerging markets, and Japanese steelmakers supplied a revitalized automobile manufacturing industry. Gains among automakers in Japan and Europe helped bolster returns from the consumer discretionary sector.

The energy sector generally lagged market averages, as European refiners and exploration-and-production companies were undercut by their North American counterparts that have easier access to low cost shale crude oil. Telecommunications services companies in Europe and the United Kingdom were hurt by rising costs, high debt levels and heavier regulation.

At times during the reporting period, we employed futures contracts to put cash to work more quickly in international equity markets.

A Constructive Outlook for Stocks

We have been encouraged by recent evidence of accelerating global growth, which has the potential to fuel further gains in international equity markets. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions. In our experience, the fund’s broadly diversified portfolio may help limit the impact on the overall portfolio of unexpected losses in individual sectors or holdings.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal
standards.These risks are enhanced in emerging market countries.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 12.87%, and its Investor shares returned 12.73%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US Index), provided a total return of 13.19% for the same period.2

International stocks generally rallied over the reporting period as investors responded positively to improved global economic data. The fund produced modestly lower returns than its benchmark, primarily due to shortfalls in the utilities and telecommunications services sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed and emerging-market countries.The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends.We seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI ACWI Ex-US Index.

Effective April 15, 2013, the fund’s primary portfolio managers are C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA.

Waning Economic Concerns Lifted International Stocks

A number of positive developments helped drive international stocks higher during the reporting period. In the wake of earlier market declines, a sustained rally began near the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Later, Japan’s stock market was lifted by the election of a new government that promised new financial policies to stimulate renewed growth.

International stocks lost some ground in November when investors grew concerned about automatic tax hikes and spending cuts in the United States scheduled for the start of 2013, but improving global economic data, continued corporate earnings strength, and last-minute legislation to address the scheduled tax increases enabled the rallies to resume through the reporting period’s end.

Financial Stocks Led Global Markets Higher

Although the fund participated to a substantial degree in the international stock markets’ gains over the reporting period, its relative performance was dampened by our

The Funds 27

DISCUSSION OF FUND PERFORMANCE (continued)

security selection strategy in the utilities sector, where Brazilian power company Light was hurt by constrained electricity prices and the high costs of hydroelectric generation, and Germany’s E.ON suffered amid sluggish European demand and investors’ concerns regarding its Latin American ventures. Results from the telecommunications services sector were undermined by overweighted exposure to the lagging market segment. In addition, France Telecom saw expenses rise due to new investments in fiber optic infrastructure. In other areas, British American Tobacco failed to advance despite its ample exposure to growing emerging markets.

The fund achieved better results from its country allocations, as overweighted exposure to Australia and an underweighted position in Canada helped buoy the fund’s relative performance. From an industry group perspective, overweighted exposure to the materials sector fared well, as did stock selections such as Polish copper producer KGHM Polska Miedz and Hong Kong-based mining company Shougang Fushan Resources Group. Underweighted exposure to the energy sector also helped support the fund’s results.

In other areas, successful stock selections included Chinese athletic apparel maker Anta Sports Products, which benefited from rising consumer spending. Turkish automaker Ford Otomotiv Sanayi achieved strong sales of trucks in the emerging markets. Australian gaming company Tatts Group benefited from mergers with former rivals that solidified its dominance of the nation’s lottery systems.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive global economic data. Moreover, interest rates remain near historical lows in most major markets, and many companies’ balance sheets contain large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buyback programs, and higher dividends.Therefore, we have maintained the fund’s generally constructive investment posture, and have continued to focus on companies with high dividends.We have found a number of stocks meeting our criteria in the telecommunications services, utilities, and financials sectors, but fewer in the information technology and consumer discretionary sectors.

March 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect until January 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER Inc. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The MSCI ACWI Ex-US Index captures large and mid cap representation across 23 of 24 Developed Markets
(DM) countries (excluding the US) and 21 Emerging Markets (EM)
countries. Investors cannot invest directly in any index.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Sean Fitzgibbon, Jeffrey McGrew, John Flahive and Bernard Schoenfeld, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 6.59%, and Investor shares returned 6.52%.1 The fund’s primary benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 8.94% and its secondary benchmark, the Barclays U.S. Aggregate Bond Index, produced a total return of 0.15% for the same period.2

Stocks rallied and bond prices were mixed over the reporting period as macroeconomic concerns waned. The fund produced lower returns than its primary benchmark, mainly due to the dampening effects of its fixed-income investments at a time when stocks outperformed bonds.

Effective March 15, 2013, Jeffrey M. Mortimer became the fund’s primary portfolio manager responsible for investment allocation decisions.

The Fund’s Investment Approach

The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield

Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

Further information about the fund’s investment strategy and process and the underlying funds is described in the fund’s prospectus.

Improving Economic Data Fueled Market Gains

A sustained stock market rally began near the start of the reporting period when investors responded positively to improved employment and housing market trends in the United States, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Stocks lost some ground in November during a contentious U.S. political debate regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but last-minute legislation to address the scheduled tax increases enabled stocks to resume their rally through the reporting period’s end.

Bonds responded more negatively to the improved economic data. While corporate-backed bonds continued to fare well, longer term U.S. government securities faltered when investors anticipated higher interest rates down the road.

Allocation Strategy Produced Positive Results

The fund’s bias toward stocks over bonds proved effective during the reporting period.We increased the allocation to stocks as various macroeconomic risks eased, positioning the fund to participate more fully in the stock market’s rally.Allocations to small- and midcap stocks and emerging markets equities also contributed positively to the fund’s relative performance.

The fund’s underlying investments produced mixed results. Dreyfus U.S. Equity Fund outpaced the S&P 500 Index, mainly due to underweighted exposure to

The Funds 29

DISCUSSION OF FUND PERFORMANCE (continued)

the financials sector. BNY Mellon Income Stock Fund, which was added to the portfolio during the reporting period, achieved above-average results in nine of the 10 sectors represented in its benchmark. BNY Mellon Mid Cap Multi-Strategy Fund was buoyed by strong contributions from its core and value-oriented investments. Dreyfus Global Real Estate Securities Fund participated in gains driven by rebounding commercial and residential property markets. On the other hand, direct investments in value-oriented equities were hurt by disappointments in the information technology and energy sectors; BNY Mellon Focused Equity Opportunities Fund struggled with overweighted exposure to consumer electronics giant Apple; and BNY Mellon U.S. Core Equity 130/30 Fund suffered shortfalls in the information technology, consumer discretionary and energy sectors.

The fund’s fixed-income investments produced higher returns than the Barclays U.S.Aggregate Bond Index, as overweighted exposure to corporate- and asset-backed securities bolstered relative returns. In addition, Dreyfus High Yield Fund and Dreyfus Emerging Market Debt Local Currency Fund benefited from relative strength among higher yielding securities in a low interest rate environment. We reduced the fund’s exposure to Dreyfus Emerging Market Debt Local Currency Fund as valuations became richer.

Over much of the reporting period, the fund held a position in Guggengheim Managed Futures Fund, which employs derivative instruments that are sensitive to changes in global fixed-income, currency, commodity, and equity markets. This investment detracted mildly from the fund’s relative performance, and we eliminated the fund’s position by the reporting period’s end.

Stocks May Be Poised for Additional Gains

We have been encouraged by recently positive economic data, which we believe could help drive further stock market gains. Interest rates remain near historical lows, and many companies’ balance sheets contain large cash balances. Conversely, bonds remain vulnerable to expectations of higher interest rates as the economic recovery continues. Therefore, we have maintained the fund’s tilt toward stocks over bonds, and we are watchful for opportunities to enhance returns and manage risks by adjusting the fund’s allocations among its underlying investments.

March 15, 2013

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Bonds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.
Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite
Stock Price Index is a widely accepted, unmanaged index of U.S. stock market
performance.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-
backed securities with an average maturity of 1-10 years.The indices’ returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.16	$5.45
Ending value (after expenses)	$1,072.80	$1,072.60
Annualized expense ratio (%)	.81	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$4.12	$5.40
Ending value (after expenses)	$1,075.40	$1,074.40
Annualized expense ratio (%)	.80	1.05
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.47	$5.18
Ending value (after expenses)	$1,074.00	$1,087.80
Annualized expense ratio (%)	.87	1.00
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.32	$5.58
Ending value (after expenses)	$1,123.30	$1,122.50
Annualized expense ratio (%)	.82	1.06
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.92	$6.24
Ending value (after expenses)	$1,133.30	$1,132.10
Annualized expense ratio (%)	.93	1.18
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.57	$6.83
Ending value (after expenses)	$1,119.90	$1,117.80
Annualized expense ratio (%)	1.06	1.30
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$10.35	$11.61
Ending value (after expenses)	$1,045.80	$1,044.50
Annualized expense ratio (%)	2.04	2.29

The Funds 31

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended February 28, 2013

	Class M Shares	Investor Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$4.41	$5.73
Ending value (after expenses)	$1,066.70	$1,064.70
Annualized expense ratio (%)	.86	1.12
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$4.82	$6.05
Ending value (after expenses)	$1,089.20	$1,087.20
Annualized expense ratio (%)	.93	1.17
BNY Mellon International Fund
Expenses paid per $1,000†	$5.71	$7.04
Ending value (after expenses)	$1,153.00	$1,151.10
Annualized expense ratio (%)	1.07	1.32
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.43	$8.74
Ending value (after expenses)	$1,126.20	$1,124.30
Annualized expense ratio (%)	1.41	1.66
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.34	$5.67
Ending value (after expenses)	$1,137.00	$1,135.90
Annualized expense ratio (%)	.82	1.07
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.23	$7.65
Ending value (after expenses)	$1,128.70	$1,127.30
Annualized expense ratio (%)	1.18	1.45
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.23	$2.51
Ending value (after expenses)	$1,065.90	$1,065.20
Annualized expense ratio (%)	.24	.49

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.06	$5.31
Ending value (after expenses)	$1,020.78	$1,019.54
Annualized expense ratio (%)	.81	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$4.01	$5.26
Ending value (after expenses)	$1,020.83	$1,019.59
Annualized expense ratio (%)	.80	1.05
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.36	$5.01
Ending value (after expenses)	$1,020.48	$1,019.84
Annualized expense ratio (%)	.87	1.00
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.11	$5.31
Ending value (after expenses)	$1,020.73	$1,019.54
Annualized expense ratio (%)	.82	1.06
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.66	$5.91
Ending value (after expenses)	$1,020.18	$1,018.94
Annualized expense ratio (%)	.93	1.18
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.31	$6.51
Ending value (after expenses)	$1,019.54	$1,018.35
Annualized expense ratio (%)	1.06	1.30
BNY Mellon U.S. Core Equity 130/30 Fund
Expenses paid per $1,000†	$10.19	$11.43
Ending value (after expenses)	$1,014.68	$1,013.44
Annualized expense ratio (%)	2.04	2.29

The Funds 33

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013

	Class M Shares	Investor Shares
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$4.31	$5.61
Ending value (after expenses)	$1,020.53	$1,019.24
Annualized expense ratio (%)	.86	1.12
BNY Mellon Small/Mid Cap Fund
Expenses paid per $1,000†	$4.66	$5.86
Ending value (after expenses)	$1,020.18	$1,018.99
Annualized expense ratio (%)	.93	1.17
BNY Mellon International Fund
Expenses paid per $1,000†	$5.36	$6.61
Ending value (after expenses)	$1,019.49	$1,018.25
Annualized expense ratio (%)	1.07	1.32
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.05	$8.30
Ending value (after expenses)	$1,017.80	$1,016.56
Annualized expense ratio (%)	1.41	1.66
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.11	$5.36
Ending value (after expenses)	$1,020.73	$1,019.49
Annualized expense ratio (%)	.82	1.07
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.91	$7.25
Ending value (after expenses)	$1,018.94	$1,017.60
Annualized expense ratio (%)	1.18	1.45
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.20	$2.46
Ending value (after expenses)	$1,023.60	$1,022.36
Annualized expense ratio (%)	.24	.49

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Large Cap Stock Fund

Common Stocks—99.9%	Shares		Value ($)		Shares		Value ($)

Banks—2.7%				Food, Beverage & Tobacco—11.2%
Wells Fargo & Co.	585,780		20,549,162	Beam	200,250		12,221,257
Capital Goods—5.1%				Coca-Cola Enterprises	258,170		9,237,323
Danaher	114,360		7,044,576	ConAgra Foods	198,520		6,771,517
Eaton	215,137		13,332,040	PepsiCo	257,140		19,483,498
Fluor	116,930		7,237,967	Philip Morris International	321,470		29,494,873
General Electric	500,486		11,621,285	Unilever, ADR	244,230		9,732,566
			39,235,868				86,941,034
Commercial & Professional				Health Care Equipment &
Services—2.6%				Services—4.2%
ADT	136,520		6,537,943	Allscripts Healthcare Solutions	269,500	[a]	3,428,040
Robert Half International	185,650		6,599,858	Cigna	117,550		6,871,973
Tyco International	216,780		6,939,128	Covidien	221,930		14,108,090
			20,076,929	McKesson	77,890		8,266,466
Consumer Durables &							32,674,569
Apparel—1.6%				Insurance—2.2%
NIKE, Cl. B	148,540		8,089,488	American International Group	236,230	[a]	8,979,102
PVH	37,120		4,523,072	Chubb	95,090		7,990,413
			12,612,560				16,969,515
Diversified Financials—11.2%				Materials—2.5%
American Express	198,620		12,344,233	LyondellBasell Industries, Cl. A	199,960		11,721,655
Ameriprise Financial	154,630		10,612,257	Praxair	68,610		7,756,361
Bank of America	1,102,030		12,375,797				19,478,016
Capital One Financial	115,900		5,914,377	Media—5.7%
IntercontinentalExchange	51,510	[a]	7,974,778	CBS, Cl. B	310,410	[b]	13,468,690
JPMorgan Chase & Co.	353,486		17,292,535	News Corp., Cl. A	559,000		16,099,200
Moody’s	257,770		12,388,426	Walt Disney	271,250		14,807,537
T. Rowe Price Group	123,310		8,778,439				44,375,427
			87,680,842	Pharmaceuticals, Biotech &
				Life Sciences—9.7%
Energy—10.8%
				Eli Lilly & Co.	310,220		16,956,625
Anadarko Petroleum	115,590		9,198,652
				Johnson & Johnson	162,670		12,380,814
Ensco, Cl. A	178,950		10,762,053
				Merck & Co.	211,200		9,024,576
EOG Resources	48,420		6,086,878
				Pfizer	1,087,400		29,762,138
Exxon Mobil	211,610		18,949,675
				Sanofi, ADR	147,280		6,953,089
National Oilwell Varco	118,810		8,094,525
							75,077,242
Occidental Petroleum	118,260		9,736,346
				Real Estate—1.8%
Schlumberger	173,120		13,477,392
				American Tower	49,040	[c]	3,805,504
TransCanada	152,370		7,086,729
				CBRE Group, Cl. A	408,180	[a]	9,865,711
			83,392,250
							13,671,215
Exchange-Traded Funds—1.0%
				Retailing—2.3%
Standard & Poor’s Depository
				Amazon.com	38,630	[a]	10,208,750
Receipts S&P 500 ETF Trust	50,310		7,627,499
				Target	123,220		7,757,931
Food & Staples Retailing—1.6%
							17,966,681
Wal-Mart Stores	175,060		12,390,747

The Funds 35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
Semiconductors & Semiconductor				Utilities—2.2%
Equipment—.7%				NextEra Energy	233,140	16,755,772
Skyworks Solutions	238,180	[a]	5,073,234	Total Common Stocks
Software & Services—8.1%				(cost $584,868,951)		773,683,681
Alliance Data Systems	78,090	[a,b]	12,392,102
Cognizant Technology Solutions, Cl. A	163,400	[a]	12,544,218	Other Investment—.3%
Facebook, Cl. A	177,580		4,839,055	Registered
Informatica	174,270	[a]	6,101,193	Investment Company;
Intuit	132,800		8,562,944	Dreyfus Institutional Preferred
Oracle	348,930		11,954,342	Plus Money Market Fund
Teradata	104,248	[a]	6,052,639	(cost $2,164,335)	2,164,335 [d]	2,164,335

			62,446,493	Investment of Cash Collateral
Technology Hardware &				for Securities Loaned—2.1%
Equipment—10.0%
				Registered
Apple	66,240		29,238,336	Investment Company;
Cisco Systems	651,550		13,584,817	Dreyfus Institutional Cash
EMC	590,220	[a]	13,580,962	Advantage Fund
Juniper Networks	249,840	[a]	5,166,691	(cost $16,742,745)	16,742,745 [d]	16,742,745
QUALCOMM	242,610		15,922,494
				Total Investments
			77,493,300	(cost $603,776,031)	102.3%	792,590,761
Telecommunication Services—.9%
				Liabilities, Less Cash
AT&T	195,819		7,031,860
				and Receivables	(2.3%)	(18,064,519)
Transportation—1.8%
				Net Assets	100.0%	774,526,242
FedEx	134,340		14,163,466

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was $20,782,782 and the value of the collateral held by the fund was
$26,660,016, consisting of cash collateral of $16,742,745 and U.S. Government and Agency securities valued at $9,917,271.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Diversified Financials	11.2	Money Market Investments	2.4
Food, Beverage & Tobacco	11.2	Retailing	2.3
Energy	10.8	Insurance	2.2
Technology Hardware & Equipment	10.0	Utilities	2.2
Pharmaceuticals, Biotech & Life Sciences	9.7	Transportation	1.8
Software & Services	8.1	Real Estate	1.8
Media	5.7	Consumer Durables & Apparel	1.6
Capital Goods	5.1	Food & Staples Retailing	1.6
Health Care Equipment & Services	4.2	Exchange-Traded Funds	1.0
Banks	2.7	Telecommunication Services	.9
Commercial & Professional Services	2.6	Semiconductors & Semiconductor Equipment	.7
Materials	2.5		102.3

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—82.2%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.1%				Food & Staples Retailing—.9%
Johnson Controls	65,609		2,064,715	Wal-Mart Stores	22,566		1,597,221
Banks—2.8%				Food, Beverage & Tobacco—3.9%
PNC Financial Services Group	38,750		2,417,613	Coca-Cola	35,020		1,355,974
Wells Fargo & Co.	79,880		2,802,190	Mondelez International, Cl. A	105,044		2,904,467
			5,219,803	PepsiCo	39,095		2,962,228
Capital Goods—11.2%							7,222,669
Boeing	17,132		1,317,451	Health Care Equipment &
Caterpillar	30,150		2,784,955	Services—5.8%
Donaldson	48,964		1,764,173	C.R. Bard	14,818		1,464,759
Dover	31,610		2,318,594	Express Scripts Holding	43,510	[a]	2,476,154
Eaton	54,050		3,349,478	Meridian Bioscience	59,285		1,256,842
Emerson Electric	27,120		1,537,704	ResMed	53,030		2,359,305
Flowserve	12,570		2,017,485	Stryker	24,982		1,595,850
MSC Industrial Direct, Cl. A	18,666		1,592,583	Varian Medical Systems	21,026	[a]	1,485,066
Precision Castparts	9,168		1,710,657				10,637,976
Rockwell Collins	20,198		1,214,102	Household & Personal Products—2.1%
W.W. Grainger	3,510		794,875	Colgate-Palmolive	14,763		1,689,330
			20,402,057	Procter & Gamble	28,890		2,200,840
Consumer Durables & Apparel—1.5%							3,890,170
Coach	22,340		1,079,692	Insurance—1.6%
NIKE, Cl. B	31,398		1,709,935	MetLife	81,240		2,879,146
			2,789,627	Materials—4.0%
Consumer Services—3.8%				Celanese, Ser. A	46,236		2,166,157
Las Vegas Sands	41,130		2,117,784	Monsanto	19,928		2,013,326
McDonald’s	16,629		1,594,721	Praxair	12,795		1,446,475
Panera Bread, Cl. A	4,671	[a]	751,797	Sigma-Aldrich	20,810		1,603,619
Starbucks	46,441		2,545,896				7,229,577
			7,010,198	Media—2.3%
Diversified Financials—1.4%				Comcast, Cl. A	37,050		1,474,219
Invesco	92,803		2,486,192	Walt Disney	49,289		2,690,686
Energy—9.7%							4,164,905
Apache	13,889		1,031,536	Pharmaceuticals, Biotech &
CARBO Ceramics	14,162		1,285,910	Life Sciences—6.6%
EOG Resources	13,228		1,662,892	Actavis	39,776	[a]	3,387,324
Halliburton	53,711		2,229,544	Celgene	21,468	[a]	2,215,068
Marathon Oil	63,570		2,129,595	Johnson & Johnson	19,930		1,516,872
National Oilwell Varco	33,650		2,292,575	Shire, ADR	26,180		2,452,019
Occidental Petroleum	14,821		1,220,213	Teva Pharmaceutical Industries, ADR	64,590		2,415,666
Schlumberger	19,272		1,500,325				11,986,949
Southwestern Energy	66,625	[a]	2,283,239	Retailing—5.3%
Valero Energy	44,195		2,014,850	Family Dollar Stores	25,911		1,491,178
			17,650,679	Lowe’s	66,285		2,528,773

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Retailing (continued)				Technology Hardware &
The TJX Companies	56,326		2,532,980	Equipment (continued)
Tractor Supply	15,536		1,615,589	Cisco Systems	77,133		1,608,223
Urban Outfitters	35,460	[a]	1,436,839	QUALCOMM	22,512		1,477,463
			9,605,359				9,113,358
Semiconductors & Semiconductor				Transportation—1.1%
Equipment—1.9%				C.H. Robinson Worldwide	23,548		1,342,707
Broadcom, Cl. A	69,350		2,365,528	Expeditors International of Washington	15,480		601,398
Intel	54,842		1,143,456				1,944,105
			3,508,984	Total Common Stocks
Software & Services—10.2%				(cost $128,813,674)			150,029,089
Adobe Systems	76,067	[a]	2,989,433
Automatic Data Processing	25,305		1,552,715	Other Investment—17.4%
Google, Cl. A	2,365	[a]	1,894,838	Registered Investment Companies:
International Business Machines	14,620		2,936,135	BNY Mellon U.S. Core Equity
MasterCard, Cl. A	4,939		2,557,513	130/30 Fund, Cl. M	1,385,727	[b]	17,681,882
Microsoft	44,299		1,231,512	Dreyfus Institutional Preferred
Oracle	48,636		1,666,269	Plus Money Market Fund	3,309,650	[c]	3,309,650
Paychex	44,136		1,460,902	Dreyfus Research Growth Fund, Cl. I	988,236	[b]	10,761,893
salesforce.com	13,805	[a]	2,336,082	Total Other Investment
				(cost $28,958,824)			31,753,425
			18,625,399
Technology Hardware &				Total Investments (cost $157,772,498)	99.6%		181,782,514
Equipment—5.0%
				Cash and Receivables (Net)	.4%		808,296
Amphenol, Cl. A	25,744		1,824,220
Apple	9,523		4,203,452	Net Assets	100.0%		182,590,810

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated mutual fund.
c Investment in affiliated money market mutual fund

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	15.6	Media	2.3
Capital Goods	11.2	Household & Personal Products	2.1
Software & Services	10.2	Semiconductors & Semiconductor Equipment	1.9
Energy	9.7	Money Market Investment	1.8
Pharmaceuticals, Biotech & Life Sciences	6.6	Insurance	1.6
Health Care Equipment & Services	5.8	Consumer Durables & Apparel	1.5
Retailing	5.3	Diversified Financials	1.4
Technology Hardware & Equipment	5.0	Automobiles & Components	1.1
Materials	4.0	Transportation	1.1
Food, Beverage & Tobacco	3.9	Food & Staples Retailing	.9
Consumer Services	3.8
Banks	2.8		99.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—86.1%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—.9%				Capital Goods (continued)
BorgWarner	2,950	[a]	219,509	Precision Castparts	18,637		3,477,478
Ford Motor	30,623		386,156	Raytheon	7,020		383,081
Harley-Davidson	2,664		140,206	Rockwell Collins	41,480		2,493,363
Johnson Controls	149,336		4,699,604	Stanley Black & Decker	3,083		242,632
			5,445,475	United Technologies	29,607		2,680,914
Banks—3.3%				W.W. Grainger	7,130		1,614,660
Bank of America	121,854		1,368,420	Xylem	10,038		276,045
BB&T	50,757		1,540,983				58,689,590
Fifth Third Bancorp	6,614		104,766	Commercial & Professional
First Horizon National	23,720		252,144	Services—.1%
M&T Bank	1,690		172,532	ADT	3,277		156,936
PNC Financial Services Group	106,680		6,655,765	Tyco International	8,534		273,173
SunTrust Banks	2,370		65,388	Waste Management	9,444		352,450
U.S. Bancorp	22,952		779,909				782,559
Wells Fargo & Co.	251,403		8,819,217	Consumer Durables & Apparel—1.1%
			19,759,124	Coach	44,321		2,142,034
Capital Goods—9.8%				Lennar, Cl. A	7,440		287,110
3M	6,854		712,816	Mattel	5,698		232,194
Boeing	38,501		2,960,727	NIKE, Cl. B	65,374		3,560,268
Caterpillar	72,167		6,666,066	Ralph Lauren	1,090		189,082
Cummins	1,926		223,166	VF	1,190		191,899
Danaher	6,502		400,523				6,602,587
Deere & Co.	2,101		184,531	Consumer Services—3.1%
Donaldson	87,880		3,166,316	Carnival	44,502		1,591,837
Dover	73,889		5,419,758	Chipotle Mexican Grill	500	[a]	158,395
Eaton	124,389		7,708,386	Las Vegas Sands	91,600		4,716,484
Emerson Electric	60,060		3,405,402	McDonald’s	40,266		3,861,509
Fastenal	3,460		178,640	Panera Bread, Cl. A	8,378	[a]	1,348,439
Flowserve	22,560		3,620,880	Starbucks	92,054		5,046,400
Fluor	2,597		160,754	Starwood Hotels &
General Dynamics	741		50,366	Resorts Worldwide	1,760	[b]	106,181
General Electric	198,222		4,602,715	Wyndham Worldwide	5,250		316,260
Honeywell International	34,090		2,389,709	Yum! Brands	26,546		1,738,232
Illinois Tool Works	1,000		61,500				18,883,737
Ingersoll-Rand	38,210		2,011,756	Diversified Financials—3.3%
Joy Global	2,140		135,548	American Express	10,379		645,055
Lockheed Martin	730		64,240	Ameriprise Financial	3,382		232,107
MSC Industrial Direct, Cl. A	33,497		2,857,964	BlackRock	1,500		359,625
Northrop Grumman	1,146		75,269	Capital One Financial	4,293		219,072
PACCAR	4,027		191,001	Charles Schwab	14,481		235,171
Parker Hannifin	1,802		170,253	Citigroup	33,420		1,402,637
Pentair	1,936		103,131	CME Group	5,075		303,586

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Diversified Financials (continued)				Energy (continued)
Discover Financial Services	5,797		223,358	Pioneer Natural Resources	1,610		202,554
Franklin Resources	1,250		176,562	Range Resources	2,180		167,424
Goldman Sachs Group	4,974		744,906	Schlumberger	65,700		5,114,745
H&R Block	6,930		172,280	Southwestern Energy	159,760	[a]	5,474,975
IntercontinentalExchange	13,969	[a]	2,162,681	Spectra Energy	7,787		226,134
Invesco	231,354		6,197,974	Tesoro	2,130		119,791
JPMorgan Chase & Co.	66,584		3,257,289	Valero Energy	108,783		4,959,417
Legg Mason	9,080		258,780	Williams	7,759		269,315
McGraw-Hill	898		41,802				59,776,822
Moody’s	1,120		53,827	Food & Staples Retailing—1.3%
Morgan Stanley	15,420		347,721	Costco Wholesale	19,985		2,024,281
State Street	44,696		2,529,347	CVS Caremark	12,760		652,291
T. Rowe Price Group	2,951		210,082	Kroger	7,546		220,419
			19,773,862	Sysco	10,440		335,750
Energy—10.0%				Wal-Mart Stores	58,069		4,110,124
Anadarko Petroleum	5,331		424,241	Walgreen	9,727		398,223
Apache	31,234		2,319,749	Whole Foods Market	370		31,679
Baker Hughes	3,830		171,661				7,772,767
Cabot Oil & Gas	2,560		158,643	Food, Beverage & Tobacco—4.8%
Cameron International	3,106	[a]	197,914	Altria Group	21,099		707,871
CARBO Ceramics	25,415		2,307,682	Archer-Daniels-Midland	7,790		248,189
Chevron	37,994		4,450,997	Beam	3,659		223,309
ConocoPhillips	11,366		658,660	Coca-Cola	146,314		5,665,278
Devon Energy	4,110		223,009	ConAgra Foods	5,040		171,914
Ensco, Cl. A	4,070		244,770	Constellation Brands, Cl. A	3,630	[a]	160,591
EOG Resources	27,191		3,418,181	General Mills	6,450		298,312
EQT	2,950		186,115	H.J. Heinz	3,613		261,690
Exxon Mobil	70,864		6,345,871	Hershey	1,951		162,596
FMC Technologies	3,120	[a]	161,959	Kraft Foods Group	7,311		354,364
Halliburton	126,426		5,247,943	Lorillard	5,970		230,084
Hess	3,680		244,720	McCormick & Co	4,672		314,285
Kinder Morgan	1,122		41,593	Mead Johnson Nutrition	16,047		1,202,081
Marathon Oil	155,947		5,224,225	Molson Coors Brewing, Cl. B	4,680		206,903
Marathon Petroleum	3,788		313,949	Mondelez International, Cl. A	261,295		7,224,807
National Oilwell Varco	80,400		5,477,652	Monster Beverage	2,300	[a]	115,989
Noble	4,910		175,876	PepsiCo	100,531		7,617,234
Noble Energy	2,443		270,758	Philip Morris International	34,724		3,185,927
Occidental Petroleum	54,974		4,526,009	Reynolds American	7,740		338,083
Peabody Energy	990		21,344	Tyson Foods, Cl. A	9,190		208,337
Phillips 66	6,813		428,946				28,897,844

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Insurance (continued)
Services—4.7%				Allstate	5,860		269,677
Abbott Laboratories	18,243		616,431	American International Group	16,360	[a]	621,844
Aetna	3,538		166,958	Aon	36,606		2,236,261
AmerisourceBergen	2,926		138,107	Berkshire Hathaway, Cl. B	19,082	[a]	1,949,417
Baxter International	5,535		374,166	Chubb	3,521		295,870
Boston Scientific	31,709	[a]	234,330	Cincinnati Financial	6,450		290,313
C.R. Bard	29,649		2,930,804	Hartford Financial Services Group	11,110		262,307
Cardinal Health	5,170		238,906	Lincoln National	2,076		61,325
Cerner	1,730	[a]	151,306	Loews	2,127		91,695
Cigna	2,998		175,263	Marsh & McLennan	7,356		273,202
Coventry Health Care	400		18,144	MetLife	195,522		6,929,300
Covidien	32,261		2,050,832	Prudential Financial	1,376		76,464
DaVita HealthCare Partners	1,110	[a]	132,778	Travelers	23,911		1,922,923
Edwards Lifesciences	1,390	[a]	119,443				15,902,483
Express Scripts Holding	110,038	[a]	6,262,263	Materials—3.5%
Humana	991		67,646	Air Products & Chemicals	16,469		1,421,933
Intuitive Surgical	440	[a]	224,352	Alcoa	37,410		318,733
Laboratory Corp. of America Holdings	3,491	[a]	309,303	Celanese, Ser. A	99,494		4,661,294
McKesson	2,139		227,012	CF Industries Holdings	200		40,166
Medtronic	7,086		318,587	Dow Chemical	6,906		219,058
Meridian Bioscience	106,407		2,255,828	E.I. du Pont de Nemours & Co.	9,581		458,930
Quest Diagnostics	640		35,949	Freeport-McMoRan Copper & Gold	42,654		1,361,516
ResMed	95,167		4,233,980	International Paper	7,644		336,412
St. Jude Medical	4,276		175,316	LyondellBasell Industries, Cl. A	6,220		364,616
Stryker	50,461		3,223,449	Monsanto	42,751		4,319,134
UnitedHealth Group	12,672		677,318	Mosaic	5,600		327,824
Varian Medical Systems	37,739	[a]	2,665,506	Newmont Mining	4,240		170,830
WellPoint	2,174		135,179	Nucor	1,070		48,204
			28,159,156	PPG Industries	3,168		426,603
Household & Personal Products—2.1%				Praxair	27,257		3,081,404
Avon Products	9,630		188,266	Sigma-Aldrich	41,506		3,198,452
Clorox	2,630		220,946	Vulcan Materials	679		34,581
Colgate-Palmolive	30,864		3,531,768				20,789,690
Estee Lauder, Cl. A	2,950		189,095	Media—2.7%
Kimberly-Clark	4,180		394,090	CBS, Cl. B	7,469		324,080
Procter & Gamble	107,046		8,154,764	Comcast, Cl. A	146,686		5,836,636
			12,678,929	DIRECTV	2,452	[a]	118,113
Insurance—2.7%				Discovery Communications, Cl. A	4,640	[a]	340,251
ACE	6,189		528,479	News Corp., Cl. A	22,786		656,237
Aflac	1,870		93,406	Omnicom Group	3,720		214,012

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Media (continued)				Real Estate (continued)
Time Warner	10,832		575,937	Prologis	1,560	[b]	60,746
Time Warner Cable	1,443		124,661	Public Storage	1,500	[b]	226,815
Viacom, Cl. B	5,068		296,275	Simon Property Group	3,912	[b]	621,460
Walt Disney	137,008		7,479,267	Ventas	3,510	[b]	248,438
			15,965,469	Vornado Realty Trust	4,460	[b]	357,737
Pharmaceuticals, Biotech &				Weyerhaeuser	4,300	[b]	126,463
Life Sciences—7.1%							3,352,448
AbbVie	17,853		659,133	Retailing—4.7%
Actavis	78,067	[a]	6,648,186	Amazon.com	11,327	[a]	2,993,386
Agilent Technologies	416		17,256	Bed Bath & Beyond	2,158	[a]	122,467
Alexion Pharmaceuticals	1,340	[a]	116,232	Dollar Tree	5,430	[a]	245,355
Allergan	4,149		449,835	eBay	11,742	[a]	642,053
Amgen	8,210		750,476	Family Dollar Stores	60,963		3,508,421
Biogen Idec	2,542	[a]	422,836	Genuine Parts	3,594		255,282
Bristol-Myers Squibb	21,362		789,753	Home Depot	52,413		3,590,291
Celgene	43,583	[a]	4,496,894	Limited Brands	2,529		115,120
Eli Lilly & Co.	43,966		2,403,182	Lowe’s	118,002		4,501,776
Gilead Sciences	59,480	[a]	2,540,391	Macy’s	7,099		291,769
GlaxoSmithKline, ADR	25,720		1,132,452	Netflix	670	[a]	126,014
Johnson & Johnson	64,051		4,874,922	Nordstrom	750		40,665
Life Technologies	4,430	[a]	257,516	O’Reilly Automotive	1,734	[a]	176,417
Merck & Co	35,381		1,511,830	priceline.com	538	[a]	369,918
Perrigo	1,880		212,760	Ross Stores	1,274		73,841
Pfizer	144,097		3,943,935	Staples	16,050		211,539
Shire, ADR	53,810		5,039,845	Target	8,120		511,235
Teva Pharmaceutical				The TJX Companies	111,592		5,018,292
Industries, ADR	151,230		5,656,002
				Tractor Supply	27,878		2,899,033
Thermo Fisher Scientific	4,740		349,812
				Urban Outfitters	61,800	[a]	2,504,136
			42,273,248
							28,197,010
Real Estate—.6%
				Semiconductors & Semiconductor
American Tower	2,205	[b]	171,108	Equipment—1.9%
AvalonBay Communities	199	[b]	24,841	Altera	4,018		142,318
Boston Properties	3,730	[b]	387,472	Analog Devices	5,623		254,272
CBRE Group, Cl. A	7,590	[a]	183,450	Broadcom, Cl. A	166,940		5,694,323
Equity Residential	1,957	[b]	107,713	Intel	153,457		3,199,578
HCP	5,210	[b]	254,665	Lam Research	4,510	[a]	190,773
Health Care	3,740	[b]	239,884	NVIDIA	19,350		244,971
Host Hotels & Resorts	2,163	[b]	36,057	NXP Semiconductors	31,790	[a]	1,027,453
Plum Creek Timber	6,301	[b]	305,599

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Semiconductors & Semiconductor				Technology Hardware &
Equipment (continued)				Equipment (continued)
Texas Instruments	13,149		451,931	SanDisk	3,190	[a]	160,744
Xilinx	8,784		327,380	Seagate Technology	5,890		189,422
			11,532,999	Teradata	30,608	[a]	1,777,100
Software & Services—9.1%				Western Digital	2,160		101,866
Accenture, Cl. A	25,943		1,929,121	Xerox	31,490		255,384
Adobe Systems	170,312	[a]	6,693,262				33,879,778
Automatic Data Processing	52,317		3,210,171	Telecommunication Services—1.0%
Citrix Systems	2,474	[a]	175,407	AT&T	82,830		2,974,425
Cognizant Technology Solutions, Cl. A	3,201	[a]	245,741	CenturyLink	430		14,908
Fiserv	2,216	[a]	181,956	Crown Castle International	1,920	[a]	134,016
Google, Cl. A	7,088	[a]	5,678,906	Sprint Nextel	35,830	[a]	207,814
International Business Machines	50,047		10,050,939	Verizon Communications	48,440		2,253,913
Intuit	3,207		206,787	Windstream	32,230		276,856
MasterCard, Cl. A	10,091		5,225,322				5,861,932
Microsoft	163,293		4,539,545	Transportation—1.2%
Oracle	129,625		4,440,953	C.H. Robinson Worldwide	47,235		2,693,340
Paychex	84,964		2,812,308	CSX	11,138		255,506
Red Hat	6,540	[a]	332,297	Expeditors International of Washington	36,186		1,405,826
salesforce.com	33,314	[a]	5,637,395	FedEx	2,858		301,319
Symantec	8,934	[a]	209,413	Norfolk Southern	3,742		273,353
Visa, Cl. A	5,530		877,279	Southwest Airlines	15,010		175,617
Western Union	12,012		168,528	Union Pacific	10,824		1,484,079
Yahoo!	99,962	[a]	2,130,190	United Parcel Service, Cl. B	5,163		426,722
			54,745,520				7,015,762
Technology Hardware &				Utilities—1.4%
Equipment—5.7%				American Electric Power	6,680		312,557
Amphenol, Cl. A	49,757		3,525,781	CenterPoint Energy	101,440		2,173,859
Apple	35,278		15,571,709	CMS Energy	10,606		282,226
Cisco Systems	199,092		4,151,068	Dominion Resources	4,643		260,008
Corning	14,950		188,519	DTE Energy	2,070		138,276
Dell	16,020		223,479	Duke Energy	8,311		575,537
EMC	22,547	[a]	518,806	Exelon	12,550		388,925
F5 Networks	940	[a]	88,764	NextEra Energy	6,780		487,279
Hewlett-Packard	21,518		433,373	NiSource	10,290		285,033
Juniper Networks	3,850	[a]	79,618	NRG Energy	12,540		300,960
Motorola Solutions	3,938		244,983	Pepco Holdings	13,280		269,451
NetApp	680	[a]	23,004	Pinnacle West Capital	5,155		288,371
QUALCOMM	96,696		6,346,158	SCANA	5,910		288,644

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment (continued)	Shares	Value ($)
Utilities (continued)				Registered Investment
Sempra Energy	20,987		1,631,949	Company (continued);
Southern	12,243		551,057	Dreyfus Institutional Preferred
TECO Energy	15,010		258,923	Plus Money Market Fund	13,510,152 [d]	13,510,152
			8,493,055	Dreyfus Research
				Growth Fund, Cl. I	2,634,517 [c]	28,689,886
Total Common Stocks
(cost $490,791,154)			515,231,846	Total Other Investment
				(cost $80,884,071)		82,612,170

Other Investment—13.8%				Total Investments
				(cost $571,675,225)	99.9%	597,844,016
Registered Investment
Company;				Cash and Receivables (Net)	.1%	664,474
BNY Mellon U.S. Core Equity				Net Assets	100.0%	598,508,490
130/30 Fund, Cl. M	3,167,095	[c]	40,412,132

ADR—American Depository Receipts

a Non-income producing security.
b Investment in real estate investment trust.
c Investment in affiliated mutual fund.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	11.5	Media	2.7
Energy	10.0	Money Market Investment	2.3
Capital Goods	9.8	Household & Personal Products	2.1
Software & Services	9.1	Semiconductors & Semiconductor Equipment	1.9
Pharmaceuticals, Biotech & Life Sciences	7.1	Utilities	1.4
Technology Hardware & Equipment	5.7	Food & Staples Retailing	1.3
Food, Beverage & Tobacco	4.8	Transportation	1.2
Health Care Equipment & Services	4.7	Consumer Durables & Apparel	1.1
Retailing	4.7	Telecommunication Services	1.0
Materials	3.5	Automobiles & Components	.9
Banks	3.3	Real Estate	.6
Diversified Financials	3.3	Commercial & Professional Services	.1
Consumer Services	3.1
Insurance	2.7		99.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon Income Stock Fund
Common Stocks—96.1%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—.8%				Insurance—2.5%
Johnson Controls	182,650		5,747,995	Arthur J. Gallagher & Co.	242,060		9,314,469
Banks—3.4%				MetLife	221,540		7,851,378
U.S. Bancorp	440,060		14,953,239				17,165,847
Wells Fargo & Co.	223,210		7,830,207	Materials—8.7%
			22,783,446	Eastman Chemical	198,010		13,807,237
Capital Goods—8.2%				International Paper	368,880		16,234,409
Eaton	205,280		12,721,202	LyondellBasell Industries, Cl. A	193,880		11,365,246
General Electric	1,010,562		23,465,250	Martin Marietta Materials	114,530	[a]	11,124,299
Honeywell International	275,860		19,337,786	PPG Industries	48,840		6,576,794
			55,524,238				59,107,985
Commercial & Professional				Media—9.4%
Services—1.1%				Omnicom Group	158,570		9,122,532
Pitney Bowes	583,120	[a]	7,638,872	Regal Entertainment Group, Cl. A	1,725,430	[a]	27,037,488
Consumer Durables & Apparel—2.4%				Time Warner	373,040		19,834,537
Garmin	166,000	[a]	5,700,440	Viacom, Cl. B	132,390		7,739,519
Newell Rubbermaid	451,590		10,540,111				63,734,076
			16,240,551	Pharmaceuticals, Biotech &
Consumer Services—1.7%				Life Sciences—8.9%
Carnival	331,970		11,874,567	Johnson & Johnson	161,820		12,316,120
Diversified Financials—6.0%				Merck & Co.	407,810		17,425,721
Invesco	284,790		7,629,524	Pfizer	664,958		18,199,900
JPMorgan Chase & Co.	537,059		26,272,926	Sanofi, ADR	258,340		12,196,231
Moody’s	147,440		7,085,966				60,137,972
			40,988,416	Semiconductors & Semiconductor
Energy—6.1%				Equipment—3.6%
BP, ADR	408,670		16,510,268	Microchip Technology	136,170	[a]	4,966,120
Exxon Mobil	105,790		9,473,494	Texas Instruments	559,600		19,233,452
Occidental Petroleum	78,770		6,485,134				24,199,572
Valero Energy	199,700		9,104,323	Software & Services—.6%
			41,573,219	Paychex	117,190	[a]	3,878,989
Food, Beverage & Tobacco—11.4%				Technology Hardware &
ConAgra Foods	769,970		26,263,677	Equipment—3.5%
Kraft Foods Group	493,343		23,912,335	Cisco Systems	666,540		13,897,359
Lorillard	210,300		8,104,962	QUALCOMM	147,020		9,648,923
PepsiCo	248,580		18,834,907				23,546,282
			77,115,881	Telecommunication Services—3.9%
Health Care Equipment &				Vodafone Group, ADR	232,230		5,838,262
Services—1.1%				Windstream	2,380,862	[a]	20,451,605
Baxter International	114,310		7,727,356				26,289,867

The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—3.4%	Shares	Value ($)
Utilities—12.8%				Registered Investment Company;
Dominion Resources	112,950		6,325,200	Dreyfus Institutional Preferred
DTE Energy	201,790		13,479,572	Plus Money Market Fund
National Grid, ADR	297,700	[a]	16,403,270	(cost $22,841,473)	22,841,473 [b]	22,841,473
NextEra Energy	305,560		21,960,597	Investment of Cash Collateral
NRG Energy	692,370		16,616,880	for Securities Loaned—10.9%
PPL	398,260		12,274,373	Registered Investment Company;
			87,059,892	Dreyfus Institutional Cash
Total Common Stocks				Advantage Fund
(cost $558,612,430)			652,335,023	(cost $74,139,234)	74,139,234 [b]	74,139,234

				Total Investments
Preferred Stocks—.6%				(cost $659,936,266)	111.0%	753,541,183
Automobiles & Components
				Liabilities, Less Cash
General Motors,				and Receivables	(11.0%)	(74,557,364)
Ser. B, Conv., Cum. $2.38
(cost $4,343,129)	101,160	[a]	4,225,453	Net Assets	100.0%	678,983,819

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was $75,615,197 and the value of the collateral held by the fund was
$77,718,207, consisting of cash collateral of $74,139,234 and U.S. Government & Agency securities valued at $3,578,973.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	14.3	Technology Hardware & Equipment	3.5
Utilities	12.8	Banks	3.4
Food, Beverage & Tobacco	11.4	Insurance	2.5
Media	9.4	Consumer Durables & Apparel	2.4
Pharmaceuticals, Biotech & Life Sciences	8.9	Consumer Services	1.7
Materials	8.7	Automobiles & Components	1.4
Capital Goods	8.2	Commercial & Professional Services	1.1
Energy	6.1	Health Care Equipment & Services	1.1
Diversified Financials	6.0	Software & Services	.6
Telecommunication Services	3.9
Semiconductors & Semiconductor Equipment	3.6		111.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon Mid Cap Multi-Strategy Fund
Common Stocks—98.7%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—2.4%				Capital Goods—10.6%
BorgWarner	94,140	[a]	7,004,957	AECOM Technology	19,270	[a]	584,074
Dana Holding	163,100		2,728,663	AGCO	37,585		1,934,876
Delphi Automotive	165,500		6,926,175	AMETEK	135,502		5,668,049
Gentex	19,680		369,000	B/E Aerospace	29,200	[a]	1,536,212
Goodyear Tire & Rubber	38,240	[a]	496,355	Chicago Bridge & Iron & Co.	15,688		840,736
Harley-Davidson	31,310		1,647,845	Curtiss-Wright	69,283		2,404,813
Lear	105,865		5,655,308	Donaldson	43,380		1,562,981
Tesla Motors	9,960	[a,b]	346,907	Dover	103,790		7,612,996
Thor Industries	11,890		446,945	Eaton	50,560		3,133,203
TRW Automotive Holdings	126,365	[a]	7,416,362	Fastenal	18,630		961,867
Visteon	7,780	[a]	453,418	Flowserve	31,255		5,016,427
			33,491,935	Fluor	72,990		4,518,081
Banks—4.1%				Fortune Brands Home & Security	119,500	[a]	4,128,725
BB&T	80,920		2,456,731	Foster Wheeler	208,865	[a]	5,025,292
BOK Financial	16,400		974,652	GATX	14,570		726,314
CIT Group	29,360	[a]	1,229,010	Hubbell, Cl. B	12,140		1,127,927
Comerica	213,235		7,331,019	Huntington Ingalls Industries	42,575		2,045,303
Commerce Bancshares	1,184		45,099	IDEX	22,300		1,135,739
Cullen/Frost Bankers	17,560	[b]	1,063,434	Ingersoll-Rand	220,620		11,615,643
East West Bancorp	139,955		3,442,893	Jacobs Engineering Group	82,060	[a]	4,007,810
Fifth Third Bancorp	532,330		8,432,107	Joy Global	15,580		986,837
First Citizens Bancshares, Cl. A	3,670		658,948	KBR	30,280		920,209
First Horizon National	48,180		512,153	L-3 Communications Holdings	13,570		1,034,984
First Niagara Financial Group	94,460		772,683	Lincoln Electric Holdings	14,060		788,063
First Republic Bank	82,870		3,020,611	Masco	179,405		3,455,340
Fulton Financial	64,430		731,280	MSC Industrial Direct, Cl. A	46,200		3,941,784
Hudson City Bancorp	80,230		683,560	Navistar International	10,580	[a,b]	262,701
Huntington Bancshares	250,075		1,758,027	Nordson	8,110		514,174
KeyCorp	44,020		413,348	Owens Corning	16,590	[a]	643,858
M&T Bank	29,185	[b]	2,979,497	PACCAR	48,420	[b]	2,296,561
New York Community Bancorp	54,540		736,290	Pall	15,290		1,042,472
People’s United Financial	69,920		915,952	Parker Hannifin	145,025		13,701,962
Popular	19,830	[a]	553,654	Pentair	24,270		1,292,863
Prosperity Bancshares	63,000		2,906,820	Quanta Services	30,320	[a]	861,088
Regions Financial	170,780		1,306,467	Regal-Beloit	81,420		6,292,138
Signature Bank	14,100	[a]	1,047,207	Rockwell Automation	18,250		1,648,705
SunTrust Banks	419,215		11,566,142	Rockwell Collins	20,940		1,258,703
TCF Financial	33,090		454,657	Roper Industries	64,420		8,027,376
Valley National Bancorp	32,220	[b]	323,167	Snap-on	8,960		719,219
Zions Bancorporation	38,050		918,527	SPX	9,290		747,938
			57,233,935	Stanley Black & Decker	54,460		4,286,002

The Funds 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Capital Goods (continued)				Consumer Durables &
Tech Data	12,470	[a]	661,658	Apparel (continued)
Terex	17,940	[a]	588,611	Harman International Industries	22,290		946,211
Textron	86,725		2,502,016	Jarden	11,290	[a]	701,222
Timken	12,610		684,975	Leggett & Platt	23,360		714,349
TransDigm Group	10,820		1,540,119	Lennar, Cl. A	21,440	[b]	827,370
Trinity Industries	156,840		6,781,762	Lowe’s	109,270		4,168,651
Triumph Group	54,330		3,988,365	Mattel	42,970		1,751,028
United Rentals	15,850	[a]	846,548	Michael Kors Holdings	7,230	[a]	428,594
W.W. Grainger	5,290		1,197,973	Mohawk Industries	40,910	[a]	4,337,278
WABCO Holdings	21,040	[a]	1,445,869	Newell Rubbermaid	582,060		13,585,280
Wabtec	10,920		1,067,867	NVR	750	[a]	756,900
WESCO International	52,345	[a,b]	3,868,295	Polaris Industries	13,010		1,136,684
Xylem	34,070		936,925	PulteGroup	124,920	[a]	2,395,966
			146,421,028	PVH	13,620		1,659,597
Commercial & Professional				Ralph Lauren	3,770		653,982
Services—2.8%				Toll Brothers	123,520	[a]	4,214,502
ADT	107,680		5,156,795	Tupperware Brands	10,940		855,836
Avery Dennison	16,100		657,685	Under Armour, Cl. A	69,410	[a]	3,420,525
Chemed	22,450		1,732,915	VF	20,450		3,297,767
Cintas	18,320		804,248	Whirlpool	10,860		1,226,637
Clean Harbors	6,380	[a]	328,570				54,748,000
Corrections Corp. of America	17,770		681,479	Consumer Services—1.3%
Dun & Bradstreet	9,610	[b]	774,566	Brinker International	16,150		539,087
Equifax	112,065		6,177,023	Chipotle Mexican Grill	3,620	[a]	1,146,780
FTI Consulting	88,600	[a]	3,077,964	Darden Restaurants	16,570		766,694
IHS, Cl. A	3,410	[a]	362,313	DeVry	17,340		519,853
Iron Mountain	24,084		830,898	H&R Block	147,130		3,657,652
Manpower	42,985		2,346,981	Hyatt Hotels, Cl. A	12,060	[a]	495,545
Nielsen Holdings	29,780		1,003,288	International Game Technology	42,400		675,856
Republic Services	40,380		1,269,547	ITT Educational Services	9,530	[a,b]	131,323
Robert Half International	132,460		4,708,953	Marriott International, Cl. A	11,320		446,574
Stericycle	13,220	[a]	1,268,062	MGM Resorts International	64,880	[a]	810,351
Towers Watson & Co., Cl. A	49,910		3,322,509	Panera Bread, Cl. A	4,200	[a]	675,990
Verisk Analytics, Cl. A	28,060	[a]	1,642,071	Penn National Gaming	9,080	[a]	452,638
Waste Connections	52,630		1,800,472	Royal Caribbean Cruises	20,850		727,040
Weight Watchers International	4,790	[b]	205,204	Service Corporation International	42,870		666,200
			38,151,543	Starwood Hotels & Resorts Worldwide	20,890	[c]	1,260,294
Consumer Durables & Apparel—4.0%				Wyndham Worldwide	6,700		403,608
Brunswick	86,545		3,153,700	Wynn Resorts	34,470		4,029,543
Diebold	14,540		410,610				17,405,028
Fossil	34,670	[a]	3,563,036	Diversified Financials—4.6%
Hanesbrands	13,680	[a]	542,275	Affiliated Managers Group	33,010	[a]	4,827,052

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Diversified				Energy (continued)
Financials (continued)				Marathon Petroleum	44,460		3,684,845
American Capital	49,960	[a]	698,441	McDermott International	247,960	[a]	3,154,051
Ameriprise Financial	30,420		2,087,725	Murphy Oil	27,940		1,700,987
Capital One Financial	33,125		1,690,369	Nabors Industries	41,600		697,216
Charles Schwab	93,585		1,519,820	National Oilwell Varco	24,780		1,688,261
Discover Financial Services	76,815		2,959,682	Noble Energy	62,410		6,916,900
E*TRADE Financial	570,600	[a]	6,111,126	Oceaneering International	24,390		1,550,960
IntercontinentalExchange	7,620	[a]	1,179,728	Patterson-UTI Energy	28,230		658,888
Invesco	60,020		1,607,936	Peabody Energy	37,880		816,693
Jefferies Group	19,660		427,015	Pioneer Natural Resources	32,820		4,129,084
Legg Mason	26,720	[b]	761,520	Plains Exploration & Production	22,030	[a]	999,501
Leucadia National	37,240	[b]	1,001,756	QEP Resources	158,230		4,819,686
Moody’s	58,450		2,809,107	Range Resources	22,070		1,694,976
NASDAQ OMX Group	36,370		1,151,474	Rosetta Resources	32,690	[a]	1,591,349
Northern Trust	83,520		4,440,758	SandRidge Energy	51,000	[a,b]	290,700
NYSE Euronext	26,690		995,003	SEACOR Holdings	6,380		443,282
Raymond James Financial	237,860		10,437,297	SM Energy	53,690		3,107,577
SEI Investments	64,060		1,810,976	Southwestern Energy	96,415	[a]	3,304,142
SLM	154,480		2,930,486	Superior Energy Services	22,230	[a]	587,984
T. Rowe Price Group	34,480		2,454,631	Tesoro	17,430		980,263
TD Ameritrade Holding	606,935		11,537,834	Ultra Petroleum	23,090	[a,b]	393,915
			63,439,736	Unit	14,490	[a]	659,005
Energy—6.6%				Valero Energy	230,845		10,524,224
Alpha Natural Resources	38,170	[a]	304,597	Weatherford International	78,830	[a]	936,500
Cabot Oil & Gas	85,180		5,278,605	Whiting Petroleum	14,690	[a]	715,403
Cameron International	103,590	[a]	6,600,755	World Fuel Services	11,820		449,515
CARBO Ceramics	3,510		318,708	WPX Energy	31,000	[a,b]	439,890
Cheniere Energy	30,520	[a]	650,076				91,201,905
Cimarex Energy	12,940		870,991	Exchange-Traded Funds—4.7%
Cobalt International Energy	21,450	[a]	529,172	iShares Russell Midcap
Concho Resources	57,490	[a]	5,171,800	Growth Index Fund	138,300	[b]	9,302,058
CONSOL Energy	31,970		1,027,836	iShares Russell Midcap Index Fund	162,820		19,935,681
Denbury Resources	60,360	[a]	1,093,723	PowerShares QQQ Trust	125,650	[b]	8,431,115
Diamond Offshore Drilling	10,640	[b]	741,395	Standard & Poor’s
Dresser-Rand Group	12,490	[a]	770,133	Depository Receipts
Ensco, Cl. A	38,345		2,306,068	S&P MidCap 400 ETF Trust	134,170	[b]	26,902,427
EQT	51,405		3,243,141				64,571,281
EXCO Resources	34,740	[b]	230,674	Food & Staples Retailing—.7%
FMC Technologies	20,630	[a]	1,070,903	Kroger	79,590		2,324,824
Helmerich & Payne	15,950		1,056,847	Safeway	40,340	[b]	962,512
HollyFrontier	34,740		1,952,388	Whole Foods Market	69,320		5,935,178
Kosmos Energy	95,910	[a]	1,048,296				9,222,514

The Funds 49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)

Food, Beverage & Tobacco—2.6%				Health Care Equipment &

Beam	13,330		813,530	Services (continued)

Brown-Forman, Cl. B	21,890		1,436,422	Health Management

Bunge	20,880		1,547,417	Associates, Cl. A	33,320	[a]	366,187

Campbell Soup	2,810	[b]	115,660	Health Net	12,310	[a]	316,859

Coca-Cola Enterprises	90,865		3,251,150	Henry Schein	14,570	[a]	1,299,935

ConAgra Foods	63,700		2,172,807	Hill-Rom Holdings	10,970		359,597

Constellation Brands, Cl. A	85,120	[a]	3,765,709	Hologic	249,410	[a]	5,444,620

Crimson Wine Group	3,724	[a]	29,978	Humana	92,675		6,325,996

Dean Foods	24,640	[a]	409,024	Laboratory Corp. of
				America Holdings	10,240	[a]	907,264
Dr. Pepper Snapple Group	113,285		4,941,492
				McKesson	38,560		4,092,373
Green Mountain Coffee Roasters	17,060	[a,b]	814,786
				MEDNAX	106,690	[a,b]	9,134,798
H.J. Heinz	39,300		2,846,499
				Omnicare	96,955		3,612,543
Hershey	18,990		1,582,627
				Quest Diagnostics	42,570		2,391,157
Hillshire Brands	18,790		608,796
				ResMed	24,470	[b]	1,088,670
Ingredion	13,840		916,208
				Sirona Dental Systems	8,750	[a]	621,425
J.M. Smucker	13,530		1,289,409
				St. Jude Medical	31,190		1,278,790
Kellogg	24,645		1,491,023
				Tenet Healthcare	19,077	[a]	749,917
Lorillard	80,215		3,091,486
				Universal Health Services, Cl. B	60,970		3,529,553
McCormick & Co.	17,370		1,168,480
				Varian Medical Systems	16,420	[a]	1,159,745
Mead Johnson Nutrition	22,130		1,657,758
				WellCare Health Plans	56,890	[a]	3,253,539
Monster Beverage	20,550	[a]	1,036,337
				Zimmer Holdings	24,300		1,821,528
Smithfield Foods	26,260	[a]	584,022
							94,927,479
Tyson Foods, Cl. A	44,080		999,294
				Household & Personal

			36,569,914	Products—.8%

Health Care Equipment &				Avon Products	360,680		7,051,294
Services—6.9%
				Church & Dwight	25,980		1,609,721
Alere	19,360	[a]	440,634
				Clorox	13,360		1,122,374
Allscripts Healthcare Solutions	20,770	[a]	264,194
				Energizer Holdings	9,300		854,949
AmerisourceBergen	197,550		9,324,360
				Herbalife	11,840	[b]	477,034
Boston Scientific	184,940	[a]	1,366,707
				Nu Skin Enterprises, Cl. A	8,170	[b]	336,604
Brookdale Senior Living	12,110	[a]	335,205
							11,451,976
C.R. Bard	10,690		1,056,707
				Insurance—4.1%
CareFusion	209,770	[a]	6,867,870
				Alleghany	7,915	[a]	2,990,841
Catamaran	110,770	[a]	5,949,457
				Allstate	24,210		1,114,144
Cerner	19,250	[a]	1,683,605
				Aon	42,480		2,595,103
Cigna	205,070		11,988,392
				Arch Capital Group	34,275	[a]	1,683,588
Community Health Systems	16,030		677,428
				Arthur J. Gallagher & Co.	97,060		3,734,869
Cooper	9,660		1,024,540
				Assurant	14,470		607,595
Coventry Health Care	19,460		882,706
				Assured Guaranty	26,340		491,768
DaVita HealthCare Partners	21,900	[a]	2,619,678
				Axis Capital Holdings	41,865		1,705,161
DENTSPLY International	25,890		1,072,364
				Brown & Brown	46,780		1,403,400
Edwards Lifesciences	8,410	[a]	722,671
				Everest Re Group	12,900		1,607,469
HCA Holdings	24,170		896,465

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Insurance (continued)				Materials (continued)
Fidelity National Financial, Cl. A	175,770		4,383,704	International Flavors & Fragrances	12,370		902,763
Genworth Financial, Cl. A	75,150	[a]	641,781	International Paper	96,725		4,256,867
Hartford Financial Services Group	69,620		1,643,728	LyondellBasell Industries, Cl. A	76,170		4,465,085
Lincoln National	41,380		1,222,365	Martin Marietta Materials	9,040	[b]	878,055
Loews	48,280		2,081,351	MeadWestvaco	30,980		1,106,296
Markel	2,030	[a,b]	981,404	Minerals Technologies	31,805		1,279,833
Marsh & McLennan	88,785		3,297,475	Nucor	45,810		2,063,741
Old Republic International	41,500		498,415	Owens-Illinois	95,915	[a]	2,445,833
PartnerRe	11,690		1,043,216	PPG Industries	31,915		4,297,674
Principal Financial Group	169,090		5,344,935	Reliance Steel & Aluminum	60,420		4,023,368
Progressive	83,200		2,026,752	Rock-Tenn, Cl. A	15,345		1,357,265
Protective Life	43,060		1,374,475	Royal Gold	6,970		456,814
Reinsurance Group of America	61,640		3,544,300	Sealed Air	33,040		733,818
StanCorp Financial Group	11,030		439,104	Sherwin-Williams	55,360		8,945,622
Symetra Financial	101,015		1,330,368	Sigma-Aldrich	17,850		1,375,521
Torchmark	67,570		3,796,758	Sonoco Products	25,750		818,078
Unum Group	66,230		1,620,648	Steel Dynamics	43,240		660,275
Validus Holdings	30,260		1,078,164	Tahoe Rescouces	11,200	[a,b]	169,120
W.R. Berkley	24,910		1,033,765	United States Steel	22,190	[b]	462,440
White Mountains Insurance Group	730		412,450	Valspar	13,900		856,379
XL Group	45,250		1,295,960	Vulcan Materials	20,180		1,027,767
			57,025,056	W.R. Grace & Co.	10,410	[a]	745,148
Materials—5.0%				Walter Energy	13,460	[b]	427,893
Airgas	10,130		1,015,836				69,150,447
Albemarle	11,720		762,738	Media—2.2%
Alcoa	149,790		1,276,211	AMC Networks, Cl. A	10,260	[a]	588,924
Allied Nevada Gold	11,900	[a]	217,770	CBS, Cl. B	95,025	[b]	4,123,135
Ashland	18,520		1,444,004	Discovery Communications, Cl. A	34,420	[a]	2,524,019
Ball	49,415		2,194,520	DISH Network, Cl. A	29,380		1,022,424
Bemis	19,490		727,757	DreamWorks
Cabot	41,205		1,515,520	Animation SKG, Cl. A	17,530	[a,b]	290,998
Celanese, Ser. A	22,070		1,033,980	Gannett	37,140		745,400
CF Industries Holdings	8,470		1,701,030	Interpublic Group of Cos	311,480		3,980,714
Cliffs Natural Resources	12,510	[b]	318,505	John Wiley & Sons, Cl. A	13,270		485,417
Commercial Metals	39,620		646,202	Lamar Advertising, Cl. A	11,900	[a]	550,256
Crown Holdings	92,340	[a]	3,589,256	Liberty Global, Cl. A	35,820	[a]	2,467,640
Cytec Industries	10,400		752,856	Liberty Media	13,870	[a]	1,497,960
Domtar	7,060		526,394	McGraw-Hill	64,955		3,023,655
Eastman Chemical	20,140		1,404,362	Omnicom Group	86,910		4,999,932
FMC	13,030		785,188	Sirius XM Radio	495,360	[b]	1,535,616
Graphic Packaging Holding	314,350	[a]	2,332,477	Starz—Liberty Capital	13,870	[a]	257,427
H.B. Fuller	64,865		2,651,033	Virgin Media	39,090	[b]	1,813,776
Huntsman	28,970		499,153				29,907,293

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Pharmaceuticals, Biotech &				Real Estate (continued)
Life Sciences—4.1%				Equity Lifestyle Properties	12,980	[c]	956,496
Actavis	16,890	[a]	1,438,352	Equity Residential	30,285	[c]	1,666,886
Agilent Technologies	46,590		1,932,553	Essex Property Trust	8,870	[c]	1,321,541
Alexion Pharmaceuticals	51,350	[a]	4,454,099	Extra Space Storage	32,260	[c]	1,207,814
Alkermes	141,910	[a]	3,080,866	Federal Realty Investment Trust	960	[c]	101,962
ARIAD Pharmaceuticals	21,520	[a]	452,566	Forest City Enterprises, Cl. A	46,580	[a]	747,143
BioMarin Pharmaceutical	18,770	[a]	1,088,097	General Growth Properties	33,560	[c]	642,338
Charles River Laboratories				Hatteras Financial	22,380	[c]	597,322
International	17,250	[a]	702,765	HCP	107,390	[c]	5,249,223
Covance	41,710	[a]	2,777,469	Health Care	30,750	[c]	1,972,305
Cubist Pharmaceuticals	135,700	[a]	5,757,751	Hospitality Properties Trust	30,220	[c]	806,874
Forest Laboratories	39,130	[a]	1,439,984	Host Hotels & Resorts	158,259	[c]	2,638,178
Hospira	25,560	[a]	752,231	Jones Lang LaSalle	11,000		1,063,040
ICON	43,890	[a]	1,367,612	Kimco Realty	239,905	[c]	5,222,732
Illumina	19,130	[a,b]	958,987	Macerich	34,140	[c]	2,052,155
Life Technologies	26,450	[a]	1,537,539	Mack-Cali Realty	25,180	[c]	714,608
Medivation	8,520	[a]	418,673	Mid-America
Mylan	230,230	[a]	6,817,110	Apartment Communities	41,770	[c]	2,900,509
Myriad Genetics	15,310	[a]	389,180	Piedmont Office Realty Trust, Cl. A	63,730	[c]	1,252,932
Onyx Pharmaceuticals	45,370	[a]	3,416,815	Plum Creek Timber	26,250	[c]	1,273,125
Perrigo	47,400		5,364,258	Prologis	57,550	[c]	2,240,997
Qiagen	26,560	[a,b]	569,712	Rayonier	35,459	[b,c]	1,981,094
Regeneron Pharmaceuticals	11,580	[a]	1,933,860	Regency Centers	32,040	[c]	1,662,235
Salix Pharmaceuticals	125,200	[a]	6,116,020	Senior Housing Properties Trust	39,050	[c]	979,765
Techne	9,360		636,386	SL Green Realty	20,130	[c]	1,643,011
Vertex Pharmaceuticals	29,010	[a]	1,358,248	Taubman Centers	18,170	[c]	1,394,002
Waters	14,140	[a]	1,311,061	Ventas	64,290	[c]	4,550,446
			56,072,194	Vornado Realty Trust	45,115	[c]	3,618,674
Real Estate—5.1%				Weingarten Realty Investors	52,200	[b,c]	1,599,930
American Assets Trust	31,455	[c]	950,885	Weyerhaeuser	67,700	[c]	1,991,057
American Campus Communities	34,650	[c]	1,566,180				70,640,617
American Capital Agency	23,880	[c]	757,474	Retailing—4.9%
Annaly Capital Management	65,820	[c]	1,019,552	Aaron’s	13,020		355,316
Apartment Investment &				Abercrombie & Fitch, Cl. A	11,910		555,363
Management, Cl. A	29,660	[c]	878,529	Advance Auto Parts	10,440		796,990
AvalonBay Communities	22,140	[c]	2,763,736	American Eagle Outfitters	25,790		533,337
Boston Properties	10,700	[c]	1,111,516	AutoZone	4,850	[a]	1,843,728
Camden Property Trust	25,380	[c]	1,754,773	Bed Bath & Beyond	23,460	[a]	1,331,355
CBRE Group, Cl. A	52,820	[a]	1,276,659	Best Buy	18,690	[b]	306,703
Chimera Investment	152,200	[c]	453,556	CarMax	33,030	[a]	1,268,682
Corporate Office				Dick’s Sporting Goods	71,410		3,570,500
Properties Trust	39,010	[c]	1,009,189
				Dollar General	20,890	[a]	968,043
Digital Realty Trust	27,896	[b,c]	1,868,474
				Dollar Tree	21,830	[a]	986,389
Duke Realty	73,125	[c]	1,181,700

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Retailing (continued)				Semiconductors & Semiconductor
Expedia	11,450		730,968	Equipment (continued)
Family Dollar Stores	13,710		789,011	LSI	375,650	[a]	2,614,524
Foot Locker	47,070		1,609,323	Marvell Technology Group	31,830		321,483
GameStop, Cl. A	21,860	[b]	547,812	Maxim Integrated Products	41,980		1,308,936
Gap	36,720		1,208,822	Micron Technology	119,320	[a]	1,001,095
Genuine Parts	19,850		1,409,946	NVIDIA	207,755		2,630,178
GNC Holdings, Cl. A	120,990		4,960,590	ON Semiconductor	147,705	[a]	1,181,640
Hasbro	18,530	[b]	741,571	Silicon Laboratories	8,920	[a]	370,358
Kohl’s	31,680		1,460,448	Skyworks Solutions	28,600	[a]	609,180
Liberty Interactive, Cl. A	74,390	[a]	1,553,263	Xilinx	120,230		4,480,972
Limited Brands	31,020		1,412,030				46,733,606
LKQ	43,100	[a]	913,289	Software & Services—5.9%
Macy’s	130,245		5,353,070	Activision Blizzard	51,530		736,879
Netflix	7,590	[a,b]	1,427,527	Akamai Technologies	140,350	[a]	5,187,336
Nordstrom	48,605		2,635,363	Alliance Data Systems	22,620	[a,b]	3,589,568
O’Reilly Automotive	16,660	[a]	1,694,988	Amdocs	74,685		2,723,762
PetSmart	17,630		1,147,889	ANSYS	13,400	[a]	1,015,720
Rent-A-Center	75,230		2,729,344	AOL	12,910	[a]	476,379
Ross Stores	21,570		1,250,197	Autodesk	32,100	[a]	1,178,712
Sally Beauty Holdings	20,070	[a]	556,742	BMC Software	20,780	[a]	832,655
Signet Jewelers	13,450		823,409	Broadridge Financial Solutions	28,280		649,026
Staples	215,140	[b]	2,835,545	CA	149,700		3,666,153
Tiffany & Co.	85,230	[b]	5,724,047	Citrix Systems	80,040	[a]	5,674,836
Tractor Supply	10,830		1,126,212	Cognizant Technology Solutions, Cl. A	81,640	[a]	6,267,503
TripAdvisor	10,870	[a]	494,150	Computer Sciences	21,990		1,056,180
Ulta Salon Cosmetics & Fragrance	13,230		1,171,649	Compuware	37,170	[a]	431,544
Urban Outfitters	78,870	[a]	3,195,812	Concur Technologies	7,230	[a,b]	507,546
Williams-Sonoma	108,995		4,948,373	CoreLogic	12,990	[a]	336,571
			66,967,796	Electronic Arts	297,240	[a]	5,210,617
Semiconductors & Semiconductor				Equinix	7,440	[a]	1,573,932
Equipment—3.4%				FactSet Research Systems	6,900	[b]	671,301
Altera	26,510		938,984	Fidelity National
Analog Devices	161,515		7,303,708	Information Services	37,760		1,421,664
Applied Materials	332,980		4,561,826	Fiserv	22,290	[a]	1,830,232
Atmel	79,730	[a]	542,164	Global Payments	17,750		855,728
Avago Technologies	27,410		937,970	IAC/InterActiveCorp	44,855		1,827,841
Broadcom, Cl. A	202,310		6,900,794	Informatica	16,990	[a]	594,820
Cree	15,600	[a,b]	705,588	Intuit	121,780		7,852,374
Cypress Semiconductor	48,040	[a]	505,861	Jack Henry & Associates	20,720		905,878
Fairchild Semiconductor International	36,650	[a]	522,629	LinkedIn, Cl. A	8,070	[a]	1,357,213
KLA-Tencor	25,250		1,382,690	NetSuite	5,210	[a]	363,606
Lam Research	150,140	[a]	6,350,922	Nuance Communications	34,840	[a,b]	641,404
Linear Technology	40,850		1,562,104	Paychex	23,210	[b]	768,251

The Funds 53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Software & Services (continued)				Telecommunication Services—.9%
Rackspace Hosting	71,510	[a]	3,994,549	Crown Castle International	36,100	[a]	2,519,780
Red Hat	13,000	[a]	660,530	Frontier Communications	141,160	[b]	584,402
Rovi	19,510	[a]	347,083	MetroPCS Communications	43,790	[a]	429,142
SolarWinds	7,680	[a]	433,613	NeuStar, Cl. A	12,260	[a]	537,601
Solera Holdings	18,430		1,037,609	NII Holdings	34,660	[a,b]	167,061
Symantec	198,410	[a]	4,650,730	SBA Communications, Cl. A	20,630	[a]	1,467,206
Synopsys	120,280	[a]	4,213,408	Sprint Nextel	378,790	[a]	2,196,982
Teradata	19,700	[a]	1,143,782	TE Connectivity	88,904		3,567,718
TIBCO Software	30,100	[a]	645,645	tw telecom	24,190	[a]	612,491
Vantiv, Cl. A	144,060		3,134,746	Windstream	96,370	[b]	827,818
VeriFone Systems	15,540	[a]	294,794				12,910,201
Western Union	32,160		451,205	Transportation—1.9%
			81,212,925	C.H. Robinson Worldwide	98,150		5,596,513
Technology Hardware &				Con-way	90,920		3,195,838
Equipment—5.6%				Copa Holdings, Cl. A	4,650		485,553
Acme Packet	10,580	[a]	308,724	Delta Air Lines	112,270	[a]	1,602,093
Amphenol, Cl. A	18,940		1,342,088	ERA Group	6,380		128,812
Arrow Electronics	137,255	[a]	5,510,788	Expeditors International
Avnet	321,260	[a]	11,343,691	of Washington	31,510		1,224,164
AVX	47,000		553,660	Hertz Global Holdings	31,790	[a]	634,211
Dolby Laboratories, Cl. A	7,160	[b]	228,261	J.B. Hunt Transport Services	21,440		1,490,509
EchoStar, Cl. A	16,150	[a]	611,116	Kansas City Southern	24,120		2,483,636
F5 Networks	39,270	[a]	3,708,266	Kirby	96,300	[a]	7,316,874
Flextronics International	345,225	[a]	2,295,746	Southwest Airlines	78,270		915,759
FLIR Systems	33,560		883,970	United Continential Holdings	44,930	[a,b]	1,200,080
Harris	37,940		1,823,776				26,274,042
Ingram Micro, Cl. A	39,010	[a]	735,729	Utilities—3.5%
Itron	3,830	[a]	161,128	AES	174,650		2,029,433
JDS Uniphase	459,890	[a]	6,512,042	Alliant Energy	37,065		1,767,630
Juniper Networks	576,760	[a]	11,927,397	Ameren	86,685		2,929,086
Lexmark International, Cl. A	13,340	[b]	293,747	American Electric Power	45,215		2,115,610
Molex	26,530	[b]	735,146	American Water Works	28,190		1,112,096
NCR	25,070	[a]	691,431	Aqua America	36,410		1,060,623
NetApp	41,360	[a]	1,399,209	Calpine	42,860	[a]	788,624
Polycom	29,840	[a]	271,842	CenterPoint Energy	31,710		679,545
Riverbed Technology	22,190	[a]	339,063	CMS Energy	32,240		857,906
SanDisk	156,770	[a]	7,899,640	DTE Energy	22,680		1,515,024
Seagate Technology	270,305	[b]	8,693,009	Edison International	87,520		4,203,586
Trimble Navigation	21,870	[a]	1,299,734	Entergy	29,420		1,831,689
Western Digital	132,010		6,225,592	Great Plains Energy	219,835		4,798,998
Xerox	128,500		1,042,135	ITC Holdings	10,400		879,008
Zebra Technologies, Cl. A	16,600	[a]	742,352	National Fuel Gas	13,800		803,022
			77,579,282	NiSource	39,240		1,086,948

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)	Other Investment—1.2%	Shares	Value ($)
Utilities (continued)				Registered
Northeast Utilities	43,830		1,819,383	Investment Company;
NRG Energy	11,460		275,040	Dreyfus
NV Energy	104,780		2,070,453	Institutional Preferred
				Plus Money Market Fund
OGE Energy	17,400		1,007,634	(cost $16,783,363)	16,783,363 [d]	16,783,363
ONEOK	27,070		1,217,879
Pepco Holdings	67,620	[b]	1,372,010	Investment of Cash Collateral
Pinnacle West Capital	22,870		1,279,348	for Securities Loaned—4.3%
PPL	79,970		2,464,675	Registered
Questar	37,960		892,440	Investment Company;
Sempra Energy	28,940		2,250,374	Dreyfus Institutional Cash
				Advantage Fund
TECO Energy	88,010		1,518,173
				(cost $59,109,391)	59,109,391 [d]	59,109,391

Vectren	45,170		1,490,610
Westar Energy	39,410		1,222,498	Total Investments
Wisconsin Energy	10,730		443,149	(cost $1,259,749,542)	104.2%	1,437,862,627
Xcel Energy	30,580		877,646	Liabilities, Less Cash
			48,660,140	and Receivables	(4.2%)	(57,309,000)
Total Common Stocks				Net Assets	100.0%	1,380,553,627
(cost $1,183,856,788)	1,361,969,873

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was $73,194,974 and the value of the collateral held by the fund was
$78,202,347, consisting of cash collateral of $59,109,391 and U.S. Government and Agency securities valued at $19,092,956.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Capital Goods	10.6	Consumer Durables & Apparel	4.0
Health Care Equipment & Services	6.9	Utilities	3.5
Energy	6.6	Semiconductors & Semiconductor Equipment	3.4
Software & Services	5.9	Commercial & Professional Services	2.8
Technology Hardware & Equipment	5.6	Food, Beverage & Tobacco	2.6
Money Market Investments	5.5	Automobiles & Components	2.4
Real Estate	5.1	Media	2.2
Materials	5.0	Transportation	1.9
Retailing	4.9	Consumer Services	1.3
Exchange-Traded Funds	4.7	Telecommunication Services	.9
Diversified Financials	4.6	Household & Personal Products	.8
Banks	4.1	Food & Staples Retailing	.7
Insurance	4.1
Pharmaceuticals, Biotech & Life Sciences	4.1		104.2

† Based on net assets.
See notes to financial statements.

The Funds 55

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Small Cap Multi-Strategy Fund
Common Stocks—98.4%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—4.6%				Capital Goods (continued)
American Axle &				Astec Industries	14,850		528,809
Manufacturing Holdings	262,510	[a]	3,320,752	Beacon Roofing Supply	12,880	[a]	475,272
Dana Holding	277,380		4,640,567	Comfort Systems USA	24,450		305,136
Drew Industries	24,650		896,767	Commercial Vehicle Group	34,250	[a]	270,575
Tenneco	37,650	[a]	1,333,939	Crane	14,650		787,877
Thor Industries	35,070		1,318,281	DXP Enterprises	11,160	[a]	694,152
Tower International	56,090	[a]	675,324	EMCOR Group	16,850		649,905
			12,185,630	Foster Wheeler	35,300	[a]	849,318
Banks—7.5%				FreightCar America	11,520		242,266
Associated Banc-Corp	43,860		631,145	GrafTech International	22,960	[a,b]	169,674
Bancorp	25,010	[a]	319,378	Granite Construction	43,750		1,360,187
BancorpSouth	27,450		419,985	Hexcel	21,060	[a]	573,885
Brookline Bancorp	52,190		474,929	II-VI	23,570	[a]	408,468
Cardinal Financial	22,890		364,638	L.B. Foster, Cl. A	1,380		60,941
City National	10,750		610,708	Middleby	3,880	[a]	579,323
CoBiz Financial	22,800		189,012	MRC Global	32,290	[a]	991,949
CVB Financial	63,210		670,026	Orion Marine Group	45,980	[a]	437,730
EverBank Financial	60,230		909,473	Primoris Services	19,240		360,750
First Commonwealth Financial	117,290		852,698	Rush Enterprises, Cl. A	6,630	[a]	162,435
First Horizon National	74,990		797,144	Teledyne Technologies	10,790	[a]	793,928
First Midwest Bancorp	42,280		528,500	Titan International	27,690	[b]	584,536
Hancock Holding	13,370		403,774	Trinity Industries	43,370		1,875,319
MB Financial	34,910		827,716	Triumph Group	8,010		588,014
National Penn Bancshares	41,360		405,328	Watts Water Technologies, Cl. A	56,830		2,667,600
Oritani Financial	24,560		361,278	WESCO International	11,580	[a,b]	855,762
PacWest Bancorp	20,420		558,079				19,018,903
PrivateBancorp	43,630		781,413	Commercial & Professional
Prosperity Bancshares	11,900		549,066	Services—6.9%
Provident Financial Services	32,390		485,526	Brink’s	22,500		595,125
SCBT Financial	20,110	[b]	957,638	Corporate Executive Board	18,520		1,002,673
SVB Financial Group	57,130	[a]	3,831,138	Encore Capital Group	11,240	[a]	332,142
Synovus Financial	235,480		598,119	Equifax	4,580		252,450
TCF Financial	80,670	[b]	1,108,406	Herman Miller	131,910		3,165,840
Washington Trust Bancorp	5,680		150,179	InnerWorkings	43,040	[a,b]	635,701
Webster Financial	30,530		672,271	Interface	75,100		1,375,081
Western Alliance Bancorp	46,320	[a]	616,056	Korn/Ferry International	39,530	[a]	731,700
Wintrust Financial	22,370		816,505	McGrath RentCorp	15,000		442,350
			19,890,128	Portfolio Recovery Associates	19,592	[a]	2,290,795
Capital Goods—7.2%				Steelcase, Cl. A	228,280		3,230,162
Aerovironment	23,400	[a]	517,608	Tetra Tech	13,570	[a]	391,630
Apogee Enterprises	18,095		466,670	TrueBlue	198,040	[a]	3,839,996
Armstrong World Industries	14,880		760,814				18,285,645

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Durables & Apparel—5.2%				Energy (continued)
Brunswick	22,890		834,112	Matrix Service	19,640	[a]	305,598
Cavco Industries	5,050	[a]	227,806	McDermott International	119,950	[a]	1,525,764
Deckers Outdoor	14,790	[a,b]	596,629	Oasis Petroleum	19,540	[a]	717,118
Ethan Allen Interiors	20,350	[b]	568,579	Oil States International	4,920	[a]	374,658
Fifth & Pacific	182,100	[a]	3,294,189	PDC Energy	40,040	[a]	1,867,466
Jarden	7,900	[a]	490,669	Tesco	53,390	[a]	678,587
Jones Group	258,550		2,983,667	Unit	16,470	[a]	749,056
KB Home	22,040	[b]	411,928				11,511,965
La-Z-Boy	32,060		587,339	Exchange-Traded Funds—2.3%
M/I Homes	19,370	[a]	443,573	iShares Russell 2000
Meritage Homes	13,180	[a]	533,658	Growth Index Fund	32,210	[b]	3,307,323
Oxford Industries	17,100		831,231	iShares Russell 2000 Index Fund	16,130	[b]	1,459,442
Skechers USA, Cl. A	28,340	[a]	592,306	iShares Russell 2000
Standard Pacific	81,080	[a,b]	659,991	Value Index Fund	15,900	[b]	1,284,879
Steven Madden	9,880	[a]	435,609				6,051,644
True Religion Apparel	12,750		340,297	Food & Staples Retailing—1.5%
			13,831,583	Casey’s General Stores	25,100		1,420,409
Consumer Services—2.1%				Chefs’ Warehouse	18,020	[a]	324,360
Bloomin’ Brands	23,519	[b]	404,762	Harris Teeter Supermarkets	35,040		1,506,720
Buffalo Wild Wings	4,890	[a]	384,794	United Natural Foods	16,840	[a]	852,441
Cheesecake Factory	21,200		734,368				4,103,930
Grand Canyon Education	15,980	[a]	382,721	Food, Beverage & Tobacco—.8%
Papa John’s International	7,340	[a]	381,753	Boulder Brands	59,960	[a,b]	510,859
Scientific Games, Cl. A	170,290	[a]	1,532,610	Dole Food	82,866	[a,b]	928,099
SHFL Entertainment	76,880	[a]	1,219,317	Lancaster Colony	7,520		550,238
Six Flags Entertainment	8,570		572,562				1,989,196
			5,612,887	Health Care Equipment &
Diversified Financials—1.1%				Services—7.0%
Duff & Phelps, Cl. A	28,670		445,532	Acadia Healthcare	32,287	[a]	878,852
E*TRADE Financial	109,030	[a]	1,167,711	Air Methods	14,580		653,038
Nelnet, Cl. A	25,490		845,758	Align Technology	33,970	[a,b]	1,068,017
Piper Jaffray	14,730	[a]	568,136	Allscripts Healthcare Solutions	43,960	[a]	559,171
			3,027,137	Analogic	9,600		712,224
Energy—4.3%				athenahealth	8,140	[a,b]	763,451
Approach Resources	25,880	[a,b]	640,530	Catamaran	17,780	[a]	954,964
Cloud Peak Energy	35,798	[a]	613,578	Centene	15,010	[a]	675,750
Diamondback Energy	24,330		552,534	Computer Programs & Systems	7,490		390,529
Dril-Quip	12,750	[a]	1,048,433	Haemonetics	2,350	[a]	96,937
Exterran Holdings	28,410	[a]	716,784	Hanger	117,110	[a]	3,473,483
Geospace Technologies	3,460	[a]	336,727	HealthSouth	35,200	[a]	849,024
Helix Energy Solutions Group	41,320	[a]	967,301	HMS Holdings	26,620	[a]	771,714
Lufkin Industries	6,450		417,831	ICU Medical	8,170	[a]	463,729

The Funds 57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Pharmaceuticals, Biotech &
Services (continued)				Life Sciences (continued)
Insulet	25,370	[a]	572,601	Alkermes	52,350	[a]	1,136,519
LifePoint Hospitals	27,650	[a]	1,219,088	Alnylam Pharmaceuticals	24,330	[a]	576,378
Merit Medical Systems	195,410	[a]	2,329,287	ARIAD Pharmaceuticals	29,770	[a]	626,063
Natus Medical	58,680	[a]	745,236	Bruker	23,940	[a]	419,908
Omnicell	32,330	[a]	582,587	Charles River Laboratories
WellCare Health Plans	16,060	[a]	918,471	International	13,650	[a]	556,101
			18,678,153	Cubist Pharmaceuticals	13,510	[a]	573,229
Household & Personal Products—.7%				Emergent BioSolutions	153,290	[a]	2,374,462
Elizabeth Arden	18,600	[a]	723,540	Jazz Pharmaceuticals	11,500	[a]	669,070
Inter Parfums	40,900		1,024,954	Nektar Therapeutics	52,600	[a,b]	487,602
			1,748,494	NPS Pharmaceuticals	57,630	[a]	459,887
Insurance—1.6%				Onyx Pharmaceuticals	7,870	[a]	592,690
Brown & Brown	74,850		2,245,500	Pharmacyclics	10,040	[a,b]	881,311
ProAssurance	12,900		604,881	Puma Biotechnology	17,170	[a]	441,441
Protective Life	25,220		805,022	Salix Pharmaceuticals	60,650	[a]	2,962,752
RLI	7,200		496,368	Spectrum Pharmaceuticals	84,070	[b]	958,398
			4,151,771	Sunesis Pharmaceuticals	63,050	[a,b]	329,121
Materials—3.9%							14,596,598
AMCOL International	16,830		492,109	Real Estate—5.0%
Axiall	14,630		827,765	Corporate Office Properties Trust	20,570	[c]	532,146
Buckeye Technologies	18,130		502,745	DCT Industrial Trust	56,170	[c]	407,794
Carpenter Technology	13,890		656,025	EastGroup Properties	6,790	[c]	385,740
Cytec Industries	10,560		764,438	Education Realty Trust	44,530	[c]	485,822
Flotek Industries	41,750	[a]	586,170	First Potomac Realty Trust	37,670	[c]	532,277
Innophos Holdings	16,420		801,789	Getty Realty	20,959	[b,c]	416,665
Innospec	28,500		1,147,125	Hudson Pacific Properties	30,400	[c]	686,128
KapStone Paper and Packaging	45,440		1,210,522	Jones Lang LaSalle	21,280		2,056,499
Louisiana-Pacific	37,670	[a]	789,940	LaSalle Hotel Properties	43,610	[c]	1,107,258
OMNOVA Solutions	165,330	[a]	1,324,293	Lexington Realty Trust	29,610	[c]	339,331
Zoltek	141,280	[a,b]	1,320,968	Mid-America Apartment Communities	9,860	[c]	684,678
			10,423,889	National Health Investors	12,450	[c]	806,760
Media—1.1%				Pebblebrook Hotel Trust	25,550	[c]	610,900
DreamWorks Animation SKG, Cl. A	72,090	[a,b]	1,196,694	Potlatch	22,440	[c]	987,584
John Wiley & Sons, Cl. A	6,870		251,305	St. Joe	87,490	[a,b]	1,951,027
Lions Gate Entertainment	51,120	[a,b]	1,071,986	Starwood Property Trust	35,720	[c]	998,374
Sinclair Broadcast Group, Cl. A	32,510		457,741	Urstadt Biddle Properties, Cl. A	18,670	[c]	394,497
			2,977,726				13,383,480
Pharmaceuticals, Biotech &				Retailing—3.7%
Life Sciences—5.5%				Asbury Automotive Group	11,160	[a]	376,762
Alexion Pharmaceuticals	6,360	[a]	551,666	Children’s Place Retail Stores	9,884	[a]	449,327

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Retailing (continued)				Software &
Express	27,080	[a]	500,980	Services (continued)
Finish Line, Cl. A	31,210		565,213	Jive Software	59,610	[a,b]	988,334
Francesca’s Holdings	26,260	[a,b]	668,317	MAXIMUS	22,010		1,601,888
Guess?	28,370	[b]	785,565	Millennial Media	58,430	[b]	547,489
Lumber Liquidators Holdings	6,050	[a,b]	358,099	Monotype Imaging Holdings	32,380		679,980
OfficeMax	72,850		872,014	Proofpoint	26,990		377,320
PEP Boys-				PTC	25,720	[a]	595,161
Manny Moe & Jack	46,814	[a]	521,040	QLIK Technologies	22,100	[a]	574,600
Rent-A-Center	14,730		534,404	Qualys	30,930		366,830
Saks	64,050	[a,b]	730,170	SolarWinds	6,630	[a]	374,330
Select Comfort	26,120	[a]	536,244	Sourcefire	9,380	[a]	503,049
Tractor Supply	3,570		371,244	Take-Two
Williams-Sonoma	49,290		2,237,766	Interactive Software	60,000	[a]	878,400
Zumiez	10,690	[a,b]	244,801	WEX	34,170	[a]	2,563,092
			9,751,946	Yelp	18,040	[b]	400,308
Semiconductors & Semiconductor							21,504,084
Equipment—4.1%				Technology Hardware &
Applied Micro Circuits	327,490	[a]	2,603,546	Equipment—8.4%
ATMI	54,720	[a]	1,198,368	Acme Packet	18,530	[a]	540,705
Entegris	35,915	[a]	341,552	Arrow Electronics	55,130	[a]	2,213,470
Kulicke & Soffa Industries	34,470	[a]	372,965	Aruba Networks	16,060	[a,b]	400,215
Lattice Semiconductor	128,060	[a]	599,321	Ciena	162,730	[a]	2,480,005
Micrel	22,920		241,118	Cognex	13,030		536,706
Microsemi	92,280	[a]	1,903,736	Coherent	6,630		382,949
MKS Instruments	20,800		564,512	Extreme Networks	94,360	[a]	330,260
Photronics	84,730	[a]	562,607	FARO Technologies	12,030	[a]	509,471
Power Integrations	21,860		913,967	FEI	7,410		469,349
Semtech	19,620	[a]	599,783	FLIR Systems	24,150		636,111
Silicon Image	114,180	[a]	526,370	InvenSense	38,160	[a,b]	458,683
Teradyne	32,500	[a]	544,700	Ixia	30,280	[a]	614,078
			10,972,545	JDS Uniphase	168,950	[a]	2,392,332
Software & Services—8.1%				KEMET	47,560	[a]	307,713
AVG Technologies	47,330	[b]	743,081	NETGEAR	37,840	[a]	1,288,452
Brightcove	56,140	[a]	353,682	Power-One	51,940	[a,b]	221,264
Cardtronics	45,880	[a]	1,209,397	RADWARE	15,680	[a]	570,438
CoreLogic	84,440	[a]	2,187,840	Ruckus Wireless	16,870	[b]	360,343
CSG Systems International	90,070	[a]	1,748,259	ScanSource	89,480	[a]	2,685,295
DealerTrack Technologies	108,790	[a]	3,208,217	Vishay Intertechnology	366,430	[a]	4,833,212
Fleetmatics Group	14,650		347,938				22,231,051
Imperva	11,950	[a]	436,175	Transportation—4.6%
Infoblox	38,820		818,714	Allegiant Travel	10,044		806,433

The Funds 59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—1.3%	Shares	Value ($)
Transportation (continued)				Registered
Arkansas Best	56,240		649,010	Investment Company;
Atlas Air Worldwide Holdings	11,680	[a]	551,179	Dreyfus Institutional Preferred
Avis Budget Group	97,210	[a]	2,271,798	Plus Money Market Fund
				(cost $3,520,227)	3,520,227 [d]	3,520,227
Con-way	75,680		2,660,152
Forward Air	14,670		553,352	Investment of Cash Collateral
Landstar System	60,810		3,422,995	for Securities Loaned—9.5%
Werner Enterprises	54,799		1,261,473	Registered
			12,176,392	Investment Company;
Utilities—1.2%				Dreyfus Institutional Cash
El Paso Electric	14,780		492,913	Advantage Fund
				(cost $25,229,484)	25,229,484 [d]	25,229,484
Hawaiian Electric Industries	28,770		776,502
NorthWestern	14,770		575,735	Total Investments
Portland General Electric	24,320		722,061	(cost $265,095,274)	109.2%	289,924,365
WGL Holdings	11,920		502,666	Liabilities, Less Cash
			3,069,877	and Receivables	(9.2%)	(24,453,900)
Total Common Stocks				Net Assets	100.0%	265,470,465
(cost $236,345,563)			261,174,654

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was $25,125,322 and the value of the collateral held by the fund was
$25,959,968, consisting of cash collateral of $25,229,484 and U.S. Government & Agency securities valued at $730,484.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	10.8	Semiconductors & Semiconductor Equipment	4.1
Technology Hardware & Equipment	8.4	Materials	3.9
Software & Services	8.1	Retailing	3.7
Banks	7.5	Exchange-Traded Funds	2.3
Capital Goods	7.2	Consumer Services	2.1
Health Care Equipment & Services	7.0	Insurance	1.6
Commercial & Professional Services	6.9	Food & Staples Retailing	1.5
Pharmaceuticals, Biotech & Life Sciences	5.5	Utilities	1.2
Consumer Durables & Apparel	5.2	Diversified Financials	1.1
Real Estate	5.0	Media	1.1
Automobiles & Components	4.6	Food, Beverage & Tobacco	.8
Transportation	4.6	Household & Personal Products	.7
Energy	4.3		109.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Common Stocks—126.0%	Shares		Value ($)		Shares		Value ($)
Banks—2.7%				Diversified Financials (continued)
Wells Fargo & Co.	158,910	[a]	5,574,563	Waddell & Reed Financial, Cl. A	24,010		984,890
Capital Goods—8.0%							27,094,958
Cummins	19,210		2,225,863	Energy—10.8%
Eaton	52,400	[a]	3,247,228	Anadarko Petroleum	34,920	[a]	2,778,934
Fluor	45,250	[a]	2,800,975	Chevron	48,750	[a]	5,711,062
General Electric	193,980	[a]	4,504,216	Ensco, Cl. A	28,310	[a]	1,702,563
Oshkosh	39,770	[b]	1,533,531	EOG Resources	16,530	[a]	2,077,986
United Rentals	20,280	[b]	1,083,155	National Oilwell Varco	29,320	[a]	1,997,572
Valmont Industries	5,770		909,064	Occidental Petroleum	23,250	[a]	1,914,173
			16,304,032	Schlumberger	45,690		3,556,967
Commercial & Professional				TransCanada	47,820	[a]	2,224,108
Services—3.2%							21,963,365
ADT	36,835	[a]	1,764,028	Food & Staples Retailing—3.9%
Manpower	18,820		1,027,572	Costco Wholesale	10,530	[a]	1,066,584
Robert Half International	51,950	[a]	1,846,823	CVS Caremark	71,260		3,642,811
Tyco International	58,200	[a]	1,862,982	Wal-Mart Stores	45,110		3,192,886
			6,501,405				7,902,281
Consumer Durables & Apparel—2.1%				Food, Beverage &
NIKE, Cl. B	39,340		2,142,456	Tobacco—11.1%
PVH	18,270	[a]	2,226,200	Beam	67,810	[a]	4,138,444
			4,368,656	ConAgra Foods	49,430		1,686,057
Consumer Services—1.0%				Dean Foods	89,710	[b]	1,489,186
Starbucks	37,700		2,066,714	PepsiCo	43,140		3,268,718
Diversified Financials—13.3%				Philip Morris International	90,550	[a]	8,307,963
Affiliated Managers Group	17,895	[a,b]	2,616,786	Unilever, ADR	93,830	[a]	3,739,126
American Express	53,760	[a]	3,341,184				22,629,494
Ameriprise Financial	48,380		3,320,319	Health Care Equipment &
Bank of America	468,810	[a]	5,264,736	Services—5.5%
Capital One Financial	19,220	[a]	980,797	AmerisourceBergen	24,770		1,169,144
JPMorgan Chase & Co.	107,900		5,278,468	Cigna	28,670	[a]	1,676,048
Legg Mason	38,670	[a]	1,102,095	Covidien	86,760	[a]	5,515,333
Moody’s	36,380	[a]	1,748,423	McKesson	17,080	[a]	1,812,700
SLM	63,110	[a]	1,197,197	MEDNAX	12,610	[b]	1,079,668
T. Rowe Price Group	17,700	[a]	1,260,063				11,252,893

The Funds 61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon U.S. Core Equity 130/30 Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Household & Personal Products—.3%				Retailing—4.3%
Church & Dwight	10,590		656,156	Abercrombie & Fitch, Cl. A	16,180	[a]	754,473
Insurance—3.6%				Amazon.com	4,440	[a,b]	1,173,359
Allstate	24,610	[a]	1,132,552	Cabela’s	20,840	[a,b]	1,054,296
American International Group	74,220	[a,b]	2,821,102	Foot Locker	29,880		1,021,597
Chubb	39,510	[a]	3,320,025	Lowe’s	40,910		1,560,717
			7,273,679	Target	16,010	[a]	1,007,990
Materials—5.3%				Tractor Supply	10,670		1,109,573
LyondellBasell Industries, Cl. A	34,220	[a]	2,005,976	Urban Outfitters	27,450	[b]	1,112,274
Monsanto	59,050	[a]	5,965,822				8,794,279
PPG Industries	12,580	[a]	1,694,023	Semiconductors & Semiconductor
Vulcan Materials	21,490		1,094,486	Equipment—5.2%
			10,760,307	Applied Materials	73,850		1,011,745
Media—4.6%				Broadcom, Cl. A	102,350	[a]	3,491,158
AMC Networks, Cl. A	35,100	[a,b]	2,014,740	Skyworks Solutions	136,610	[a,b]	2,909,793
CBS, Cl. B	41,680	[a]	1,808,495	Xilinx	85,700	[a]	3,194,039
Walt Disney	102,310	[a]	5,585,103				10,606,735
			9,408,338	Software & Services—8.0%
Pharmaceuticals, Biotech &				Akamai Technologies	30,690	[a,b]	1,134,302
Life Sciences—13.7%				Alliance Data Systems	13,690	[a,b]	2,172,466
Eli Lilly & Co.	60,740		3,320,048	Cognizant Technology Solutions, Cl. A	38,040	[b]	2,920,331
Gilead Sciences	33,120	[b]	1,414,555	Facebook, Cl. A	80,560		2,195,260
Illumina	21,290	[b]	1,067,268	International Business Machines	6,250	[a]	1,255,188
Johnson & Johnson	95,240	[a]	7,248,716	Oracle	170,300	[a]	5,834,478
Merck & Co.	56,570	[a]	2,417,236	Teradata	13,380	[b]	776,843
Pfizer	325,630	[a]	8,912,493				16,288,868
Sanofi, ADR	55,040	[a]	2,598,438	Technology Hardware &
Vertex Pharmaceuticals	21,170	[a,b]	991,179	Equipment—12.8%
			27,969,933	Apple	14,350	[a]	6,334,090
Real Estate—2.0%				Ciena	144,830	[a,b]	2,207,209
American Tower	14,030	[c]	1,088,728	Cisco Systems	172,370		3,593,914
CBRE Group, Cl. A	77,270	[b]	1,867,616	EMC	198,470	[a,b]	4,566,795
Prologis	28,920	[c]	1,126,145	Juniper Networks	120,740	[b]	2,496,903
			4,082,489	QUALCOMM	89,610	[a]	5,881,104

BNY Mellon U.S. Core Equity 130/30 Fund (continued)
Common Stocks (continued)	Shares		Value ($)	Other Investment—.8%	Shares	Value ($)
Technology Hardware &				Registered
Equipment (continued)				Investment Company;
Vishay Intertechnology	76,890	[a,b]	1,014,179	Dreyfus Institutional Preferred
			26,094,194	Plus Money Market Fund
Transportation—4.6%				(cost $1,556,897)	1,556,897 [d]	1,556,897
FedEx	34,860	[a]	3,675,290	Total Investments
J.B. Hunt Transport Services	21,810	[a]	1,516,231	(cost $216,838,857)	126.8%	258,615,476
Union Pacific	31,170	[a]	4,273,719	Liabilities,
			9,465,240	Less Cash and Receivables	(26.8%)	(54,593,845)
Total Common Stocks				Net Assets	100.0%	204,021,631
(cost $215,281,960)			257,058,579

ADR—American Depository Receipts

a Held by a broker as collateral for open short positions.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Pharmaceuticals, Biotech & Life Sciences	13.7	Retailing	4.3
Diversified Financials	13.3	Food & Staples Retailing	3.9
Technology Hardware & Equipment	12.8	Insurance	3.6
Food, Beverage & Tobacco	11.1	Commercial & Professional Services	3.2
Energy	10.8	Banks	2.7
Capital Goods	8.0	Consumer Durables & Apparel	2.1
Software & Services	8.0	Real Estate	2.0
Health Care Equipment & Services	5.5	Consumer Services	1.0
Materials	5.3	Money Market Investment	.8
Semiconductors & Semiconductor Equipment	5.2	Household & Personal Products	.3
Media	4.6
Transportation	4.6		126.8

† Based on net assets.
See notes to financial statements.

The Funds 63

STATEMENT OF SECURITIES SOLD SHORT

February 28, 2013 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund

Common Stocks—26.9%	Shares		Value ($)		Shares		Value ($)

Automobiles & Components—.9%				Exchange-Traded Funds—.7%

Gentex	46,810		877,687	Standard & Poor’s Depository

Johnson Controls	32,590		1,025,607	Receipts S&P 500 ETF Trust	9,070		1,375,103

			1,903,294	Food, Beverage &

Banks—1.3%				Tobacco—2.0%

Comerica	26,310		904,538	Altria Group	60,940		2,044,537

KeyCorp	92,840		871,768	Hain Celestial Group	36,610	[a]	2,004,397

New York Community Bancorp	68,680		927,180				4,048,934

			2,703,486	Health Care Equipment &
				Services—4.8%
Capital Goods—2.2%
				Haemonetics	51,940	[a]	2,142,525
Boeing	10,970		843,593
				Masimo	100,780		2,000,483
Caterpillar	22,620		2,089,409
				Omnicare	16,020		596,905
Kennametal	17,190		695,851
				Owens & Minor	79,840		2,431,128
MSC Industrial Direct, Cl. A	9,450		806,274
				Varian Medical Systems	23,260	[a]	1,642,854
			4,435,127
				VCA Antech	39,490	[a]	867,200
Commercial & Professional

Services—1.3%							9,681,095

Copart	22,540	[a]	769,516	Household & Personal
				Products—.6%
Waste Management	50,810		1,896,229
				Estee Lauder, Cl. A	18,550		1,189,055
			2,665,745
				Insurance—.7%
Consumer Services—2.0%
				Aflac	29,940		1,495,503
Chipotle Mexican Grill	3,330	[a]	1,054,911
				Materials—2.5%
Marriott International, Cl. A	26,620		1,050,159
				Air Products & Chemicals	19,140		1,652,548
Panera Bread, Cl. A	6,260	[a]	1,007,547
				Albemarle	23,120		1,504,650
Yum! Brands	15,660		1,025,417
				Alcoa	112,240		956,285
			4,138,034
				E.I. du Pont de Nemours & Co.	21,920		1,049,968
Diversified Financials—.5%
							5,163,451
Discover Financial Services	27,450		1,057,648

BNY Mellon U.S. Core Equity 130/30 Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Real Estate—.5%				Software & Services (continued)
AvalonBay Communities	7,230	[b]	902,521	Microsoft	73,190		2,034,682
Retailing—1.0%				SAP, ADR	26,300		2,056,660
PetSmart	31,640		2,060,080				8,242,688
Semiconductors &				Technology Hardware &
Semiconductor Equipment—.8%				Equipment—1.1%
Intel	74,190		1,546,861	Hewlett-Packard	60,770		1,223,908
Software & Services—4.0%				Research In Motion	75,570	[a]	1,008,860
Concur Technologies	15,490	[a]	1,087,398				2,232,768
Heartland Payment Systems	37,150		1,155,365	Total Securities Sold Short
Infosys, ADR	35,390		1,908,583	(proceeds $53,419,980)			54,841,393
ADR—American Depository Receipts
a Non-income producing security.
b Investment in real estate investment trust.

Portfolio Summary (Unaudited) †
			Value (%)				Value (%)
Health Care Equipment & Services			4.8	Retailing			1.0
Software & Services			4.0	Automobiles & Components			.9
Materials			2.5	Semiconductors & Semiconductor Equipment			.8
Capital Goods			2.2	Exchange-Traded Funds			.7
Consumer Services			2.0	Insurance			.7
Food, Beverage & Tobacco			2.0	Household & Personal Products			.6
Banks			1.3	Diversified Financials			.5
Commercial & Professional Services			1.3	Real Estate			.5
Technology Hardware & Equipment			1.1				26.9

† Based on net assets.
See notes to financial statements.

The Funds 65

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—98.0%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—2.6%				Health Care Equipment &
Johnson Controls	365,755		11,510,310	Services—3.2%
Banks—6.8%				Express Scripts Holding	252,190	[a]	14,352,133
PNC Financial Services Group	226,320		14,120,105	Household & Personal Products—2.9%
Wells Fargo & Co.	467,910		16,414,283	Procter & Gamble	171,500		13,064,870
			30,534,388	Insurance—3.8%
Capital Goods—10.9%				MetLife	474,700		16,823,368
Caterpillar	169,385		15,646,092	Materials—2.8%
Dover	184,700		13,547,745	Celanese, Ser. A	265,370		12,432,584
Eaton	311,830		19,324,105	Media—5.4%
			48,517,942	Comcast, Cl. A	219,800		8,745,842
Consumer Services—2.7%				Walt Disney	283,805		15,492,915
Las Vegas Sands	236,450		12,174,810				24,238,757
Diversified Financials—3.2%				Pharmaceuticals, Biotech &
Invesco	528,930		14,170,035	Life Sciences—10.9%
Energy—14.4%				Actavis	229,300	[a]	19,527,188
Halliburton	305,355		12,675,286	Shire, ADR	148,300		13,889,778
Marathon Oil	368,400		12,341,400	Teva Pharmaceutical Industries, ADR	400,300		14,971,220
National Oilwell Varco	205,000		13,966,650				48,388,186
Southwestern Energy	399,100	[a]	13,677,157	Retailing—3.3%
Valero Energy	256,400		11,689,276	Lowe’s	382,180		14,580,167
			64,349,769	Semiconductors & Semiconductor
				Equipment—3.1%
Food, Beverage & Tobacco—7.8%
				Broadcom, Cl. A	406,760		13,874,584
Mondelez International, Cl. A	617,445		17,072,354
				Software & Services—8.8%
PepsiCo	231,480		17,539,240
				Adobe Systems	205,430	[a]	8,073,399
			34,611,594

BNY Mellon Focused Equity Opportunities Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—1.5%	Shares	Value ($)
Software & Services (continued)				Registered Investment Company;
International Business Machines	87,930		17,658,982	Dreyfus Institutional Preferred
salesforce.com	78,530	[a]	13,288,847	Plus Money Market Fund
			39,021,228	(cost $6,736,721)	6,736,721 [b]	6,736,721
Technology Hardware &				Total Investments
Equipment—5.4%				(cost $366,407,612)	99.5%	443,277,076
Apple	54,136		23,895,630
				Cash and Receivables (Net)	.5%	2,402,761
Total Common Stocks
(cost $359,670,891)			436,540,355	Net Assets	100.0%	445,679,837

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

			Value (%)			Value (%)
Energy			14.4	Diversified Financials		3.2
Capital Goods			10.9	Health Care Equipment & Services		3.2
Pharmaceuticals, Biotech & Life Sciences			10.9	Semiconductors & Semiconductor Equipment		3.1
Software & Services			8.8	Household & Personal Products		2.9
Food, Beverage & Tobacco			7.8	Materials		2.8
Banks			6.8	Consumer Services		2.7
Media			5.4	Automobiles & Components		2.6
Technology Hardware & Equipment			5.4	Money Market Investment		1.5
Insurance			3.8
Retailing			3.3			99.5

† Based on net assets.
See notes to financial statements.

The Funds 67

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon Small/Mid Cap Fund
Common Stocks—99.4%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.6%				Consumer Services—.5%
Dana Holding	181,170		3,030,974	Sonic	216,530	[b]	2,444,624
Delphi Automotive	63,810		2,670,448	Diversified Financials—3.0%
Thor Industries	46,670		1,754,325	E*TRADE Financial	180,400	[b]	1,932,084
			7,455,747	Portfolio Recovery Associates	21,440	[b]	2,506,872
Banks—3.7%				Raymond James Financial	155,930		6,842,208
Hancock Holding	48,500		1,464,700	Solar Capital	109,910		2,692,795
Home Loan Servicing Solutions	85,000		1,917,600				13,973,959
PacWest Bancorp	103,900	[a]	2,839,587	Energy—5.8%
Prosperity Bancshares	31,310		1,444,643	Alon USA Energy	252,890		4,928,826
SVB Financial Group	92,290	[b]	6,188,967	Dril-Quip	37,980	[b]	3,123,095
TCF Financial	162,290		2,229,865	EPL Oil & Gas	85,440	[b]	2,198,371
Wilshire Bancorp	264,900	[b]	1,554,963	Helmerich & Payne	32,690		2,166,039
			17,640,325	McDermott International	251,380	[b]	3,197,554
Capital Goods—8.8%				Oceaneering International	27,780		1,766,530
Armstrong World Industries	30,930		1,581,451	Oil States International	113,210	[b]	8,620,942
Briggs & Stratton	197,790	[a]	4,837,943	Penn Virginia	365,150	[a]	1,486,160
Carlisle	63,940		4,339,608				27,487,517
Granite Construction	51,400		1,598,026	Exchange-Traded Funds—3.8%
Hyster-Yale Materials Handling	29,930		1,533,314	iShares Russell 2000 Index Fund	196,650	[a]	17,792,892
Masco	88,700		1,708,362	Food & Staples Retailing—.5%
Primoris Services	92,550		1,735,313	Casey’s General Stores	40,990		2,319,624
Regal-Beloit	51,350		3,968,328	Health Care Equipment &
Snap-on	67,130		5,388,525	Services—4.6%
Trinity Industries	180,630		7,810,441	Cigna	54,250		3,171,455
Triumph Group	93,250		6,845,483	Haemonetics	53,120	[b]	2,191,200
			41,346,794	HealthSouth	86,520	[b]	2,086,862
Commercial & Professional				HMS Holdings	84,240	[b]	2,442,118
Services—3.3%				MEDNAX	50,850	[a,b]	4,353,777
Brink’s	65,710		1,738,029	Orthofix International	36,500	[b]	1,359,990
Corporate Executive Board	44,770		2,423,848	Photomedex	96,430	[b]	1,422,343
Herman Miller	114,170		2,740,080	Universal Health Services, Cl. B	53,560		3,100,588
Quad Graphics	71,120	[a]	1,546,860	WellCare Health Plans	27,110	[b]	1,550,421
Robert Half International	200,520		7,128,486				21,678,754
			15,577,303	Household & Personal Products—.6%
Consumer Durables & Apparel—4.7%				USANA Health Sciences	66,420	[a,b]	2,941,742
Fifth & Pacific	213,480	[b]	3,861,853	Insurance—6.8%
Jones Group	361,860		4,175,864	Arthur J. Gallagher & Co.	183,500		7,061,080
Mohawk Industries	14,000	[b]	1,484,280	Brown & Brown	226,400		6,792,000
Newell Rubbermaid	92,410		2,156,849	Fidelity National Financial, Cl. A	408,290		10,182,753
PVH	84,530		10,299,981	Horace Mann Educators	72,090		1,474,961
			21,978,827	Maiden Holdings	200,420		2,020,234

BNY Mellon Small/Mid Cap Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Insurance (continued)				Retailing (continued)
Protective Life	83,370		2,661,170	Dick’s Sporting Goods	129,140		6,457,000
Stewart Information Services	88,020	[a]	2,037,663	Hot Topic	262,320		2,833,056
			32,229,861	Stage Stores	115,430		2,849,967
Materials—5.6%				Urban Outfitters	236,940	[b]	9,600,809
Axiall	38,690		2,189,080	Williams-Sonoma	79,010		3,587,054
Boise	171,810		1,475,848				38,492,319
Coeur d’Alene Mines	111,440	[a,b]	2,118,474	Semiconductors & Semiconductor
Cytec Industries	93,400		6,761,226	Equipment—1.8%
Kraton Performance Polymers	150,140	[b]	3,609,366	Microsemi	75,280	[b]	1,553,026
Louisiana-Pacific	158,060	[b]	3,314,518	Skyworks Solutions	318,960	[b]	6,793,848
OM Group	55,490	[b]	1,361,725				8,346,874
Packaging Corporation of America	91,830		3,836,657	Software & Services—6.4%
Sherwin-Williams	9,310		1,504,403	AVG Technologies	261,800	[a]	4,110,260
			26,171,297	CoreLogic	254,560	[b]	6,595,650
Media—1.0%				CSG Systems International	74,460	[b]	1,445,269
Scholastic	100,500		3,025,050	MAXIMUS	27,770		2,021,101
Valassis Communications	60,320	[a]	1,658,197	Mentor Graphics	69,120	[b]	1,224,115
			4,683,247	Synopsys	107,770	[b]	3,775,183
Pharmaceuticals, Biotech &				Vantiv, Cl. A	249,070		5,419,763
Life Sciences—5.0%				WEX	72,420	[b]	5,432,224
Alkermes	189,470	[b]	4,113,394				30,023,565
Cubist Pharmaceuticals	160,160	[b]	6,795,589	Technology Hardware & Equipment—7.2%
Jazz Pharmaceuticals	26,600	[b]	1,547,588	Aruba Networks	87,820	[a,b]	2,188,474
Onyx Pharmaceuticals	66,740	[b]	5,026,189	Benchmark Electronics	195,350	[b]	3,402,997
Salix Pharmaceuticals	88,910	[b]	4,343,254	Harmonic	367,880	[b]	2,093,237
Spectrum Pharmaceuticals	147,210	[a]	1,678,194	JDS Uniphase	311,330	[b]	4,408,433
			23,504,208	NETGEAR	88,150	[b]	3,001,508
Real Estate—8.6%				Power-One	673,020	[a,b]	2,867,065
Ashford Hospitality Trust	229,760	[c]	2,704,275	SanDisk	88,480	[b]	4,458,507
Jones Lang LaSalle	75,650		7,310,816	Seagate Technology	48,030		1,544,645
LaSalle Hotel Properties	345,260	[c]	8,766,151	Vishay Intertechnology	744,110	[b]	9,814,811
Mid-America Apartment Communities	33,380	[c]	2,317,907				33,779,677
Pennsylvania Real Estate				Transportation—1.6%
Investment Trust	91,880	[c]	1,658,434	Celadon Group	107,750		2,147,458
Potlatch	165,260	[c]	7,273,093	Landstar System	66,480		3,742,159
Sabra Health Care	142,400	[c]	3,763,632	Republic Airways Holdings	150,920	[b]	1,420,157
Starwood Property Trust	237,970	[c]	6,651,262				7,309,774
			40,445,570	Utilities—6.3%
Retailing—8.2%				Great Plains Energy	301,720		6,586,548
American Eagle Outfitters	485,560		10,041,381	Hawaiian Electric Industries	181,820		4,907,322
Brown Shoe	190,430		3,123,052	Laclede Group	66,740	[a]	2,720,322

The Funds 69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—9.0%	Shares	Value ($)
Utilities (continued)				Registered
Portland General Electric	233,870		6,943,600	Investment Company;
UGI	234,960		8,416,267	Dreyfus
			29,574,059	Institutional Cash
				Advantage Fund
Total Common Stocks				(cost $42,478,408)	42,478,408 [d]	42,478,408
(cost $427,860,622)			467,198,559
				Total Investments
Other Investment—.6%				(cost $473,124,461)	109.0%	512,462,398
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(9.0%)	(42,181,303)
Plus Money Market Fund				Net Assets	100.0%	470,281,095
(cost $2,785,431)	2,785,431	[d]	2,785,431

a Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was $43,367,093 and the value of the collateral held by the fund was
$44,818,811, consisting of cash collateral of $42,478,408 and U.S. Government & Agency securities valued at $2,340,403.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Money Market Investments	9.6	Exchange-Traded Funds	3.8
Capital Goods	8.8	Banks	3.7
Real Estate	8.6	Commercial & Professional Services	3.3
Retailing	8.2	Diversified Financials	3.0
Technology Hardware & Equipment	7.2	Semiconductors & Semiconductor Equipment	1.8
Insurance	6.8	Automobiles & Components	1.6
Software & Services	6.4	Transportation	1.6
Utilities	6.3	Media	1.0
Energy	5.8	Household & Personal Products	.6
Materials	5.6	Consumer Services	.5
Pharmaceuticals, Biotech & Life Sciences	5.0	Food & Staples Retailing	.5
Consumer Durables & Apparel	4.7
Health Care Equipment & Services	4.6		109.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon International Fund
Common Stocks—97.6%	Shares		Value ($)		Shares		Value ($)
Australia—5.1%				Germany (continued)
Australia & New Zealand				Daimler	77,061		4,594,222
Banking Group	129,848		3,809,228	Deutsche Bank	86,098		3,944,304
Coca-Cola Amatil	146,490		2,168,172	Deutsche Lufthansa	93,610		1,888,185
Dexus Property Group	2,357,420		2,624,707	Deutsche Telekom	138,570		1,488,348
Primary Health Care	437,888		2,209,568	E.ON	130,850		2,184,933
QBE Insurance Group	379,904		5,192,151	Fresenius & Co.	15,830		1,945,580
Rio Tinto	38,881		2,662,892	Gerresheimer	24,780	[a]	1,427,513
Spark Infrastructure Group	1,436,320		2,406,093	Hannover Rueckversicherung	44,290		3,465,324
Westfield Group	151,510		1,733,312	Muenchener Rueckversicherungs	13,010		2,338,865
Westpac Banking	136,840		4,300,885	Siemens	79,960		8,311,681
			27,107,008				48,494,836
Belgium—.8%				Hong Kong—2.3%
Delhaize Group	87,997		4,253,027	Esprit Holdings	3,207,731		4,185,651
Finland—.8%				Foxconn International Holdings	3,778,000	[a]	1,592,921
Kemira	71,450		1,044,754	Hang Seng Bank	186,800		3,020,362
Sampo, Cl. A	82,140		3,035,907	Pacific Basin Shipping	1,771,000		1,043,565
			4,080,661	SJM Holdings	936,000		2,338,914
France—12.0%							12,181,413
Alstom	77,226		3,407,800	Ireland—.5%
Arkema	15,180		1,542,258	Smurfit Kappa Group	151,930		2,365,352
BNP Paribas	28,840		1,622,994	Israel—.9%
Cap Gemini	46,470		2,286,917	Teva Pharmaceutical
Carrefour	211,037		5,752,849	Industries, ADR	126,572		4,733,793
Cie de St-Gobain	82,660		3,297,400	Italy—2.1%
Danone	68,080		4,727,630	Eni	62,260		1,419,212
Dassault Systemes	10,590		1,202,014	Finmeccanica	315,271	[a]	1,550,095
Electricite de France	76,640		1,449,332	Saras	3,064,636	[a]	3,480,904
Fonciere Des Regions	27,310		2,259,432	STMicroelectronics	372,890		2,973,052
France Telecom	181,403		1,757,048	Telecom Italia	2,343,510		1,730,188
GDF Suez	167,192		3,160,661				11,153,451
L’Oreal	18,330		2,741,268	Japan—23.0%
Sanofi	126,909		12,025,504	Aisin Seiki	103,300		3,739,039
Schneider Electric	44,910		3,454,615	Astellas Pharma	33,100		1,789,093
Societe Generale	66,814	[a]	2,565,408	Daito Trust Construction	39,300		3,519,150
Total	205,782		10,288,294	Dena	52,500		1,472,651
			63,541,424	Denso	33,100		1,389,136
Germany—9.2%				East Japan Railway	17,800		1,313,540
Aixtron	190,433		2,538,411	Fuji Heavy Industries	315,000		4,710,217
Allianz	10,245		1,400,401	Fujitsu	662,000		3,042,529
Bayer	49,820		4,934,129	Hitachi	834,000		4,678,822
Celesio	216,330		3,911,654	Inpex	1,012		5,382,630
Continental	35,110		4,121,286	Japan Tobacco	102,600		3,237,728

The Funds 71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Japan (continued)				Norway—2.1%
Kao	126,500		4,045,161	DNB	109,080		1,624,600
LIXIL Group	58,700		1,203,258	Norsk Hydro	336,039		1,486,821
Matsumotokiyoshi Holdings	46,900		1,274,077	Orkla	292,900		2,397,507
Mitsubishi	150,300		2,982,001	Petroleum Geo-Services	127,840		2,015,350
Mitsubishi UFJ Financial Group	1,217,300		6,737,241	Telenor	56,030		1,206,353
Nihon Kohden	50,800		1,764,764	TGS Nopec Geophysical	67,248		2,544,335
Nippon Electric Glass	170,000		836,336				11,274,966
Nippon Express	417,000		1,831,039	Singapore—1.8%
Nippon Shokubai	379,000		3,524,630	DBS Group Holdings	266,987		3,257,569
Nitto Denko	39,900		2,346,046	Oversea-Chinese Banking	377,000		3,074,693
Nomura Holdings	275,100		1,578,953	United Overseas Bank	207,000		3,189,244
Nomura Real Estate Holdings	34,300		616,134				9,521,506
Nomura Research Institute	115,400		2,614,522	Spain—.3%
Omron	183,800		4,451,732	Red Electrica	26,980		1,492,783
Ricoh	321,800		3,450,957	Sweden—2.3%
Sega Sammy Holdings	112,000		2,067,451	Autoliv, SDR	12,160		790,060
Seven & I Holdings	118,000		3,444,902	Ericsson, Cl. B	436,229	[a]	5,291,487
Shimachu	105,700		2,252,212	Svenska Cellulosa, Cl. B	151,009		3,691,518
Shimamura	16,900		1,726,648	Volvo, Cl. B	143,370		2,150,306
Shin-Etsu Chemical	29,300		1,801,812				11,923,371
SMC	7,100		1,231,719	Switzerland—9.8%
Sumitomo Electric Industries	128,400		1,496,084	ABB	205,360	[a]	4,690,875
Sumitomo Mitsui				Adecco	105,514	[a]	6,016,988
Financial Group	159,100		6,368,120	Cie Financiere
Sumitomo Mitsui				Richemont, Cl. A	20,270		1,629,515
Trust Holdings	580,860		2,256,010	Clariant	182,090	[a]	2,772,244
Taiyo Nippon Sanso	462,000		3,244,816	Novartis	217,259		14,753,585
THK	70,000		1,307,261	Partners Group Holding	11,850		2,738,408
Tokyo Electron	59,400		2,755,637	Roche Holding	34,515		7,906,082
Toyo Suisan Kaisha	43,000		1,259,521	Syngenta	6,310		2,680,050
Toyota Motor	187,600		9,644,126	UBS	341,819	[a]	5,408,275
Yamaha Motor	242,100		2,894,021	Zurich Insurance Group	10,770	[a]	2,947,301
Yamato Holdings	252,100		4,218,439				51,543,323
			121,500,165	United Arab Emirates—.4%
Netherlands—3.6%				Dragon Oil	251,410		2,351,355
Aegon	222,380		1,330,285	United Kingdom—19.8%
ING Groep	382,870	[a]	3,078,116	Aberdeen Asset
Koninklijke Philips Electronics	283,357		8,035,033	Management	564,130		3,679,165
Nutreco	7,750		720,808	Anglo American	185,671		5,413,773
SBM Offshore	191,000	[a]	2,678,129	Barclays	1,199,750		5,587,682
Unilever	74,340		2,883,494	BHP Billiton	55,870		1,770,597
			18,725,865	BP	790,416		5,344,424

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
United Kingdom (continued)				United Kingdom (continued)
Centrica	422,230		2,255,369	Vodafone Group	3,586,607	9,007,734
Diageo	75,520		2,268,453			104,320,403
Direct Line Insurance Group	565,860		1,811,315	United States—.8%
Experian	202,050		3,353,349	iShares MSCI EAFE Index Fund	76,600	4,459,269
Home Retail Group	968,025		1,867,997	Total Common Stocks
HSBC Holdings	1,098,567		12,189,449	(cost $543,131,894)		515,023,971
ITV	1,086,970		2,048,055
Kingfisher	450,110		1,891,477	Preferred Stocks—.5%
Legal & General Group	369,690		897,908	Germany
Lloyds Banking Group	5,017,350	[a]	4,146,048	ProSiebenSat.1 Media
Old Mutual	623,118		1,914,247	(cost $2,185,398)	69,540	2,396,804
Resolution	465,759		1,845,598
Rexam	142,885		1,115,256	Other Investment—.7%
Rio Tinto	80,197		4,308,108	Registered Investment Company;
Rolls-Royce Holdings	150,230	[a]	2,342,892	Dreyfus Institutional Preferred
Royal Bank of Scotland Group	559,394	[a]	2,748,725	Plus Money Market Fund
Royal Dutch Shell, Cl. A	214,741		7,069,314	(cost $3,880,246)	3,880,246 [b]	3,880,246
Royal Dutch Shell, Cl. B	231,070		7,794,410	Total Investments
SABMiller	45,080		2,241,109	(cost $549,197,538)	98.8%	521,301,021
Smith & Nephew	258,541		2,773,010
				Cash and Receivables (Net)	1.2%	6,427,891
Tesco	330,735		1,854,448
Unilever	119,907		4,780,491	Net Assets	100.0%	527,728,912

ADR—American Depository Receipts
SDR—Swedish Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	23.5	Materials	7.2
Industrial	12.8	Telecommunication Services	2.9
Health Care	11.4	Utilities	2.5
Consumer Discretionary	10.3	Exchange-Traded Fund	.8
Consumer Staples	9.7	Money Market Investment	.7
Energy	9.6
Information Technology	7.4		98.8

† Based on net assets.
See notes to financial statements.

The Funds 73

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Emerging Markets Fund
Common Stocks—94.5%	Shares		Value ($)		Shares		Value ($)
Brazil—10.1%				China (continued)
Arteris	1,203,700		12,952,819	China BlueChemical, Cl. H	14,086,000		9,026,693
Banco Santander Brasil, ADS	3,393,150		24,803,926	China Coal Energy, Cl. H	10,334,000		10,246,591
Brasil Insurance Participacoes e				China Communications
Administracao	1,022,600		10,823,214	Construction, Cl. H	18,713,000		17,710,225
Cia de Bebidas das Americas, ADR	304,730		13,523,917	China Communications
Cia de Saneamento Basico do				Services, Cl. H	7,694,000		4,811,478
Estado de Sao Paulo	185,900	[a]	9,013,248	China Construction Bank, Cl. H	51,536,229		42,528,220
Cia de Saneamento de Minas Gerais	203,600		5,276,690	China Eastern Airlines, Cl. H	360,000	[a]	154,108
Cia Energetica de Minas				China Life Insurance, Cl. H	2,883,000		8,661,341
Gerais, ADR	366,170		4,357,423	China Petroleum & Chemical, Cl. H	21,198,000		24,107,272
Diagnosticos da America	771,000		5,316,838	China Railway Group, Cl. H	7,384,000		4,008,283
EDP—Energias do Brasil	1,165,600		7,072,272	China Telecom, Cl. H	30,044,000		15,572,861
Fleury	746,800		8,300,293	CNOOC	7,728,000		15,185,765
Gerdau, ADR	969,680		8,067,738	Datang International
Itau Unibanco Holding, ADR	1,245,504		21,995,601	Power Generation, Cl. H	1,336,000		580,525
JBS	2,478,700	[a]	8,590,422	Dongfeng Motor Group, Cl. H	2,086,000		3,055,464
Magnesita Refratarios	1,350,100		5,388,395	Great Wall Motor, Cl. H	4,572,500		17,893,570
Petroleo Brasileiro, ADR	2,784,630		40,850,522	Guangzhou Automobile
Petroleo Brasileiro, ADR, Cl. A	2,730		45,673	Group, Cl. H	14,239,254		11,860,537
Porto Seguro	464,200		6,156,032	Huaneng Power International, ADR	20,970		852,431
Rossi Residencial	3,484,171		6,178,357	Huaneng Power
Sul America	676,853		6,452,570	International, Cl. H	15,098,100		15,534,947
Telefonica Brasil, ADR	365,650		9,638,534	Industrial & Commercial
				Bank of China, Cl. H	26,088,475		18,736,501
Vale, ADR	705,280		13,393,267
				Lianhua Supermarket
			228,197,751	Holdings, Cl. H	9,837,000		9,056,189
Chile—.4%				Mindray Medical International, ADR	167,580		6,302,684
ENTEL	465,700		9,816,129	PetroChina, ADR	48,650		6,664,077
China—14.8%				PetroChina, Cl. H	4,210,000		5,786,606
AAC Technologies Holdings	3,393,000		14,415,306	PICC Property & Casualty, Cl. H	3,962,000		5,690,943
Anhui Conch Cement, Cl. H	1,180,500		4,315,227	Sinotrans, Cl. H	32,906,600		6,406,850
Asia Cement China Holdings	2,521,000		1,361,982	Weiqiao Textile, Cl. H	7,706,400		4,014,371
Bank of China, Cl. H	39,336,000		18,563,330	WuXi PharmaTech, ADR	660,435	[a]	10,791,508
Beijing Capital				Zhejiang Expressway, Cl. H	9,394,000		7,885,262
International Airport, Cl. H	6,496,000		5,109,289
							332,546,504
BYD Electronic International	15,666,500		5,656,068

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Czech Republic—.2%			India (continued)
Komercni Banka	24,017	4,887,647	Punjab National Bank	405,510		5,891,653
Hong Kong—4.6%			Reliance Industries	1,706,302		25,524,747
China Mobile	560,000	6,169,993	Rolta India	3,007,690		3,621,059
China Mobile, ADR	241,000	13,206,800	State Bank of India	201,618		7,711,550
China Overseas Land & Investment	4,238,000	12,868,753	State Bank of India, GDR	56,240	[b]	4,611,680
China Power International			Steel Authority of India	4,324,102		5,635,122
Development	15,644,920	5,043,104	Sterlite Industries India	11,314,660		19,538,872
China Resources Power Holdings	2,412,000	6,515,473				176,366,516
COSCO Pacific	5,447,881	8,724,365	Indonesia—1.8%
Focus Media Holding, ADR	282,642	7,125,405	Aneka Tambang Persero	12,068,000		1,610,982
Global Bio-Chem Technology Group	40,275,920	4,621,895	Bank Negara Indonesia Persero	12,877,000		6,129,684
iShares FTSE A50 China Index ETF	6,975,700	10,271,609	Indofood Sukses Makmur	12,635,000		9,544,730
NWS Holdings	4,862,084	9,253,231	Medco Energi Internasional	23,278,996		4,047,055
Shanghai Industrial Holdings	2,877,000	9,385,231	Telekomunikasi
Shimao Property Holdings	3,323,000	6,684,048	Indonesia Persero	17,250,000		19,189,476
Sino Biopharmaceutical	7,260,000	4,174,996				40,521,927
		104,044,903	Malaysia—1.5%
Hungary—.2%			AMMB Holdings	5,442,500		11,129,785
Richter Gedeon	31,930	4,881,273	CIMB Group Holdings	918,200		2,139,149
India—7.8%			Genting	2,952,600		9,066,550
Apollo Tyres	2,237,830	3,401,683	Malayan Banking	3,908,027		11,570,441
Bharat Heavy Electricals	3,014,820	11,146,605				33,905,925
Cairn India	1,790,720	9,806,912	Mexico—3.0%
Grasim Industries, GDR	61,030	3,327,356	Alfa, Cl. A	2,942,300		7,078,826
Hindustan Petroleum	1,123,398	5,982,990	America Movil, ADR, Ser. L	425,740		8,893,709
ICICI Bank	684,250	13,085,079	Consorcio ARA	6,828,400	[a]	2,653,354
ICICI Bank, ADR	66,600	2,791,872	Desarrolladora Homex, ADR	661,000	[a]	7,865,900
India Cements	6,184,754	9,634,370	Empresas ICA	2,455,344	[a]	7,086,413
JSW Steel	350,110	4,757,262	Fomento Economico
Jubilant Life Sciences	1,445,682	4,497,412	Mexicano, ADR	94,000		10,503,560
NMDC	5,744,483	14,470,754	Grupo Financiero Banorte, Ser. O	3,095,300		22,891,235
Oil & Natural Gas	951,292	5,480,792				66,972,997
Oriental Bank of Commerce	1,382,423	6,986,439	Peru—.4%
Power Finance	2,285,390	8,462,307	Credicorp	51,440		7,714,971

The Funds 75

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Philippines—.5%				South Korea (continued)
Metropolitan Bank & Trust	3,854,330		10,806,533	DGB Financial Group	716,190		10,747,893
Poland—.4%				Hana Financial Group	355,210		13,252,819
Asseco Poland	346,943		4,714,066	Hankook Tire	131,579		5,990,668
Bank Pekao	102,660		5,182,760	Hite Jinro	253,272	[a]	7,975,966
			9,896,826	Hyundai Development	336,050	[a]	7,681,054
Russia—7.7%				Hyundai Motor	171,784		34,584,455
Gazprom, ADR	4,971,920		44,250,088	KB Financial Group	510,108		18,608,054
Lukoil, ADR	696,470		45,061,609	KB Financial Group, ADR	158,300		5,608,569
MMC Norilsk Nickel, ADR	464,370		8,219,349	Kia Motors	149,772		7,731,863
Mobile Telesystems, ADR	775,790		16,051,095	Korea Electric Power	301,985	[a]	9,105,636
Pharmstandard, GDR	545,324	[a]	11,086,437	Korea Electric Power, ADR	987,840		14,778,086
Sberbank of Russia, ADR	1,833,850		25,092,724	Korea Exchange Bank	429,840	[a]	3,016,909
Surgutneftegas, ADR	1,562,120		14,746,413	KT	290,130		9,592,182
VimpelCom, ADR	774,770		9,250,754	KT, ADR	318,700		5,156,566
			173,758,469	KT&G	155,798		11,107,617
South Africa—5.0%				Kukdo Chemical	82,130		3,090,802
ABSA Group	242,400		4,369,675	LG Electronics	204,881		14,815,120
Adcock Ingram Holdings	1,035,366		6,418,203	Mando	70,656		8,547,952
Anglo American Platinum	224,201		10,570,357	Mirae Asset Securities	243,830		9,784,050
AngloGold Ashanti	258,030		6,309,060	NongShim	16,324		4,341,710
AVI	295,890		1,821,740	POSCO	21,918		7,155,370
FirstRand	2,047,450		7,006,992	POSCO, ADR	76,050		6,136,475
Growthpoint Properties	1,735,965		5,266,978	Samsung Electronics	50,929		72,619,653
Imperial Holdings	458,950		10,538,478	Samsung Fire & Marine Insurance	78,005		16,424,759
JD Group	1,775,047		7,730,780	Shinhan Financial Group	306,510		12,072,728
MTN Group	829,539		16,158,452	Shinsegae	63,350		13,251,241
Murray & Roberts Holdings	3,512,401	[a]	9,744,980	SK Telecom	65,236		10,753,932
Standard Bank Group	1,263,619		16,329,315	SK Telecom, ADR	127,990		2,325,578
Telkom	2,517,869	[a]	4,245,608	TONGYANG Life Insurance	380,105		3,861,340
Tiger Brands	200,460		6,749,158	Youngone	350,738		12,146,630
			113,259,776				378,684,036
South Korea—16.8%				Taiwan—9.0%
BS Financial Group	518,980		7,500,785	Chinatrust Financial Holding	14,463,615		8,556,333
Daelim Industrial	99,857		8,917,574	CTCI	4,435,000		8,835,168

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Taiwan (continued)				Turkey—3.1%
E.Sun Financial Holding	12,192,000		7,294,693	Aselsan Elektronik
First Financial Holding	12,232,000		7,792,790	Sanayi Ve Ticaret	1,354,520		7,680,520
Hon Hai Precision Industry	17,440,593		48,030,487	Asya Katilim Bankasi	3,163,030	[a]	3,885,981
King Yuan Electronics	1,542,000		1,003,172	Kardemir Karabuk Demir Celik
Mega Financial Holding	18,633,460		15,356,988	Sanayi ve Ticaret, Cl. D	8,432,530		7,265,987
Nan Ya Printed Circuit Board	5,807,983		6,646,589	Koza Altin Isletmeleri	286,520		6,785,308
Novatek Microelectronics	248,000		1,036,590	Turkcell Iletisim Hizmetleri	1,206,874	[a]	8,017,425
Powertech Technology	3,915,200		5,694,668	Turkiye Garanti Bankasi	2,335,450		11,165,395
Siliconware Precision Industries	4,335,000		4,654,063	Turkiye Halk Bankasi	1,136,980		11,250,657
Siliconware Precision Industries, ADR	586,990		3,105,177	Turkiye Is Bankasi, Cl. C	3,387,370		12,089,343
Simplo Technology	961,000		4,259,737	Turkiye Sise ve Cam Fabrikalari	505,270		825,802
SinoPac Financial Holdings	2,474,153		1,125,885				68,966,418
Taiwan Semiconductor				United Arab Emirates—.3%
Manufacturing	830,517		2,925,489	Emaar Properties	5,139,380		7,415,931
Taiwan Semiconductor				United Kingdom—.3%
Manufacturing, ADR	2,071,237		37,800,075	African Barrick Gold	1,261,340		5,028,751
Tatung	7,729,216	[a]	2,081,689	JKX Oil & Gas	1,483,440	[a]	1,513,439
TPK Holding	626,000		11,858,898				6,542,190
Transcend Information	2,051,040		5,842,040	United States—2.2%
United Microelectronics	24,438,397		9,143,856	iShares MSCI Emerging
United Microelectronics, ADR	504,000		932,400	Markets Index Fund	1,163,840		50,289,526
Young Fast Optoelectronics	1,846,272		3,497,564	Total Common Stocks
Zhen Ding Technology Holding	2,123,000		4,816,136	(cost $1,980,536,264)	2,129,671,491
			202,290,487
Thailand—4.4%				Preferred Stocks—3.1%
Airports of Thailand	3,338,300		13,240,988	Brazil—2.6%
Asian Property Development	19,118,820		6,619,289	Bradespar	506,500		7,433,477
Bangkok Bank	2,804,900		21,873,506	Cia Brasileira de Distribuicao
CP ALL	4,547,100		7,221,865	Grupo Pao de Acucar	277,400		13,902,233
PTT	1,112,800		13,091,765	Cia de Bebidas das Americas	265,000		11,754,572
PTT Global Chemical	6,585,683		17,488,032	Gerdau	193,800		1,610,594
Siam Commercial Bank	1,166,500		6,979,395	Itau Unibanco Holding	189,600		3,359,236
Thanachart Capital	7,530,000		11,389,916	Vale	1,066,300		19,689,434
			97,904,756				57,749,546

The Funds 77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Preferred Stocks (continued)	Shares		Value ($)	Other Investment—1.3%	Shares	Value ($)
South Korea—.5%				Registered Investment Company;
Samsung Electronics	14,945		12,145,638	Dreyfus Institutional Preferred
Total Preferred Stocks				Plus Money Market Fund
(cost $59,921,244)			69,895,184	(cost $30,034,767)	30,034,767 [c] 30,034,767
	Number of			Total Investments
Rights—.0%	Rights		Value ($)	(cost $2,070,588,756)	98.9%	2,229,708,245
Taiwan				Cash and Receivables (Net)	1.1%	25,449,618
Chinatrust Financial Holding				Net Assets	100.0%	2,255,157,863
(cost $96,481)	1,242,538	[a]	106,803

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts
a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, this security was valued at $4,611,680 or .2% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	27.1	Consumer Staples	5.4
Information Technology	12.4	Utilities	3.5
Energy	12.1	Exchange-Traded Funds	2.7
Materials	9.2	Health Care	2.7
Consumer Discretionary	7.8	Money Market Investment	1.3
Telecommunication Services	7.5
Industrial	7.2		98.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon International Appreciation Fund
Common Stocks—98.6%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—5.0%				Banks (continued)
Bridgestone, ADR	9,362		574,827	Societe Generale, ADR	47,845	[a]	365,057
Daimler	16,057		956,676	Sumitomo Mitsui Financial Group, ADR	13,296		106,368
Denso, ADR	31,288		657,987	Sumitomo Mitsui Trust Holdings, ADR	8,240		31,724
Fiat, ADR	30,995	[a]	164,893	United Overseas Bank, ADR	13,700		422,508
Honda Motor, ADR	17,948		671,973	Westpac Banking, ADR	10,123		1,583,743
Nissan Motor, ADR	14,962		303,579				14,448,181
Peugeot, ADR	12,756		97,201	Capital Goods—9.3%
Toyota Motor, ADR	15,548		1,595,225	ABB, ADR	372	[a]	8,452
Volkswagen, ADR	12,300		507,990	Asahi Glass, ADR	38,076		259,298
			5,530,351	Atlas Copco, Cl. A, ADR	16,547		482,345
Banks—13.2%				Atlas Copco, Cl. B, ADR	17,820		459,934
Australia & New Zealand				BAE Systems, ADR	121		2,628
Banking Group, ADR	46,098		1,350,671	European Aeronautic
Banco Bilbao				Defence and Space, ADR	7,893		404,911
Vizcaya Argentaria, ADR	73,224		711,005	Hutchison Whampoa, ADR	14,325		310,136
Banco Santander, ADR	101,517		769,499	Invensys, ADR	28,090		151,405
Bank of Yokohama, ADR	13,208		269,839	ITOCHU, ADR	11,705		270,737
Barclays, ADR	33,044		612,966	Kajima, ADR	8,417		249,974
BNP Paribas, ADR	20,711		581,979	Kawasaki Heavy Industries, ADR	20,754		263,161
Commerzbank, ADR	37,925	[a]	71,678	Keppel, ADR	30,187		563,893
Commonwealth Bank of				Komatsu, ADR	17,788		449,325
Australia, ADR	6,823	[b]	1,409,654	Kubota, ADR	8,271		499,651
Credit Agricole, ADR	22,091	[a]	103,275	Marubeni, ADR	4,423		325,312
Danske Bank, ADR	27,008	[a]	250,094	Metso, ADR	10,062		432,867
Erste Group Bank, ADR	11,283	[a]	181,600	Mitsubishi, ADR	10,957		436,856
Hachijuni Bank, ADR	2,799		150,278	Mitsui & Co., ADR	811		243,495
Hang Seng Bank, ADR	24,669		401,858	Nidec, ADR	6,281		92,205
HSBC Holdings, ADR	40,978		2,271,820	NSK, ADR	20,210		315,882
Intesa Sanpaolo, ADR	30,734		298,427	Orkla, ADR	26,607		216,581
Lloyds Banking Group, ADR	149,180	[a]	492,294	Rolls-Royce Holdings, ADR	9,897		775,133
Mitsubishi UFJ Financial Group, ADR	72,092		399,390	Sandvik, ADR	40,576		661,389
National Australia Bank, ADR	39,303		1,210,532	Siemens, ADR	161		16,709
Shinsei Bank, ADR	57,546		254,486	SKF, ADR	26,290		650,678
Shizuoka Bank, ADR	1,560		147,436

The Funds 79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Capital Goods (continued)				Energy—7.6%
Sumitomo, ADR	24,536		300,811	BG Group, ADR	42,635		753,360
Sumitomo Electric Industries, ADR	2,702		316,297	BP, ADR	34,295		1,385,518
Swire Pacific, Cl. A, ADR	14,906		192,884	ENI, ADR	19,775		900,158
TOTO, ADR	20,445		371,895	Repsol, ADR	18,707		398,459
Volvo, ADR	29,652		445,373	Royal Dutch Shell, Cl. A, ADR	31,298		2,054,714
			10,170,217	Royal Dutch Shell, Cl. B, ADR	1,593		107,273
Commercial & Professional				Statoil, ADR	8,955		223,248
Services—1.3%				Technip, ADR	14,012		380,286
Dai Nippon Printing, ADR	12,828		112,245	Total, ADR	27,019		1,351,490
Experian, ADR	31,640		526,490	Woodside Petroleum, ADR	19,215		735,935
Secom, ADR	37,120		476,992				8,290,441
Toppan Printing, ADR	39,905		266,565	Food & Staples Retailing—1.8%
			1,382,292	Aeon, ADR	52,968		596,949
Consumer Durables & Apparel—2.0%				Delhaize Group, ADR	9,473		456,125
Adidas, ADR	10,475		480,174	J. Sainsbury, ADR	13,245		276,291
Casio Computer, ADR	2,290		181,597	Koninklijke Ahold, ADR	8,454		121,822
Electrolux, Cl. B, ADR	7,167		367,162	Tesco, ADR	31,021		523,945
LVMH Moet Hennessy							1,975,132
Louis Vuitton, ADR	23,969		826,211	Food, Beverage & Tobacco—8.0%
Panasonic, ADR	17,520		126,319	Ajinomoto, ADR	27,230		361,614
Sega Sammy Holdings, ADR	48,384		224,502	British American Tobacco, ADR	7,800		813,384
Sharp, ADR	2,118		6,693	Coca-Cola Amatil, ADR	17,181		510,276
Sony, ADR	2,522		36,771	Coca-Cola Hellenic Bottling, ADR	3,685	[a]	99,458
			2,249,429	Danone, ADR	31,852		440,513
Consumer Services—1.0%				Diageo, ADR	5,698		682,108
Compass Group, ADR	35,621		435,485	Heineken, ADR	14,209	[a]	531,843
InterContinental Hotels Group, ADR	5,257		152,821	Imperial Tobacco Group, ADR	6,187		449,919
Sodexo, ADR	5,862		546,338	Kirin Holdings, ADR	29,382		426,509
			1,134,644	Nestle, ADR	36,055		2,522,768
Diversified Financials—2.8%				SABMiller, ADR	18,742		937,662
Credit Suisse Group, ADR	16,474		440,844	Unilever (NY Shares)	13,003		506,077
Daiwa Securities Group, ADR	62,790		389,926	Unilever, ADR	4,990		198,852
Deutsche Bank	13,583		621,151	Yamazaki Baking, ADR	2,023		256,767
ING Groep, ADR	64,569	[a]	516,552				8,737,750
Nomura Holdings, ADR	10,857		62,536	Health Care Equipment &
ORIX, ADR	6,179		343,367	Services—1.2%
UBS	47,851	[a]	756,524	Cie Generale d’Opitique Essilor
			3,130,900	International, ADR	14,234		738,175

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Materials (continued)
Services (continued)				Kobe Steel, ADR	35,450		239,642
Fresenius Medical Care & Co., ADR	8,450		289,159	Koninklijke DSM, ADR	4,946		72,756
Olympus, ADR	6,140	[a]	134,466	Lafarge, ADR	13,770		231,749
Smith & Nephew, ADR	2,393		128,480	Newcrest Mining, ADR	12,139		277,376
			1,290,280	Nippon Steel Sumitomo Metal, ADR	19,082		516,931
Household & Personal Products—1.7%				Nitto Denko, ADR	8,620		253,600
Henkel & Co., ADR	6,972		618,765	Norsk Hydro, ADR	40,233		177,025
Kao, ADR	6,988		225,433	OJI Holdings ADR	200		7,652
L’Oreal, ADR	23,764		710,544	Rexam, ADR	3,182		124,703
Shiseido, ADR	4,862		64,227	Rio Tinto, ADR	19,600		1,051,344
Svenska Cellulosa, ADR	10,419		256,203	Stora Enso, ADR	2,684		17,902
			1,875,172	Syngenta, ADR	8,195		696,329
Insurance—5.0%				Teijin, ADR	5,424		126,271
Aegon (NY Shares)	54,000		319,680	Toray Industries, ADR	3,528		218,701
Ageas, ADR	14,975		508,401	UPM-Kymmene, ADR	7,622		88,796
Allianz, ADR	69,670		954,479				10,534,189
AXA, ADR	31,700		547,776	Media—1.6%
Legal & General Group, ADR	58,300		717,090	British Sky
MS&AD Insurance				Broadcasting Group, ADR	4,995		257,447
Group Holdings, ADR	14,902		152,596	Pearson, ADR	1,012		17,801
Prudential, ADR	28,550		852,218	Publicis Groupe, ADR	30,764		508,221
Tokio Marine Holdings, ADR	19,055		536,398	Reed Elsevier, ADR	6,531		281,094
Zurich Insurance Group, ADR	32,897	[a]	900,720	Wolters Kluwer, ADR	7,972		158,324
			5,489,358	WPP, ADR	6,429		512,648
Materials—9.6%							1,735,535
Air Liquide, ADR	25,611		622,603	Pharmaceuticals, Biotech &
Akzo Nobel, ADR	13,015		275,658	Life Sciences—8.6%
Alumina, ADR	8,220	[a]	40,360	AstraZeneca, ADR	8,312		377,697
Amcor, ADR	10,296		386,924	Bayer, ADR	14,030		1,397,107
Anglo American, ADR	43,194		626,313	Eisai, ADR	11,123		497,309
ArcelorMittal (NY Shares)	4,455		66,736	Elan, ADR	15,218	[a]	172,572
Asahi Kasei, ADR	17,985		212,763	GlaxoSmithKline, ADR	14,399		633,988
BASF, ADR	14,246		1,342,116	Novartis, ADR	27,537		1,867,009
BHP Billiton Ltd., ADR	9,704		726,441	Novo Nordisk, ADR	5,815		1,017,625
BHP Billiton PLC, ADR	19,534		1,234,353	Roche Holding, ADR	33,766		1,937,155
Boral, ADR	12,221		259,818	Sanofi, ADR	28,089		1,326,082
James Hardie Industries, ADR	6,824		342,497	Teva Pharmaceutical Industries, ADR	6,900		258,060
Johnson Matthey, ADR	4,251		296,830				9,484,604

The Funds 81

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Real Estate—3.8%				Technology Hardware &
British Land, ADR	12,476		106,795	Equipment (continued)
CapitaLand, ADR	32,796		207,202	Mitsubishi Electric, ADR	21,575		353,614
Cheung Kong Holdings, ADR	25,243		390,509	Omron, ADR	11,660		283,727
City Developments, ADR	32,591		292,993	Ricoh, ADR	4,031		218,077
Daiwa House Industry, ADR	2,061		380,210	TDK, ADR	4,571		157,791
Hysan Development, ADR	23,301		239,774				2,700,252
Lend Lease Group, ADR	40,816		445,013	Telecommunication Services—4.5%
Mitsubishi Estate, ADR	25,000		625,000	BT Group, ADR	4,903		199,013
Sino Land, ADR	25,641		232,051	Deutsche Telekom, ADR	47,984		513,429
Sun Hung Kai Properties, ADR	26,037		405,136	France Telecom, ADR	11,452		111,772
Tokyu Land, ADR	3,001		227,693	Koninklijke KPN, ADR	15,329		51,659
Westfield Group, ADR	28,114		644,092	Nippon Telegraph & Telephone, ADR	682		15,488
			4,196,468	NTT DOCOMO, ADR	1,465		22,649
Retailing—1.1%				Portugal Telecom, ADR	17,340		87,394
Hennes & Mauritz, ADR	82,506		590,743	Singapore Telecommunications, ADR	21,960		612,684
Kingfisher, ADR	43,728		369,502	Swisscom, ADR	7,236		328,514
Marui Group, ADR	17,401		294,425	Telecom Corp of New Zealand, ADR	7,128		70,938
			1,254,670	Telecom Italia, ADR	22,896		167,828
Semiconductors & Semiconductor				Telecom Italia, Cl. A, ADR	3,370		21,804
Equipment—.3%				Telefonica, ADR	49,428		643,553
Advantest, ADR	22,445		321,188	Telenor, ADR	6,496		420,616
Software & Services—1.7%				Telstra, ADR	17,148		401,092
Computershare, ADR	21,542		223,606	Vodafone Group, ADR	51,724		1,300,341
Dassault Systemes, ADR	2,685		304,479				4,968,774
NICE Systems, ADR	1,000	[a]	35,310	Transportation—1.8%
Sage Group, ADR	10,587		219,151	ANA Holdings, ADR	23,722		97,972
SAP, ADR	11,612		908,058	Deutsche Lufthansa, ADR	20,366		410,171
Trend Micro, ADR	4,337		123,041	International Consolidated
			1,813,645	Airlines Group, ADR	15,562	[a]	283,228
Technology Hardware &				MTR, ADR	18,662		770,078
Equipment—2.5%				Nippon Yusen, ADR	60,373		303,676
Canon, ADR	10,097		367,228	Ryanair Holdings, ADR	209		8,080
Ericsson, ADR	104		1,270	TNT Express, ADR	18,467		140,534
Fujifilm Holdings, ADR	9,819		188,819				2,013,739
Fujitsu, ADR	10,602		244,482	Utilities—3.2%
Hitachi, ADR	8,435		474,216	Centrica, ADR	26,440		566,609
Kyocera, ADR	4,712		411,028	CLP Holdings, ADR	22,613		194,924

BNY Mellon International Appreciation Fund (continued)
					Principal
Common Stocks (continued)	Shares	Value ($)	Short	-Term Investments—.1%	Amount ($)	Value ($)
Utilities (continued)				U.S. Treasury Bills;
E.ON, ADR	2,044	34,217		0.03%, 3/14/13
Enel, ADR	114,307	409,219		(cost $89,999)	90,000 [c]	89,999
Energias de Portugal, ADR	8,130	244,713
GDF Suez, ADR	15,036	284,932		Other Investment—.8%	Shares	Value ($)
Hong Kong & China Gas, ADR	141,714	392,548		Registered
Iberdrola, ADR	22,223	440,238		Investment Company;
National Grid, ADR	308	16,971		Dreyfus Institutional Preferred
RWE, ADR	10,330	380,867		Plus Money Market Fund
				(cost $891,833)	891,833 [d]	891,833
SSE, ADR	16,682	368,339
United Utilities Group, ADR	8,447	189,720		Total Investments
Veolia Environnement, ADR	977	12,330		(cost $137,777,690)	99.5%	109,244,670
		3,535,627		Cash and Receivables (Net)	.5%	520,122
Total Common Stocks
				Net Assets	100.0%	109,764,792
(cost $136,795,858)		108,262,838

ADR—American Depository Receipts

a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, this security was valued at $1,409,654 or 1.3% of net assets.
c Held by or on behalf of a counterparty for open financial futures positions.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	13.2	Consumer Durables & Apparel	2.0
Materials	9.6	Food & Staples Retailing	1.8
Capital Goods	9.3	Transportation	1.8
Pharmaceuticals, Biotech & Life Sciences	8.6	Household & Personal Products	1.7
Food, Beverage & Tobacco	8.0	Software & Services	1.7
Energy	7.6	Media	1.6
Automobiles & Components	5.0	Commercial & Professional Services	1.3
Insurance	5.0	Health Care Equipment & Services	1.2
Telecommunication Services	4.5	Retailing	1.1
Real Estate	3.8	Consumer Services	1.0
Utilities	3.2	Short-Term/Money Market Investment	.9
Diversified Financials	2.8	Semiconductors & Semiconductor Equipment	.3
Technology Hardware & Equipment	2.5		99.5

† Based on net assets.
See notes to financial statements.

The Funds 83

STATEMENT OF FINANCIAL FUTURES

February 28, 2013 (Unaudited)

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
International Appreciation Fund	Contracts	Contracts ($)	Expiration	at 2/28/2013	($)
Financial Futures Long
MSCI EAFE Index	14	1,161,230	March 2013	(8,443)

See notes to financial statements.

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon International Equity Income Fund
Common Stocks—95.0%	Shares	Value ($)		Shares	Value ($)
Australia—15.5%			Germany—1.2%
Australia & New Zealand			Deutsche Telekom	31,200	335,112
Banking Group	17,500	513,381	Muenchener
Bendigo and Adelaide Bank	72,200	732,325	Rueckversicherungs	7,300	1,312,353
Commonwealth Bank of Australia	30,400	2,088,874	RWE	50	1,837
Iluka Resources	333,900	3,587,976			1,649,302
Metcash	227,300	947,277	Hong Kong—3.5%
National Australia Bank	64,200	1,980,429	Hang Seng Bank	59,200	957,203
Tabcorp Holdings	433,600	1,408,425	NWS Holdings	379,000	721,290
Tatts Group	1,517,900	4,945,966	Shougang Fushan
Telstra	293,500	1,376,062	Resources Group	6,871,000	3,029,917
Westpac Banking	107,000	3,363,013			4,708,410
		20,943,728	Israel—2.4%
Brazil—2.0%			Bezeq Israeli
Cielo	75,840	2,277,039	Telecommunication	1,335,900	1,712,254
Light	45,100	439,744	Israel Chemicals	122,400	1,582,013
		2,716,783			3,294,267
China—7.2%			Italy—.1%
Anta Sports Products	2,887,000	2,732,294	Enel	22,200	80,342
Bank of China, Cl. H	1,309,000	617,740	STMicroelectronics	11,700	93,284
Bosideng International Holdings	4,216,000	1,304,657			173,626
Dongyue Group	2,168,000	1,436,835	Japan—4.0%
Guangzhou R&F Properties, Cl. H	1,539,800	2,612,792	Dai Nippon Printing	153,300	1,347,929
Jiangsu Expressway, Cl. H	47,300	47,815	Mizuho Financial Group	741,300	1,631,516
Zhejiang Expressway, Cl. H	1,089,000	914,100	NKSJ Holdings	78,400	1,660,365
		9,666,233	Ricoh	67,400	722,792
France—2.3%					5,362,602
France Telecom	24,550	237,789	Netherlands—2.8%
GDF Suez	5,050	95,467	Corio	29,649	1,367,757
Neopost	6,900	399,023	Koninklijke Philips Electronics	6,900	195,660
Total	47,650	2,382,313	Ziggo	64,000	2,164,082
		3,114,592			3,727,499

The Funds 85

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
New Zealand—3.1%			Taiwan—.2%
Telecom Corporation of			Compal Electronics	116,000	81,135
New Zealand	2,076,400	4,154,070	Farglory Land Development	101,000	191,674
Norway—1.7%					272,809
Seadrill	62,100	2,259,775	Thailand—1.6%
Poland—5.8%			Advanced Info Service	316,500	2,202,202
KGHM Polska Miedz	100,600	5,721,522	Turkey—6.5%
PGE	84,800	433,181	Ford Otomotiv Sanayi	421,600	4,968,686
Synthos	963,600	1,677,171	Tupras Turkiye Petrol Rafinerileri	90,000	2,521,611
		7,831,874	Turk Telekomunikasyon	313,200	1,291,905
Portugal—.9%					8,782,202
Portugal Telecom	254,400	1,288,341	United Kingdom—17.9%
Singapore—3.2%			AstraZeneca	42,200	1,917,716
Hutchison Port			Aviva	236,100	1,277,978
Holdings Trust	4,878,000	3,951,180	BAE Systems	334,900	1,804,132
StarHub	105,000	355,257	BP	93,800	634,232
		4,306,437	British American Tobacco	84,624	4,409,198
South Africa—7.3%			GlaxoSmithKline	47,900	1,058,034
Growthpoint Properties	45,300	137,442	HSBC Holdings	81,000	898,758
Kumba Iron Ore	64,300	4,053,916	ICAP	72,000	363,730
MMI Holdings	879,100	2,179,611	Man Group	179,100	272,520
Vodacom Group	267,300	3,533,102	Marks & Spencer Group	11,700	65,904
		9,904,071	Resolution	349,700	1,385,707
Spain—3.3%			Royal Dutch Shell, Cl. A	34,377	1,131,697
ACS Actividades de			Royal Dutch Shell, Cl. B	8,200	276,601
Construccion y Servicios	56,500	1,342,498
			RSA Insurance Group	1,952,400	3,575,021
Ferrovial	197,000	3,088,895
			SSE	53,900	1,182,387
		4,431,393
			Standard Life	425,500	2,275,418
Sweden—.3%
			TUI Travel	150,800	725,895
Ratos, Cl. B	19,200	197,273
			Vodafone Group	373,400	937,791
Skanska, Cl. B	11,700	207,682
					24,192,719
		404,955

BNY Mellon International Equity Income Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—1.7%	Shares	Value ($)
United States—2.2%			Registered
iShares MSCI EAFE Index Fund	50,000	2,910,750	Investment Company;
Total Common Stocks			Dreyfus
(cost $115,683,897)		128,298,640	Institutional
			Preferred Plus
Preferred Stocks—1.9%			Money Market Fund
			(cost $2,365,562)	2,365,562 [a]	2,365,562
Brazil—1.0%
AES Tiete	128,900	1,327,812	Total Investments
Germany—.9%			(cost $120,614,187)	98.6%	133,182,833
ProSiebenSat.1 Media	34,550	1,190,819	Cash and Receivables (Net)	1.4%	1,830,711
Total Preferred Stocks			Net Assets	100.0%	135,013,544
(cost $2,564,728)		2,518,631

a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
		Value (%)			Value (%)
Financial		23.4	Utilities		2.6
Materials		15.6	Information Technology		2.4
Telecommunication Services		14.5	Exchange-Traded Fund		2.2
Consumer Discretionary		12.8	Health Care		2.2
Industrial		10.4	Money Market Investment		1.7
Energy		6.8
Consumer Staples		4.0			98.6

† Based on net assets.
See notes to financial statements.

The Funds 87

STATEMENT OF INVESTMENTS

February 23, 2013 (Unaudited)

BNY Mellon Asset Allocation Fund
	Coupon	Maturity	Principal
Bonds and Notes—16.6%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—.3%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	300,000		303,131
AmeriCredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	485,000		486,923
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	360,000		362,773
					1,152,827
Casinos—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	204,000	[a]	196,205
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	174,000	[a]	165,749
Seminole Indian Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	265,000	[a]	272,920
Seminole Indian Tribe of Florida, Scd. Notes	7.75	10/1/17	105,000	[a]	114,319
					749,193
Commercial Mortgage Pass-Through Ctfs.—.3%
JP Morgan Chase Commercial Mortgage
Securities Trust, Ser. 2004-C1, Cl. A2	4.30	1/15/38	5,001		5,035
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	155,000		165,052
UBS-Citigroup Commercial Mortgage Trust, Ser. 2011-C1, Cl. A2	2.80	1/10/45	850,000		901,383
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	80,000		84,484
					1,155,954
Consumer Discretionary—.7%
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	345,000		336,430
Comcast, Gtd. Notes	3.13	7/15/22	180,000		184,889
Comcast, Gtd. Notes	5.90	3/15/16	435,000		498,510
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	440,000		465,819
News America, Gtd. Notes	6.15	3/1/37	265,000		316,365
Time Warner Cable, Gtd. Notes	4.13	2/15/21	565,000		604,961
Time Warner, Gtd. Notes	4.00	1/15/22	350,000		377,528
					2,784,502
Consumer Staples—.4%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	305,000		299,656
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	150,000		149,959
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	375,000		431,969
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	290,000	[a]	319,815
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	330,000		331,816
					1,533,215
Energy—.1%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	290,000		308,305
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	100,000		109,669
					417,974
Financial—2.5%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	450,000		530,545
Bank of America, Sub. Notes	5.49	3/15/19	970,000		1,092,190
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	370,000		373,625
Bear Stearns, Sub. Notes	5.55	1/22/17	395,000		450,637

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	420,000		510,982
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	360,000		391,728
Citigroup, Sub. Notes	5.00	9/15/14	415,000		436,707
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	195,000		230,918
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	320,000		328,435
General Electric Capital, Sub. Notes	5.30	2/11/21	540,000		622,441
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	445,000		506,153
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	582,000		697,288
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	320,000		347,200
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	335,000		419,395
MetLife, Sr. Unscd. Notes	7.72	2/15/19	345,000		451,025
Morgan Stanley, Sub. Notes	4.88	11/1/22	475,000	[b]	502,411
NYSE Euronext, Sr. Unscd. Notes	2.00	10/5/17	385,000		396,483
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	395,000		432,659
Rabobank Nederland, Bank Gtd. Notes	5.25	5/24/41	330,000		380,760
RBS Citizens Financial Group, Sub. Notes	4.15	9/28/22	445,000	[a]	456,196
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	450,000		543,407
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	335,000		355,341
					10,456,526
Foreign/Governmental—.2%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	315,000		365,085
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	185,000		205,812
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	330,000		378,278
					949,175
Health Care—.2%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	410,000		483,925
Thermo Fisher Scientific, Sr. Unscd. Notes	3.60	8/15/21	290,000		301,068
					784,993
Industrial—.3%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	575,000		582,976
CRH America, Gtd. Notes	5.30	10/15/13	405,000		415,655
Tyco International Finance, Gtd. Notes	3.38	10/15/15	56,000		59,176
					1,057,807
Information Technology—.3%
Intel, Sr. Unscd. Notes	2.70	12/15/22	575,000		569,464
Oracle, Sr. Unscd. Notes	5.75	4/15/18	520,000		630,131
					1,199,595
Materials—.1%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	365,000		380,310
Municipal Bonds—1.1%
California, GO (Build America Bonds)	7.30	10/1/39	575,000		808,381

The Funds 89

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds (continued)
Chicago, GO	7.78	1/1/35	340,000		438,787
Illinois, GO	4.42	1/1/15	440,000		464,077
Los Angeles Community College District,
GO (Build America Bonds)	6.75	8/1/49	655,000		943,672
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	210,000		239,337
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	435,000		618,975
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	320,000		372,906
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	180,000		212,326
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	415,000		415,000
					4,513,461
Telecommunications—.5%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	450,000		509,544
Rogers Communications, Gtd. Notes	6.38	3/1/14	380,000		400,883
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	495,000		512,514
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	550,000		652,814
					2,075,755
U.S. Government Agencies—.1%
Federal National Mortgage Association, Notes	2.63	10/10/24	350,000	[c]	350,953
U.S. Government Agencies/Mortgage-Backed—4.8%
Federal Home Loan Mortgage Corp.:
3.00%			655,000	[c,d]	687,238
3.50%			815,000	[c,d]	858,169
2.50%, 3/1/28			585,000	[c]	607,212
3.00%, 11/1/42			750,842	[c]	775,010
4.00%, 4/1/24—1/1/41			907,364	[c]	964,829
4.50%, 5/1/39—11/1/41			3,125,603	[c]	3,426,130
5.00%, 7/1/40			896,609	[c]	973,081
5.50%, 12/1/37—12/1/38			1,012,873	[c]	1,104,532
Federal National Mortgage Association:
3.00%			650,000	[c,d]	684,328
3.50%			650,000	[c,d]	687,477
3.00%, 10/1/32			360,753	[c]	377,551
3.34%, 4/1/41			353,747	[c,e]	373,286
3.50%, 1/1/26—6/1/42			2,274,070	[c]	2,428,520
4.00%, 2/1/41—4/1/42			1,921,740	[c]	2,060,031
4.50%, 6/1/23—7/1/24			302,592	[c]	325,669
5.00%, 12/1/21—2/1/41			1,504,753	[c]	1,653,389
5.50%, 4/1/36—3/1/38			1,027,528	[c]	1,139,608

BNY Mellon Asset Allocation Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
6.00%, 4/1/33—12/1/37			530,853	[c]	594,192
6.50%, 10/1/36			73,222	[c]	81,808
					19,802,060
U.S. Government Securities—4.4%
U.S. Treasury Inflation Protected:
Bonds, 2.38%, 1/15/27			740,116	[b,f]	1,007,136
Notes, 0.63%, 7/15/21			606,192	[f]	692,243
Notes, 1.38%, 7/15/18			585,668	[b,f]	687,885
Notes, 1.38%, 1/15/20			493,765	[f]	588,236
Notes, 2.38%, 1/15/17			740,116	[b,f]	865,531
U.S. Treasury Notes:
0.25%, 10/31/14			405,000	[b]	405,253
0.25%, 1/15/15			760,000	[b]	760,297
0.25%, 8/15/15			2,045,000	[b]	2,042,924
0.25%, 9/15/15			770,000		769,098
0.25%, 12/15/15			715,000	[b]	713,548
0.38%, 4/15/15			865,000	[b]	867,162
0.38%, 2/15/16			255,000	[b]	255,239
0.63%, 9/30/17			515,000	[b]	513,793
0.75%, 6/15/14			1,045,000	[b]	1,052,511
0.75%, 6/30/17			110,000	[b]	110,593
0.75%, 10/31/17			650,000		651,676
0.88%, 12/31/16			1,175,000	[b]	1,191,065
0.88%, 1/31/18			250,000	[b]	251,523
1.25%, 4/30/19			590,000	[b]	597,237
1.25%, 10/31/19			525,000	[b]	527,871
1.38%, 2/28/19			970,000	[b]	990,840
1.50%, 6/30/16			500,000	[b]	517,890
1.50%, 7/31/16			510,000	[b]	528,448
1.75%, 7/31/15			750,000	[b]	776,367
1.75%, 5/15/22			710,000	[b]	709,445
2.25%, 7/31/18			180,000	[b]	193,219
					18,267,030
Utilities—.1%
Boston Gas,
Sr. Unscd. Notes	4.49	2/15/42	250,000	[a]	263,547
Hydro-Quebec,
Gov’t Gtd. Notes	2.00	6/30/16	280,000		291,771
					555,318
Total Bonds and Notes
(cost $63,991,082)					68,186,648

The Funds 91

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Common Stocks—18.2%	Shares		Value ($)		Shares		Value ($)
Consumer Discretionary—2.1%				Financial (continued)
Amazon.com	3,750	[g]	991,012	American Tower	4,760	[h]	369,376
CBS, Cl. B	30,130		1,307,341	Ameriprise Financial	15,010		1,030,136
News Corp., Cl. A	54,260		1,562,688	Bank of America	106,970		1,201,273
NIKE, Cl. B	14,380		783,135	Capital One Financial	11,250		574,087
PVH	3,590		437,442	CBRE Group, Cl. A	39,620	[g]	957,615
Target	11,960		753,002	Chubb	9,230		775,597
Wal-Mart Stores	16,960		1,200,429	IntercontinentalExchange	5,000	[g]	774,100
Walt Disney	26,330		1,437,355	JPMorgan Chase & Co.	34,312		1,678,543
			8,472,404	Moody’s	25,020		1,202,461
Consumer Staples—2.0%				T. Rowe Price Group	11,970		852,144
Beam	19,390		1,183,372	Wells Fargo & Co.	56,860		1,994,649
Coca-Cola Enterprises	25,060		896,647				13,479,802
ConAgra Foods	19,270		657,300	Health Care—2.5%
PepsiCo	24,960		1,891,219	Allscripts Healthcare Solutions	26,160	[g]	332,755
Philip Morris International	31,140		2,857,095	Cigna	11,410		667,029
Unilever, ADR	23,660		942,851	Covidien	21,542		1,369,425
			8,428,484	Eli Lilly & Co.	29,310		1,602,085
Energy—2.0%				Johnson & Johnson	15,790		1,201,777
Anadarko Petroleum	11,220		892,888	McKesson	7,560		802,343
Ensco, Cl. A	17,370		1,044,632	Merck & Co.	20,500		875,965
EOG Resources	4,700		590,837	Pfizer	105,550		2,888,904
Exxon Mobil	20,540		1,839,357	Sanofi, ADR	14,270		673,687
National Oilwell Varco	11,390		776,001				10,413,970
Occidental Petroleum	11,480		945,148	Industrial—1.7%
Schlumberger	16,590		1,291,532	ADT	13,251		634,590
TransCanada	14,790		687,883	Danaher	11,100		683,760
			8,068,278	Eaton	20,883		1,294,119
Exchange-Traded Funds—.2%				FedEx	13,040		1,374,807
Standard & Poor’s Depository				Fluor	11,350		702,565
Receipts S&P 500 ETF Trust	4,920		745,921	General Electric	48,580		1,128,028
Financial—3.3%				Robert Half International	18,020		640,611
American Express	19,280		1,198,252	Tyco International	21,042		673,554
American International Group	22,930	[g]	871,569				7,132,034

BNY Mellon Asset Allocation Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—65.2%	Shares		Value ($)
Information				Registered
Technology—3.4%				Investment Company:
Alliance Data Systems	7,580	[g]	1,202,870	ASG Global Alternatives
Apple	6,430		2,838,202	Fund, Cl. Y	780,248	[g]	8,496,897
Cisco Systems	61,820		1,288,947	BNY Mellon Emerging
Cognizant Technology				Markets Fund, Cl. M	3,962,557	[i]	40,616,210
Solutions, Cl. A	15,860	[g]	1,217,572	BNY Mellon Focused Equity
EMC	56,000	[g]	1,288,560	Opportunities Fund, Cl. M	2,053,357	[i]	28,397,933
Facebook, Cl. A	16,910		460,797	BNY Mellon Income
				Stock Fund, Cl. M	1,842,937	[i]	14,172,183
Informatica	16,470	[g]	576,615
				BNY Mellon Intermediate
Intuit	12,890		831,147	Bond Fund, Cl. M	1,050,455	[i]	13,844,995
Juniper Networks	23,780	[g]	491,770	BNY Mellon
Oracle	33,870		1,160,386	International Fund, Cl. M	911,796	[i]	9,464,446
QUALCOMM	23,550		1,545,587	BNY Mellon Mid Cap
Skyworks Solutions	23,120	[g]	492,456	Multi-Strategy Fund, Cl. M	1,670,145	[i]	20,225,459
Teradata	9,855	[g]	572,181	BNY Mellon Short-Term
			13,967,090	U.S. Government
Materials—.4%				Securities Fund, Cl. M	746,005	[i]	9,056,500
LyondellBasell Industries, Cl. A	19,410		1,137,814	BNY Mellon Small/Mid Cap
				Fund, Cl. M	659,950	[i]	9,186,508
Praxair	6,660		752,913
				BNY Mellon U.S. Core Equity
			1,890,727	130/30 Fund, Cl. M	497,565	[i]	6,348,928
Telecommunications—.2%				Dreyfus Emerging Markets Debt
AT&T	19,007		682,541	Local Currency Fund, Cl. I	265,704	[i]	4,086,530
Utilities—.4%				Dreyfus Global Real Estate
NextEra Energy	22,630		1,626,418	Securities Fund, Cl. I	1,130,873	[i]	9,408,864
Total Common Stocks				Dreyfus High Yield Fund, Cl. I	1,744,815	[i]	11,725,155
(cost $58,759,166)			74,907,669	Dreyfus Inflation Adjusted Securities
				Fund, Institutional Shares	842,814	[i]	11,580,261
	Principal
Short-Term Investments—.7%	Amount ($)		Value ($)	Dreyfus Institutional Preferred
				Plus Money Market Fund	7,221,912	[j]	7,221,912
U.S. Treasury Bills:				Dreyfus Select Managers
0.06%, 3/7/13	1,544,000		1,543,992	Small Cap Growth Fund, Cl. I	364,211	[g,i]	7,375,271
0.09%, 3/14/13	1,368,000		1,367,981	Dreyfus Select Managers
Total Short-Term Investments				Small Cap Value Fund, Cl. I	544,284	[i]	11,380,978
(cost $2,911,939)			2,911,973

The Funds 93

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)

				Investment of Cash Collateral
Other Investment (continued)	Shares		Value ($)	for Securities Loaned—.1%	Shares	Value ($)

Registered Investment				Registered Investment Company;
Company (continued):				Dreyfus Institutional Cash
Dreyfus U.S. Equity Fund, Cl. I	1,006,696	[i]	16,550,082	Advantage Fund
Dreyfus/Newton International				(cost $522,500)	522,500 [j]	522,500
Equity Fund, Cl. I	254,922	[i]	4,680,365
				Total Investments
Global Stock Fund, Cl. I	1,004,432	[i]	16,161,309	(cost $365,841,119)	100.8%	414,691,322
TCW Emerging Markets
Income Fund, Cl. I	879,758		8,181,746	Liabilities, Less Cash
				and Receivables	(.8%)	(3,371,422)
Total Other Investment
(cost $239,656,432)			268,162,532	Net Assets	100.0%	411,319,900

ADR—American Depository Receipts
GO—General Obligation

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, these securities were valued at $1,788,751 or .4% of net assets.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was $15,395,444 and the value of the collateral held by the fund was
$15,735,166, consisting of cash collateral of $522,500 and U.S. Government & Agency securities valued at $15,212,666.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Purchased on a forward commitment basis.
e Variable rate security—interest rate subject to periodic change.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Non-income producing security.
h Investment in real estate investment trust.
i Investment in affiliated mutual fund.
j Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	38.8	Municipal Bonds	1.1
Mutual Funds: Foreign	24.6	Asset-Backed	.3
Common Stocks	18.0	Commercial Mortgage-Backed	.3
U.S. Government Agencies/Mortgage-Backed	9.3	Exchange-Traded Funds	.2
Corporate Bonds	5.4	Foreign/Governmental	.2
Short-Term/Money Market Investments	2.6		100.8

† Based on net assets.
See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Multi-Strategy Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(c):
Unaffiliated issuers	773,683,681	150,029,089	515,231,846	656,560,476	1,361,969,873
Affiliated issuers	18,907,080	31,753,425	82,612,170	96,980,707	75,892,754
Cash	—	381,974	91,078	—	1,862,799
Receivable for
investment securities sold	19,765,456	2,138,217	16,568,148	—	7,794,400
Dividends and securities
lending income receivable	1,818,589	—	—	2,764,396	1,581,642
Receivable for shares of
Beneficial Interest subscribed	251,000	361,104	87,853	1,164,777	1,287,781
Dividends receivable	—	257,576	1,055,410	—	—
Prepaid expenses and other assets	17,251	11,358	13,853	16,589	63,618
	814,443,057	184,932,743	615,660,358	757,486,945	1,450,452,867
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	431,042	96,971	301,353	354,912	849,964
Due to Administrator—Note 4(a)	74,112	14,420	49,315	62,987	129,772
Cash overdraft due to Custodian	302,063	—	—	369,606	—
Payable for investment
securities purchased	21,709,002	2,165,459	16,692,655	3,315,339	9,533,068
Liability for securities on loan—Note 2(c)	16,742,745	—	—	74,139,234	59,109,391
Payable for shares of
Beneficial Interest redeemed	602,298	30,000	14,174	202,936	208,381
Interest payable—Note 3	1,698	—	—	—	—
Accrued expenses	53,855	35,083	94,371	58,112	68,664
	39,916,815	2,341,933	17,151,868	78,503,126	69,899,240
Net Assets ($)	774,526,242	182,590,810	598,508,490	678,983,819	1,380,553,627

The Funds 95

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Multi-Strategy Fund
Composition of Net Assets ($):
Paid-in capital	516,862,284	160,624,856	575,326,037	587,688,860	1,191,520,099
Accumulated undistributed
investment income—net	130,885	115,021	720,311	267,481	3,472,763
Accumulated net realized
gain (loss) on investments	68,718,343	(2,159,083)	(3,706,649)	(2,577,439)	7,447,680
Accumulated net unrealized appreciation
(depreciation) on investments	188,814,730	24,010,016	26,168,791	93,604,917	178,113,085
Net Assets ($)	774,526,242	182,590,810	598,508,490	678,983,819	1,380,553,627
Net Asset Value Per Share
Class M Shares
Net Assets ($)	762,210,072	182,560,841	598,494,987	677,425,265	1,355,582,014
Shares Outstanding	81,592,828	14,056,847	44,981,326	88,050,955	111,923,981
Net Asset Value Per Share ($)	9.34	12.99	13.31	7.69	12.11
Investor Shares
Net Assets ($)	12,316,170	29,969	13,503	1,558,554	24,971,613
Shares Outstanding	1,317,446	2,292	1,000	201,099	2,083,947
Net Asset Value Per Share ($)	9.35	13.08	13.50	7.75	11.98
† Investments at cost ($):
Unaffiliated issuers	584,868,951	128,813,674	490,791,154	562,955,559	1,183,856,788
Affiliated issuers	18,907,080	28,958,824	80,884,071	96,980,707	75,892,754
††Value of securities on loan ($)	20,782,782	—	—	75,615,197	73,194,974

See notes to financial statements.

	BNY Mellon	BNY Mellon		BNY Mellon
	Small Cap	U.S. Core Equity		Focused Equity	BNY Mellon
	Multi-Strategy Fund	130/30	Fund	Opportunities Fund	Small/Mid Cap Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(c):
Unaffiliated issuers	261,174,654	257,058,579		436,540,355	467,198,559
Affiliated issuers	28,749,711	1,556,897		6,736,721	45,263,839
Cash	96,753	119,256		1,975,256	135,000
Receivable for investment securities sold	4,745,298	6,466,265		12,220,153	508,488
Dividends and securities lending income receivable	133,311	—		792,286	470,269
Receivable for shares of
Beneficial Interest subscribed	45,211	30,265		596,265	78,000
Receivable from brokers for
proceeds on securities sold short	—	1,357,436		—	—
Dividends receivable	—	553,738		—	—
Prepaid expenses	15,667	11,436		15,905	16,430
	294,960,605	267,153,872		458,876,941	513,670,585
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	204,874	148,813		256,403	301,362
Due to Administrator—Note 4(a)	25,121	19,530		41,725	45,329
Liability for securities on loan—Note 2(c)	25,229,484	—		—	42,478,408
Payable for investment securities purchased	3,857,437	7,970,977		12,686,649	—
Payable for shares of
Beneficial Interest redeemed	134,683	21,746		165,524	498,781
Securities sold short, at value
(proceeds $53,419,980)—See Statement
of Securities Sold Short	—	54,841,393		—	—
Dividends payable on securities sold short	—	57,673		—	—
Due to Broker	—	40,109		—	—
Interest payable—Note 3	—	471		—	171
Accrued expenses	38,541	31,529		46,803	65,439
	29,490,140	63,132,241		13,197,104	43,389,490
Net Assets ($)	265,470,465	204,021,631		445,679,837	470,281,095

The Funds 97

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon		BNY Mellon
	Small Cap	U.S. Core Equity		Focused Equity	BNY Mellon
	Multi-Strategy Fund	130/30	Fund	Opportunities Fund	Small/Mid Cap Fund
Composition of Net Assets ($):
Paid-in capital	299,055,949	204,052,751		361,046,771	431,878,155
Accumulated undistributed (distributions
in excess of) investment income—net	(39,919)	(141,327)		1,316,286	(325,276)
Accumulated net realized gain (loss) on investments	(58,374,656)	(40,244,999)		6,447,316	(609,721)
Accumulated net unrealized appreciation
(depreciation) on investments	24,829,091	—		76,869,464	39,337,937
Accumulated net unrealized appreciation
(depreciation) on investments
and securities sold short	—	40,355,206		—	—
Net Assets ($)	265,470,465	204,021,631		445,679,837	470,281,095
Net Asset Value Per Share
Class M Shares
Net Assets ($)	258,777,653	203,781,375		445,407,308	469,619,695
Shares Outstanding	20,092,372	15,973,341		32,197,467	33,744,942
Net Asset Value Per Share ($)	12.88	12.76		13.83	13.92
Investor Shares
Net Assets ($)	6,692,812	240,256		272,529	661,400
Shares Outstanding	534,042	18,891		19,743	47,664
Net Asset Value Per Share ($)	12.53	12.72		13.80	13.88
† Investments at cost ($):
Unaffiliated issuers	236,345,563	215,281,960		359,670,891	427,860,622
Affiliated issuers	28,749,711	1,556,897		6,736,721	45,263,839
††Value of securities on loan ($)	25,125,322	—		—	43,367,093

See notes to financial statements.

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 2(c):
Unaffiliated issuers	517,420,775	2,199,673,478	108,352,837	130,817,271	162,684,933
Affiliated issuers	3,880,246	30,034,767	891,833	2,365,562	252,006,389
Cash	199,130	2,111,437	—	513,482	47,550
Cash denominated in foreign currencies†††	474,386	16,100,832	—	821,565	—
Receivable for investment securities sold	5,498,334	25,242,189	—	633,439	1,861,846
Dividends receivable	2,028,084	5,899,711	333,668	643,888	—
Receivable for shares of
Beneficial Interest subscribed	138,140	1,564,305	15,000	181,632	27,925
Unrealized appreciation on forward foreign
currency exchange contracts—Note 5	9,490	1,014	—	—	—
Dividends, interest and securities
lending income receivable	—	—	—	—	748,624
Prepaid expenses and other assets	1,946,037	28,541	334,209	16,545	15,379
	531,594,622	2,280,656,274	109,927,547	135,993,384	417,392,646
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	515,294	2,814,660	54,861	117,441	62,139
Due to Administrator—Note 4(a)	50,602	214,976	10,505	12,388	13,447
Payable for investment securities purchased	2,999,206	21,065,799	—	740,985	4,985,251
Payable for shares of
Beneficial Interest redeemed	260,397	1,296,306	21,000	70,000	442,199
Unrealized depreciation on forward foreign
currency exchange contracts—Note 5	455	37,811	—	3,801	—
Liability for securities on loan—Note 2(c)	—	—	—	—	522,500
Payable for futures variation margin—Note 5	—	—	1,761	—	—
Accrued expenses	39,756	68,859	74,628	35,225	47,210
	3,865,710	25,498,411	162,755	979,840	6,072,746
Net Assets ($)	527,728,912	2,255,157,863	109,764,792	135,013,544	411,319,900

The Funds 99

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	International	Emerging	International	International	Asset Allocation
	Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Composition of Net Assets ($):
Paid-in capital	1,209,124,946	2,303,787,437	181,356,637	127,089,036	359,119,976
Accumulated undistributed (distributions
in excess of) investment income—net	1,537,915	462,851	(51,370)	309,816	(795,597)
Accumulated net realized
gain (loss) on investments	(654,969,342)	(208,021,317)	(42,999,012)	(4,933,529)	4,145,318
Accumulated net unrealized appreciation
(depreciation) on investments and
foreign currency transactions	(27,964,607)	158,928,892	—	12,548,221	—
Accumulated net unrealized appreciation
(depreciation) on investments [including
($8,443) net unrealized (depreciation)
on financial futures for BNY Mellon
International Appreciation Fund]	—	—	(28,541,463)	—	48,850,203
Net Assets ($)	527,728,912	2,255,157,863	109,764,792	135,013,544	411,319,900
Net Asset Value Per Share
Class M Shares
Net Assets ($)	523,780,016	2,239,819,430	105,359,937	134,985,885	406,163,808
Shares Outstanding	50,456,571	218,542,609	8,863,812	9,527,665	35,398,570
Net Asset Value Per Share ($)	10.38	10.25	11.89	14.17	11.47
Investor Shares
Net Assets ($)	3,948,896	15,338,433	4,404,855	27,659	5,156,092
Shares Outstanding	357,861	1,458,819	374,326	1,943	447,195
Net Asset Value Per Share ($)	11.03	10.51	11.77	14.24	11.53
† Investments at cost ($):
Unaffiliated issuers	545,317,292	2,040,553,989	136,885,857	118,248,625	141,364,725
Affiliated issuers	3,880,246	30,034,767	891,833	2,365,562	224,476,394
†† Value of securities on loan ($)	—	—	—	—	15,395,444
††† Cash denominated in foreign
currencies (cost) ($)	479,505	16,219,074	—	835,477	—

See notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2013 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income	Mid Cap
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund	Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends (net of $180,455, $7,974,
$13,984, $168,196 and $67,808 foreign taxes
withheld at source for BNY Mellon Large Cap
Stock Fund, BNY Mellon Large Cap Market
Opportunities Fund, BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund, BNY Mellon
Income Stock Fund and BNY Mellon Mid Cap
Multi-Strategy Fund, respectively):
Unaffiliated issuers	9,910,316	1,303,791	2,136,475	14,013,143	11,138,769
Affiliated issuers	476	78,560	70,641	3,663	28,012
Income from securities lending—Note 2(c)	59,971	—	—	218,111	147,945
Total Income	9,970,763	1,382,351	2,207,116	14,234,917	11,314,726
Expenses:
Investment advisory fees—Note 4(a)	3,031,692	491,424	677,395	1,908,953	4,701,701
Administration fees—Note 4(a)	576,411	83,337	116,085	362,835	774,558
Custodian fees—Note 4(b)	39,452	10,260	10,200	25,772	70,344
Trustees’ fees and expenses—Note 4(c)	33,779	3,791	4,538	17,249	38,886
Professional fees	27,485	23,744	24,053	32,847	156,571
Shareholder servicing costs—Note 4(b)	15,336	44	331	2,129	31,274
Registration fees	15,062	17,554	78,121	25,847	17,196
Prospectus and shareholders’ reports	6,166	2,555	2,706	3,280	43,608
Loan commitment fees—Note 3	5,385	852	684	4,363	5,722
Interest expense—Note 3	4,796	—	2,275	135	—
Miscellaneous	16,821	11,607	11,604	16,659	18,021
Total Expenses	3,772,385	645,168	927,992	2,400,069	5,857,881
Less—reduction in expenses
due to undertaking—Note 4(a)	—	—	(77)	—	—
Less—reduction in fees due to
earnings credits—Note 4(b)	(5)	—	—	(2)	(108)
Net Expenses	3,772,380	645,168	927,915	2,400,067	5,857,773
Investment Income—Net	6,198,383	737,183	1,279,201	11,834,850	5,456,953
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	73,809,530	1,720,786	(593,085)	1,156,023	68,799,904
Affiliated issuers	—	—	23,312	—	—
Net realized gain (loss) on financial futures	1,141,265	—	—	—	13,155,107
Net realized gain (loss) on options transactions	—	—	—	186,943	—
Net Realized Gain (Loss)	74,950,795	1,720,786	(569,773)	1,342,966	81,955,011
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	(12,804,303)	8,126,551	10,691,495	56,372,962	70,950,802
Affiliated issuers	—	1,263,747	564,352	—	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	—	—	167,924
Net Unrealized Appreciation (Depreciation)	(12,804,303)	9,390,298	11,255,847	56,372,962	71,118,726
Net Realized and Unrealized
Gain (Loss) on Investments	62,146,492	11,111,084	10,686,074	57,715,928	153,073,737
Net Increase in Net Assets
Resulting from Operations	68,344,875	11,848,267	11,965,275	69,550,778	158,530,690

See notes to financial statements.

The Funds 101

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon	BNY Mellon		BNY Mellon
	Small Cap	U.S. Core Equity		Focused Equity	BNY Mellon
	Multi-Strategy Fund	130/30	Fund	Opportunities Fund	Small/Mid Cap Fund
Investment Income ($):
Income:
Cash dividends (net of $42,619 and $55,200
foreign taxes withheld at source for BNY Mellon
U.S. Core Equity 130/30 Fund and BNY Mellon
Focused Equity Opportunities Fund, respectively):
Unaffiliated issuers	1,599,613	3,237,999		5,099,235	4,713,797
Affiliated issuers	1,929	636		1,864	1,440
Income from securities lending—Note 2(c)	109,549	—		4,628	302,692
Total Income	1,711,091	3,238,635		5,105,727	5,017,929
Expenses:
Investment advisory fees—Note 4(a)	1,037,107	1,037,264		1,645,028	1,805,394
Administration fees—Note 4(a)	150,751	160,242		290,384	297,474
Custodian fees—Note 4(b)	32,234	19,786		16,622	27,011
Professional fees	24,845	21,451		23,804	47,862
Registration fees	16,176	14,735		14,911	14,846
Shareholder servicing costs—Note 4(b)	8,641	362		349	1,085
Prospectus and shareholders’ reports	5,057	3,525		4,258	4,070
Trustees’ fees and expenses—Note 4(c)	4,572	8,001		18,403	15,240
Loan commitment fees—Note 3	868	1,399		2,671	2,307
Dividends on securities sold short	—	1,056,288		—	—
Interest on securities sold short	—	307,950		—	—
Interest expense—Note 3	—	3,757		82	5,858
Miscellaneous	15,210	12,256		13,678	14,053
Total Expenses	1,295,461	2,647,016		2,030,190	2,235,200
Less—reduction in fees due to
earnings credits—Note 4(b)	(29)	(1)		(1)	(2)
Net Expenses	1,295,432	2,647,015		2,030,189	2,235,198
Investment Income—Net	415,659	591,620		3,075,538	2,782,731
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	20,963,062	31,576,141		23,288,220	40,017,006
Net realized gain (loss) on financial futures	170,463	404,341		765,209	—
Net realized gain (loss) on short sale transactions	—	(4,946,630)		—	—
Net Realized Gain (Loss)	21,133,525	27,033,852		24,053,429	40,017,006
Net unrealized appreciation
(depreciation) on investments	6,611,956	(9,930,417)		4,620,615	(3,762,008)
Net unrealized appreciation
(depreciation) on financial futures	11,374	—		—	—
Net unrealized appreciation
(depreciation) on securities sold short	—	(5,170,702)		—	—
Net Unrealized Appreciation (Depreciation)	6,623,330	(15,101,119)		4,620,615	(3,762,008)
Net Realized and Unrealized
Gain (Loss) on Investments	27,756,855	11,932,733		28,674,044	36,254,998
Net Increase in Net Assets
Resulting from Operations	28,172,514	12,524,353		31,749,582	39,037,729

See notes to financial statements.

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Investment Income ($):
Income:
Cash dividends (net of $472,850, $2,473,873,
$89,020, $126,955 and $13,275 foreign taxes
withheld at source for BNY Mellon International
Fund, BNY Mellon Emerging Markets Fund,
BNY Mellon International Appreciation Fund,
BNY Mellon International Equity Income
Fund and BNY Mellon Asset Allocation
Fund, respectively):
Unaffiliated issuers	5,245,353	19,218,274	1,213,684	1,961,254	1,192,883
Affiliated issuers	1,562	11,587	452	966	2,714,390
Interest	8,751	780	44	157	969,333
Income from securities lending—Note 2(c)	—	—	—	—	4,585
Total Income	5,255,666	19,230,641	1,214,180	1,962,377	4,881,191
Expenses:
Investment advisory fees—Note 4(a)	2,292,824	12,777,575	293,685	444,762	561,465
Administration fees—Note 4(a)	333,325	1,372,874	72,586	64,632	85,508
Custodian fees—Note 4(b)	164,214	973,142	5,220	19,993	6,784
Professional fees	23,746	72,006	19,433	36,786	32,040
Trustees’ fees and expenses—Note 4(c)	17,646	73,484	3,927	3,161	13,750
Registration fees	15,466	12,166	14,148	29,691	15,075
Shareholder servicing costs—Note 4(b)	5,181	21,449	5,322	74	6,442
Prospectus and shareholders’ reports	5,045	3,561	12,153	5,578	7,478
Interest expense—Note 3	3,570	3,858	88	—	—
Loan commitment fees—Note 3	2,977	12,214	224	217	1,900
Miscellaneous	29,069	346,362	59,803	14,831	18,060
Total Expenses	2,893,063	15,668,691	486,589	619,725	748,502
Less—reduction in expenses
due to undertaking—Note 4(a)	—	—	—	(9)	(253,843)
Less—reduction in fees due to
earnings credits—Note 4(b)	(6)	(17)	(12)	(1)	(1)
Net Expenses	2,893,057	15,668,674	486,577	619,715	494,658
Investment Income—Net	2,362,609	3,561,967	727,603	1,342,662	4,386,533

The Funds 103

STATEMENTS OF OPERATIONS (Unaudited) (continued)

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments
and foreign currency transactions	11,552,479	9,413,124	(4,012,269)	(3,319,914)	—
Net realized gain (loss) on forward
foreign currency exchange contracts	80,005	(279,744)	32,962	(28,304)	—
Net realized gain (loss) on financial futures	—	—	272,942	—	—
Net realized gain (loss) on investments:
Unaffiliated issuers	—	—	—	—	1,098,611
Affiliated issuers	—	—	—	—	1,135,767
Capital gain distributions from affiliated issuers	—	—	—	—	2,654,404
Net Realized Gain (Loss)	11,632,484	9,133,380	(3,706,365)	(3,348,218)	4,888,782
Net unrealized appreciation (depreciation)
on investments and foreign
currency transactions	63,779,946	250,169,832	18,238,697	14,000,842	—
Net unrealized appreciation (depreciation)
on forward foreign currency
exchange contracts	25,776	8,077	(18,881)	(3,801)	—
Net unrealized appreciation
(depreciation) on financial futures	—	—	18,121	—	—
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	—	—	—	—	3,675,282
Affiliated issuers	—	—	—	—	13,166,207
Net Unrealized Appreciation (Depreciation)	63,805,722	250,177,909	18,237,937	13,997,041	16,841,489
Net Realized and Unrealized
Gain (Loss) on Investments	75,438,206	259,311,289	14,531,572	10,648,823	21,730,271
Net Increase in Net Assets
Resulting from Operations	77,800,815	262,873,256	15,259,175	11,991,485	26,116,804

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended February 28, 2013 (Unaudited)

BNY Mellon U.S. Core Equity 130/30 Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(153,337,856)
Proceeds from sales of portfolio securities	272,299,821
Purchases from securities sold short	(34,939,993)
Net sale of short—term portfolio securities	577,281
Dividends received	3,333,702
Interest and dividends paid on securities sold short	(1,412,709)
Operating expenses paid	(258,919)
Paid to The Dreyfus Corporation	(1,096,148)	85,165,179
Cash Flows from Financing Activites ($):
Net Beneficial Interest transactions		(84,210,816)
Dividends paid		(1,305,690)
Futures variation margin received		404,341
Cash at beginning of period		66,242
Cash at end of period		119,256
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		12,524,353
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(153,337,856)
Proceeds from sales of portfolio securities		272,299,821
Purchases from securities sold short		(34,939,993)
Net sale of short—term portfolio securities		577,281
Decrease in dividends payable on securities sold short		(43,728)
Increase in interest payable		413
Decrease in accrued expenses		(13,578)
Increase in prepaid expenses		4,744
Decrease in Due from The Dreyfus Corporation		(58,885)
Decrease in Due to Administrator		(9,727)
Net realized gain on investments, financial futures and short sale transactions		(27,033,852)
Net unrealized depreciation on investments and securities sold short		15,101,119
Increase in dividends receivable		95,067
Net Cash Provided by Operating Activities		85,165,179
Supplemental non-cash financing disclosure:
Reinvestment of dividends		333,069

See notes to financial statements.

The Funds 105

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap
	BNY Mellon Large Cap Stock Fund		Market Opportunities Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	6,198,383	9,616,967	737,183	736,707
Net realized gain (loss) on investments	74,950,795	64,410,207	1,720,786	(3,284,871)
Net unrealized appreciation (depreciation) on investments	(12,804,303)	54,209,338	9,390,298	17,095,144
Net Increase (Decrease) in Net Assets
Resulting from Operations	68,344,875	128,236,512	11,848,267	14,546,980
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,187,480)	(9,461,194)	(1,053,761)	(385,167)
Investor Shares	(68,541)	(90,719)	(178)	—
Net realized gain on investments:
Class M Shares	(41,986,273)	—	—	—
Investor Shares	(546,696)	—	—	—
Total Dividends	(48,788,990)	(9,551,913)	(1,053,939)	(385,167)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	48,467,311	58,258,330	34,662,963	66,139,968
Investor Shares	2,889,662	8,552,499	—	308,238
Dividends reinvested:
Class M Shares	29,554,586	1,226,758	133,185	50,769
Investor Shares	502,927	74,959	100	—
Cost of shares redeemed:
Class M Shares	(306,988,141)	(297,872,740)	(15,485,300)	(45,901,357)
Investor Shares	(3,648,044)	(10,755,874)	—	(279,204)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(229,221,699)	(240,516,068)	19,310,948	20,318,414
Total Increase (Decrease) in Net Assets	(209,665,814)	(121,831,469)	30,105,276	34,480,227
Net Assets ($):
Beginning of Period	984,192,056	1,106,023,525	152,485,534	118,005,307
End of Period	774,526,242	984,192,056	182,590,810	152,485,534
Undistributed investment income—net	130,885	188,523	115,021	431,777
Capital Share Transactions (Shares):
Class M Shares
Shares sold	5,245,625	6,758,013	2,754,954	5,853,905
Shares issued for dividends reinvested	3,328,598	144,190	10,655	4,701
Shares redeemed	(33,011,566)	(35,109,525)	(1,247,286)	(4,049,515)
Net Increase (Decrease) in Shares Outstanding	(24,437,343)	(28,207,322)	1,518,323	1,809,091
Investor Shares
Shares sold	309,796	1,002,451	—	27,572
Shares issued for dividends reinvested	56,405	8,769	8	—
Shares redeemed	(394,746)	(1,259,168)	—	(26,288)
Net Increase (Decrease) in Shares Outstanding	(28,545)	(247,948)	8	1,284

See notes to financial statements.

	BNY Mellon Tax- Sensitive
	Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	1,279,201	781,061	11,834,850	12,540,050
Net realized gain (loss) on investments	(569,773)	(2,567,846)	1,342,966	10,895,373
Net unrealized appreciation (depreciation) on investments	11,255,847	13,822,380	56,372,962	31,353,852
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,965,275	12,035,595	69,550,778	54,789,275
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,087,759)	(415,070)	(11,678,725)	(12,444,436)
Investor Shares	—	—	(30,175)	(39,030)
Net realized gain on investments:
Class M Shares	—	—	(473,022)	—
Investor Shares	—	—	(1,451)	—
Total Dividends	(1,087,759)	(415,070)	(12,183,373)	(12,483,466)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	479,376,492	57,619,035	128,718,575	371,580,235
Investor Shares	1,235,409	104,518	1,863,526	1,672,126
Dividends reinvested:
Class M Shares	83,183	36,517	2,057,490	2,028,416
Investor Shares	—	—	24,007	36,246
Cost of shares redeemed:
Class M Shares	(15,079,340)	(21,350,864)	(52,163,782)	(78,969,231)
Investor Shares	(1,246,928)	(105,044)	(1,722,184)	(1,656,281)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	464,368,816	36,304,162	78,777,632	294,691,511
Total Increase (Decrease) in Net Assets	475,246,332	47,924,687	136,145,037	336,997,320
Net Assets ($):
Beginning of Period	123,262,158	75,337,471	542,838,782	205,841,462
End of Period	598,508,490	123,262,158	678,983,819	542,838,782
Undistributed investment income—net	720,311	528,869	267,481	141,531
Capital Share Transactions (Shares):
Class M Shares
Shares sold	36,288,639	4,930,627	17,388,303	56,409,960
Shares issued for dividends reinvested	6,503	3,314	281,990	303,189
Shares redeemed	(1,171,660)	(1,837,974)	(7,147,583)	(11,796,291)
Net Increase (Decrease) in Shares Outstanding	35,123,482	3,095,967	10,522,710	44,916,858
Investor Shares
Shares sold	99,656	8,893	250,061	245,187
Shares issued for dividends reinvested	—	—	3,278	5,440
Shares redeemed	(99,656)	(8,893)	(227,714)	(241,961)
Net Increase (Decrease) in Shares Outstanding	—	—	25,625	8,666

See notes to financial statements.

The Funds 107

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]	(Unaudited)	August 31, 2012
Operations ($):
Investment income (loss)—net	5,456,953	1,092,299	415,659	(39,965)
Net realized gain (loss) on investments	81,955,011	24,838,862	21,133,525	(3,176,973)
Net unrealized appreciation (depreciation) on investments	71,118,726	39,555,770	6,623,330	31,452,582
Net Increase (Decrease) in Net Assets
Resulting from Operations	158,530,690	65,486,931	28,172,514	28,235,644
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,758,781)	(4,780,233)	(580,713)	(8,801,501)
Investor Shares	—	(42,885)	—	(192,431)
Net realized gain on investments:
Class M Shares	(97,703,444)	(35,311,699)	—	—
Investor Shares	(2,035,528)	(818,540)	—	—
Dreyfus Premier Shares	—	(12,100)	—	—
Total Dividends	(102,497,753)	(40,965,457)	(580,713)	(8,993,932)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	179,512,883	153,113,475	23,645,944	13,590,917
Investor Shares	4,445,901	12,230,890	965,350	2,583,340
Dreyfus Premier Shares	—	99	—	—
Dividends reinvested:
Class M Shares	57,479,998	22,249,585	129,938	1,724,380
Investor Shares	1,690,809	724,845	—	174,027
Dreyfus Premier Shares	—	5,005	—	—
Cost of shares redeemed:
Class M Shares	(124,765,417)	(291,866,833)	(24,816,045)	(152,356,466)
Investor Shares	(7,451,069)	(16,185,413)	(1,395,493)	(4,545,765)
Dreyfus Premier Shares	—	(461,467)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	110,913,105	(120,189,814)	(1,470,306)	(138,829,567)
Total Increase (Decrease) in Net Assets	166,946,042	(95,668,340)	26,121,495	(119,587,855)
Net Assets ($):
Beginning of Period	1,213,607,585	1,309,275,925	239,348,970	358,936,825
End of Period	1,380,553,627	1,213,607,585	265,470,465	239,348,970
Undistributed (distributions in excess of)
investment income—net	3,472,763	774,591	(39,919)	125,135

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]	(Unaudited)	August 31, 2012
Capital Share Transactions:
Class M Shares
Shares sold	15,368,852	13,367,721	1,950,241	1,249,465
Shares issued for dividends reinvested	5,234,972	2,065,885	11,192	163,673
Shares redeemed	(10,676,783)	(25,688,434)	(2,075,505)	(13,781,151)
Net Increase (Decrease) in Shares Outstanding	9,927,041	(10,254,828)	(114,072)	(12,368,013)
Investor Shares[b]
Shares sold	379,801	1,084,492	83,503	242,974
Shares issued for dividends reinvested	155,548	67,933	—	16,964
Shares redeemed	(645,650)	(1,447,462)	(120,304)	(434,403)
Net Increase (Decrease) in Shares Outstanding	(110,301)	(295,037)	(36,801)	(174,465)
Dreyfus Premier Shares[b]
Shares sold	—	10	—	—
Shares issued for dividends reinvested	—	504	—	—
Shares redeemed	—	(41,920)	—	—
Net Increase (Decrease) in Shares Outstanding	—	(41,406)	—	—

a Effective March 13, 2012, BNY Mellon Mid Cap Multi-Strategy Fund no longer offers Premier shares.
b During the period ended August 31, 2012, 32,858 Dreyfus Premier shares of BNY Mellon Mid Cap Multi-Strategy Fund representing $366,736 were automatically converted to 30,526 Investor shares.

See notes to financial statements.

The Funds 109

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon Focused
	BNY Mellon U.S. Core Equity 130/30 Fund		Equity Opportunities Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	591,620	1,241,825	3,075,538	2,679,907
Net realized gain (loss) on investments	27,033,852	(6,944,974)	24,053,429	(16,790,167)
Net unrealized appreciation (depreciation) on investments	(15,101,119)	43,522,220	4,620,615	48,921,471
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,524,353	37,819,071	31,749,582	34,811,211
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(1,304,992)	(1,698,931)	(4,210,323)	(648,379)
Investor Shares	(698)	(88)	(1,896)	(353)
Net realized gain on investments:
Class M Shares	—	—	—	(904,880)
Investor Shares	—	—	—	(934)
Total Dividends	(1,305,690)	(1,699,019)	(4,212,219)	(1,554,546)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	51,332,146	60,749,125	90,702,132	124,858,793
Investor Shares	788,145	3,312,383	400,129	1,463,419
Dividends reinvested:
Class M Shares	332,415	516,211	769,049	762,262
Investor Shares	654	55	1,861	948
Cost of shares redeemed:
Class M Shares	(135,728,502)	(148,382,844)	(141,488,318)	(115,962,387)
Investor Shares	(678,838)	(3,525,730)	(348,133)	(1,315,616)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(83,953,980)	(87,330,800)	(49,963,280)	9,807,419
Total Increase (Decrease) in Net Assets	(72,735,317)	(51,210,748)	(22,425,917)	43,064,084
Net Assets ($):
Beginning of Period	276,756,948	327,967,696	468,105,754	425,041,670
End of Period	204,021,631	276,756,948	445,679,837	468,105,754
Undistributed (distributions in excess of)
investment income—net	(141,327)	572,743	1,316,286	2,452,967
Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,045,038	5,449,336	6,759,613	10,196,685
Shares issued for dividends reinvested	27,225	50,166	58,483	69,296
Shares redeemed	(10,670,238)	(13,206,023)	(10,383,184)	(9,790,498)
Net Increase (Decrease) in Shares Outstanding	(6,597,975)	(7,706,521)	(3,565,088)	475,483
Investor Shares
Shares sold	63,957	311,523	30,254	121,170
Shares issued for dividends reinvested	54	6	142	86
Shares redeemed	(54,662)	(319,681)	(26,203)	(107,834)
Net Increase (Decrease) in Shares Outstanding	9,349	(8,152)	4,193	13,422

See notes to financial statements.

	BNY Mellon Small/Mid Cap Fund		BNY Mellon International Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	2,782,731	1,977,680	2,362,609	16,504,119
Net realized gain (loss) on investments	40,017,006	(23,204,523)	11,632,484	(59,810,635)
Net unrealized appreciation (depreciation) on investments	(3,762,008)	17,072,191	63,805,722	6,905,880
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,037,729	(4,154,652)	77,800,815	(36,400,636)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,566,379)	(6,813,784)	(16,766,463)	(26,606,906)
Investor Shares	(10,362)	(5,491)	(109,039)	(220,200)
Net realized gain on investments:
Class M Shares	—	—	—	—
Investor Shares	—	—	—	—
Total Dividends	(7,576,741)	(6,819,275)	(16,875,502)	(26,827,106)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	41,056,868	184,345,178	19,630,611	112,895,726
Investor Shares	785,154	2,054,420	1,182,043	6,282,213
Dividends reinvested:
Class M Shares	1,058,235	1,101,837	3,256,938	5,380,959
Investor Shares	10,104	4,161	93,855	187,542
Cost of shares redeemed:
Class M Shares	(130,377,857)	(158,527,610)	(109,156,569)	(385,294,395)
Investor Shares	(1,152,980)	(1,582,412)	(1,920,640)	(8,113,921)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(88,620,476)	27,395,574	(86,913,762)	(268,661,876)
Total Increase (Decrease) in Net Assets	(57,159,488)	16,421,647	(25,988,449)	(331,889,618)
Net Assets ($):
Beginning of Period	527,440,583	511,018,936	553,717,361	885,606,979
End of Period	470,281,095	527,440,583	527,728,912	553,717,361
Undistributed (distributions in excess of)
investment income—net	(325,276)	4,468,734	1,537,915	16,050,808
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,050,336	14,058,726	1,948,035	12,130,857
Shares issued for dividends reinvested	81,906	93,773	326,020	626,421
Shares redeemed	(9,917,366)	(12,466,688)	(10,981,839)	(42,094,378)
Net Increase (Decrease) in Shares Outstanding	(6,785,124)	1,685,811	(8,707,784)	(29,337,100)
Investor Shares
Shares sold	59,881	158,468	113,134	640,603
Shares issued for dividends reinvested	784	355	8,829	20,590
Shares redeemed	(86,941)	(123,527)	(182,484)	(828,547)
Net Increase (Decrease) in Shares Outstanding	(26,276)	35,296	(60,521)	(167,354)

See notes to financial statements.

The Funds 111

STATEMENTS OF CHANGES IN NET ASSETS (continued)

			BNY Mellon
	BNY Mellon Emerging Markets Fund		International Appreciation Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	3,561,967	26,139,973	727,603	4,108,206
Net realized gain (loss) on investments	9,133,380	(186,152,134)	(3,706,365)	(22,862,234)
Net unrealized appreciation (depreciation) on investments	250,177,909	(94,824,770)	18,237,937	14,620,021
Net Increase (Decrease) in Net Assets
Resulting from Operations	262,873,256	(254,836,931)	15,259,175	(4,134,007)
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(21,707,909)	(23,405,669)	(3,637,873)	(6,416,671)
Investor Shares	(115,068)	(211,928)	(133,114)	(134,033)
Net realized gain on investments:
Class M Shares	—	(65,641,307)	—	—
Investor Shares	—	(697,390)	—	—
Total Dividends	(21,822,977)	(89,956,294)	(3,770,987)	(6,550,704)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	231,903,927	664,128,793	866,017	7,950,174
Investor Shares	5,468,553	21,398,624	565,364	1,043,469
Dividends reinvested:
Class M Shares	4,437,020	46,472,969	169,947	283,334
Investor Shares	86,532	601,542	131,579	115,340
Cost of shares redeemed:
Class M Shares	(374,015,717)	(582,928,145)	(26,485,053)	(76,113,808)
Investor Shares	(8,409,768)	(24,504,155)	(732,891)	(973,159)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(140,529,453)	125,169,628	(25,485,037)	(67,694,650)
Total Increase (Decrease) in Net Assets	100,520,826	(219,623,597)	(13,996,849)	(78,379,361)
Net Assets ($):
Beginning of Period	2,154,637,037	2,374,260,634	123,761,641	202,141,002
End of Period	2,255,157,863	2,154,637,037	109,764,792	123,761,641
Undistributed (distributions in excess of)
investment income—net	462,851	18,723,861	(51,370)	2,992,014
Capital Share Transactions (Shares):
Class M Shares
Shares sold	23,016,043	69,114,145	75,928	754,028
Shares issued for dividends reinvested	438,441	5,299,084	14,727	29,331
Shares redeemed	(37,522,667)	(62,578,705)	(2,313,601)	(7,218,048)
Net Increase (Decrease) in Shares Outstanding	(14,068,183)	11,834,524	(2,222,946)	(6,434,689)
Investor Shares
Shares sold	537,812	2,148,836	50,011	101,517
Shares issued for dividends reinvested	8,328	66,838	11,512	12,052
Shares redeemed	(821,639)	(2,499,990)	(64,608)	(95,438)
Net Increase (Decrease) in Shares Outstanding	(275,499)	(284,316)	(3,085)	18,131

See notes to financial statements.

	BNY Mellon		BNY Mellon
	International Equity Income Fund		Asset Allocation Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	1,342,662	3,015,416	4,386,533	6,046,631
Net realized gain (loss) on investments	(3,348,218)	(1,753,710)	4,888,782	1,837,150
Net unrealized appreciation (depreciation) on investments	13,997,041	(1,448,820)	16,841,489	13,518,865
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,991,485	(187,114)	26,116,804	21,402,646
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,352,680)	(1,534,538)	(6,727,858)	(7,223,957)
Investor Shares	(303)	(183)	(83,473)	(77,321)
Net realized gain on investments:
Class M Shares	—	—	(939,855)	(1,683,683)
Investor Shares	—	—	(11,962)	(19,091)
Total Dividends	(2,352,983)	(1,534,721)	(7,763,148)	(9,004,052)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	57,090,245	94,866,096	17,755,342	59,173,349
Investor Shares	211,560	26,541	743,299	1,700,033
Dividends reinvested:
Class M Shares	601,672	319,558	1,214,670	1,782,388
Investor Shares	96	—	86,414	85,945
Cost of shares redeemed:
Class M Shares	(13,369,248)	(12,431,214)	(23,876,194)	(45,887,130)
Investor Shares	(203,919)	(14,510)	(995,786)	(1,140,312)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	44,330,406	82,766,471	(5,072,255)	15,714,273
Total Increase (Decrease) in Net Assets	53,968,908	81,044,636	13,281,401	28,112,867
Net Assets ($):
Beginning of Period	81,044,636	—	398,038,499	369,925,632
End of Period	135,013,544	81,044,636	411,319,900	398,038,499
Undistributed (distributions in excess of)
investment income—net	309,816	1,320,137	(795,597)	1,629,201
Capital Share Transactions (Shares):
Class M Shares
Shares sold	4,155,467	7,274,226	1,575,641	5,570,116
Shares issued for dividends reinvested	45,087	27,863	108,735	173,015
Shares redeemed	(971,589)	(1,003,389)	(2,121,263)	(4,314,255)
Net Increase (Decrease) in Shares Outstanding	3,228,965	6,298,700	(436,887)	1,428,876
Investor Shares
Shares sold	16,564	1,994	65,971	160,057
Shares issued for dividends reinvested	7	—	7,686	8,184
Shares redeemed	(15,428)	(1,194)	(88,148)	(105,598)
Net Increase (Decrease) in Shares Outstanding	1,143	800	(14,491)	62,643

a From December 15, 2011 (commencement of operations) to August 31, 2012.
See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon equity fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	9.17		8.14	7.16	6.77	8.77	11.56
Investment Operations:
Investment income—net[a]	.06		.08	.09	.06	.09	.11
Net realized and unrealized
gain (loss) on investments	.58		1.03	.98	.39	(1.91)	(1.05)
Total from Investment Operations	.64		1.11	1.07	.45	(1.82)	(.94)
Distributions:
Dividends from investment income—net	(.06)		(.08)	(.09)	(.06)	(.09)	(.12)
Dividends from net realized gain on investments	(.41)		—	—	—	(.09)	(1.73)
Total Distributions	(.47)		(.08)	(.09)	(.06)	(.18)	(1.85)
Net asset value, end of period	9.34		9.17	8.14	7.16	6.77	8.77
Total Return (%)	7.28	[b]	13.73	14.86	6.62	(20.39)	(9.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.81	.80	.80	.81	.80
Ratio of net expenses to average net assets	.81	[c]	.81	.80	.80	.81	.80
Ratio of net investment income
to average net assets	1.33	[c]	.95	.98	.81	1.51	1.15
Portfolio Turnover Rate	27.49	[b]	76.82	86.71	71.61	109.39	56.13
Net Assets, end of period ($ x 1,000)	762,210		971,849	1,093,037	1,178,235	1,449,565	1,750,688

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	9.17		8.15	7.16	6.78	8.78	11.58
Investment Operations:
Investment income—net[a]	.05		.06	.06	.04	.08	.09
Net realized and unrealized
gain (loss) on investments	.59		1.02	1.00	.38	(1.91)	(1.07)
Total from Investment Operations	.64		1.08	1.06	.42	(1.83)	(.98)
Distributions:
Dividends from investment income—net	(.05)		(.06)	(.07)	(.04)	(.08)	(.09)
Dividends from net realized gain on investments	(.41)		—	—	—	(.09)	(1.73)
Total Distributions	(.46)		(.06)	(.07)	(.04)	(.17)	(1.82)
Net asset value, end of period	9.35		9.17	8.15	7.16	6.78	8.78
Total Return (%)	7.26	[b]	13.33	14.78	6.21	(20.56)	(10.26)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	[c]	1.06	1.05	1.05	1.06	1.05
Ratio of net expenses to average net assets	1.06	[c]	1.06	1.05	1.05	1.06	1.05
Ratio of net investment income
to average net assets	1.12	[c]	.71	.68	.56	1.25	.89
Portfolio Turnover Rate	27.49	[b]	76.82	86.71	71.61	109.39	56.13
Net Assets, end of period ($ x 1,000)	12,316		12,344	12,986	7,473	8,274	9,829

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Funds 115

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.16		11.00	9.48	10.00
Investment Operations:
Investment income—net[b]	.06		.06	.02	.00	[c]
Net realized and unrealized
gain (loss) on investments	.85		1.13	1.55	(.52)
Total from Investment Operations	.91		1.19	1.57	(.52)
Distributions:
Dividends from investment income—net	(.08)		(.03)	(.02)	—
Dividends from net realized gain on investments	—		—	(.03)	—
Total Distributions	(.08)		(.03)	(.05)	—
Net asset value, end of period	12.99		12.16	11.00	9.48
Total Return (%)	7.54	[d]	10.89	16.48	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.80	[f]	.78	.94	15.54	[f]
Ratio of net expenses to average net assets[e]	.80	[f]	.78	.75	.98	[f]
Ratio of net investment income to average net assets[e]	.92	[f]	.55	.21	.48	[f]
Portfolio Turnover Rate	11.94	[d]	43.61	22.06	2.12	[d]
Net Assets, end of period ($ x 1,000)	182,561		152,458	117,994	5,074

a From July 30, 2010 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Amount does not include the activity of the underlying funds.
f Annualized.

See notes to financial statements.

			Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.25		10.98	9.48	10.00
Investment Operations:
Investment income—net[b]	.04		.13	.00 [c]	.00	[c]
Net realized and unrealized
gain (loss) on investments	.87		1.14	1.54	(.52)
Total from Investment Operations	.91		1.27	1.54	(.52)
Distributions:
Dividends from investment income—net	(.08)		—	(.01)	—
Dividends from net realized gain on investments	—		—	(.03)	—
Total Distributions	(.08)		—	(.04)	—
Net asset value, end of period	13.08		12.25	10.98	9.48
Total Return (%)	7.44	[d]	11.57	16.16	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.05	[f]	1.02	1.24	9.38	[f]
Ratio of net expenses to average net assets[e]	1.05	[f]	1.02	1.00	1.23	[f]
Ratio of net investment income to average net assets[e]	.67	[f]	.95	.03	.16	[f]
Portfolio Turnover Rate	11.94	[d]	43.61	22.06	2.12	[d]
Net Assets, end of period ($ x 1,000)	30		28	11	9

a From July 30, 2010 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Amount does not include the activity of the underlying funds.
f Annualized.

See notes to financial statements.

The Funds 117

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.50		11.14	9.52	10.00
Investment Operations:
Investment income—net[b]	.06		.09	.06	.01
Net realized and unrealized
gain (loss) on investments	.86		1.32	1.61	(.49)
Total from Investment Operations	.92		1.41	1.67	(.48)
Distributions:
Dividends from investment income—net	(.11)		(.05)	(.02)	—
Dividends from net realized gain on investments	—		—	(.03)	—
Total Distributions	(.11)		(.05)	(.05)	—
Net asset value, end of period	13.31		12.50	11.14	9.52
Total Return (%)	7.40	[c]	12.75	17.54	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.87	[e]	.87	1.28	8.12	[e]
Ratio of net expenses to average net assets[d]	.87	[e]	.87	.88	.99	[e]
Ratio of net investment income to average net assets[d]	1.20	[e]	.78	.51	.91	[e]
Portfolio Turnover Rate	15.89	[c]	32.62	29.24	1.53	[c]
Net Assets, end of period ($ x 1,000)	598,495		123,250	75,326	10,337

a From July 30, 2010 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Not annualized.
d Amount does not include the activity of the underlying funds.
e Annualized.

See notes to financial statements.

			Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.41		11.04	9.52	10.00
Investment Operations:
Investment income—net[b]	.15		.06	.03	.01
Net realized and unrealized
gain (loss) on investments	.94		1.31	1.54	(.49)
Total from Investment Operations	1.09		1.37	1.57	(.48)
Distributions:
Dividends from investment income—net	—		—	(.02)	—
Dividends from net realized gain on investments	—		—	(.03)	—
Total Distributions	—		—	(.05)	—
Net asset value, end of period	13.50		12.41	11.04	9.52
Total Return (%)	8.78	[c]	12.51	16.31	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.06	[e]	1.11	1.77	5.88	[e]
Ratio of net expenses to average net assets[d]	1.00	[e]	1.11	1.13	1.24	[e]
Ratio of net investment income to average net assets[d]	1.87	[e]	.46	.26	.65	[e]
Portfolio Turnover Rate	15.89	[c]	32.62	29.24	1.53	[c]
Net Assets, end of period ($ x 1,000)	14		12	11	10

a From July 30, 2010 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Not annualized.
d Amount does not include the activity of the underlying funds.
e Annualized.

See notes to financial statements.

The Funds 119

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	6.99		6.28	5.49	5.39	7.22	10.61
Investment Operations:
Investment income—net[a]	.15		.21	.17	.09	.12	.16
Net realized and unrealized
gain (loss) on investments	.71		.70	.79	.10	(1.35)	(1.35)
Total from Investment Operations	.86		.91	.96	.19	(1.23)	(1.19)
Distributions:
Dividends from investment income—net	(.15)		(.20)	(.17)	(.09)	(.13)	(.16)
Dividends from net realized gain on investments	(.01)		—	—	—	(.47)	(2.04)
Total Distributions	(.16)		(.20)	(.17)	(.09)	(.60)	(2.20)
Net asset value, end of period	7.69		6.99	6.28	5.49	5.39	7.22
Total Return (%)	12.33	[b]	14.80	17.41	3.44	(15.73)	(13.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	[c]	.82	.86	.86	.87	.84
Ratio of net expenses to average net assets	.82	[c]	.82	.86	.86	.87	.84
Ratio of net investment income
to average net assets	4.03	[c]	3.17	2.71	1.55	2.47	1.87
Portfolio Turnover Rate	18.13	[b]	35.60	72.27	66.78	65.88	33.02
Net Assets, end of period ($ x 1,000)	677,425		541,604	204,785	90,645	126,763	199,367

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Income Stock Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	7.04		6.33	5.54	5.44	7.27	10.67
Investment Operations:
Investment income—net[a]	.14		.19	.15	.08	.11	.14
Net realized and unrealized
gain (loss) on investments	.72		.71	.80	.10	(1.35)	(1.36)
Total from Investment Operations	.86		.90	.95	.18	(1.24)	(1.22)
Distributions:
Dividends from investment income—net	(.14)		(.19)	(.16)	(.08)	(.12)	(.14)
Dividends from net realized gain on investments	(.01)		—	—	—	(.47)	(2.04)
Total Distributions	(.15)		(.19)	(.16)	(.08)	(.59)	(2.18)
Net asset value, end of period	7.75		7.04	6.33	5.54	5.44	7.27
Total Return (%)	12.25	[b]	14.45	17.02	3.19	(15.84)	(14.03)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	[c]	1.06	1.12	1.11	1.12	1.09
Ratio of net expenses to average net assets	1.06	[c]	1.06	1.12	1.11	1.12	1.09
Ratio of net investment income
to average net assets	3.80	[c]	2.91	2.32	1.29	2.19	1.62
Portfolio Turnover Rate	18.13	[b]	35.60	72.27	66.78	65.88	33.02
Net Assets, end of period ($ x 1,000)	1,559		1,235	1,056	988	1,045	1,407

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Funds 121

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.65		11.41	9.31	8.64	11.11	14.19
Investment Operations:
Investment income (loss)—net[a]	.05		.01	(.00)[b]	.05	.07	.03
Net realized and unrealized
gain (loss) on investments	1.40		.60	2.10	.68	(2.46)	(.53)
Total from Investment Operations	1.45		.61	2.10	.73	(2.39)	(.50)
Distributions:
Dividends from investment income—net	(.03)		(.04)	(.00)[b]	(.06)	(.06)	(.04)
Dividends from net realized gain on investments	(.96)		(.33)	—	—	(.02)	(2.54)
Total Distributions	(.99)		(.37)	(.00)[b]	(.06)	(.08)	(2.58)
Net asset value, end of period	12.11		11.65	11.41	9.31	8.64	11.11
Total Return (%)	13.33	[c]	5.66	22.59	8.49	(21.33)	(5.67)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	[d]	.90	.90	.90	.92	.90
Ratio of net expenses to average net assets	.93	[d]	.90	.90	.90	.92	.90
Ratio of net investment income
(loss) to average net assets	.88	[d]	.09	(.01)	.53	.86	.28
Portfolio Turnover Rate	65.12	[c]	156.98	132.20	123.41	147.50	121.12
Net Assets, end of period ($ x 1,000)	1,355,582		1,188,324	1,280,742	1,162,906	1,185,376	1,540,821

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not Annualized.
d Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.52		11.29	9.24	8.57	11.00	14.07
Investment Operations:
Investment income (loss)—net[a]	.04		(.02)	(.03)	.03	.05	.00 [b]
Net realized and unrealized
gain (loss) on investments	1.38		.60	2.08	.68	(2.43)	(.53)
Total from Investment Operations	1.42		.58	2.05	.71	(2.38)	(.53)
Distributions:
Dividends from investment income—net	—		(.02)	—	(.04)	(.03)	—
Dividends from net realized gain on investments	(.96)		(.33)	—	—	(.02)	(2.54)
Total Distributions	(.96)		(.35)	—	(.04)	(.05)	(2.54)
Net asset value, end of period	11.98		11.52	11.29	9.24	8.57	11.00
Total Return (%)	13.21	[c]	5.36	22.19	8.30	(21.51)	(5.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	[d]	1.15	1.15	1.15	1.17	1.15
Ratio of net expenses to average net assets	1.18	[d]	1.15	1.15	1.15	1.17	1.15
Ratio of net investment income
(loss) to average net assets	.64	[d]	(.16)	(.26)	.27	.63	.03
Portfolio Turnover Rate	65.12	[c]	156.98	132.20	123.41	147.50	121.12
Net Assets, end of period ($ x 1,000)	24,972		25,283	28,098	20,733	19,785	28,520

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not Annualized.
d Annualized.

See notes to financial statements.

The Funds 123

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.53		10.78	8.94	8.57	11.44	14.82
Investment Operations:
Investment income (loss)—net[a]	.02		(.00)[b]	(.02)	.00 [b]	.07	.03
Net realized and unrealized
gain (loss) on investments	1.36		1.05	1.86	.38	(2.85)	(1.15)
Total from Investment Operations	1.38		1.05	1.84	.38	(2.78)	(1.12)
Distributions:
Dividends from investment income—net	(.03)		(.30)	—	(.01)	(.08)	—
Dividends from net realized gain on investments	—		—	—	—	(.01)	(2.26)
Total Distributions	(.03)		(.30)	—	(.01)	(.09)	(2.26)
Net asset value, end of period	12.88		11.53	10.78	8.94	8.57	11.44
Total Return (%)	11.99	[c]	10.05	20.58	4.45	(24.11)	(9.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	[d]	1.04	1.01	1.00	1.03	1.01
Ratio of net expenses to average net assets	1.06	[d]	1.04	1.01	.98	.99	1.01
Ratio of net investment income
(loss) to average net assets	.35	[d]	(.01)	(.16)	.01	.88	.28
Portfolio Turnover Rate	88.58	[c]	148.75	161.05	183.41	159.78	132.19
Net Assets, end of period ($ x 1,000)	258,778		232,952	351,122	412,824	610,567	633,118

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.21		10.49	8.72	8.36	11.11	14.50
Investment Operations:
Investment income (loss)—net[a]	.01		(.03)	(.04)	(.02)	.05	.00 [b]
Net realized and unrealized
gain (loss) on investments	1.31		1.03	1.81	.38	(2.72)	(1.13)
Total from Investment Operations	1.32		1.00	1.77	.36	(2.67)	(1.13)
Distributions:
Dividends from investment income—net	—		(.28)	—	—	(.07)	—
Dividends from net realized gain on investments	—		—	—	—	(.01)	(2.26)
Total Distributions	—		(.28)	—	—	(.08)	(2.26)
Net asset value, end of period	12.53		11.21	10.49	8.72	8.36	11.11
Total Return (%)	11.78	[c]	9.76	20.30	4.31	(23.92)	(9.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30	[d]	1.29	1.26	1.25	1.28	1.26
Ratio of net expenses to average net assets	1.30	[d]	1.29	1.26	1.23	1.23	1.26
Ratio of net investment income
(loss) to average net assets	.10	[d]	(.26)	(.39)	(.24)	.61	.02
Portfolio Turnover Rate	88.58	[c]	148.75	161.05	183.41	159.78	132.19
Net Assets, end of period ($ x 1,000)	6,693		6,397	7,815	6,022	6,277	3,795

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 125

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.26		10.83	9.81	9.07	11.39	12.64
Investment Operations:
Investment income—net[a]	.03		.05	.06	.03	.07	.07
Net realized and unrealized
gain (loss) on investments	.51		1.44	1.01	.74	(2.28)	(1.32)
Total from Investment Operations	.54		1.49	1.07	.77	(2.21)	(1.25)
Distributions:
Dividends from investment income—net	(.04)		(.06)	(.05)	(.03)	(.11)	—
Net asset value, end of period	12.76		12.26	10.83	9.81	9.07	11.39
Total Return (%)	4.58	[b]	13.86	10.86	8.53	(19.19)	(9.89)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04	[c]	1.79	1.69	1.79	2.02	2.39 [d]
Ratio of net expenses to average net assets	2.04	[c]	1.79	1.69	1.79	2.02	2.28 [d]
Ratio of net investment income
to average net assets	.46	[c]	.42	.55	.26	.87	.58
Portfolio Turnover Rate	49.89	[b]	128.54	144.04	117.53	138.97	163.66
Net Assets, end of period ($ x 1,000)	203,781		276,640	327,778	186,137	80,952	180,803

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon U.S. Core Equity 130/30 Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.22		10.73	9.76	9.02	11.36	12.63
Investment Operations:
Investment income (loss)—net[a]	.03		(.03)	.02	(.01)	.04	.02
Net realized and unrealized
gain (loss) on investments	.53		1.52	.99	.75	(2.27)	(1.29)
Total from Investment Operations	.56		1.49	1.01	.74	(2.23)	(1.27)
Distributions:
Dividends from investment income—net	(.06)		(.00)[b]	(.04)	—	(.11)	—
Net asset value, end of period	12.72		12.22	10.73	9.76	9.02	11.36
Total Return (%)	4.45	[c]	13.93	10.34	8.20	(19.47)	(10.06)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.29	[d]	1.81	1.97	2.09	2.25	2.81 [e]
Ratio of net expenses to average net assets	2.29	[d]	1.81	1.97	2.09	2.25	2.71 [e]
Ratio of net investment income
(loss) to average net assets	.44	[d]	(.32)	.20	(.08)	.56	.16
Portfolio Turnover Rate	49.89	[c]	128.54	144.04	117.53	138.97	163.66
Net Assets, end of period ($ x 1,000)	240		117	190	8	14	13

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
e Higher costs are due to borrowing costs associated with the 130/30 fund structure.

See notes to financial statements.

The Funds 127

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.08		12.04	10.09	10.00
Investment Operations:
Investment income—net[b]	.09		.08	.04	.06
Net realized and unrealized
gain (loss) on investments	.78		1.01	1.96	.04
Total from Investment Operations	.87		1.09	2.00	.10
Distributions:
Dividends from investment income—net	(.12)		(.02)	(.05)	(.01)
Dividends from net realized gain on investments	—		(.03)	—	(.00)[c]
Total Distributions	(.12)		(.05)	(.05)	(.01)
Net asset value, end of period	13.83		13.08	12.04	10.09
Total Return (%)	6.67	[d]	9.07	19.82	1.01	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	[e]	.87	.87	.98	[e]
Ratio of net expenses to average net assets	.86	[e]	.87	.87	.89	[e]
Ratio of net investment income to average net assets	1.31	[e]	.62	.29	.59	[e]
Portfolio Turnover Rate	37.33	[d]	59.71	58.98	64.75	[d]
Net Assets, end of period ($ x 1,000)	445,407		467,903	425,016	238,332

a From September 30, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

			Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	(Unaudited)		2012	2011		2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.05		12.04	10.07		10.00
Investment Operations:
Investment income—net[b]	.09		.06	.00	[c]	.02
Net realized and unrealized
gain (loss) on investments	.75		.99	1.99		.06
Total from Investment Operations	.84		1.05	1.99		.08
Distributions:
Dividends from investment income—net	(.09)		(.01)	(.02)		(.01)
Dividends from net realized gain on investments	—		(.03)	—		(.00)[c]
Total Distributions	(.09)		(.04)	(.02)		(.01)
Net asset value, end of period	13.80		13.05	12.04		10.07
Total Return (%)	6.47	[d]	8.73	19.80		.75	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	[e]	1.13	1.12		1.53	[e]
Ratio of net expenses to average net assets	1.12	[e]	1.13	1.12		1.14	[e]
Ratio of net investment income to average net assets	1.26	[e]	.52	.00	[f]	.23	[e]
Portfolio Turnover Rate	37.33	[d]	59.71	58.98		64.75	[d]
Net Assets, end of period ($ x 1,000)	273		203	26		13

a From September 30, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
f Amount represents less than .01%.

See notes to financial statements.

The Funds 129

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.99		13.14	10.92	10.00
Investment Operations:
Investment income—net[b]	.08		.05	.04	.01
Net realized and unrealized
gain (loss) on investments	1.06		(.02)	2.31	.95
Total from Investment Operations	1.14		.03	2.35	.96
Distributions:
Dividends from investment income—net	(.21)		(.18)	(.04)	(.01)
Dividends from net realized gain on investments	—		—	(.09)	(.03)
Total Distributions	(.21)		(.18)	(.13)	(.04)
Net asset value, end of period	13.92		12.99	13.14	10.92
Total Return (%)	8.92	[c]	.34	21.41	9.65	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	[d]	.92	.92	1.07	[d]
Ratio of net expenses to average net assets	.93	[d]	.92	.92	.92	[d]
Ratio of net investment income to average net assets	1.16	[d]	.38	.29	.06	[d]
Portfolio Turnover Rate	118.79	[c]	149.30	107.81	109.25	[c]
Net Assets, end of period ($ x 1,000)	469,620		526,484	510,512	222,034

a From September 30, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

			Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Small/Mid Cap Fund	(Unaudited)		2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	12.94		13.11	10.89	10.00
Investment Operations:
Investment income—net [b]	.06		.00 [c]	.01	.01
Net realized and unrealized
gain (loss) on investments	1.06		(.01)	2.30	.92
Total from Investment Operations	1.12		(.01)	2.31	.93
Distributions:
Dividends from investment income—net	(.18)		(.16)	—	(.01)
Dividends from net realized gain on investments	—		—	(.09)	(.03)
Total Distributions	(.18)		(.16)	(.09)	(.04)
Net asset value, end of period	13.88		12.94	13.11	10.89
Total Return (%)	8.72	[d]	.08	21.14	9.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	[e]	1.17	1.20	2.35	[e]
Ratio of net expenses to average net assets	1.17	[e]	1.17	1.20	1.20	[e]
Ratio of net investment income to average net assets	.92	[e]	.04	.06	.08	[e]
Portfolio Turnover Rate	118.79	[d]	149.30	107.81	109.25	[d]
Net Assets, end of period ($ x 1,000)	661		957	507	16

a From September 30, 2009 (commencement of operations) to August 31, 2010.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

The Funds 131

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon International Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	9.29		9.94	9.38	10.12	12.11	17.56
Investment Operations:
Investment income—net[a]	.04		.22	.22	.18	.22	.33
Net realized and unrealized
gain (loss) on investments	1.37		(.54)	.55	(.67)	(1.54)	(3.14)
Total from Investment Operations	1.41		(.32)	.77	(.49)	(1.32)	(2.81)
Distributions:
Dividends from investment income—net	(.32)		(.33)	(.21)	(.25)	(.41)	(.29)
Dividends from net realized gain on investments	—		—	—	—	(.26)	(2.35)
Total Distributions	(.32)		(.33)	(.21)	(.25)	(.67)	(2.64)
Net asset value, end of period	10.38		9.29	9.94	9.38	10.12	12.11
Total Return (%)	15.30	[b]	(2.98)	8.05	(5.07)	(9.95)	(18.61)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	[c]	1.04	1.02	1.09	1.14	1.10
Ratio of net expenses to average net assets	1.07	[c]	1.04	1.02	1.09	1.03	1.06
Ratio of net investment income
to average net assets	.88	[c]	2.35	2.07	1.79	2.52	2.22
Portfolio Turnover Rate	22.93	[b]	44.62	57.38	67.16	102.83	78.35
Net Assets, end of period ($ x 1,000)	523,780		549,601	879,450	996,647	1,247,441	2,002,307

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon International Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	9.84		10.51	9.92	10.69	12.70	18.29
Investment Operations:
Investment income—net[a]	.03		.18	.21	.16	.20	.28
Net realized and unrealized
gain (loss) on investments	1.45		(.54)	.56	(.70)	(1.60)	(3.26)
Total from Investment Operations	1.48		(.36)	.77	(.54)	(1.40)	(2.98)
Distributions:
Dividends from investment income—net	(.29)		(.31)	(.18)	(.23)	(.35)	(.26)
Dividends from net realized gain on investments	—		—	—	—	(.26)	(2.35)
Total Distributions	(.29)		(.31)	(.18)	(.23)	(.61)	(2.61)
Net asset value, end of period	11.03		9.84	10.51	9.92	10.69	12.70
Total Return (%)	15.11	[b]	(3.20)	7.67	(5.26)	(10.11)	(18.87)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	[c]	1.29	1.27	1.34	1.38	1.35
Ratio of net expenses to average net assets	1.32	[c]	1.29	1.27	1.34	1.28	1.32
Ratio of net investment income
to average net assets	.64	[c]	1.85	1.79	1.46	2.27	1.82
Portfolio Turnover Rate	22.93	[b]	44.62	57.38	67.16	102.83	78.35
Net Assets, end of period ($ x 1,000)	3,949		4,116	6,157	4,319	5,099	6,627

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Funds 133

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	9.19		10.65	10.02	8.71	16.89	24.42
Investment Operations:
Investment income—net[a]	.02		.12	.14	.08	.14	.23
Net realized and unrealized
gain (loss) on investments	1.14		(1.16)	.54	1.31	(3.58)	(1.45)
Total from Investment Operations	1.16		(1.04)	.68	1.39	(3.44)	(1.22)
Distributions:
Dividends from investment income—net	(.10)		(.11)	(.05)	(.08)	(.42)	(.21)
Dividends from net realized gain on investments	—		(.31)	—	—	(4.32)	(6.10)
Total Distributions	(.10)		(.42)	(.05)	(.08)	(4.74)	(6.31)
Net asset value, end of period	10.25		9.19	10.65	10.02	8.71	16.89
Total Return (%)	12.62	[b]	(9.55)	6.77	15.92	(6.07)	(9.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41	[c]	1.40	1.41	1.54	1.64	1.53
Ratio of net expenses to average net assets	1.41	[c]	1.40	1.41	1.54	1.64	1.52
Ratio of net investment income
to average net assets	.32	[c]	1.21	1.20	.85	1.76	1.11
Portfolio Turnover Rate	20.73	[b]	67.21	77.45	76.34	119.72	63.60
Net Assets, end of period ($ x 1,000)	2,239,819		2,138,311	2,352,233	1,796,274	1,097,296	1,141,146

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Emerging Markets Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	9.41		10.91	10.27	8.94	17.05	24.60
Investment Operations:
Investment income—net[a]	.00	[b]	.09	.13	.06	.11	.20
Net realized and unrealized
gain (loss) on investments	1.17		(1.19)	.55	1.33	(3.55)	(1.50)
Total from Investment Operations	1.17		(1.10)	.68	1.39	(3.44)	(1.30)
Distributions:
Dividends from investment income—net	(.07)		(.09)	(.04)	(.06)	(.35)	(.15)
Dividends from net realized gain on investments	—		(.31)	—	—	(4.32)	(6.10)
Total Distributions	(.07)		(.40)	(.04)	(.06)	(4.67)	(6.25)
Net asset value, end of period	10.51		9.41	10.91	10.27	8.94	17.05
Total Return (%)	12.43	[c]	(9.86)	6.59	15.56	(6.32)	(9.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.66	[d]	1.65	1.67	1.77	1.91	1.78
Ratio of net expenses to average net assets	1.66	[d]	1.65	1.67	1.77	1.91	1.78
Ratio of net investment income
to average net assets	.07	[d]	.87	1.10	.54	1.32	.96
Portfolio Turnover Rate	20.73	[c]	67.21	77.45	76.34	119.72	63.60
Net Assets, end of period ($ x 1,000)	15,338		16,326	22,027	7,091	4,476	7,187

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 135

FINANCIAL HIGHLIGHTS (continued)

					Class M Shares
	Six Months Ended
BNY Mellon International	February 28, 2013			Year Ended August 31,		Eight Months Ended		Year Ended December 31,
Appreciation Fund†	(Unaudited)		2012	2011	2010	August 31, 2009[a]		2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.80		11.31	10.54	11.35	9.40		16.58	15.46
Investment Operations:
Investment income—net[b]	.07		.28	.36	.26	.23		.45	.41
Net realized and unrealized
gain (loss) on investments	1.40		(.39)	.68	(.73)	1.73		(7.17)	1.10
Total from Investment Operations	1.47		(.11)	1.04	(.47)	1.96		(6.72)	1.51
Distributions:
Dividends from investment income—net	(.38)		(.40)	(.27)	(.34)	(.01)		(.46)	(.39)
Net asset value, end of period	11.89		10.80	11.31	10.54	11.35		9.40	16.58
Total Return (%)	13.70	[c]	(.55)	9.75	(4.35)	20.93	[c]	(41.12)	9.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.82	[d]	.83	.70	.68	.70	[d]	.70	.69
Ratio of net expenses
to average net assets	.82	[d]	.83	.70	.66	.66	[d]	.67	.69
Ratio of net investment income
to average net assets	1.25	[d]	2.66	2.94	2.29	3.80	[d]	3.32	2.45
Portfolio Turnover Rate	.69	[c]	1.49	9.39	2.71	2.63	[c]	10.62	11
Net Assets, end of period ($ x 1,000)	105,360		119,730	198,122	218,067	256,140		267,393	545,392

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

					Investor Shares
	Six Months Ended
BNY Mellon International	February 28, 2013			Year Ended August 31,		Eight Months Ended		Year Ended December 31,
Appreciation Fund†	(Unaudited)		2012	2011	2010	August 31, 2009[a]		2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.68		11.19	10.43	11.24	9.31		16.37	15.27
Investment Operations:
Investment income—net[b]	.05		.27	.33	.23	.22		.40	.36
Net realized and unrealized
gain (loss) on investments	1.39		(.41)	.67	(.72)	1.71		(7.06)	1.09
Total from Investment Operations	1.44		(.14)	1.00	(.49)	1.93		(6.66)	1.45
Distributions:
Dividends from investment income—net	(.35)		(.37)	(.24)	(.32)	—		(.40)	(.35)
Net asset value, end of period	11.77		10.68	11.19	10.43	11.24		9.31	16.37
Total Return (%)	13.59	[c]	(.85)	9.50	(4.60)	20.73	[c]	(41.21)	9.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07	[d]	1.09	.95	.93	.95	[d]	.95	.94
Ratio of net expenses
to average net assets	1.07	[d]	1.09	.95	.90	.91	[d]	.92	.94
Ratio of net investment income
to average net assets	.94	[d]	2.52	2.75	2.08	3.56	[d]	3.02	2.20
Portfolio Turnover Rate	.69	[c]	1.49	9.39	2.71	2.63	[c]	10.62	11
Net Assets, end of period ($ x 1,000)	4,405		4,032	4,019	3,462	4,171		3,179	5,623

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 137

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2013	Year Ended
BNY Mellon International Equity Income Fund	(Unaudited)	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.87	12.50
Investment Operations:
Investment income—net[b]	.17	.65
Net realized and unrealized
gain (loss) on investments	1.46	(.02)
Total from Investment Operations	1.63	.63
Distributions:
Dividends from investment income—net	(.33)	(.26)
Net asset value, end of period	14.17	12.87
Total Return (%)[c]	12.87	5.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.18	1.62
Ratio of net expenses to average net assets[d]	1.18	1.20
Ratio of net investment income
to average net assets[d]	2.56	7.38
Portfolio Turnover Rate[c]	45.79	95.27
Net Assets, end of period ($ x 1,000)	134,986	81,034

a From December 15, 2011 (commencement of operations) to August 31, 2012.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

	Investor Shares
	Six Months Ended
	February 28, 2013	Year Ended
BNY Mellon International Equity Income Fund	(Unaudited)	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.88	12.50
Investment Operations:
Investment income—net[b]	.73	.65
Net realized and unrealized
gain (loss) on investments	.89	(.04)
Total from Investment Operations	1.62	.61
Distributions:
Dividends from investment income—net	(.26)	(.23)
Net asset value, end of period	14.24	12.88
Total Return (%)[c]	12.73	5.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.49	2.10
Ratio of net expenses to average net assets[d]	1.45	1.45
Ratio of net investment income
to average net assets[d]	5.12	7.14
Portfolio Turnover Rate[c]	45.79	95.27
Net Assets, end of period ($ x 1,000)	28	10

a From December 15, 2011 (commencement of operations) to August 31, 2012.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 139

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Asset Allocation Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.97		10.63	9.85	9.44	10.93	12.91
Investment Operations:
Investment income—net[a]	.12		.17	.16	.19	.24	.30
Net realized and unrealized
gain (loss) on investments	.61		.43	.83	.46	(1.01)	(.73)
Total from Investment Operations	.73		.60	.99	.65	(.77)	(.43)
Distributions:
Dividends from investment income—net	(.20)		(.21)	(.21)	(.24)	(.27)	(.36)
Dividends from net realized gain on investments	(.03)		(.05)	—	—	(.45)	(1.19)
Total Distributions	(.23)		(.26)	(.21)	(.24)	(.72)	(1.55)
Net asset value, end of period	11.47		10.97	10.63	9.85	9.44	10.93
Total Return (%)	6.59	[b]	5.72	10.00	6.84	(6.08)	(3.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.37	[d]	.37	.53	.57	.60	.58
Ratio of net expenses to average net assets[c]	.24	[d]	.27	.53	.57	.60	.58
Ratio of net investment income
to average net assets[c]	2.19	[d]	1.59	1.49	1.78	2.81	2.51
Portfolio Turnover Rate	14.91	[b]	81.55	71.08	69.81	78.44 [e]	51.92 [e]
Net Assets, end of period ($ x 1,000)	406,164		392,948	365,661	335,138	301,643	317,545

a Based on average shares outstanding at each month end.
b Not annualized.
c Amount does not include the activity of the underlying funds.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009 and 2008 were 77.77% and 51.44%, respectively.

See notes to financial statements.

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Asset Allocation Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.03		10.69	9.90	9.50	10.98	12.96
Investment Operations:
Investment income—net[a]	.11		.14	.14	.17	.23	.27
Net realized and unrealized
gain (loss) on investments	.61		.43	.83	.44	(1.01)	(.74)
Total from Investment Operations	.72		.57	.97	.61	(.78)	(.47)
Distributions:
Dividends from investment income—net	(.19)		(.18)	(.18)	(.21)	(.25)	(.32)
Dividends from net realized gain on investments	(.03)		(.05)	—	—	(.45)	(1.19)
Total Distributions	(.22)		(.23)	(.18)	(.21)	(.70)	(1.51)
Net asset value, end of period	11.53		11.03	10.69	9.90	9.50	10.98
Total Return (%)	6.52	[b]	5.44	9.77	6.44	(6.11)	(4.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.62	[d]	.62	.78	.82	.85	.81
Ratio of net expenses to average net assets[c]	.49	[d]	.53	.78	.82	.85	.81
Ratio of net investment income
to average net assets[c]	1.93	[d]	1.28	1.23	1.54	2.57	2.28
Portfolio Turnover Rate	14.91	[b]	81.55	71.08	69.81	78.44 [e]	51.92 [e]
Net Assets, end of period ($ x 1,000)	5,156		5,091	4,265	4,015	4,412	4,812

a Based on average shares outstanding at each month end.

b Not annualized.
c Amount does not include the activity of the underlying funds.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2009 and 2008, were 77.77% and 51.44%, respectively.

See notes to financial statements.

The Funds 141

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-six series including the following diversified equity funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”).The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”).The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.Walter Scott & Partners Limited (“Walter Scott”), also a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Robeco Investment Management, Inc. (“Robeco”) and, effective March 21, 2013, Geneva Capital Management Ltd. (“Geneva”) serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment advisers as it pertains to the Robeco Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy of the fund, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor class shares of each fund. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the funds’ investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used

The Funds 143

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by theTrust’s Board ofTrustees (the “Board”). Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price. These securities are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2013 in valuing each fund’s investments.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for any of the funds, except for BNY Mellon Emerging Markets Fund, which at August 31, 2012, held $6,058,009 of exchange-traded foreign equity securities that were classified within Level 2 of the fair value hierarchy pursuant to BNY Mellon Emerging Markets Fund’s fair valuation procedures.

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities—Domestic
Common Stocks†	731,521,745	—	—	—	—	—	731,521,745
Equity Securities—Foreign
Common Stocks†	34,534,437	—	—	—	—	—	34,534,437
Exchange-Traded Funds	7,627,499	—	—	—	—	—	7,627,499
Mutual Funds	18,907,080	—	—	—	—	—	18,907,080
BNY Mellon Large Cap
Market Opportunities Fund
Equity Securities—Domestic
Common Stocks†	145,161,404	—	—	—	—	—	145,161,404
Equity Securities—Foreign
Common Stocks†	4,867,685	—	—	—	—	—	4,867,685
Mutual Funds	31,753,425	—	—	—	—	—	31,753,425
BNY Mellon Tax-Sensitive
Large Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	502,131,324	—	—	—	—	—	502,131,324
Equity Securities—Foreign
Common Stocks†	13,100,522	—	—	—	—	—	13,100,522
Mutual Funds	82,612,170	—	—	—	—	—	82,612,170
BNY Mellon Income
Stock Fund
Equity Securities—Domestic
Common Stocks†	601,386,992	—	—	—	—	—	601,386,992
Equity Securities—Foreign
Common Stocks†	50,948,031	—	—	—	—	—	50,948,031
Mutual Funds	96,980,707	—	—	—	—	—	96,980,707
Preferred Stocks†	4,225,453	—	—	—	—	—	4,225,453
BNY Mellon Mid Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	1,287,105,764	—	—	—	—	—	1,287,105,764
Equity Securities—Foreign
Common Stocks†	10,292,828	—	—	—	—	—	10,292,828
Exchange-Traded Funds	64,571,281	—	—	—	—	—	64,571,281
Mutual Funds	75,892,754	—	—	—	—	—	75,892,754
BNY Mellon Small Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	253,461,553	—	—	—	—	—	253,461,553
Equity Securities—Foreign
Common Stocks†	1,661,457	—	—	—	—	—	1,661,457
Exchange-Traded Funds	6,051,644	—	—	—	—	—	6,051,644
Mutual Funds	28,749,711	—	—	—	—	—	28,749,711

The Funds 145

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon U.S. Core
Equity 130/30 Fund
Equity Securities—Domestic
Common Stocks†	246,794,344	—	—	—	—	—	246,794,344
Equity Securities—Foreign
Common Stocks†	10,264,235	—	—	—	—	—	10,264,235
Mutual Funds	1,556,897	—	—	—	—	—	1,556,897
Securities Sold Short:
Equity Securities—Domestic
Common Stocks†††	—	(48,492,187)	—	—	—	—	(48,492,187)
Equity Securities—Foreign
Common Stocks†††	—	(4,974,103)	—	—	—	—	(4,974,103)
Exchange-Traded Funds	—	(1,375,103)	—	—	—	—	(1,375,103)
BNY Mellon Focused Equity
Opportunities Fund
Equity Securities—Domestic
Common Stocks†	407,679,357	—	—	—	—	—	407,679,357
Equity Securities—Foreign
Common Stocks†	28,860,998	—	—	—	—	—	28,860,998
Mutual Funds	6,736,721	—	—	—	—	—	6,736,721
BNY Mellon
Small/Mid Cap Fund
Equity Securities—Domestic
Common Stocks†	445,295,407	—	—	—	—	—	445,295,407
Equity Securities—Foreign
Common Stocks†	4,110,260	—	—	—	—	—	4,110,260
Exchange-Traded Funds	17,792,892	—	—	—	—	—	17,792,892
Mutual Funds	45,263,839	—	—	—	—	—	45,263,839
BNY Mellon
International Fund
Equity Securities—Foreign
Common Stocks†	510,564,702	—	—	—	—	—	510,564,702
Exchange-Traded Funds	4,459,269	—	—	—	—	—	4,459,269
Mutual Funds	3,880,246	—	—	—	—	—	3,880,246
Preferred Stocks†	2,396,804	—	—	—	—	—	2,396,804
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	—	9,490	(455)	—	—	9,035
BNY Mellon Emerging
Markets Fund
Equity Securities—Foreign
Common Stocks†	2,069,110,356	—	—	—	—	—	2,069,110,356
Exchange-Traded Funds	60,561,135	—	—	—	—	—	60,561,135
Mutual Funds	30,034,767	—	—	—	—	—	30,034,767
Preferred Stocks†	69,895,184	—	—	—	—	—	69,895,184
Rights†	106,803	—	—	—	—	—	106,803
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	1,014	(37,811)	—	—	(36,797)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
				Level 2—Other	Level 3—Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon International
Appreciation Fund
Equity Securities—Foreign
Common Stocks†	108,262,838	—	—	—	—	—	108,262,838
Mutual Funds	891,833	—	—	—	—	—	891,833
U.S. Treasury	—	—	89,999	—	—	—	89,999
Other Financial Instruments:
Financial Futures††	—	(8,443)	—	—	—	—	(8,443)
BNY Mellon International
Equity Income Fund
Equity Securities—Foreign
Common Stocks†	125,387,890	—	—	—	—	—	125,387,890
Exchange-Traded Funds	2,910,750	—	—	—	—	—	2,910,750
Mutual Funds	2,365,562	—	—	—	—	—	2,365,562
Preferred Stocks†	2,518,631	—	—	—	—	—	2,518,631
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts††	—	—	—	(3,801)	—	—	(3,801)
BNY Mellon Asset
Allocation Fund
Asset—Backed	—	—	1,152,827	—	—	—	1,152,827
Commercial
Mortgage—Backed	—	—	1,155,954	—	—	—	1,155,954
Corporate Bonds†	—	—	21,995,188	—	—	—	21,995,188
Equity Securities—Domestic
Common Stocks†	70,812,695	—	—	—	—	—	70,812,695
Equity Securities—Foreign
Common Stocks†	3,349,053	—	—	—	—	—	3,349,053
Exchange-Traded Funds	745,921	—	—	—	—	—	745,921
Foreign Government	—	—	949,175	—	—	—	949,175
Municipal Bonds	—	—	4,513,461	—	—	—	4,513,461
Mutual Funds	268,685,032	—	—	—	—	—	268,685,032
U.S. Government
Agencies/
Mortgage—Backed	—	—	20,153,013	—	—	—	20,153,013
U.S. Treasury	—	—	21,179,003	—	—	—	21,179,003

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.
††† See Statement of Securities Sold Short for additional detailed categorizations.

The Funds 147

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and

Agency securities or letters of credit.The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amountThe Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2013.

Table 2—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$25,702
BNY Mellon Income Stock Fund	93,476
BNY Mellon Mid Cap
Multi-Strategy Fund	49,315
BNY Mellon Small Cap
Multi-Strategy Fund	36,516
BNY Mellon Focused
Equity Opportunities Fund	1,983
BNY Mellon Small/Mid Cap Fund	100,897
BNY Mellon Asset Allocation Fund	1,965

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended February 28, 2013.

(e) Risk: BNY Mellon U. S. Core Equity 130/30 Fund enters into short sales. Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and “leverage.” The fund may be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks. In theory, stocks sold short have unlimited risk. BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt

Table 3—Affiliated Investment Companies

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2012	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2013	($)	Assets (%)	Distributions ($)
BNY Mellon Large Cap
Stock Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	89,911		44,214,877	42,140,453	—	—	2,164,335.3			—
Dreyfus Institutional Cash
Advantage Fund	17,903,427		158,680,597	159,841,279	—	—	16,742,745		2.1	—
Total	17,993,338		202,895,474	201,981,732	—	—	18,907,080		2.4	—
BNY Mellon
Large Cap Market
Opportunities Fund
BNY Mellon
U.S. Core Equity
130/30 Fund, CI. M	15,541,034		1,481,942	—	—	658,906	17,681,882		9.7	76,942
Dreyfus Institutional
Preferred Plus
Money Market Fund	3,619,171		26,852,101	27,161,622	—	—	3,309,650		1.8	—
Dreyfus Research
Growth Fund, Cl. I	8,922,714		1,234,338	—	—	604,841	10,761,893		5.9	—
Total	28,082,919		29,568,381	27,161,622	—	1,263,747	31,753,425		17.4	76,942
BNY Mellon
Tax-Sensitive Large Cap
Multi-Strategy Fund
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	9,212,362		31,604,667	642,979	23,312	214,770	40,412,132		6.7	44,667
Dreyfus Institutional
Preferred Plus
Money Market Fund	1,942,377		423,931,891	412,364,116	—	—	13,510,152		2.3	—
Dreyfus Research
Growth Fund, Cl. I	6,198,317		22,141,987	—	—	349,582	28,689,886		4.8	21,987
Total	17,353,056		477,678,545	413,007,095	23,312	564,352	82,612,170		13.8	66,654
BNY Mellon
Income Stock Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	6,406,257		92,868,880	76,433,664	—	—	22,841,473		3.4	—
Dreyfus Institutional Cash
Advantage Fund	71,135,350		156,999,701	153,995,817	—	—	74,139,234		10.9	—
Total	77,541,607		249,868,581	230,429,481	—	—	96,980,707		14.3	—
BNY Mellon Mid Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	202,961,050		494,472,593	680,650,280	—	—	16,783,363		1.2	—
Dreyfus
Institutional Cash
Advantage Fund	37,136,636		182,238,821	160,266,066	—	—	59,109,391		4.3	—
Total	240,097,686		676,711,414	840,916,346	—	—	75,892,754		5.5	—

The Funds 149

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2012	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2013	($)	Assets (%)	Distributions ($)
BNY Mellon Small Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	12,351,731		34,666,459	43,497,963	—	—	3,520,227		1.3	—
Dreyfus Institutional Cash
Advantage Fund	17,350,832		99,906,575	92,027,923	—	—	25,229,484		9.5	—
Total	29,702,563		134,573,034	135,525,886	—	—	28,749,711		10.8	—
BNY Mellon U.S. Core
Equity 130/30 Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	2,134,177		34,270,397	34,847,677	—	—	1,556,897.8			—
BNY Mellon
Focused Equity
Opportunities Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	1,074,547		88,276,872	82,614,698	—	—	6,736,721		1.5	—
Dreyfus Institutional Cash
Advantage Fund	—		34,178,729	34,178,729	—	—	—		—	—
Total	1,074,547		122,455,601	116,793,427	—	—	6,736,721		1.5	—
BNY Mellon
Small/Mid Cap Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	2,287,790		91,110,674	90,613,033	—	—	2,785,431.6			—
Dreyfus Institutional Cash
Advantage Fund	49,509,775		175,216,537	182,247,904	—	—	42,478,408		9.0	—
Total	51,797,565		266,327,211	272,860,937	—	—	45,263,839		9.6	—
BNY Mellon
International Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	175,101		58,809,614	55,104,469	—	—	3,880,246.7			—
BNY Mellon
Emerging Markets Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	6,816,020		223,535,122	200,316,375	—	—	30,034,767		1.3	—
BNY Mellon International
Appreciation Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	1,396,388		17,574,296	18,078,851	—	—	891,833.8			—
BNY Mellon International
Equity Income Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	1,160,763		42,062,167	40,857,368	—	—	2,365,562		1.7	—

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2012	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2013	($)	Assets (%)	Distributions ($)
BNY Mellon Asset
Allocation Fund
BNY Mellon Emerging
Markets Fund, CI. M	34,919,996		1,606,161	—	—	4,090,053	40,616,210		9.9	386,161
BNY Mellon Focused
Equity Opportunities
Fund, CI. M	26,623,065		236,107	—	—	1,538,761	28,397,933		6.9	236,107
BNY Mellon Income
Stock Fund, CI. M	—		13,602,711	—	—	569,472	14,172,183		3.5	40,041
BNY Mellon Intermediate
Bond Fund, CI. M	13,770,808		157,724	—	—	(83,537)	13,844,995		3.4	178,733
BNY Mellon International
Fund, CI. M	8,208,635		281,691	—	—	974,120	9,464,446		2.3	281,691
BNY Mellon Mid Cap
Multi-Strategy
Fund, CI. M	18,232,902		1,550,188	401,000	(66,592)	909,961	20,225,459		4.9	1,550,188
BNY Mellon Short-Term
U.S. Government
Securities Fund, CI. M	15,004,958		55,222	5,915,000	(65,058)	(23,622)	9,056,500		2.2	62,682
BNY Mellon
Small/Mid Cap
Fund, CI. M	8,434,294		137,714	—	—	614,500	9,186,508		2.2	137,715
BNY Mellon U.S. Core
Equity 130/30
Fund, CI. M	11,731,343		56,456	5,725,000	762,704	(476,575)	6,348,928		1.5	56,456
Dreyfus Emerging
Markets Debt Local
Currency Fund, CI. I	4,720,739		61,947	966,000	58,911	210,933	4,086,530		1.0	61,947
Dreyfus Global Real
Estate Securities
Fund, CI. I	8,596,005		465,751	—	—	347,108	9,408,864		2.3	465,751
Dreyfus High Yield
Fund, CI. I	12,392,832		343,050	1,407,000	48,406	347,867	11,725,155		2.9	402,237
Dreyfus Inflation Adjusted
Securities Fund,
Institutional Shares	11,532,917		562,531	—	—	(515,187)	11,580,261		2.8	565,455
Dreyfus Institutional Cash
Advantage Fund	—		2,360,050	1,837,550	—	—	522,500.1			—
Dreyfus Institutional
Preferred Plus Money
Market Fund	6,438,816		28,074,314	27,291,218	—	—	7,221,912		1.8	—
Dreyfus Select Managers
Small Cap Growth
Fund, CI. I	7,755,778		—	1,003,000	10,196	612,297	7,375,271		1.8	—
Dreyfus Select Managers
Small Cap Value
Fund, CI. I	9,952,273		551,218	—	—	877,487	11,380,978		2.8	551,219
Dreyfus U.S. Equity
Fund, CI. I	19,269,275		196,262	4,522,000	387,200	1,219,345	16,550,082		4.0	196,261

The Funds 151

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 3—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2012	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	2/28/2013	($)	Assets (%)	Distributions ($)
BNY Mellon
Asset Allocation
Fund (continued)
Dreyfus/Newton
International
Equity Fund, CI. I	4,089,966		65,906	—	—	524,493	4,680,365		1.1	65,906
Global Stock Fund, CI. I	14,605,058		127,520	—	—	1,428,731	16,161,309		3.9	127,520
Total	236,279,660		50,492,523	49,067,768	1,135,767	13,166,207	252,006,389		61.3	5,366,070

† Includes reinvested dividends/distributions.

security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund:

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund declare and pay dividends from investment income-net annually. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2013, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Except for BNY Mellon International Equity Income Fund, each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing author-

ities. For BNY Mellon International Equity Income Fund, the period ended August 31, 2012 is subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each relevant fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.

Table 4—Capital Loss Carryover

					Post-Enactment	Post-Enactment
	Expiring in fiscal year				Short-Term	Long-Term
	2017	($)†	2018($)	†	Losses ($)††	Losses ($)†††	Total ($)
BNY Mellon Large Cap Market Opportunities Fund	—		—		3,750,971	63,568	3,814,539
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	—		—		2,955,508	79,509	3,035,017
BNY Mellon Income Stock Fund	—		2,076,295		—	—	2,076,295
BNY Mellon Small Cap Multi-Strategy Fund	—		75,753,597		2,131,428	—	77,885,025
BNY Mellon U.S. Core Equity 130/30 Fund	17,333,485		32,853,813		—	—	50,187,298
BNY Mellon Focused Equity Opportunities Fund	—		—		16,435,853	—	16,435,853
BNY Mellon Small/Mid Cap Fund	—		—		40,526,028	—	40,526,028
BNY Mellon International Fund	108,136,812		462,294,170		14,926,376	65,588,552	650,945,910
BNY Mellon Emerging Markets Fund	—		—		114,931,811	66,897,206	181,829,017
BNY Mellon International Appreciation Fund	15,657,135		—		1,001,755	21,848,035	38,506,925
BNY Mellon International Equity Income Fund	—		—		1,577,867	—	1,577,867

† If not applied, the carryovers expire in the above year.

††Post-enactment short-term losses which can be carried forward for an unlimited period.
†††Post-enactment long-term losses which can be carried forward for an unlimited period.

The Funds 153

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012.The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements:

BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund:

In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities.ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates deter-

Table 5—Tax Character of Distributions Paid

	Ordinary Income ($)	Long-Term Capital Gains ($)
	2012	2012
BNY Mellon Large Cap Stock Fund	9,551,913	—
BNY Mellon Large Cap Market Opportunities Fund	385,167	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	415,070	—
BNY Mellon Income Stock Fund	12,483,466	—
BNY Mellon Mid Cap Multi-Strategy Fund	4,817,548	36,147,909
BNY Mellon Small Cap Multi-Strategy Fund	8,993,932	—
BNY Mellon U.S. Core Equity 130/30 Fund	1,699,019	—
BNY Mellon Focused Equity Opportunities Fund	650,631	903,915
BNY Mellon Small/Mid Cap Fund	6,819,275	—
BNY Mellon International Fund	26,827,106	—
BNY Mellon Emerging Markets Fund	23,631,029	66,325,265
BNY Mellon International Appreciation Fund	6,550,704	—
BNY Mellon International Equity Income Fund	1,534,721	—
BNY Mellon Asset Allocation Fund	7,301,278	1,702,774

mined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2013, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 for BNY Mellon Large Cap Stock Fund, was approximately $841,400 with a related weighted average annualized interest rate of 1.15%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 for BNY MellonTax-Sensitive Large Cap Multi-Strategy Fund, was approximately $402,800 with a related weighted average annualized interest rate of 1.14%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 for BNY Mellon Income Stock Fund, was approximately $23,800 with a related weighted average annualized interest rate of 1.15%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 for BNY Mellon U.S. Core Equity 130/30 Fund, was approximately $664,100 with a related weighted average annualized interest rate of 1.14%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 for BNY Mellon Focused Equity Opportunities Fund, was approximately $14,400 with a related weighted average annualized interest rate of 1.15%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 for BNY Mellon Small/Mid Cap Fund, was approximately $1,030,900 with a related weighted average annualized interest rate of 1.15%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 for BNY Mellon International Fund, was approximately $627,100 with a related weighted average annualized interest rate of 1.15%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 for BNY Mellon Emerging Markets Fund, was approximately $678,500 with a related weighted average annualized interest rate of 1.15%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 for BNY Mellon International Appreciation Fund, was approximately $15,500 with a related weighted average annualized interest rate of 1.15%.

NOTE 4—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .80% of BNY Mellon U.S. Core Equity 130/30 Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging

The Funds 155

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Large Cap Market Opportunities Fund, the Investment Adviser had contractually agreed, from September 1, 2012 through January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (including indirect fees and expenses of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) did not exceed 1.25% of the value of the average daily net assets of their respective class. During the period ended February 28, 2013, there was no reduction in expenses.

For BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, the Investment Adviser had contractually agreed, from September 1, 2012 through January 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (including indirect fees and expenses of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses), did not exceed 1.15% of the value of the average daily net assets of their respective class.The reduction in expenses, pursuant to the undertaking, amounted to $77 during the period ended February 28, 2013.

For BNY Mellon International Equity Income Fund, the Investment Adviser has contractually agreed, from September 1, 2012 through January 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.20% of the value of the average daily net assets of their respective class. The reduction in expenses, pursuant to the undertaking, amounted to $9 during the period ended February 28, 2013.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2012 through December 31, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual fund operating expenses (including indirect fees and expenses of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the average daily net assets of their respective class. The reduction in expenses, pursuant to the undertaking, amounted to $253,843 during the period ended February 28, 2013.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

The Bank of NewYork Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Robeco and a Sub-Investment Advisory Agreement between Dreyfus and Geneva, Dreyfus pays Robeco and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Robeco Mid CapValue Strategy and Geneva Mid Cap Growth Strategy, respectively.

(b) The funds have adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securi-

ties brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended February 28, 2013, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees
BNY Mellon Large Cap Stock Fund	$15,216
BNY Mellon Large Cap
Market Opportunities Fund	36
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	320
BNY Mellon Income Stock Fund	2,074
BNY Mellon Mid Cap
Multi-Strategy Fund	30,753
BNY Mellon Small Cap
Multi-Strategy Fund	7,970
BNY Mellon U.S. Core
Equity 130/30 Fund	335
BNY Mellon Focused
Equity Opportunities Fund	336
BNY Mellon Small/Mid Cap Fund	1,065
BNY Mellon International Fund	5,130
BNY Mellon Emerging Markets Fund	21,022
BNY Mellon International
Appreciation Fund	5,219
BNY Mellon International
Equity Income Fund	56
BNY Mellon Asset Allocation Fund	6,407

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The Funds 157

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2013, pursuant to the custody agreement.

Table 7—Custody Agreement Fees
BNY Mellon Large Cap Stock Fund	$39,452
BNY Mellon Large Cap
Market Opportunities Fund	10,260
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	10,200
BNY Mellon Income Stock Fund	25,772
BNY Mellon Mid Cap
Multi-Strategy Fund	70,344
BNY Mellon Small Cap
Multi-Strategy Fund	32,234
BNY Mellon U.S. Core
Equity 130/30 Fund	19,786
BNY Mellon Focused Equity
Opportunities Fund	16,622
BNY Mellon Small/Mid Cap Fund	27,011
BNY Mellon International Fund	164,214
BNY Mellon Emerging Markets Fund	973,142
BNY Mellon International
Appreciation Fund	5,220

Table 7—Custody Agreement Fees (continued)
BNY Mellon International
Equity Income Fund	19,993
BNY Mellon Asset Allocation Fund	6,784

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing cash management services related to fund subscriptions and redemptions.The funds also compensate The Bank of New York Mellon under a cash management agreement for providing certain cash management services. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2013, for cash management services, which is included in “Shareholder servicing costs” in the Statements of Operations. These fees were partially offset by earnings credits for each fund, also summarized in Table 8.

During the period ended February 28, 2013, each fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 8—Cash Management Agreement Fees

	The Bank of	The Bank of
	New York Mellon	New York Mellon	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.
Cash Management Fees ($)		Earnings Credits ($)	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	21	—	33	5
BNY Mellon Large Cap
Market Opportunities Fund	1	—	3	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	1	—	3	—
BNY Mellon Income Stock Fund	10	—	16	2
BNY Mellon Mid Cap Multi-Strategy Fund	417	5	681	103
BNY Mellon Small Cap Multi-Strategy Fund	112	1	182	28
BNY Mellon U.S. Core Equity 130/30 Fund	3	—	6	1
BNY Mellon Focused Equity Opportunities Fund	4	—	6	1
BNY Mellon Small/Mid Cap Fund	6	—	9	2
BNY Mellon International Fund	22	—	37	6
BNY Mellon Emerging Markets Fund	68	1	109	16
BNY Mellon International Appreciation Fund	46	1	75	11
BNY Mellon International Equity Income Fund	3	—	5	1
BNY Mellon Asset Allocation Fund	6	—	9	1

(c) The Board members who are not “affiliated persons” as defined under the Act receive from the Trust an annual fee of $80,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $20,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $15,000.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Large Cap Stock Fund	390,920	2,314	32,500	5,308	—
BNY Mellon Large Cap Market Opportunities Fund	85,157	6	6,500	5,308	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	288,002	3	8,040	5,308	—
BNY Mellon Income Stock Fund	332,238	362	17,004	5,308	—
BNY Mellon Mid Cap Multi-Strategy Fund	789,824	4,788	50,044	5,308	—
BNY Mellon Small Cap Multi-Strategy Fund	173,280	1,286	25,000	5,308	—
BNY Mellon U.S. Core Equity 130/30 Fund	126,791	52	16,662	5,308	—
BNY Mellon Focused Equity Opportunities Fund	237,016	56	14,023	5,308	—
BNY Mellon Small/Mid Cap Fund	275,881	140	20,033	5,308	—
BNY Mellon International Fund	349,038	761	160,187	5,308	—
BNY Mellon Emerging Markets Fund	2,006,203	3,098	800,051	5,308	—
BNY Mellon International Appreciation Fund	42,627	856	6,070	5,308	—
BNY Mellon International Equity Income Fund	87,128	5	25,000	5,308	—
BNY Mellon Asset Allocation Fund	88,946	1,011	9,033	5,308	(42,159)

Table 10—Purchases and Sales

			Purchases ($)		Sales ($)
BNY Mellon Large Cap Stock Fund			252,882,482	524,215,370
BNY Mellon Large Cap Market Opportunities Fund			37,740,149		18,922,884
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund			492,595,615		39,930,630
BNY Mellon Income Stock Fund			167,063,158	105,896,410
BNY Mellon Mid Cap Multi-Strategy Fund		1,019,134,177		789,266,215
BNY Mellon Small Cap Multi-Strategy Fund			218,637,423	214,796,457
BNY Mellon Focused Equity Opportunities Fund			172,404,529	230,537,817
BNY Mellon Small/Mid Cap Fund			572,482,270	664,122,673
BNY Mellon International Fund			122,387,589	229,071,552
BNY Mellon Emerging Markets Fund			453,869,679	645,231,738
BNY Mellon International Appreciation Fund			808,679		28,527,057
BNY Mellon International Equity Income Fund			88,693,185		46,691,554
BNY Mellon Asset Allocation Fund			59,275,215		65,385,051
BNY Mellon U.S. Core Equity 130/30 Fund
Long transactions			160,663,953	278,766,086
Short sale transactions			117,653,360		85,193,459
Total			278,317,313	363,959,545

The Funds 159

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities and securities sold short, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended February 28, 2013.

Short Sales: BNY Mellon U.S. Core Equity 130/30 Fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short position. Securities Sold Short at February 28, 2013 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each relevant fund during the period ended February 28, 2013 is discussed below.

Table 11 shows BNY Mellon International Appreciation Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Table 11—Derivatives and Hedging

Fair value of derivative instruments for BNY Mellon International Appreciation Fund as of February 28, 2013 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk	—	Equity risk[1]	(8,443)
Gross fair value of derivatives contracts	—		(8,443)

Statement of Assets and Liabilities location:

1 Includes cumulative (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the
Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for BNY Mellon International Appreciation Fund during the period ended February 28, 2013 is shown below:

	Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[2]	Forward Contracts[3]	Total
Equity	272,942	—	272,942
Foreign exchange	—	32,962	32,962
Total	272,942	32,962	305,904

	Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures[4]	Forward Contracts[5]	Total
Equity	18,121	—	18,121
Foreign exchange	—	(18,881)	(18,881)
Total	18,121	(18,881)	(760)

Statement of Operations location:
2 Net realized gain (loss) on financial futures.
3 Net realized gain (loss) on forward foreign currency exchange contracts.
4 Net unrealized appreciation (depreciation) on financial futures.
5 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Financial Futures: In the normal course of pursuing its investment objective, BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon International Appreciation Fund are exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The funds invest in financial futures in order to manage their exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations.When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at February 28, 2013 are set forth in the Statements of Financial Futures. At February 28, 2013, BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon U.S. Core Equity 130/30 Fund and BNY Mellon Focused Equity Opportunities Fund did not have open financial futures outstanding.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received.The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The Funds 161

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 12 summarizes BNY Mellon Income Stock Fund’s call/put options written during the period ended February 28, 2013.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. Table 13 summarizes open forward contracts for each relevant fund at February 28, 2013.

Table 12—Options Written

BNY Mellon Income Stock Fund					Options Terminated
		Number of	Premiums			Net Realized
Options Written		Contracts	Received ($)		Cost ($)	Gain ($)
Contracts outstanding August 31, 2012		—	—
Contracts written		5,246	207,617
Contracts terminated:
Contracts closed		3,540	195,439		20,674	174,765
Contracts expired		1,706	12,178		—	12,178
Total contracts terminated		5,246	207,617		20,674	186,943
Contracts outstanding February 28, 2013		—	—

Table 13—Forward Foreign Currency Exchange Contracts

BNY Mellon International Fund
	Foreign					Unrealized
	Currency					Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)		Value ($)	(Depreciation) ($)
Purchases:
British Pound, Expiring 3/1/2013[a]	83,508	126,610		126,687		77
Japanese Yen, Expiring 3/4/2013[b]	8,394,756	91,023		90,568		(455)
Sales;		Proceeds ($)
Japanese Yen, Expiring 3/4/2013[c]	68,008,732	743,135		733,722		9,413
Gross Unrealized Appreciation						9,490
Gross Unrealized Depreciation						(455)

Counterparties:
a Barclays Bank
b Morgan Stanley
c JPMorgan Chase & Co.

Table 13—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Brazilian Real, Expiring 3/5/2013[a]	5,772,551	2,933,505	2,916,314	(17,191)
Hungarian Forint, Expiring 3/4/2013[a]	11,079,916	49,093	48,955	(138)
Indian Rupee, Expiring 3/1/2013[b]	60,239,231	1,106,322	1,107,237	915
Malaysian Ringgit, Expiring 3/1/2013[c]	444,730	143,879	143,902	23
Taiwan Dollar, Expiring 3/1/2013[d]	221,760,000	7,491,892	7,475,098	(16,794)
Sales:		Proceeds ($)
South Korean Won, Expiring:
3/4/2013[c]	708,135,399	654,046	653,970	76
3/5/2013[c]	358,502,277	327,998	331,081	(3,083)
Thai Baht, Expiring 3/5/2013[c]	107,062,756	3,598,143	3,598,748	(605)
Gross Unrealized Appreciation				1,014
Gross Unrealized Depreciation				(37,811)

Counterparties:
a	Citigroup
b	Deutsche Bank
c	HSBC
[d]	Standard Chartered Bank

Table 13—Forward Foreign Currency Exchange Contracts (continued)

BNY Mellon International Equity Income Fund
	Foreign
	Currency			Unrealized
Forward Foreign Currency Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases;
Euro, Expiring 3/1/2013[a]	567,565	743,453	740,985	(2,468)
Sales;		Proceeds ($)
Polish Zloty, Expiring 3/1/2013[a]	2,012,563	632,106	633,439	(1,333)
				(3,801)

Counterparty:
a Goldman Sachs

The Funds 163

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 14 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 28, 2013.

Table 15 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2013.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 14—Average Market Value of Derivatives

			Average
			Market Value ($)
BNY Mellon Income Stock Fund
Equity options contracts			26,261
BNY Mellon Mid Cap Multi-Strategy Fund
Equity financial futures			28,149,461
BNY Mellon International Fund
Forward contracts			3,795,885
BNY Mellon Emerging Markets Fund
Forward contracts			3,822,139
BNY Mellon International Appreciation Fund
Equity financial futures			1,710,594
Forward contracts			887,250
BNY Mellon International Equity Income Fund
Forward contracts			214,738

Table 15—Accumulated Net Unrealized Appreciation (Depreciation)

	Gross	Gross
	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	193,045,198	4,230,468	188,814,730
BNY Mellon Large Cap Market Opportunities Fund	26,082,968	2,072,952	24,010,016
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	28,944,989	2,776,198	26,168,791
BNY Mellon Income Stock Fund	106,056,894	12,451,977	93,604,917
BNY Mellon Mid Cap Multi-Strategy Fund	190,052,405	11,939,320	178,113,085
BNY Mellon Small Cap Multi-Strategy Fund	29,911,513	5,082,422	24,829,091
BNY Mellon U.S. Core Equity 130/30 Fund	42,589,821	813,202	41,776,619
BNY Mellon Focused Equity Opportunities Fund	79,883,718	3,014,254	76,869,464
BNY Mellon Small/Mid Cap Fund	48,210,536	8,872,599	39,337,937
BNY Mellon International Fund	48,778,035	76,674,552	(27,896,517)
BNY Mellon Emerging Markets Fund	361,760,773	202,641,284	159,119,489
BNY Mellon International Appreciation Fund	15,070,752	43,603,772	(28,533,020)
BNY Mellon International Equity Income Fund	14,443,047	1,874,401	12,568,646
BNY Mellon Asset Allocation Fund	49,446,764	596,561	48,850,203

PROXY RESULTS (Unaudited)

BNY Mellon Funds Trust, on behalf of BNY Mellon Mid Cap Multi-Strategy Fund (the Fund), held a special meeting of shareholders on February 28, 2013.The proposals considered at the meeting and the results are as follows:

				Shares
			Votes For	Authority Withheld	Abstain
1	.	To approve the implementation of a multi-manager
		arrangement whereby BNY Mellon Fund Advisers,
		a division of The Dreyfus Corporation, the Fund’s
		investment adviser (the Adviser), under certain
		circumstances, would be able to hire and replace
		sub-investment advisers for the Fund without
		obtaining shareholder approval.	103,970,451	101,361	65,178
2	.	To approve a sub-investment advisory agreement
		for the Fund between the Adviser and
		Geneva Capital Management, Ltd.	103,990,909	82,754	63,327

The Funds 165

INFORMATION ABOUT THE APPROVAL OF THE GENEVA

SUB-ADVISORY AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust, held on December 4, 2012 (the “Board Meeting”), BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the investment adviser (the “Adviser”) for BNY Mellon Mid Cap Multi-Strategy Fund (the “Fund”), a series of theTrust, recommended the appointment of Geneva Capital Management Ltd. (“Geneva”), an unaffiliated sub-investment adviser, to serve as a sub-investment adviser for the Fund.The recommendation of Geneva was based on, among other information, the Adviser’s review and due diligence report relating to Geneva and its investment advisory services. In the opinion of the Adviser, the proposed allocation to Geneva of a portion of the Fund’s assets, with no increase in the advisory fee paid by the Fund, would be in the best interests of the Fund’s shareholders.

At the Board Meeting, the Board, including a majority of theTrustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Adviser (the “IndependentTrustees”), considered and approved the Geneva Sub-Advisory Agreement. In determining whether to approve the Geneva Sub-Advisory Agreement, the Board considered the due diligence materials prepared by the Adviser and other information received in advance of the Board Meeting, which was comprised of: (i) a copy of the Geneva Sub-Advisory Agreement between the Adviser and Geneva; (ii) information regarding the process by which the Adviser selected and recommended Geneva for Board approval; (iii) information regarding the nature, extent and quality of the services Geneva would provide to the Fund; (iv) information regarding Geneva’s investment process, reputation, investment management business, personnel, and operations; (v) information regarding Geneva’s brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fee to be charged by Geneva; (vii) information regarding Geneva’s compliance program; (viii) information regarding

Geneva’s historical performance returns managing investment mandates similar to the Fund’s investment mandate for the portion of the Fund’s assets to be allocated to Geneva, with such performance compared to relevant indices; and (ix) information regarding Geneva’s financial condition.The Board also considered the substance of discussions with representatives of the Adviser at the Board Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Geneva. In examining the nature, extent and quality of the services to be provided by Geneva to the Fund, the Board considered (i) Geneva’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) its expertise in providing portfolio management services to other similar investment portfolios and the performance history of those portfolios; (iii) its proposed investment strategy for the Fund; (iv) its long- and short-term performance relative to comparable mutual funds and unmanaged indices; and (v) its compliance program. The Board specifically took into account Geneva’s investment process and research resources and capabilities, evaluating how Geneva would complement the Adviser and the other strategies for the Fund. The Board also discussed the acceptability of the terms of the Geneva Sub-Advisory Agreement. The Board also considered the review process undertaken by the Adviser, and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the Fund by Geneva.The Board concluded that the Fund will benefit from the quality and experience of Geneva’s investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by Geneva were adequate and appropriate in light of Geneva’s experience in managing mid cap equity assets, Geneva’s portfolio management and research resources to be applied in managing a portion of the Fund’s portfolio, and the Adviser’s recommendation to engage Geneva, and supported a decision to approve the Geneva Sub-Advisory Agreement.

Investment Performance of Geneva. Because Geneva would be a new sub-investment adviser for the Fund, the Board could not consider Geneva’s investment performance in managing a portion of the Fund’s portfolio as a factor in evaluating the Geneva Sub-Advisory Agreement during the Board Meeting. However, the Board did review Geneva’s historical performance record in managing other portfolios that were comparable to the Fund with respect to its investment mandate.The Board also discussed with representatives of the Adviser the investment strategies to be employed by Geneva in the management of its portion of the Fund’s assets. The Board noted Geneva’s reputation and experience with respect to growth-oriented mid cap equity investing, each portfolio manager’s experience in selecting mid cap growth stocks, and the Adviser’s experience in selecting, evaluating, and overseeing investment managers. Based on these factors, the Board supported a decision to approve the Geneva Sub-Advisory Agreement.

Costs of Services to be Provided.The Board considered the proposed fee payable under the Geneva Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser, and not the Fund, and, thus, would not impact the fees paid by the Fund. The Board concluded that the proposed fee payable to Geneva by the Adviser with respect to the assets to be allocated to Geneva in its capacity as sub-investment adviser was reasonable and appropriate.

Profitability and Economies of Scale to be Realized.The Board recognized that, because Geneva’s fee would be paid by the Adviser, and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Investment Advisory Agreement between the Trust and the Adviser. Accordingly, considerations of profitability and economies of scale with respect to Geneva were not relevant to the Board’s determination to approve the Geneva Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to Geneva as a result of Geneva’s relationship with the Fund. The Board concluded that Geneva may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that Geneva was required to select brokers who met the Fund’s requirements for seeking best execution, and that the Adviser monitored and evaluated Geneva’s trade execution with respect to Fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters. The Board concluded that the benefits that were expected to accrue to Geneva by virtue of its relationship with the Fund were reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the IndependentTrustees, with the assistance of independent legal counsel, concluded that the initial approval of the Geneva Sub-Advisory Agreement was in the best interests of the Fund, and approved the Geneva Sub-Advisory Agreement for the Fund.

The Funds 167

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2013 MBSC Securities Corporation

MFTSA0213-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT February 28, 2013

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon Bond Fund	3
BNY Mellon Intermediate Bond Fund	5
BNY Mellon Corporate Bond Fund	7
BNY Mellon Short-Term U.S. Government Securities Fund	9
Understanding Your Fund's Expenses	11
Comparing Your Fund's Expenses With Those of Other Funds	12
Statements of Investments	13
Statements of Assets and Liabilities	32
Statements of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	44

For More Information

Back cover

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

Some sectors of the U.S. bond market gave up a portion of their previous gains over the past six months as the domestic and global economic recoveries gradually gained momentum. While growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases. As a result, longer-term interest rates climbed modestly, dampening prices of bonds that tend to be more sensitive to economic developments.

Thank you for your continued confidence and support.

Sincerely,

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by John F. Flahive, CFA, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Bond Fund’s Class M shares produced a total return of 0.86%, and Investor shares produced a total return of 0.73%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 0.15% for the same period.2

With interest rates anchored on the short end of the market’s maturity spectrum by the Federal Reserve Board’s (the “Fed”) historically low target for the overnight federal funds rate, income-oriented investors continued to seek higher yields from longer-term and riskier market sectors over the reporting period. The fund produced higher returns than its benchmark in this environment, primarily due to its emphasis on better performing corporate bonds and taxable municipal securities.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds.The fund’s investments in bonds must be rated investment-grade quality at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Accommodative Monetary Policies Kept Rates Low

Investor sentiment had begun to improve by the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Although investor optimism faltered in November due to uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, encouraging economic data and last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries.As a result, investors increasingly turned away from traditional safe havens, such as U.S.Treasuries, and toward riskier assets, including stocks and corporate-backed bonds.

While prices of longer-term U.S. government securities fell under these conditions, declines were cushioned by the Fed’s aggressively accommodative monetary policy initiatives, including a new, open-ended round of quantitative easing involving purchases of up to $40 billion of mortgage-backed securities per month. In addition, the Fed’s easy-money policies helped mitigate some of the impact of uncertainty stemming from the contentious political debate regarding U.S. tax and fiscal policies. Meanwhile, an improving business environment buoyed prices of investment grade corporate-backed securities, reducing yield differences along the market sector’s credit-quality spectrum.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selection Strategy Produced Positive Results

The fund’s relative performance was bolstered during the reporting period by an underweighted position in U.S. Treasury and government agency securities, and overweighted exposure to higher yielding market sectors.The fund also benefited from an overweighted position in Treasury Inflation Protected Securities (“TIPS”).Among investment-grade corporate bonds, the fund achieved particularly robust results in the rebounding financials sector, including from holdings in the banking, brokerage and insurance industries.The fund also received relatively robust results from longer-term, taxable municipal bonds, which provided competitive yields compared to U.S. Treasury securities. The fund’s positions in commercial and residential mortgage-backed securities had relatively little impact on the fund’s relative performance over the reporting period, as our focus on AAA-rated, higher coupon residential mortgages with 15-year maturities helped mitigate weakness stemming from intensifying prepayment risks.

Our interest rate strategies also produced mildly positive results over the reporting period. We established the fund’s average duration in a range we considered to be slighter shorter than market averages, and we maintained a bias toward securities toward the longer end of the market’s maturity range.

Positioned for Further Economic Improvement

We have adopted a cautiously optimistic outlook as of the reporting period’s end. Although we are aware that the U.S. economy remains vulnerable to a number of headwinds, including the ongoing European financial crisis and ongoing concerns about U.S. fiscal policies, recent economic data suggests that interest rates have little room for further declines and eventually will begin to rise as the U.S. economic recovery gains momentum. Therefore, we have retained the fund’s mildly short duration posture, and we have continued to seek opportunities for what we believe are competitive levels of current income from higher yielding market sectors. In our view, these are prudent strategies during a long and choppy economic recovery.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays U.S.Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Investors cannot invest directly in any index.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by John F. Flahive, CFA, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 0.69%, and Investor shares produced a total return of 0.56%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 0.70%.2

With interest rates anchored on the short end of the market’s maturity spectrum by the Federal Reserve Board’s (the “Fed”) historically low target for the overnight federal funds rate, income-oriented investors continued to seek higher yields from riskier market sectors over the reporting period.The fund produced returns that were roughly in line with its benchmark.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase3 or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years.When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Accommodative Monetary Policies Kept Rates Low

Investor sentiment had begun to improve by the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Although investor optimism faltered in November due to uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, encouraging economic data and last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries.As a result, investors increasingly turned away from traditional safe havens, such as U.S.Treasuries, and toward riskier assets, including stocks and corporate-backed bonds.

While prices of intermediate-term U.S. government securities fell under these conditions, declines were cushioned by the Fed’s aggressively accommodative

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

monetary policy initiatives, including a new, open-ended round of quantitative easing involving purchases of up to $40 billion of mortgage-backed securities per month. In addition, the Fed’s easy-money policies helped mitigate some of the impact of uncertainty stemming from the contentious political debate regarding U.S. tax and fiscal policies. Meanwhile, an improving business environment buoyed prices of investment grade corporate-backed securities, reducing yield differences along the market sector’s credit-quality spectrum.

Security Selection Strategy Produced Positive Results

The fund’s relative performance was bolstered during the reporting period by underweighted positions in U.S. Treasury and government agency securities, and overweighted exposure to higher yielding market sectors.The fund also benefited from an overweighted position in Treasury Inflation Protected Securities (“TIPS”).Among investment-grade corporate bonds, the fund achieved particularly robust results in the rebounding financials sector, including from holdings in the banking, brokerage and insurance industries. The fund’s positions in commercial and residential mortgage-backed securities had relatively little impact on the fund’s relative performance over the reporting period, as our focus on AAA-rated, higher coupon residential mortgages were affected to a mild degree by intensifying prepayment risks.

Our interest rate strategies also produced mildly positive results over the reporting period. We established the fund’s average duration in a range we considered to be slighter shorter than market averages, and we maintained a bias toward securities toward the longer end of the intermediate-term maturity range.

Positioned for Further Economic Improvement

We have adopted a cautiously optimistic outlook as of the reporting period’s end. Although we are aware that the U.S. economy remains vulnerable to a number of headwinds, recent economic data suggests that interest rates have little room for further declines and eventually will begin to rise as the economic recovery gains momentum. Therefore, we have retained the fund’s mildly short duration posture, and we have continued to seek opportunities for what we believe are competitive levels of current income from higher yielding market sectors. In our view, these are prudent strategies during a long and choppy economic recovery.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,
Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by John F. Flahive, CFA, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 2.64%, and its Investor shares returned 2.52%1. In comparison, the fund’s benchmark, the Barclays U.S. Intermediate Credit Bond Index (the “Index”), produced a 1.96% total return for the same period.2

With interest rates anchored on the short end of the market’s maturity spectrum by the Federal Reserve Board’s (the “Fed”) historically low target for the overnight federal funds rate, income-oriented investors continued to seek higher yields from longer term and riskier market sectors over the reporting period. The fund produced higher returns than its benchmark in this environment, primarily due to the success of its security selection strategy.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds.The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate and government bonds denominated in foreign currencies, municipal bonds and commercial paper and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Accommodative Monetary Policies Kept Rates Low

Investor sentiment had begun to improve by the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth.Although investor optimism faltered in November due to uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, encouraging economic data and last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries. As a result, investors increasingly turned away from traditional safe havens, such as U.S. government securities, and toward riskier assets, including stocks and corporate-backed bonds.

While prices of longer term U.S. government securities fell under these conditions, an improving business environment buoyed prices of investment grade corporate-backed securities. Consequently, yield differences narrowed along the market sector’s credit-quality spectrum over the reporting period.

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selection Strategy Produced Positive Results

The fund’s relative performance was bolstered during the reporting period by particularly robust results in the rebounding financials sector, including from portfolio holdings in the banking, brokerage and real estate-related industries. Underweighted exposure to, and favorable security selections within, the consumer non-cyclical sector also helped support the fund’s performance. In addition, the fund received relatively strong results from longer term, taxable municipal bonds, which provided competitive yields.

On the other hand, our security selection strategy in the corporate bond market’s industrials sector detracted mildly from the fund’s relative results. Our interest rate strategies also proved to be a slight drag on performance over the reporting period.We had established the fund’s average duration in a range we considered to be slighter longer than market averages, which increased the fund’s sensitivity to bouts of heightened market volatility during the reporting period.

Positioned for Further Economic Improvement

We have adopted a cautiously optimistic outlook as of the reporting period’s end. Although we are aware that the U.S. economy remains vulnerable to a number of headwinds, including the ongoing European financial crisis and ongoing concerns about U.S. fiscal policies, recent economic data suggests that interest rates have little room for further declines and eventually will begin to rise as the U.S. economic recovery gains momentum. In addition, we expect the recovery to continue to support business conditions for corporate bond issuers. Therefore, we have maintained the fund’s mildly long duration posture, and we have continued to seek opportunities for competitive levels of current income from what we believe are attractively valued industry groups. In our view, these are prudent strategies during a long and choppy economic recovery.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of –0.16%, and Investor shares produced a total return of –0.29%.1 In comparison, the Barclays 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 0.19%.2

Interest rates remained anchored on the short end of the market’s maturity spectrum by the Federal Reserve Board’s (the “Fed”) historically low target for the overnight federal funds rate, constraining returns from short-term U.S. government securities.The fund produced lower returns than its benchmark, mainly due to a relatively short duration posture.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Accommodative Monetary Policies Kept Rates Low

Investor sentiment had begun to improve by the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Although investor optimism faltered in November due to uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, encouraging economic data and last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries.As a result, investors increasingly turned away from traditional safe havens and toward riskier assets.

While prices of intermediate- and long-term U.S. government securities fell under these conditions, declines were cushioned by the Fed’s aggressively accommodative monetary policy initiatives, including a new, open-ended round of quantitative easing. In addition, the Fed’s easy-money policies helped mitigate some of the impact of uncertainty surrounding the “fiscal cliff” debate. Yields and prices of short-term U.S. government securities changed relatively little over

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

the reporting period as the Fed’s target for the overnight federal funds rate remained between 0% and 0.25%.

Security Selection Strategy Produced Positive Results

The fund’s relative performance was dampened during the reporting period by a relatively short average duration, which we had established in anticipation of stronger economic growth and potentially rising interest rates. However, rates generally fell at the longer end of the short-term maturity range when the Fed announced a new round of quantitative easing, and the fund did not participate fully in modest gains among short- to intermediate-term securities during the reporting period.

The fund offset some of its duration-related weakness through our security selection strategy.With yields of U.S. government securities at very low levels, we sought more competitive levels of current income from AAA-rated mortgage-backed securities, including project loans from Ginnie Mae and privately issued collateralized mortgage obligations.The fund also received positive contributions to its relative performance from taxable municipal bonds, which provided more attractive yields than comparable U.S. government securities.

Positioned for Further Economic Improvement

We are aware that the U.S. economy remains vulnerable to a number of headwinds, but recent economic data suggests that interest rates have little room for further declines. Indeed, with the Fed committed to low short-term interest rates through mid-2015, we expect short-term interest rates to remain relatively steady at today’s low levels.

In this environment, we have increased the fund’s average duration toward a market-neutral position, and we have continued to seek what we believe are competitive levels of current income from higher yielding market sectors. In our view, these are prudent strategies during a long and choppy economic recovery.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts and swaps.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays 1-3Year U.S. Government
Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

10

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from September 1, 2012 to February 28, 2013. It also shows how much as $1,000 investment would be worth at the close of the period assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.74	$3.98
Ending value (after expenses)	$1,008.60	$1,007.30
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.79	$4.13
Ending value (after expenses)	$1,006.90	$1,005.60
Annualized expense ratio (%)	.56	.83
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.96	$4.27
Ending value (after expenses)	$1,026.40	$1,025.20
Annualized expense ratio (%)	.59	.85
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.63	$3.86
Ending value (after expenses)	$998.40	$997.10
Annualized expense ratio (%)	.53	.78

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 11

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.76	$4.01
Ending value (after expenses)	$1,022.07	$1,020.83
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.81	$4.16
Ending value (after expenses)	$1,022.02	$1,020.68
Annualized expense ratio (%)	.56	.83
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.96	$4.26
Ending value (after expenses)	$1,021.87	$1,020.58
Annualized expense ratio (%)	.59	.85
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.66	$3.91
Ending value (after expenses)	$1,022.17	$1,020.93
Annualized expense ratio (%)	.53	.78

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.4%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—1.0%
Ally Auto Receivables Trust, Ser. 2010-3, Cl. A4	1.55	8/17/15	3,545,000		3,581,999
AmeriCredit Automobile Receivables Trust, Ser. 2011-3, Cl. A3	1.17	1/8/16	1,500,000		1,505,947
Nissan Auto Receivables Owner Trust, Ser. 2010-A, Cl. A4	1.31	9/15/16	3,965,000		3,995,540
World Omni Auto Receivables Trust, Ser. 2011-A, Cl. A3	1.11	5/15/15	3,816,102		3,829,228
					12,912,714
Casinos—.7%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,351,000	[a]	1,299,378
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	1,097,000	[a]	1,069,608
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,608,000	[a]	1,531,749
Seminole Indian Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	3,296,000	[a]	3,394,504
Seminole Indian Tribe of Florida, Scd. Notes	7.75	10/1/17	1,130,000	[a]	1,230,287
					8,525,526
Commercial Mortgage Pass-Through Ctfs.—1.9%
Commercial Mortgage Asset Trust, Ser. 1999-C1, Cl. D	7.35	1/17/32	2,260,000	[b]	2,333,204
JP Morgan Chase Commercial Mortgage
Securities Trust, Ser. 2004-C1, Cl. A2	4.30	1/15/38	56,528		56,921
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	8,670,000		9,232,254
UBS-Citigroup Commercial Mortgage Trust, Ser. 2011-C1, Cl. A2	2.80	1/10/45	10,750,000		11,399,843
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	1,110,000		1,172,220
					24,194,442
Consumer Discretionary—4.6%
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000		6,509,180
Comcast, Gtd. Notes	3.13	7/15/22	3,820,000		3,923,755
Comcast, Gtd. Notes	5.90	3/15/16	8,010,000		9,179,468
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	8,110,000		8,585,887
News America, Gtd. Notes	6.15	3/1/37	5,054,000		6,033,617
Time Warner, Gtd. Notes	4.00	1/15/22	6,125,000		6,606,731
Time Warner Cable, Gtd. Notes	4.13	2/15/21	10,550,000		11,296,180
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	6,500,000		6,535,763
					58,670,581
Consumer Staples—1.8%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	6,160,000		6,052,071
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	2,795,000		2,794,234
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000		8,109,503
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	5,610,000	[a]	6,186,758
					23,142,566
Energy—.6%
BP Capital Markets, Gtd. Notes	3.88	3/10/15	5,565,000		5,916,274
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	1,925,000		2,111,124
					8,027,398

The Funds 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial—15.8%
American International Group, Sr. Unscd. Notes	5.85	1/16/18	8,300,000		9,785,617
Bank of America, Sub. Notes	5.49	3/15/19	19,975,000		22,491,231
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	6,655,000		6,720,192
Bear Stearns, Sub. Notes	5.55	1/22/17	5,681,000		6,481,186
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000		9,562,657
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	7,185,000		7,818,236
Citigroup, Sub. Notes	5.00	9/15/14	6,815,000		7,171,465
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	3,135,000		3,712,458
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	6,225,000		6,389,091
General Electric Capital, Sub. Notes	5.30	2/11/21	12,835,000		14,794,507
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000		9,406,488
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	10,510,000		12,591,915
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	6,255,000		6,786,675
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	6,318,000		7,909,656
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000		8,974,745
Morgan Stanley, Sub. Notes	4.88	11/1/22	9,035,000		9,556,383
NYSE Euronext, Sr. Unscd. Notes	2.00	10/5/17	7,340,000		7,558,923
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	7,135,000		7,815,251
Rabobank Nederland, Bank Gtd. Notes	5.25	5/24/41	6,335,000		7,309,431
RBS Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a]	8,770,244
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,520,000		10,288,496
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	6,630,000		7,032,560
					198,927,407
Foreign/Governmental—1.3%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000		6,925,025
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,480,000	[c]	1,646,500
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000		7,450,937
					16,022,462
Health Care—1.2%
Amgen, Sr. Unscd. Notes	5.65	6/15/42	7,955,000		9,389,334
Thermo Fisher Scientific, Sr. Unscd. Notes	3.60	8/15/21	5,500,000		5,709,918
					15,099,252
Industrial—1.0%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	11,060,000		11,213,424
Tyco International Finance, Gtd. Notes	3.38	10/15/15	1,087,000		1,148,654
					12,362,078
Information Technology—1.9%
Intel, Sr. Unscd. Notes	2.70	12/15/22	10,900,000		10,795,066
Oracle, Sr. Unscd. Notes	5.75	4/15/18	10,410,000		12,614,744
					23,409,810

14

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Materials—1.2%
CRH America, Gtd. Notes	5.30	10/15/13	7,100,000		7,286,787
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	7,075,000		7,371,761
					14,658,548
Municipal Bonds—6.6%
California, GO (Build America Bonds)	7.30	10/1/39	11,215,000		15,766,944
Chicago, GO	7.78	1/1/35	6,460,000		8,336,953
Illinois, GO	4.42	1/1/15	4,935,000		5,205,043
Los Angeles Community College District,
GO (Build America Bonds)	6.75	8/1/49	13,725,000		19,773,882
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	3,985,000		4,541,704
New Jersey Turnpike Authority,
Turnpike Revenue (Build America Bonds)	7.10	1/1/41	8,145,000		11,589,765
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	5,430,000		6,327,742
Oakland Unified School
District, GO (Build America Bonds)	9.50	8/1/34	3,550,000		4,187,544
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	8,010,000		8,010,000
					83,739,577
Telecommunications—3.1%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000		9,035,914
Rogers Communications, Gtd. Notes	6.38	3/1/14	6,810,000		7,184,250
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	9,395,000		9,727,414
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	10,755,000		12,765,475
					38,713,053
U.S. Government Agencies—.7%
Federal National Mortgage Association, Notes	2.63	10/10/24	6,755,000	[d]	6,773,394
Federal National Mortgage Association, Notes	3.00	9/16/14	1,480,000	[d]	1,544,210
					8,317,604
U.S. Government Agencies/
Mortgage-Backed—29.9%
Federal Home Loan Mortgage Corp.:
3.00%			12,130,000	[d,e]	12,727,023
3.50%			17,440,000	[d,e]	18,363,774
2.50%, 3/1/28			10,945,000	[d]	11,360,569
3.00%, 11/1/42			14,141,606	[d]	14,596,789
4.00%, 4/1/24—1/1/41			20,932,635	[d]	22,257,604
4.50%, 5/1/39—11/1/41			56,903,653	[d]	62,240,923
5.00%, 12/1/39—7/1/40			16,154,274	[d]	17,643,028
5.50%, 12/1/37—12/1/38			14,871,595	[d]	16,178,772
6.00%, 5/1/38			3,003,248	[d]	3,287,081

The Funds 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association:
3.00%			12,090,000	[d,e]	12,728,503
3.50%			12,065,000	[d,e]	12,760,623
3.00%, 10/1/32			6,829,398	[d]	7,147,392
3.34%, 4/1/41			8,088,864	[b,d]	8,535,634
3.50%, 1/1/26—6/2/42			41,810,555	[d]	44,683,499
4.00%, 2/1/41—4/1/42			34,217,964	[d]	36,657,359
4.50%, 3/1/23—7/1/24			5,756,390	[d]	6,195,892
5.00%, 12/1/21—2/1/41			17,328,377	[d]	19,002,357
5.50%, 2/1/38—5/1/38			17,819,013	[d]	19,619,088
6.00%, 4/1/33—10/1/38			13,329,246	[d]	14,900,552
REMIC, Ser. 2011-8, Cl. PV, 4.00%, 1/25/30			3,777,000	[d]	4,190,986
Government National Mortgage Association I;
5.00%, 11/15/34—1/15/39			10,639,398		11,700,111

					376,777,559
U.S. Government Securities—24.3%
U.S. Treasury Inflation Protected Securities:
Bonds, 2.38%, 1/15/27			14,363,944	[c,f]	19,546,182
Notes, 0.63%, 7/15/21			8,257,455	[f]	9,429,626
Notes, 1.38%, 7/15/18			12,666,391	[c,f]	14,877,069
Notes, 1.38%, 1/15/20			10,321,279	[c,f]	12,296,029
Notes, 2.38%, 1/15/17			14,381,023	[f]	16,817,931
U.S. Treasury Notes:
0.25%, 1/15/15			15,500,000	[c]	15,506,060
0.25%, 8/15/15			41,950,000	[c]	41,907,421
0.25%, 9/15/15			22,000,000	[c]	21,974,216
0.25%, 12/15/15			14,250,000	[c]	14,221,058
0.38%, 4/15/15			15,500,000	[c]	15,538,750
0.63%, 9/30/17			8,500,000	[c]	8,480,076
0.75%, 6/15/14			19,500,000	[c]	19,640,166
0.75%, 6/30/17			12,255,000	[c]	12,321,067
0.88%, 12/31/16			5,500,000	[c]	5,575,196
1.25%, 4/30/19			12,000,000	[c]	12,147,192
1.25%, 10/31/19			4,000,000	[c]	4,021,876
1.38%, 2/28/19			19,000,000	[c]	19,408,215
1.50%, 7/31/16			12,995,000	[c]	13,465,055
1.75%, 7/31/15			14,560,000	[c]	15,071,871
1.75%, 5/15/22			11,730,000	[c]	11,720,839
2.00%, 2/15/22			2,500,000	[c]	2,562,305
					306,528,200
Utilities—.8%
Boston Gas, Sr. Unscd. Notes	4.49	2/15/42	4,750,000	[a]	5,007,402
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	5,130,000		5,345,655
					10,353,057
Total Bonds and Notes
(cost $1,159,722,185)					1,240,381,834

16

BNY Mellon Bond Fund (continued)

	Principal			Investment of Cash Collateral
Short-Term Investments—4.5%	Amount ($)		Value ($)	for Securities Loaned—.0%	Shares	Value ($)

U.S. Treasury Bills:				Registered
0.06%, 3/7/13	31,102,000		31,101,844	Investment Company;
0.09%, 3/14/13	25,397,000		25,396,644	Dreyfus Institutional Cash
Total Short-Term Investments				Advantage Fund
(cost $56,497,840)			56,498,488	(cost $518,400)	518,400 [g] 518,400

				Total Investments
Other Investment—.6%	Shares		Value ($)	(cost $1,223,979,544)	103.5%	1,304,639,841

Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(3.5%)	(43,523,531)
Plus Money Market Fund
				Net Assets	100.0%	1,261,116,310
(cost $7,241,119)	7,241,119	[g]	7,241,119

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, these securities were valued at $28,489,930 or 2.3% of net assets.
b Variable rate security—interest rate subject to periodic change. Security, or portion thereof, on loan.
c At February 28, 2013, the value of the fund’s securities on loan was $219,666,414 and the value of the collateral held by the fund was $224,401,268, consisting of cash collateral of $518,400 and U.S. Government & Agency securities valued at $223,882,868.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government Agencies/Mortgage-Backed	54.9	Commercial Mortgage-Backed	1.9
Corporate Bonds	32.7	Foreign/Governmental	1.3
Municipal Bonds	6.6	Asset-Backed	1.0
Short-Term/Money Market Investments	5.1		103.5

† Based on net assets.
See notes to financial statements.

The Funds 17

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.9%	Rate (%)	Date	Amount ($)		Value ($)
Casinos—.6%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	1,007,000	[a]	968,523
Agua Caliente Band of Cahuilla Indians, Scd. Notes	6.35	10/1/15	539,000	[a]	525,541
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	1,228,000	[a]	1,169,768
Seminole Indian Tribe of Florida, Sr. Scd. Notes	5.80	10/1/13	2,255,000	[a]	2,322,393
Seminole Indian Tribe of Florida, Scd. Notes	7.75	10/1/17	765,000	[a]	832,894
					5,819,119
Consumer Discretionary—5.3%
Daimler Finance North America, Gtd. Notes	6.50	11/15/13	4,385,000		4,560,729
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,665,000		6,696,109
Johnson Controls, Sr. Unscd. Notes	5.50	1/15/16	6,075,000		6,817,869
NBCUniversal Media, Sr. Unscd. Notes	4.38	4/1/21	6,000,000		6,769,476
Stanford University, Bonds	4.75	5/1/19	5,000,000		5,985,455
Time Warner Cable, Gtd. Notes	4.13	2/15/21	7,225,000		7,736,010
Time Warner, Gtd. Notes	4.00	1/15/22	4,930,000		5,317,744
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	7,920,000		8,730,256
					52,613,648
Consumer Staples—3.4%
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	3,430,000		3,461,697
ConAgra Foods, Sr. Unscd. Notes	3.20	1/25/23	2,000,000		1,999,452
Diageo Capital, Gtd. Notes	1.50	5/11/17	2,345,000		2,374,857
Diageo Finance, Gtd. Notes	5.50	4/1/13	2,080,000		2,087,800
Kroger, Sr. Unscd. Notes	2.20	1/15/17	3,495,000		3,609,444
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000		5,387,163
Mondelez International, Sr. Unscd. Notes	4.13	2/9/16	6,930,000		7,558,953
Pernod-Ricard, Sr. Unscd. Notes	4.45	1/15/22	4,100,000	[a]	4,521,517
Walgreen, Sr. Unscd. Notes	1.80	9/15/17	2,975,000		3,020,860
					34,021,743
Energy—1.5%
BP Capital Markets, Gtd. Notes	3.20	3/11/16	6,250,000		6,676,281
Occidental Petroleum, Sr. Unscd. Notes	4.13	6/1/16	3,005,000		3,324,513
Petrobras International Finance, Gtd. Notes	3.88	1/27/16	4,860,000		5,104,599
					15,105,393
Financial—17.4%
American Express Credit, Sr. Unscd. Notes	2.75	9/15/15	3,650,000		3,819,973
American International Group, Sr. Unscd. Notes	5.85	1/16/18	5,425,000		6,396,021
Bank of America, Sub. Notes	5.49	3/15/19	10,965,000		12,346,250
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	4,800,000		4,847,021
Bear Stearns, Sub. Notes	5.55	1/22/17	7,581,000		8,648,807

18

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	4,975,000		5,249,307
Citigroup, Sub. Notes	5.00	9/15/14	7,780,000		8,186,941
Citigroup, Sr. Unscd. Notes	6.13	11/21/17	2,840,000		3,363,119
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	4,550,000		4,669,938
General Electric Capital, Sr. Unscd. Notes	1.88	9/16/13	8,375,000		8,445,409
General Electric Capital, Sub. Notes	5.30	2/11/21	1,955,000		2,253,468
Goldman Sachs Group, Sr. Unscd. Notes	3.30	5/3/15	7,780,000		8,138,837
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	6,797,000		8,143,411
Jefferies Group, Sr. Unscd. Notes	5.13	4/13/18	4,545,000		4,931,325
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	4,695,000		5,877,783
John Deere Capital, Sr. Unscd. Notes	1.25	12/2/14	3,000,000		3,044,577
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000		5,255,085
Morgan Stanley, Sub. Notes	4.88	11/1/22	6,100,000		6,452,013
NYSE Euronext, Sr. Unscd. Notes	2.00	10/5/17	5,300,000		5,458,078
Private Export Funding, Scd. Note	2.45	7/15/24	19,750,000		19,935,847
Private Export Funding, Gov’t Gtd. Notes	4.38	3/15/19	1,065,000		1,256,521
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,735,000		5,186,435
Rabobank Nederland, Bank Gtd. Notes	3.38	1/19/17	4,785,000		5,157,402
Royal Bank of Canada, Covered Bonds	1.20	9/19/17	3,330,000		3,340,723
Royal Bank of Scotland Group, Sr. Unscd. Notes	2.55	9/18/15	5,470,000		5,634,067
Simon Property Group, Sr. Unscd. Notes	4.20	2/1/15	6,682,000		7,063,689
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	3,650,000		3,871,621
Wachovia, Sub. Notes	5.25	8/1/14	6,210,000		6,595,157
					173,568,825
Foreign/Governmental—1.5%
Mexican Government, Sr. Unscd. Notes	6.63	3/3/15	1,064,000	[b]	1,183,700
Province of Nova Scotia Canada,
Sr. Unscd. Bonds	5.13	1/26/17	5,430,000		6,317,501
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000		7,468,131
					14,969,332
Health Care—3.1%
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000		3,494,201
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	6,090,000		7,330,703
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000		7,112,302
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000		5,103,960
Thermo Fisher Scientific, Sr. Unscd. Notes	3.20	3/1/16	7,090,000		7,510,884
					30,552,050

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial—.7%
ABB Finance USA, Gtd. Notes	1.63	5/8/17	5,065,000		5,138,483
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000		2,329,230
					7,467,713
Information Technology—2.0%
FISERV, Gtd. Notes	3.13	6/15/16	4,000,000		4,223,812
Intel, Sr. Unscd. Notes	1.35	12/15/17	7,180,000		7,204,175
Oracle, Sr. Unscd. Notes	5.75	4/15/18	7,000,000		8,482,537
					19,910,524
Materials—1.2%
CRH America, Gtd. Notes	5.30	10/15/13	4,784,000		4,909,857
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	6,245,000		6,882,234
					11,792,091
Municipal Bonds—3.8%
California, GO (Various Purpose)	5.45	4/1/15	4,550,000		4,999,949
California, GO (Various Purpose)	5.95	4/1/16	3,255,000		3,726,031
Illinois, GO	4.42	1/1/15	3,225,000		3,401,472
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	9,625,000		10,969,612
North Texas Tollway Authority,
Special Projects System Revenue, BAN	2.44	9/1/13	9,020,000		9,115,341
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	5,830,000		5,830,000
					38,042,405
Telecommunications—2.2%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	3,900,000		4,416,048
Rogers Communications, Gtd. Notes	6.38	3/1/14	4,934,000		5,205,153
Telefonica Emisiones, Gtd. Notes	4.95	1/15/15	6,635,000		6,983,337
Verizon Communications, Sr. Unscd. Notes	8.75	11/1/18	4,244,000		5,796,553
					22,401,091
U.S. Government Agencies—1.6%
Federal Farm Credit Bank, Bonds	1.99	3/26/18	8,000,000		8,008,664
Federal Home Loan Bank, Bonds	0.50	10/16/15	750,000		750,025
Federal National Mortgage Association, Notes	0.52	2/22/16	705,000	[c]	705,025
Federal National Mortgage Association, Notes	0.75	12/19/14	1,000,000	[c]	1,008,585
Federal National Mortgage Association, Notes	3.00	9/16/14	4,895,000	[c]	5,107,370
					15,579,669

20

BNY Mellon Intermediate Bond Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)

U.S. Government Agencies/				U.S. Government
Mortgage-Backed—.0%				Securities (continued)
Federal Home Loan				U.S. Treasury Notes (continued):
Mortgage Corp.;				0.75%, 6/30/17	1,750,000		1,759,434
REMIC, Ser. 2134, Cl. PM,				0.88%, 12/31/16	5,500,000	[b]	5,575,196
5.50%, 3/15/14	70,420	[c]	71,758	0.88%, 1/31/17	22,750,000	[b]	23,050,368
Government National				0.88%, 2/28/17	21,350,000	[b]	21,625,223
Mortgage Association I:				0.88%, 4/30/17	19,000,000	[b]	19,224,143
Ser. 2004-23, Cl. AB,				1.00%, 9/30/16	6,250,000	[b]	6,368,656
3.63%, 9/16/27	82,727		84,155	1.25%, 2/15/14	12,500,000	[b]	12,630,375
Ser. 2005-76, Cl. A,				1.25%, 3/15/14	3,305,000	[b]	3,341,795
3.96%, 5/16/30	20,884		20,925	1.25%, 4/15/14	6,000,000		6,071,952
Ser. 2004-12, Cl. BA,				1.25%, 4/30/19	7,720,000	[b]	7,814,693
4.81%, 8/16/32	42,107		42,324	1.50%, 6/30/16	10,175,000	[b]	10,539,072
			219,162	1.50%, 7/31/16	1,000,000		1,036,172
				1.63%, 11/15/22	4,000,000		3,917,500
U.S. Government				1.75%, 7/31/15	2,280,000	[b]	2,360,156
Securities—53.9%				1.75%, 5/15/22	27,745,000	[b]	27,723,331
U.S. Treasury Bonds;				2.00%, 11/15/21	500,000	[b]	514,258
7.25%, 5/15/16	1,500,000		1,826,953	2.00%, 2/15/22	16,045,000	[b]	16,444,873
U.S. Treasury Inflation				2.13%, 11/30/14	18,200,000	[b]	18,806,442
Protected Securities:				2.13%, 2/29/16	21,200,000	[b]	22,319,636
Notes, 1.38%, 7/15/18	8,305,830	[b,d]	9,755,455	2.13%, 8/15/21	10,000,000	[b]	10,423,440
Notes, 1.38%, 1/15/20	1,003,458	[d]	1,195,447	2.38%, 9/30/14	17,930,000	[b]	18,544,945
Notes, 2.38%, 1/15/17	17,958,630	[d]	21,001,774	2.38%, 10/31/14	18,250,000	[b]	18,904,445
Notes, 0.63%, 7/15/21	14,405,973	[d]	16,450,945	2.38%, 5/31/18	1,530,000		1,652,281
U.S. Treasury Notes:				2.50%, 3/31/15	1,250,000		1,308,496
0.25%, 10/31/14	80,000	[b]	80,050	2.50%, 4/30/15	3,000,000		3,144,843
0.25%, 12/15/14	1,250,000		1,250,684	2.63%, 1/31/18	11,000,000		12,001,176
0.25%, 1/15/15	1,250,000		1,250,489	2.63%, 8/15/20	3,430,000	[b]	3,741,379
0.25%, 5/15/15	5,825,000	[b]	5,823,637	2.63%, 11/15/20	970,000	[b]	1,056,315
0.25%, 8/15/15	550,000		549,442	3.13%, 5/15/21	6,500,000	[b]	7,308,437
0.25%, 9/15/15	12,250,000		12,235,643	3.25%, 7/31/16	7,135,000	[b]	7,818,397
0.25%, 12/15/15	30,000,000		29,939,070	3.38%, 11/15/19	7,000,000	[b]	8,010,079
0.38%, 11/15/14	16,250,000	[b]	16,293,160	3.50%, 5/15/20	14,250,000	[b]	16,438,714
0.50%, 10/15/14	1,250,000		1,255,909	3.63%, 2/15/20	500,000	[b]	580,742
0.63%, 7/15/14	20,110,000	[b]	20,227,060	3.75%, 11/15/18	2,405,000		2,785,103
0.63%, 5/31/17	9,610,000	[b]	9,619,014	4.25%, 11/15/13	18,000,000		18,521,730
0.63%, 9/30/17	17,560,000	[b]	17,518,839	4.50%, 11/15/15	6,070,000	[b]	6,752,402
0.75%, 12/15/13	9,000,000		9,042,192	5.13%, 5/15/16	1,000,000		1,150,235
0.75%, 6/15/14	11,250,000	[b]	11,330,865				537,913,062

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utilities—.7%
Duke Energy Carolinas, First Mortgage Bonds	1.75	12/15/16	3,010,000	3,090,873
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	3,655,000	3,808,649
				6,899,522
Total Bonds and Notes
(cost $941,942,058)				986,875,349

Other Investment—.6%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $5,649,631)			5,649,631 [e]	5,649,631

Investment of Cash Collateral
for Securities Loaned—.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,276,800)			1,276,800 [e]	1,276,800

Total Investments (cost $948,868,489)			99.6%	993,801,780
Cash and Receivables (Net)			.4%	3,650,579
Net Assets			100.0%	997,452,359

BAN—Bond Anticipation Notes
GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, these securities were valued at $10,340,636 or 1.0% of net assets.
b Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was $328,682,915 and the value of the collateral held by the fund was
$336,453,214, consisting of cash collateral of $1,276,800 and U.S. Government and agency securities valued at $335,176,414.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government & Agencies	55.5	Foreign/Governmental	1.5
Corporate Bonds	38.1	Money Market Investments	.7
Municipal Bonds	3.8		99.6

† Based on net assets.
See notes to financial statements.

22

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Corporate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—97.4%	Rate (%)	Date	Amount ($)		Value ($)
Automobiles & Components—1.7%
Johnson Controls, Sr. Unscd. Notes	3.75	12/1/21	4,150,000		4,393,518
Volkswagen International Finance, Gtd. Notes	1.15	11/20/15	4,000,000	[a]	4,021,004
					8,414,522
Banks—13.8%
American Express Centurion Bank, Gtd. Notes	0.74	11/13/15	2,375,000	[b]	2,382,381
Bank of America, Sr. Unscd. Notes	3.88	3/22/17	1,000,000		1,078,322
Bank of America, Sub. Notes	5.49	3/15/19	4,450,000		5,010,562
Barclays Bank, Sr. Unscd. Notes	2.75	2/23/15	4,500,000		4,663,436
BBVA US Senior, Bank Gtd. Notes	3.25	5/16/14	5,250,000		5,301,429
Citigroup, Sub. Notes	5.50	2/15/17	5,250,000		5,901,698
Goldman Sachs Group, Sub. Notes	5.63	1/15/17	2,000,000		2,250,832
Goldman Sachs Group, Sr. Unscd. Notes	6.25	9/1/17	3,750,000		4,426,208
Morgan Stanley, Sub. Notes	4.88	11/1/22	6,000,000	[c]	6,346,242
Rabobank Nederland, Bank Gtd. Notes	3.38	1/19/17	5,000,000		5,389,135
RBS Citizens Financial Group, Sub. Notes	4.15	9/28/22	6,000,000	[a]	6,150,960
Royal Bank of Scotland Group, Sr. Unscd. Notes	2.55	9/18/15	3,200,000		3,295,981
Santander US Debt, Bank Gtd. Notes	3.78	10/7/15	5,300,000	[a]	5,413,818
Societe Generale, Bank Gtd. Notes	2.75	10/12/17	6,000,000	[c]	6,197,676
Wachovia, Sub. Notes	5.25	8/1/14	1,860,000		1,975,361
Wells Fargo & Co., Sub. Notes	5.13	9/15/16	1,000,000		1,129,141
Westpac Banking, Sub. Notes	4.63	6/1/18	2,750,000		3,042,732
					69,955,914
Capital Goods—4.1%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	2,000,000		2,027,744
CRH America, Gtd. Notes	4.13	1/15/16	250,000		264,174
CRH America, Gtd. Notes	6.00	9/30/16	5,500,000		6,269,879
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,193,623
GATX, Sr. Unscd. Notes	8.75	5/15/14	2,000,000		2,178,154
Stanley Black & Decker, Gtd. Notes	2.90	11/1/22	1,000,000		1,003,082
Textron, Sr. Unscd. Notes	4.63	9/21/16	4,500,000		4,950,378
United Technologies, Sr. Unscd. Notes	3.10	6/1/22	1,000,000		1,048,105
					20,935,139
Casinos—.2%
Seminole Indian Tribe of Florida, Scd. Notes	7.75	10/1/17	1,000,000	[a]	1,088,750
Commercial & Professional Services—2.3%
ADT, Sr. Unscd. Notes	2.25	7/15/17	5,500,000	[a]	5,498,339
Republic Services, Gtd. Notes	3.55	6/1/22	3,000,000		3,133,908
Waste Management, Gtd. Notes	4.75	6/30/20	2,750,000		3,133,218
					11,765,465

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Durables & Apparel—1.2%
Leggett & Platt, Sr. Unscd. Notes	3.40	8/15/22	2,000,000		2,029,594
NVR, Sr. Unscd. Notes	3.95	9/15/22	4,000,000		4,105,548
					6,135,142
Consumer Services—.6%
George Washington University, Notes	1.83	9/15/17	3,000,000		3,059,058
Diversified Financials—12.6%
American Express, Sr. Unscd. Notes	7.00	3/19/18	3,250,000		4,073,586
Bear Stearns, Sub. Notes	5.55	1/22/17	4,800,000		5,476,094
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[a]	3,256,653
Blackstone Holdings Finance, Gtd. Notes	6.63	8/15/19	2,000,000	[a]	2,406,720
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	3,790,000	[a]	3,887,793
Caterpillar Financial Services, Sr. Unscd. Notes, Ser. G	1.25	11/6/17	3,355,000		3,366,082
Ford Motor Credit, Sr. Unscd. Notes	4.25	2/3/17	5,500,000		5,893,113
General Electric Capital, Sub. Notes	5.30	2/11/21	5,250,000		6,051,512
HSBC Finance, Sr. Sub. Notes	6.68	1/15/21	5,500,000		6,589,490
Jefferies Group, Sr. Unscd. Notes	5.13	1/20/23	2,000,000		2,095,080
Jefferies Group, Sr. Unscd. Notes	8.50	7/15/19	3,250,000		4,068,753
John Deere Capital, Sr. Unscd. Notes	2.80	9/18/17	4,000,000		4,284,100
MassMutual Global Funding II, Sr. Scd. Notes	2.00	4/5/17	600,000	[a]	615,995
Moody’s, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,032,890
NYSE Euronext, Sr. Unscd. Notes	2.00	10/5/17	4,500,000		4,634,217
TD Ameritrade Holding, Gtd. Notes	4.15	12/1/14	1,750,000		1,856,257
					63,588,335
Energy—4.5%
Devon Energy, Sr. Unscd. Notes	1.88	5/15/17	3,250,000		3,284,502
Petrobras International Finance, Gtd. Notes	5.38	1/27/21	5,250,000		5,757,612
Pioneer Natural Resource, Sr. Unscd. Notes	3.95	7/15/22	3,000,000		3,132,411
Plains All American Pipeline, Sr. Unscd. Notes	3.65	6/1/22	1,000,000		1,056,287
Schlumberger Investment, Gtd. Notes	1.25	8/1/17	3,000,000	[a]	3,000,375
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	4,000,000		4,005,508
Weatherford International, Gtd. Notes	5.13	9/15/20	2,252,000		2,436,085
					22,672,780
Food & Staples Retailing—.7%
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	3,500,000		3,519,257
Food, Beverage & Tobacco—6.1%
Anheuser-Busch Inbev Finance, Gtd. Notes	1.25	1/17/18	5,000,000		5,003,040
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	1,000,000		1,009,241
Beam, Sr. Unscd. Notes	3.25	5/15/22	4,000,000		4,114,996
Campbell Soup, Sr. Unscd. Notes	0.60	8/1/14	400,000	[b]	401,304
Conagra Foods, Sr. Unscd. Notes	3.20	1/25/23	3,725,000		3,723,979
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	2,850,000		2,883,758

24

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food, Beverage & Tobacco (continued)
General Mills, Sr. Unscd. Notes	0.60	1/29/16	2,000,000	[b]	2,006,084
Kraft Foods Group, Sr. Unscd. Notes	1.63	6/4/15	3,500,000		3,558,429
Kroger, Sr. Unscd. Notes	3.40	4/15/22	3,500,000		3,599,162
Pernod-Ricard, Sr. Unscd. Bonds	5.75	4/7/21	4,000,000	[a]	4,774,272
					31,074,265
Foreign/Governmental—1.1%
Spanish Government, Notes	4.00	3/6/18	5,500,000	[a]	5,426,300
Health Care Equipment & Services—3.0%
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		4,951,260
Kaiser Foundation Hospitals, Gtd. Notes	3.50	4/1/22	2,000,000		2,084,860
UnitedHealth Group, Sr. Unscd. Notes	1.40	10/15/17	3,000,000		3,016,461
WellPoint, Sr. Unscd. Notes	1.25	9/10/15	5,000,000		5,041,780
					15,094,361
Insurance—4.3%
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	4,750,000		5,600,202
Berkshire Hathaway Finance, Gtd. Notes	1.60	5/15/17	1,000,000		1,022,216
Fidelity National Financial, Sr. Unscd. Notes	5.50	9/1/22	5,075,000		5,751,295
MetLife, Sr. Unscd. Notes	1.76	12/15/17	4,685,000	[b]	4,745,188
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	4,250,000		4,655,195
					21,774,096
Materials—1.8%
Dow Chemical, Sr. Unscd. Notes	4.13	11/15/21	5,000,000		5,411,790
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	3,000,000		3,125,835
Vale Overseas, Gtd. Notes	4.38	1/11/22	600,000		627,415
					9,165,040
Media—5.7%
British Sky Broadcasting Group, Gtd. Notes	3.13	11/26/22	3,500,000	[a]	3,465,679
Comcast, Gtd. Notes	3.13	7/15/22	4,000,000		4,108,644
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,600,000		6,619,278
News America, Gtd. Notes	4.50	2/15/21	3,250,000		3,694,847
Time Warner Cable, Gtd. Notes	4.13	2/15/21	5,250,000		5,621,322
Time Warner, Gtd. Notes	4.00	1/15/22	5,000,000		5,393,250
					28,903,020
Municipal Bonds—7.1%
California GO (Various Purpose)	5.25	4/1/14	500,000		522,730
California, GO (Various Purpose)	5.45	4/1/15	1,025,000		1,126,362
Connecticut GO	2.55	10/15/22	3,035,000		3,110,875
Illinois, GO	4.42	1/1/15	5,000,000		5,273,600
JobsOhio Beverage System,
Statewide Senior Lien Liquor Profits Revenue	1.82	1/1/18	5,000,000		5,043,850

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds (continued)
Kentucky Asset/Liability Commission,
General Fund Revenue (Funding Notes)	1.03	4/1/16	5,000,000		5,031,500
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	600,000		683,820
Metropolitan Transportation Authority,
Transportation Revenue (Build America Bonds)	5.37	11/15/21	185,000		215,542
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.06	3/1/16	4,500,000		4,506,480
Oakland Unified School District,
GO (Build America Bonds)	9.50	8/1/34	2,500,000		2,948,975
Puerto Rico Commonwealth Government
Development Bank, Revenue Bonds	3.67	5/1/14	4,560,000		4,560,000
West Contra Costa Unified School District,
GO (Build America Bonds)	8.46	8/1/34	2,250,000		2,769,075
					35,792,809
Pharmaceuticals, Biotech & Life Sciences—3.2%
AbbVie, Gtd. Notes	1.75	11/6/17	5,000,000	[a]	5,068,135
Agilent Technologies, Sr. Unscd. Notes	3.20	10/1/22	3,000,000		3,004,122
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,813,358
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	1,750,000		2,106,524
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	2,320,000		2,342,198
					16,334,337
Real Estate—5.5%
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	4,490,000		4,943,288
Camden Property Trust, Sr. Unscd. Notes	5.00	6/15/15	1,170,000		1,264,269
CubeSmart, Gtd. Notes	4.80	7/15/22	4,200,000		4,618,328
Liberty Property, Sr. Unscd. Notes	5.50	12/15/16	2,000,000		2,268,798
Liberty Property, Sr. Unscd. Notes	6.63	10/1/17	2,500,000		2,977,800
Simon Property Group, Sr. Unscd. Notes	3.38	3/15/22	1,000,000		1,051,416
Simon Property Group, Sr. Unscd. Notes	6.13	5/30/18	1,250,000		1,527,560
UDR, Gtd. Notes, Ser. 1	4.63	1/10/22	2,250,000		2,492,345
WEA Finance, Gtd. Notes	7.13	4/15/18	5,500,000	[a]	6,809,435
					27,953,239
Retailing—2.2%
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	3,000,000		2,925,474
AutoZone, Sr. Unscd. Notes	3.70	4/15/22	1,000,000		1,033,395
Macy’s Retail Holdings, Gtd. Notes	2.88	2/15/23	2,000,000		1,926,274
Staples, Sr. Unscd. Notes	4.38	1/12/23	5,000,000	[c]	5,043,745
					10,928,888
Semiconductors & Semiconductor Equipment—.8%
Altera, Sr. Unscd. Notes	1.75	5/15/17	1,000,000		1,021,725

26

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Semiconductors & Semiconductor Equipment (continued)
Intel, Sr. Unscd. Notes	1.35	12/15/17	3,000,000		3,010,101
					4,031,826
Software & Services—4.4%
Autodesk, Sr. Unscd. note	1.95	12/15/17	1,000,000		991,536
Ebay, Sr. Unscd. Notes	1.35	7/15/17	2,000,000		2,020,628
Fidelity National Information Services, Gtd. Notes	7.63	7/15/17	5,000,000		5,406,250
Fiserv, Gtd. Notes	3.50	10/1/22	5,500,000		5,445,578
IBM, Sr. Unscd. Notes	0.55	2/6/15	2,000,000		2,005,232
Oracle, Sr. Unscd. Notes	5.75	4/15/18	2,000,000		2,423,582
Symantec, Sr. Unscd. Notes	2.75	6/15/17	4,000,000		4,132,008
					22,424,814
Technology Hardware & Equipment—2.5%
Arrow Electronics, Sr. Unscd. Notes	3.00	3/1/18	6,500,000		6,539,826
Avnet, Sr. Unscd. Notes	4.88	12/1/22	5,000,000		5,125,145
Netapp, Sr. Unscd. Notes	2.00	12/15/17	1,000,000		1,000,577
Xerox, Sr. Unscd. Notes	1.71	9/13/13	250,000	[b]	251,060
					12,916,608
Telecommunications—5.4%
America Movil, Gtd. Notes	5.63	11/15/17	4,500,000		5,355,958
AT&T, Sr. Unscd. Notes	1.70	6/1/17	1,750,000		1,776,806
AT&T, Sr. Unscd. Notes	4.45	5/15/21	2,000,000		2,264,640
British Telecommunications, Sr. Unscd. Notes	2.00	6/22/15	3,000,000		3,077,406
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	5,500,000		5,694,601
Verizon Communications, Sr. Unscd. Notes	5.50	2/15/18	2,500,000		2,967,335
Vivendi, Sr. Unscd. Notes	3.45	1/12/18	6,000,000	[a]	6,237,366
					27,374,112
Transportation—.4%
ERAC USA Finance, Gtd. Notes	1.40	4/15/16	2,000,000	[a]	2,013,822
Utilities—2.2%
CMS Energy, Sr. Unscd. Notes	4.25	9/30/15	1,400,000		1,496,806
CMS Energy, Sr. Unscd. Notes	5.05	3/15/22	1,500,000		1,695,470
Dominion Resources, Sr. Unscd. Notes	2.25	9/1/15	2,050,000		2,125,012
Duke Energy, Sr. Unscd. Notes	1.63	8/15/17	2,000,000		2,016,990
Georgia Power, Sr. Unscd. Notes	0.75	8/10/15	2,500,000		2,510,060
Northeast Utilities, Sr. Unscd. Notes	1.06	9/20/13	300,000	[b]	301,040
PSEG Power, Gtd. Notes	2.75	9/15/16	1,000,000		1,041,985
					11,187,363
Total Bonds and Notes
(cost $482,505,795)					493,529,262

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)

Other Investment—2.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $13,683,182)	13,683,182 [d]	13,683,182

Investment of Cash Collateral for Securities Loaned—2.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $13,157,667)	13,157,667 [d]	13,157,667
Total Investments (cost $509,346,644)	102.7%	520,370,111
Liabilities, Less Cash and Receivables	(2.7%)	(13,807,276)
Net Assets	100.0%	506,562,835

GO—General Obligation

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, these securities were valued at $69,135,416 or 13.6% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan. At February 28, 2013, the value of the fund’s securities on loan was $12,699,962 and the value of the collateral held by the fund was $13,157,667.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Corporate Bonds	89.2	Foreign/Governmental	1.1
Municipal Bonds	7.1
Money Market Investments	5.3		102.7

† Based on net assets.
See notes to financial statements.

28

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon Short-Term U.S. Government Securities Fund

	Coupon	Maturity	Principal
Bonds and Notes—99.1%	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs.—1.8%
Bear Stearns Commercial Mortgage
Securities Trust, Ser. 2006-T24, Cl. A3	5.53	10/12/41	2,490,317		2,524,814
JP Morgan Chase Commercial Mortgage
Securities Trust, Ser. 2005-LDP1, Cl. A2	4.63	3/15/46	429,868		434,330
Morgan Stanley Capital I Trust, Ser. 2006-HQ8, Cl. AAB	5.42	3/12/44	1,762,596	[a]	1,762,710
Prudential Commercial Mortgage Trust, Ser. 2003-PWR1, Cl. A2	4.49	2/11/36	404,769		404,771
					5,126,625
Municipal Bonds—5.7%
California, GO (Various Purpose)	5.25	4/1/14	1,000,000		1,045,460
Illinois, GO	4.42	1/1/15	1,700,000		1,793,024
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	0.86	11/15/15	2,500,000		2,529,375
New York City, GO	5.13	12/1/15	1,100,000		1,230,636
North Texas Tollway Authority,
Special Projects System Revenue, BAN	2.44	9/1/13	2,960,000		2,991,287
Regional Transportation Authority of Illinois,
GO Working Cash Notes	1.06	6/1/14	3,000,000		3,018,780
University of California Regents, General Revenue	0.78	7/1/14	3,000,000	[a]	3,008,730
University of California Regents,
General Revenue (Build America Bonds)	1.99	5/1/13	840,000		842,234
					16,459,526
U.S. Government Agencies—10.4%
Federal Farm Credit Bank, Bonds	0.50	6/23/15	3,500,000		3,511,956
Federal Home Loan Bank, Bonds	0.50	10/16/15	4,000,000		4,000,136
Federal Home Loan Mortgage Corp., Notes	0.63	8/21/15	2,750,000	[b]	2,759,631
Federal National Mortgage Association, Notes	0.48	1/29/16	6,600,000	[b]	6,599,611
Federal National Mortgage Association, Notes	0.52	2/22/16	4,700,000	[b]	4,700,169
Federal National Mortgage Association, Notes, Ser. 0001	0.60	2/22/16	4,500,000	[b]	4,502,902
Federal National Mortgage Association, Notes, Ser. 0001	0.70	4/30/15	4,250,000	[b]	4,252,393
					30,326,798
U.S. Government Agencies/Mortgage-Backed—24.5%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 3565, Cl. XA, 4.00%, 8/15/22			1,462,537	[b]	1,491,029
REMIC, Ser. 3689, Cl. AB, 2.00%, 12/15/27			490,115	[b]	493,851
REMIC, Ser. 4079, Cl. WA, 2.00%, 8/15/40			5,179,392	[b]	5,234,464
REMIC, Ser. 2627, Cl. KW, 3.14%, 11/15/17			510,242	[b]	514,628
REMIC, Ser. 2675, Cl. CK, 4.00%, 9/15/18			301,443	[b]	318,431
REMIC, Ser. 3653, Cl. DL, 4.00%, 7/15/22			1,010,458	[b]	1,022,995
REMIC, Ser. 3578, Cl. AM, 4.50%, 9/15/16			1,341,221	[b]	1,389,444
REMIC, Ser. 3835, Cl. CC , 4.50%, 12/15/2014			1,000,000	[b]	1,012,458
REMIC, Ser. 2495, Cl. UC, 5.00%, 7/15/32			30,442	[b]	31,951
REMIC, Ser. 3413, Cl. A, 5.50%, 4/15/37			1,789,025	[b]	1,796,911

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal				Principal
Bonds and Notes (continued)	Amount ($)		Value ($)		Amount ($)		Value ($)
U.S. Government Agencies/				U.S. Government Agencies/
Mortgage-Backed (continued)				Mortgage-Backed (continued)
Federal National Mortgage Association:				Government National
2.50%, 3/1/22	2,364,436	[b]	2,468,619	Mortgage Association I (continued):
4.50%, 8/1/13	2,861	[b]	2,971	Ser. 2004-12, Cl. BA,
5.00%, 11/1/13	45,796	[b]	47,971	4.81%, 8/16/32	1,098,018		1,103,669
REMIC, Ser. 2012-94, Cl. E,				Ser. 2003-48, Cl. C,
3.00%, 6/25/22	4,642,301	[b]	4,919,916	4.89%, 7/16/34	2,150,000		2,240,980
REMIC, Ser. 2008-23, Cl. A ,				Ser. 2004-108, Cl. C,
4.50%, 10/25/22	730,401	[b]	757,772	5.04%, 12/16/32	1,713,996	[a]	1,765,673
REMIC, Ser. 2005-85, Cl. AJ,				Ser. 2007-75, Cl. B,
4.50%, 2/25/24	319,007	[b]	320,298	5.05%, 3/16/36	753,889		767,899
REMIC, Ser. 2003-49, Cl. YD,				Ser. 2006-15, Cl. C,
5.50%, 6/25/23	1,232,000	[b]	1,336,929	5.07%, 12/16/36	3,635,000	[a]	3,843,882
REMIC, Ser. 2009-12, CI. KA,				Ser. 2006-3, Cl. B,
5.50%, 2/25/38	442,484	[b]	445,166	5.09%, 1/16/37	1,943,909	[a]	2,032,284
REMIC, Ser. 2010-13, CI. KA,				Ser. 2006-68, Cl. B,
2.00%, 12/25/18	3,301,663	[b]	3,373,939	5.16%, 6/16/31	608,265	[a]	615,253
Government National				Ser. 2003-64, Cl. E,
Mortgage Association I:				5.18%, 4/16/39	723,083	[a]	726,744
Ser. 2003-4, Cl. LD,				Ser. 2006-18, Cl. C,
5.50%, 3/16/32	2,946,590		3,066,957	5.19%, 10/16/32	2,000,000	[a]	2,091,317
Ser. 2012-22, Cl. AB,				Ser. 2007-13, Cl. B,
1.66%, 3/16/1933	968,871		988,991	5.19%, 5/16/39	446,294		450,013
Ser. 2010-159, Cl. A,				Ser. 2007-39, Cl. D,
2.16%, 1/16/1933	1,608,483		1,635,323	5.32%, 8/16/39	986,604	[a]	1,014,641
Ser. 2011-16, Cl. A,				Ser. 2006-32, Cl. B,
2.21%, 11/16/34	2,698,239		2,753,191	5.35%, 7/16/36	1,197,937	[a]	1,250,139
Ser. 2010-100, Cl. A,				Ser. 2006-46, Cl. B,
2.35%, 6/16/1950	29,054		29,168	5.63%, 6/16/34	1,146,518	[a]	1,198,253
Ser. 2011-49, Cl. A,				Ser. 2007-56, Cl. NC,
2.45%, 7/16/38	1,082,345		1,120,616	5.75%, 9/20/36	2,686,944		2,765,794
Ser. 2010-16, Cl. AB,							71,265,082
2.68%, 5/16/1933	521,491		528,058	U.S. Government
Ser. 2004-23, Cl. AB,				Securities—56.7%
3.63%, 9/16/2027	181,817		184,957	U.S. Treasury Notes:
Ser. 2005-76, Cl. A,				0.25%, 5/31/14	5,750,000		5,754,267
3.96%, 5/16/30	32,733		32,797	0.25%, 12/15/14	12,000,000		12,006,564
Ser. 2009-37, Cl. AB,				0.25%, 1/15/15	12,250,000	[c]	12,254,790
4.02%, 3/16/1937	1,487,549		1,507,782	0.25%, 2/15/15	11,500,000	[c]	11,501,794
Ser. 2009-19, Cl. AE,				0.25%, 5/15/15	10,250,000	[c]	10,247,601
4.07%, 11/16/40	133,155		133,300	0.25%, 7/15/15	14,000,000	[c]	13,989,066
Ser. 2009-39, Cl. AD,				0.25%, 8/15/15	12,000,000		11,987,820
4.25%, 6/16/34	2,296,657		2,342,656	0.25%, 9/15/15	12,000,000		11,985,936
Ser. 2007-55, Cl. B,				0.25%, 10/15/15	12,000,000	[c]	11,983,128
4.63%, 6/16/33	5,754,342	[a]	5,828,858	0.38%, 4/15/15	12,000,000	[c]	12,030,000
Ser. 2009-4, Cl. AB,				0.38%, 6/15/15	8,000,000	[c]	8,018,752
4.80%, 11/16/37	2,194,350		2,266,144

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)	Other Investment—.7%	Shares	Value ($)
U.S. Government				Registered Investment Company;
Securities (continued)				Dreyfus Institutional Preferred
U.S. Treasury Notes (continued):				Plus Money Market Fund
0.38%, 11/15/15	6,000,000	[c]	6,010,314	(cost $2,112,277)	2,112,277 [d]	2,112,277
1.25%, 8/31/15	12,000,000	[c]	12,285,936
1.75%, 7/31/15	12,000,000	[c]	12,421,872	Total Investments
2.50%, 3/31/15	12,000,000	[c]	12,561,564	(cost $290,087,325)	99.8%	290,329,712
			165,039,404	Cash and Receivables (Net)	.2%	550,622

Total Bonds and Notes				Net Assets	100.0%	290,880,334
(cost $287,975,048)			288,217,435

BAN—Bond Anticipation Notes
GO—General Obligation
REMIC—Real Mortagage Investment Conduit

a Variable rate security—interest rate subject to periodic change.
b The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Security, or portion thereof, on loan.At February 28, 2013, the value of the fund’s securities on loan was $79,878,591 and the value of the collateral held by the fund was
$81,562,090, consisting of U.S. Government & Agency securities.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
U.S. Government Agencies/Mortgage-Backed	91.6	Money Market Investment	.7
Municipal Bonds	5.7
Commercial Mortgage-Backed	1.8		99.8

† Based on net assets.
See notes to financial statements.

The Funds 31

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate Bond	U.S. Government
	Bond Fund	Bond Fund	Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 2(b):
Unaffiliated issuers	1,296,880,322	986,875,349	493,529,262	288,217,435
Affiliated issuers	7,759,519	6,926,431	26,840,849	2,112,277
Cash	—	—	738,558	143,238
Receivable for investment securities sold	7,948,053	3,074,724	—	4,012,984
Dividends, interest and securities lending income receivable	7,571,945	6,636,025	4,509,741	605,145
Receivable for shares of Beneficial Interest subscribed	973,808	557,948	2,176,430	68,508
Prepaid expenses	21,134	20,391	31,374	14,540
	1,321,154,781	1,004,090,868	527,826,214	295,174,127
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)	431,744	344,069	167,524	94,646
Due to Administrator—Note 4(a)	119,821	94,587	46,489	27,874
Cash overdraft due to Custodian	1,298,618	1,040,187	—	—
Payable for investment securities purchased	56,498,366	3,127,132	7,404,628	3,814,252
Payable for shares of Beneficial Interest redeemed	1,110,666	658,749	439,723	326,014
Liability for securities on loan—Note 2(b)	518,400	1,276,800	13,157,667	—
Accrued expenses	60,856	96,985	47,348	31,007
	60,038,471	6,638,509	21,263,379	4,293,793
Net Assets ($)	1,261,116,310	997,452,359	506,562,835	290,880,334
Composition of Net Assets ($):
Paid-in capital	1,180,210,290	955,103,685	496,961,406	303,411,338
Accumulated distributions in excess of
investment income (investment loss)—net	(3,020,358)	(2,504,514)	(1,559,688)	(1,761,590)
Accumulated net realized gain (loss) on investments	3,266,081	(80,103)	137,650	(11,011,801)
Accumulated net unrealized appreciation
(depreciation) on investments	80,660,297	44,933,291	11,023,467	242,387
Net Assets ($)	1,261,116,310	997,452,359	506,562,835	290,880,334
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,251,917,427	989,585,429	506,276,163	289,880,948
Shares Outstanding	92,571,853	75,103,524	38,919,600	23,870,847
Net Asset Value Per Share ($)	13.52	13.18	13.01	12.14
Investor Shares
Net Assets ($)	9,198,883	7,866,930	286,672	999,386
Shares Outstanding	681,389	596,917	22,037	82,389
Net Asset Value Per Share ($)	13.50	13.18	13.01	12.13
† Investments at cost ($):
Unaffiliated issuers	1,216,220,025	941,942,058	482,505,795	287,975,048
Affiliated issuers	7,759,519	6,926,431	26,840,849	2,112,277
††Value of securities on loan ($)	219,666,414	328,682,915	12,699,962	79,878,591

See notes to financial statements.

32

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2013 (Unaudited)

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate Bond	U.S. Government
	Bond Fund	Bond Fund	Fund	Securities Fund
Investment Income ($):
Income:
Interest	18,435,680	10,581,328	5,889,344	337,880
Income from securities lending—Note 2(b)	71,891	91,466	10,979	35,175
Cash dividends;
Affiliated issuers	13,000	4,688	4,488	2,637
Total Income	18,520,571	10,677,482	5,904,811	375,692
Expenses:
Investment advisory fee—Note 4(a)	2,604,710	1,888,984	819,277	505,448
Administration fee—Note 4(a)	804,669	583,976	253,008	178,455
Trustees’ fees and expenses—Note 4(c)	52,268	30,706	13,192	5,929
Custodian fees—Note 4(b)	42,006	32,814	15,117	11,696
Professional fees	40,215	31,750	24,533	21,282
Registration fees	15,405	21,415	61,947	15,092
Shareholder servicing costs—Note 4(b)	13,009	5,870	240	1,510
Loan commitment fees—Note 3	7,332	5,686	888	1,593
Prospectus and shareholders’ reports	3,665	2,668	3,153	4,200
Miscellaneous	27,629	23,526	23,881	17,832
Total Expenses	3,610,908	2,627,395	1,215,236	763,037
Less—reduction in expenses
due to undertaking—Note 4(a)	—	—	(26)	—
Less—reduction in fees due to
earnings credits—Note 4(b)	(13)	(3)	(1)	(2)
Net Expenses	3,610,895	2,627,392	1,215,209	763,035
Investment Income (Loss)—Net	14,909,676	8,050,090	4,689,602	(387,343)
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	6,355,506	8,755,602	1,546,085	236,249
Net unrealized appreciation (depreciation) on investments	(10,090,568)	(10,388,371)	3,684,219	(248,601)
Net Realized and Unrealized Gain (Loss) on Investments	(3,735,062)	(1,632,769)	5,230,304	(12,352)
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,174,614	6,417,321	9,919,906	(399,695)

See notes to financial statements.

The Funds 33

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	14,909,676	37,583,808	8,050,090	21,837,339
Net realized gain (loss) on investments	6,355,506	20,816,573	8,755,602	9,517,595
Net unrealized appreciation (depreciation) on investments	(10,090,568)	21,012,734	(10,388,371)	8,478,802
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,174,614	79,413,115	6,417,321	39,833,736
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(18,813,580)	(43,014,121)	(10,688,113)	(27,226,012)
Investor Shares	(135,587)	(288,668)	(50,506)	(114,080)
Net realized gain on investments:
Class M Shares	(10,432,257)	(2,808,023)	(1,640,163)	(60,140)
Investor Shares	(81,840)	(18,581)	(8,152)	(260)
Total Dividends	(29,463,264)	(46,129,393)	(12,386,934)	(27,400,492)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	98,731,946	206,008,402	118,217,034	176,135,350
Investor Shares	5,287,783	11,350,777	2,930,455	7,416,300
Net assets received in connection
with reorganization—Note 1	—	—	41,803,155	—
Dividends reinvested:
Class M Shares	9,267,385	7,167,581	1,789,061	4,791,137
Investor Shares	197,722	243,191	46,714	106,927
Cost of shares redeemed:
Class M Shares	(164,407,989)	(273,348,411)	(120,922,505)	(215,758,016)
Investor Shares	(5,383,209)	(13,669,368)	(3,231,586)	(6,832,189)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(56,306,362)	(62,247,828)	40,632,328	(34,140,491)
Total Increase (Decrease) in Net Assets	(74,595,012)	(28,964,106)	34,662,715	(21,707,247)
Net Assets ($):
Beginning of Period	1,335,711,322	1,364,675,428	962,789,644	984,496,891
End of Period	1,261,116,310	1,335,711,322	997,452,359	962,789,644
Undistributed (distributions in
excess of) investment income—net	(3,020,358)	1,019,133	(2,504,514)	184,015
Capital Share Transactions (Shares):
Class M Shares
Shares sold	7,240,139	15,291,765	8,951,180	13,417,074
Shares received in connection with reorganization—Note 1	—	—	2,936,786	—
Shares issued for dividends reinvested	683,291	534,095	135,338	365,506
Shares redeemed	(12,072,392)	(20,296,590)	(9,148,004)	(16,437,359)
Net Increase (Decrease) in Shares Outstanding	(4,148,962)	(4,470,730)	2,875,300	(2,654,779)
Investor Shares
Shares sold	387,090	845,985	221,688	564,496
Shares received in connection with reorganization—Note 1	—	—	238,458	—
Shares issued for dividends reinvested	14,565	18,109	3,534	8,081
Shares redeemed	(395,201)	(1,019,276)	(244,615)	(520,154)
Net Increase (Decrease) in Shares Outstanding	6,454	(155,182)	219,065	52,423

See notes to financial statements.

34

	BNY Mellon		BNY Mellon Short-Term
	Corporate Bond Fund		U.S. Government Securities Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]	(Unaudited)	August 31, 2012
Operations ($):
Investment income (loss)—net	4,689,602	1,714,638	(387,343)	(9,542)
Net realized gain (loss) on investments	1,546,085	640,915	236,249	1,164,338
Net unrealized appreciation (depreciation) on investments	3,684,219	7,339,248	(248,601)	(1,044,804)
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,919,906	9,694,801	(399,695)	109,992
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(6,338,831)	(2,227,253)	(1,451,381)	(2,267,874)
Investor Shares	(2,451)	(169)	(4,321)	(8,604)
Net realized gain on investments:
Class M Shares	(1,451,053)	—	—	—
Investor Shares	(504)	—	—	—
Total Dividends	(7,792,839)	(2,227,422)	(1,455,702)	(2,276,478)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	222,935,177	321,812,668	82,450,337	135,465,998
Investor Shares	358,277	40,000	441,315	2,846,663
Dividends reinvested:
Class M Shares	1,999,231	392,006	309,461	449,790
Investor Shares	2,776	70	4,260	8,308
Cost of shares redeemed:
Class M Shares	(33,017,332)	(17,440,215)	(93,787,239)	(180,982,763)
Investor Shares	(114,269)	—	(581,144)	(2,869,079)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	192,163,860	304,804,529	(11,163,010)	(45,081,083)
Total Increase (Decrease) in Net Assets	194,290,927	312,271,908	(13,018,407)	(47,247,569)
Net Assets ($):
Beginning of Period	312,271,908	—	303,898,741	351,146,310
End of Period	506,562,835	312,271,908	290,880,334	303,898,741
Undistributed (distributions in excess of)
investment income (loss)—net	(1,559,688)	91,992	(1,761,590)	81,455
Capital Share Transactions (Shares):
Class M Shares
Shares sold	17,120,128	25,542,828	6,774,424	11,065,111
Shares issued for dividends reinvested	153,767	30,735	25,435	36,763
Shares redeemed	(2,536,564)	(1,391,294)	(7,702,236)	(14,785,231)
Net Increase (Decrease) in Shares Outstanding	14,737,331	24,182,269	(902,377)	(3,683,357)
Investor Shares
Shares sold	27,412	3,129	36,322	232,479
Shares issued for dividends reinvested	213	6	350	665
Shares redeemed	(8,723)	—	(47,883)	(234,861)
Net Increase (Decrease) in Shares Outstanding	18,902	3,135	(11,211)	(1,717)

a From March 2, 2012 (commencement of operations) to August 31, 2012.
See notes to financial statements.

The Funds 35

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon fixed income fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.71		13.38	13.36	12.90	12.38	12.24
Investment Operations:
Investment income—net[a]	.16		.38	.39	.43	.52	.60
Net realized and unrealized
gain (loss) on investments	(.04)		.42	.14	.56	.56	.15
Total from Investment Operations	.12		.80	.53	.99	1.08	.75
Distributions:
Dividends from investment income—net	(.20)		(.44)	(.49)	(.53)	(.56)	(.61)
Dividends from net realized gain on investments	(.11)		(.03)	(.02)	—	—	—
Total Distributions	(.31)		(.47)	(.51)	(.53)	(.56)	(.61)
Net asset value, end of period	13.52		13.71	13.38	13.36	12.90	12.38
Total Return (%)	.86	[b]	6.05	4.06	7.84	8.95	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[c]	.55	.55	.55	.56	.55
Ratio of net expenses to average net assets	.55	[c]	.55	.55	.55	.56	.55
Ratio of net investment income
to average net assets	2.29	[c]	2.80	2.98	3.29	4.15	4.78
Portfolio Turnover Rate	26.83	[b]	76.43	86.75 [d]	99.66	62.19	60.76
Net Assets, end of period ($ x 1,000)	1,251,917		1,326,472	1,353,593	1,455,913	1,340,824	995,421

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.

See notes to financial statements.

36

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.69		13.35	13.34	12.88	12.36	12.21
Investment Operations:
Investment income—net[a]	.14		.34	.35	.39	.50	.56
Net realized and unrealized
gain (loss) on investments	(.04)		.43	.13	.57	.54	.16
Total from Investment Operations	.10		.77	.48	.96	1.04	.72
Distributions:
Dividends from investment income—net	(.18)		(.40)	(.45)	(.50)	(.52)	(.57)
Dividends from net realized gain on investments	(.11)		(.03)	(.02)	—	—	—
Total Distributions	(.29)		(.43)	(.47)	(.50)	(.52)	(.57)
Net asset value, end of period	13.50		13.69	13.35	13.34	12.88	12.36
Total Return (%)	.73	[b]	5.87	3.72	7.60	8.74	5.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[c]	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.80	[c]	.80	.80	.81	.81	.80
Ratio of net investment income
to average net assets	2.05	[c]	2.55	2.73	3.03	3.88	4.52
Portfolio Turnover Rate	26.83	[b]	76.43	86.75 [d]	99.66	62.19	60.76
Net Assets, end of period ($ x 1,000)	9,199		9,240	11,083	12,971	6,696	3,472

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.

See notes to financial statements.

The Funds 37

FINANCIAL HIGHLIGHTS (continued)

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.26		13.09	13.15	12.81	12.37	12.19
Investment Operations:
Investment income—net[a]	.11		.29	.32	.35	.46	.55
Net realized and unrealized
gain (loss) on investments	(.02)		.25	.04	.47	.50	.21
Total from Investment Operations	.09		.54	.36	.82	.96	.76
Distributions:
Dividends from investment income—net	(.15)		(.37)	(.42)	(.48)	(.52)	(.58)
Dividends from net realized gain on investments	(.02)		(.00)[b]	—	—	—	—
Total Distributions	(.17)		(.37)	(.42)	(.48)	(.52)	(.58)
Net asset value, end of period	13.18		13.26	13.09	13.15	12.81	12.37
Total Return (%)	.69	[c]	4.18	2.84	6.52	8.07	6.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[d]	.55	.55	.55	.56	.55
Ratio of net expenses to average net assets	.56	[d]	.55	.55	.55	.56	.55
Ratio of net investment income
to average net assets	1.71	[d]	2.23	2.42	2.72	3.75	4.43
Portfolio Turnover Rate	20.30	[c]	39.00	45.15	44.58	53.05	53.28
Net Assets, end of period ($ x 1,000)	989,585		957,778	980,237	988,555	856,808	785,841

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

38

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.26		13.09	13.15	12.81	12.36	12.19
Investment Operations:
Investment income—net[a]	.09		.26	.29	.31	.43	.53
Net realized and unrealized
gain (loss) on investments	(.02)		.24	.04	.48	.51	.18
Total from Investment Operations	.07		.50	.33	.79	.94	.71
Distributions:
Dividends from investment income—net	(.13)		(.33)	(.39)	(.45)	(.49)	(.54)
Dividends from net realized gain on investments	(.02)		(.00)[b]	—	—	—	—
Total Distributions	(.15)		(.33)	(.39)	(.45)	(.49)	(.54)
Net asset value, end of period	13.18		13.26	13.09	13.15	12.81	12.36
Total Return (%)	.56	[c]	3.91	2.57	6.26	7.78	5.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	[d]	.81	.80	.81	.81	.80
Ratio of net expenses to average net assets	.83	[d]	.81	.80	.81	.81	.80
Ratio of net investment income
to average net assets	1.45	[d]	1.98	2.18	2.44	3.48	4.19
Portfolio Turnover Rate	20.30	[c]	39.00	45.15	44.58	53.05	53.28
Net Assets, end of period ($ x 1,000)	7,867		5,012	4,260	4,768	2,740	1,616

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 39

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Six Months Ended
	February 28, 2013	Period Ended
BNY Mellon Corporate Bond Fund	(Unaudited)	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.91	12.50
Investment Operations:
Investment income—net[b]	.15	.12
Net realized and unrealized
gain (loss) on investments	.19	.43
Total from Investment Operations	.34	.55
Distributions:
Dividends from investment income—net	(.20)	(.14)
Dividends from net realized gain on investments	(.04)	—
Total Distributions	(.24)	(.14)
Net asset value, end of period	13.01	12.91
Total Return (%)[c]	2.64	4.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.59	.70
Ratio of net expenses to average net assets[d]	.59	.60
Ratio of net investment income
to average net assets[d]	2.29	2.25
Portfolio Turnover Rate[c]	23.25	34.08
Net Assets, end of period ($ x 1,000)	506,276	312,231

a From March 2, 2012 (commencement of operations) to August 31, 2012.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

40

	Investor Shares
	Six Months Ended
	February 28, 2013	Period Ended
BNY Mellon Corporate Bond Fund	(Unaudited)	August 31, 2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.91	12.50
Investment Operations:
Investment income—net[b]	.13	.07
Net realized and unrealized
gain (loss) on investments	.19	.46
Total from Investment Operations	.32	.53
Distributions:
Dividends from investment income—net	(.18)	(.12)
Dividends from net realized gain on investments	(.04)	—
Total Distributions	(.22)	(.12)
Net asset value, end of period	13.01	12.91
Total Return (%)[c]	2.52	4.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.88	1.12
Ratio of net expenses to average net assets[d]	.85	.85
Ratio of net investment income
to average net assets[d]	2.03	1.67
Portfolio Turnover Rate[c]	23.25	34.08
Net Assets, end of period ($ x 1,000)	287	40

a From March 2, 2012 (commencement of operations) to August 31, 2012.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 41

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2013		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.22	12.30	12.40	12.39	12.19	12.02
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.00)[b]	.07	.13	.29	.46
Net realized and unrealized
gain (loss) on investments	.00 [b]	.01	.02	.11	.30	.23
Total from Investment Operations	(.02)	.01	.09	.24	.59	.69
Distributions:
Dividends from investment income—net	(.06)	(.09)	(.19)	(.23)	(.39)	(.52)
Net asset value, end of period	12.14	12.22	12.30	12.40	12.39	12.19
Total Return (%)	(.16)[c]	.07	.71	1.96	4.90	5.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53 [d]	.52	.52	.53	.56	.55
Ratio of net expenses to average net assets	.53 [d]	.52	.52	.53	.56	.55
Ratio of net investment income
(loss) to average net assets	(.27)[d]	(.00)[e]	.56	1.07	2.32	3.79
Portfolio Turnover Rate	67.63 [c]	152.13	143.65	59.58	117.43	84.77
Net Assets, end of period ($ x 1,000)	289,881	302,756	349,975	304,707	177,005	133,857

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
e Amount represents less than .01%.

See notes to financial statements.

42

			Investor Shares
	Six Months Ended
BNY Mellon Short-Term	February 28, 2013		Year Ended August 31,
U.S. Government Securities Fund	(Unaudited)	2012	2011		2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.21	12.29	12.40		12.39	12.20	12.02
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.04)	.04		.11	.23	.45
Net realized and unrealized
gain (loss) on investments	.00 [b]	.02	.00	[b]	.10	.32	.22
Total from Investment Operations	(.03)	(.02)	.04		.21	.55	.67
Distributions:
Dividends from investment income—net	(.05)	(.06)	(.15)		(.20)	(.36)	(.49)
Net asset value, end of period	12.13	12.21	12.29		12.40	12.39	12.20
Total Return (%)	(.29)[c]	(.15)	.34		1.73	4.63	5.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78 [d]	.78	.78		.78	.82	.79
Ratio of net expenses to average net assets	.78 [d]	.78	.78		.78	.82	.79
Ratio of net investment income
(loss) to average net assets	(.52)[d]	(.29)	.34		.84	1.93	3.61
Portfolio Turnover Rate	67.63 [c]	152.13	143.65		59.58	117.43	84.77
Net Assets, end of period ($ x 1,000)	999	1,142	1,171		987	837	94

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 43

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-six series including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”).The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

As of the close of business on February 22, 2013, pursuant to an Agreement and Plan of Reorganization previously approved by the Trust’s Board of Trustees (the “Board”), all of the assets, subject to the liabilities, of BNY Mellon Intermediate U.S. Government Fund (the “Intermediate U.S. Government Fund”) were transferred to BNY Mellon Intermediate Bond Fund in exchange for corresponding classes of shares of Beneficial Interest of BNY Mellon Intermediate Bond Fund of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class M and Investor shares of the Intermediate U.S. Government Fund received Class M and Investor shares of BNY Mellon Intermediate Bond Fund, in an amount equal to the aggregate net asset value of their investment in the Intermediate U.S. Government Fund at the time of the exchange.The exchange ratio for each class was as follows: Class M—.77 to 1 and Investor shares—.77 to 1. The net asset value of BNY Mellon Intermediate Bond Fund’s shares as of the close of business February 22, 2013, after the reorganization, was $13.16 for Class M and $13.16 for Investor shares, and a total 2,936,786 Class M shares and 238,458 Investor shares were issued to shareholders of the Intermediate U.S. Government Fund in the exchange.

The net unrealized appreciation on investments and net assets prior to the acquisition as of the merger date for the Intermediate U.S. Government Fund and BNY Mellon Intermediate Bond Fund, were as follows:

	Unrealized
	Appreciation ($)	Net Assets ($)

Intermediate
U.S. Government Fund	1,250,668	41,803,155
BNY Mellon Intermediate
Bond Fund	35,241,040	957,490,197
Total	36,491,708	999,293,352

Assuming the merger had been completed on September 1, 2012, BNY Mellon Intermediate Bond

44

Fund’s pro forma results in the Statement of Operations during the period ended February 28, 2013 would have been as follows:

Net investment income (loss)	$8,215,163[1]

Net realized and unrealized
gain (loss) on investments	($2,114,086)[2]

Net increase (decrease) in net
assets resulting from operations	$6,101,077

1 $8,050,090 as reported in the Statement of Operations plus $165,073
Intermediate U.S. Government Fund pre-merger.
2 ($1,632,769) as reported in the Statement of Operations plus ($481,317)
Intermediate U.S. Government Fund pre-merger.

Because the combined funds have been managed as a single integrated fund since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Intermediate U.S. Government Fund that have been included in BNY Mellon Intermediate Bond Fund’s Statement of Operations during the period ended February 28, 2013.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor class shares of each fund. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements.

The Funds 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the funds’ investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2013 in valuing each fund’s investments.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

46

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Bond Fund
Asset-Backed	—	—	12,912,714	—	—	—	12,912,714
Commercial
Mortgage-Backed	—	—	24,194,442	—	—	—	24,194,442
Corporate Bonds†	—	—	411,889,276	—	—	—	411,889,276
Foreign Government	—	—	16,022,462	—	—	—	16,022,462
Municipal Bonds	—	—	83,739,577	—	—	—	83,739,577
Mutual Funds	7,759,519	—	—	—	—	—	7,759,519
U.S. Government Agencies/
Mortgage-Backed	—	—	385,095,163	—	—	—	385,095,163
U.S. Treasury	—	—	363,026,688	—	—	—	363,026,688
BNY Mellon Intermediate
Bond Fund
Corporate Bonds†	—	—	380,151,719	—	—	—	380,151,719
Foreign Government	—	—	14,969,332	—	—	—	14,969,332
Municipal Bonds	—	—	38,042,405	—	—	—	38,042,405
Mutual Funds	6,926,431	—	—	—	—	—	6,926,431
U.S. Government Agencies/
Mortgage-Backed	—	—	15,798,831	—	—	—	15,798,831
U.S. Treasury	—	—	537,913,062	—	—	—	537,913,062
BNY Mellon
Corporate Bond Fund
Corporate Bonds†	—	—	452,310,153	—	—	—	452,310,153
Municipal Bonds	—	—	35,792,809	—	—	—	35,792,809
Foreign Government	—	—	5,426,300	—	—	—	5,426,300
Mutual Funds	26,840,849	—	—	—	—	—	26,840,849
BNY Mellon Short-Term
U.S. Government
Securities Fund
Commercial
Mortgage-Backed	—	—	5,126,625	—	—	—	5,126,625
Municipal Bonds	—	—	16,459,526	—	—	—	16,459,526
Mutual Funds	2,112,277	—	—	—	—	—	2,112,277
U.S. Government Agencies/
Mortgage-Backed	—	—	101,591,880	—	—	—	101,591,880
U.S. Treasury	—	—	165,039,404	—	—	—	165,039,404

† See Statements of Investments for additional detailed categorizations.

The Funds 47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit. The funds are entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities pursuant to the securities lending agreement during the period ended February 28, 2013.

Table 2—Securities Lending Agreement
BNY Mellon Bond Fund	$38,710
BNY Mellon Intermediate Bond Fund	49,251
BNY Mellon Corporate Bond Fund	5,912
BNY Mellon Short-Term U.S.
Government Securities Fund	18,940

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended February 28, 2013.

Table 3—Affiliated Investment Companies

	Value				Value		Net
Affiliated Investment Companies	8/31/2012	($)	Purchases ($)	Sales ($)	2/28/2013	($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	19,144,189		199,316,550	211,219,620	7,241,119.6
Dreyfus Institutional Cash Advantage Fund	10,261,300		23,489,913	33,232,813	518,400.0
Total	29,405,489		222,806,463	244,452,433	7,759,519.6
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	6,814,149		82,780,523	83,945,041	5,649,631.6
Dreyfus Institutional Cash Advantage Fund	6,403,950		9,871,155	14,998,305	1,276,800.1
Total	13,218,099		92,651,678	98,943,346	6,926,431.7
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	10,709,490		119,294,605	116,320,913	13,683,182		2.7
Dreyfus Institutional Cash Advantage Fund	4,547,500		69,578,957	60,968,790	13,157,667		2.6
Total	15,256,990		188,873,562	177,289,703	26,840,849		5.3
BNY Mellon Short-Term U.S.
Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	2,433,767		107,763,270	108,084,760	2,112,277.7
Dreyfus Institutional Cash Advantage Fund	—		1,275,704	1,275,704	—		—
Total	2,433,767		109,038,974	109,360,464	2,112,277.7

48

(d) Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds declare and pay dividends from investment income-net monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2013, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Except for BNY Mellon Corporate Bond Fund, each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities. For BNY Mellon Corporate Bond Fund, the tax year for the period ended August 31, 2012 is subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 4 summarizes BNY Mellon Short-Term U.S. Government Securities Fund’s unused capital loss carryover available for federal income tax purposes to be

Table 4—Capital Loss Carryover

									Post-Enactment Post-Enactment
			Expiring in fiscal year						Short-Term	Long-Term
	2014	($)†	2015	($)†	2018	($)†	2019	($)†	Losses ($)††	Losses ($)††† Total ($)
BNY Mellon Short-Term U.S.
Government Securities Fund	2,822,720		4,701,996		28,529		64,834		1,723,677	1,633,555 10,975,311

†	If not applied, the carryover expires in the above year.
††	Post-enactment short-term losses that can be carried forward for an unlimited period.
††† Post-enactment long-term losses that can be carried forward for an unlimited period.

The Funds 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The funds participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2013, the funds did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

For BNY Mellon Corporate Bond Fund, the Investment Adviser had contractually agreed, from September 1, 2012 through March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the fund’s total annual operating expenses of none of the classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions and extraordinary expenses) exceeded .60% of the value of the average daily net assets of their class.The reduction in expenses, pursuant to the undertaking, amounted to $26 during the period ended February 28, 2013.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of

Table 5—Tax Character of Distributions Paid

		Long-Term
	Ordinary Income ($)	Capital Gains ($)
	2012	2012
BNY Mellon Bond Fund	43,302,789	2,826,604
BNY Mellon Intermediate Bond Fund	27,343,037	57,455
BNY Mellon Corporate Bond Fund	2,227,422	—
BNY Mellon Short-Term U.S. Government Securities Fund	2,276,478	—

50

the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares of each fund were charged during the period ended February 28, 2013, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 6—Shareholder Service Plan Fees
BNY Mellon Bond Fund	$12,733
BNY Mellon Intermediate Bond Fund	5,814
BNY Mellon Corporate Bond Fund	196
BNY Mellon Short-Term
U.S. Government Securities Fund	1,471

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statements of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2013, pursuant to the custody agreement.

Table 7—Custody Agreement Fees

BNY Mellon Bond Fund	$42,006
BNY Mellon Intermediate Bond Fund	32,814
BNY Mellon Corporate Bond Fund	15,117
BNY Mellon Short-Term
U.S. Government Securities Fund	11,696

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing cash management services related to fund subscriptions and redemptions, except for shareholder redemption draft processing, which continues to be performed by The Bank of New York Mellon.The funds also compensate The Bank of New York Mellon under a cash management agreement for providing certain cash management services. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2013, for cash management services, which is included in “Shareholder servicing costs” in the Statements of Operations. These fees were partially offset by earnings credits for each fund, also summarized in Table 8.

Table 8—Cash Management Agreement Fees

	The Bank of	The Bank of
	New York Mellon	New York Mellon	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.
	Cash Management Fees ($)	Earnings Credits ($)	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund	49	(1)	81	(12)
BNY Mellon Intermediate Bond Fund	10	—	16	(3)
BNY Mellon Corporate Bond Fund	3	—	4	(1)
BNY Mellon Short-Term
U.S. Government Securities Fund	8	—	12	(2)

The Funds 51

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended February 28, 2013, each fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) The Board members who are not “affiliated persons” as defined under the Act receive from the Trust an annual fee of $80,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $20,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $15,000.

NOTE 5—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended February 28, 2013.

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation on investments for each fund at February 28, 2013.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 9—Due to The Dreyfus Corporation and Affiliates

	Investment		Shareholder	Chief
	Advisory	Custodian	Services	Compliance
	Fees ($)	Fees ($)	Plan Fees ($)	Officer Fees ($)
BNY Mellon Bond Fund	388,937	35,677	1,822	5,308
BNY Mellon Intermediate Bond Fund	308,107	29,768	886	5,308
BNY Mellon Corporate Bond Fund	150,876	11,287	53	5,308
BNY Mellon Short-Term
U.S. Government Securities Fund	79,169	9,940	229	5,308

Table 10—Purchases and Sales

		Purchases ($)		Sales ($)
BNY Mellon Bond Fund		345,243,089	408,467,673
BNY Mellon Intermediate Bond Fund		192,491,472	192,507,487
BNY Mellon Corporate Bond Fund		284,820,988		93,473,556
BNY Mellon Short-Term U.S. Government Securities Fund		196,469,537	206,807,843

Table 11—Accumulated Net Unrealized Appreciation

		Gross	Gross
		Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund		81,694,742	1,034,445	80,660,297
BNY Mellon Intermediate Bond Fund		45,425,105	491,814	44,933,291
BNY Mellon Corporate Bond Fund		11,464,313	440,846	11,023,467
BNY Mellon Short-Term U.S. Government Securities Fund		686,290	443,903	242,387

52

NOTES

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350.
Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

©2013 MBSC Securities Corporation

MFTSA0213-TB

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT February 28, 2013

Contents

The Funds

Letter from the President	2
Discussion of Funds' Performance	
BNY Mellon National Intermediate Municipal Bond Fund	3
BNY Mellon National Short-Term Municipal Bond Fund	5
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	9
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	11
BNY Mellon Municipal Opportunities Fund	13
Understanding Your Fund's Expenses	15
Comparing Your Fund's Expenses With Those of Other Funds	16
Statements of Investments	17
Statements of Financial Futures	35,58,68,76,90
Statements of Assets and Liabilities	91
Statements of Operations	93
Statements of Cash Flows	95
Statements of Changes in Net Assets	96
Financial Highlights	103
Notes to Financial Statements	115

For More Information

Back cover

- Not FDIC-Insured
- Not Bank-Guaranteed
- May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

The search for higher after-tax yields amid historically low interest rates continued to be a major force in the solid performance of the municipal bond market over the reporting period, as the Federal Reserve Board pumped liquidity into the domestic financial system. In addition, municipal bonds benefited from favorable supply-and-demand dynamics. Robust investor demand was met with a relatively meager supply of newly issued securities stemming from political pressure to reduce government spending and borrowing. The market also was buoyed by improvements in the fiscal condition of most states and many municipalities as tax revenues increased in a gradually recovering U.S. economy.

Thank you for your continued confidence and support.

Sincerely,

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 1.80%, and its Investor shares returned 1.67%.1 In comparison, the S&P Municipal Bond Intermediate Index (the “Index”), the fund’s benchmark, achieved a total return of 2.06% for the same period.2

Falling long-term interest rates and favorable supply-and-demand dynamics helped municipal bonds produce positive absolute returns over the reporting period. The fund produced modestly lower returns than its benchmark, primarily due to shortfalls in our security selection strategy.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax.The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

Investor sentiment had begun to improve by the start of the reporting period when a number of economic concerns failed to materialize. Instead, investors responded positively to improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Although investor optimism faltered in November due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for 2013, last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries. Consequently, investors increasingly turned away from traditional safe havens, such as AAA-rated municipal bonds, and toward riskier assets.

While prices of intermediate-term municipal bonds ended the reporting period little changed from where they began, their returns were supported by the Federal Reserve Board’s (the “Fed”) aggressively accommodative monetary policy initiatives, which fueled robust demand from investors seeking higher levels of after-tax income. Meanwhile, new issuance remained muted when political pressure led to less borrowing for capital projects. From a credit quality perspective, higher tax receipts and reduced spending have enabled many states and municipalities to balance their budgets.

Fund Strategies Produced Mixed Results

The fund’s relative performance was mildly undermined by our security selection strategy, particularly

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

among lower-rated municipal bonds. For example, the fund’s focus on higher quality bonds backed by the settlement of litigation with U.S. tobacco companies weighed on the fund’s relative performance, as did overweighted exposure to highly rated escrowed bonds.

The fund’s interest rate strategy generally fared better.We set the fund’s average duration in a range we considered slightly shorter than market averages, which helped cushion the effects of rising long-term interest rates. An emphasis on bonds with maturities of 25 years and more generally buoyed the fund’s performance, but a concurrent focus on securities in the one- to three-year range produced less favorable relative results.The fund employed futures contracts, a derivative instrument, at times to implement its interest rate strategies.

Adjusting to Changing Market Conditions

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to fiscal uncertainty, suggesting to us that Fed policy will remain accommodative and municipal bonds will likely trade within a relatively tight range over the foreseeable future.At the same time, rising federal and state tax rates for high earners should support demand for a limited supply of municipal bonds. Therefore, we have main-

tained our relative value approach, which has identified a number of opportunities among revenue-backed bonds from educational institutions, transportation facilities, and industrial development projects. We have found relative few securities meeting our investment criteria among the general obligation bonds issued by states and local municipalities.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Timothy J. Sanville and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 0.40%, and Investor shares produced a total return of 0.28%.1 In comparison, the S&P Municipal Bond Short Index (the “Index”), the fund’s benchmark, achieved a total return of 0.59% for the same period.2

Short-term municipal bond prices were little changed over the reporting period as yields remained anchored by historically low short-term interest rates. The fund produced modestly lower returns than its benchmark, primarily due to the dampening impact of its cash reserves.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax.The fund occasionally may invest in taxable bonds, including for temporary defensive purposes.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Accommodative Monetary Policies Kept Rates Low

Investor sentiment had begun to improve by the start of the reporting period when a number of macroeconomic concerns failed to materialize. Instead, investors responded positively to news of improved U.S. employment and housing market trends, a commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Although investor optimism faltered in November due to uncertainty surrounding the presidential election and automatic tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries.As a result, investors increasingly turned away from traditional safe havens, such as short-term, high quality municipal bonds, and toward riskier assets.

While prices of short-term municipal bonds ended the reporting period little changed from where they began, their returns were supported by the Federal Reserve Board’s (the “Fed”) aggressively accommodative monetary policy initiatives.The Fed left the federal funds rate unchanged at between 0% and 0.25%, which fueled robust demand from investors seeking higher levels of after-tax income. Meanwhile, new issuance remained muted when political pressure led to less borrowing for capital projects. From a credit quality perspective, higher tax receipts and reduced spending have enabled many states and municipalities to achieve balanced budgets.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Strategies Produced Mixed Results

The fund’s relative performance was mildly undermined by its cash reserves, which earned lower yields than municipal bonds with maturities of one year or more.To a more modest extent, the fund’s relative results were constrained by our security selection strategy among A-rated municipal bonds, and by overweighted exposure to higher quality bonds backed by revenues from educational institutions. On the other hand, the fund’s relative performance was supported by an overweighted position in bonds backed by industrial development projects and underweighted exposure to escrowed bonds.

The fund’s interest rate strategy generally helped bolster the fund’s relative performance, as we established its average duration in a range we considered slightly longer than average.This positioning proved effective when yield differences narrowed along the market’s maturity spectrum.

Maintaining a Constructive Posture

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to fiscal uncertainty, suggesting to us that Fed policy will remain accommodative and short-term municipal bonds will likely continue to trade within a tight range over the foreseeable future. At the same time, rising federal and state tax rates for high earners should support investor demand. Therefore, we have maintained our relative value approach, which has identified a number of opportunities among revenue-backed bonds as well as securities with credit ratings toward the lower end of the investment-grade range.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond
Short Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to but not including four years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Mary Collette O’Brien and Jeremy N. Baker, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 1.50%, and its Investor shares returned 1.30%.1 In comparison, the S&P Municipal Bond Intermediate Index (the “Index”), the fund’s benchmark, achieved a total return of 2.06% for the same period.2

Despite rising long-term interest rates, favorable supply-and-demand dynamics helped municipal bonds provide positive absolute returns over the reporting period.The fund produced lower returns than its benchmark, primarily due to lack of exposure to rallying California municipal bonds. However, unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes.The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and

10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

Investor sentiment had begun to improve by the start of the reporting period when a number of economic concerns failed to materialize. Instead, investors responded positively to improved U.S. employment and housing market trends and statements from the European Central Bank in support of the euro.Although investor optimism faltered in November due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for 2013, last-minute legislation to address the tax increases helped alleviate investors’ worries. Consequently, investors turned away from traditional safe havens and toward riskier assets.

While intermediate-term municipal bond prices ended the reporting period little changed from where they began, they were supported by the Federal Reserve Board’s (the “Fed”) aggressively accommodative monetary policy initiatives, which fueled robust demand from investors seeking higher levels of after-tax income. Meanwhile, new issuance remained muted when political pressure led to less borrowing for capital projects. From a credit quality perspective, Pennsylvania has taken the difficult steps necessary to balance its budget, and fiscal conditions generally have remained sound.

Fund Strategies Produced Mixed Results

The fund’s lagging relative performance mainly stemmed from the underperformance of Pennsylvania bonds compared to other states, most notably California, that rallied from depressed levels as fiscal conditions improved. In addition, the fund suffered mild shortfalls in its security selection strategy among

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

lower-rated municipal bonds, including bonds backed by revenues from educational institutions. The fund also suffered mild shortfalls among high quality escrowed bonds and from underweighted exposure to bonds backed by health care facilities, utilities and the state’s settlement of litigation with U.S. tobacco companies. In contrast, Pennsylvania general obligation bonds helped bolster the fund’s relative performance.

The fund’s interest rate strategy generally proved effective. We set its average duration in a range we considered slightly shorter than market averages, which helped cushion the effects of rising long-term interest rates.The fund employed futures contracts, a derivative instrument, at times to implement its interest rate strategies.

Maintaining a Constructive Posture

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to fiscal uncertainty, suggesting to us that Fed policy will remain accommodative and municipal bonds will likely trade within a relatively tight range over the foreseeable future.At the same time, rising federal and state tax rates for high earners should support investor demand. Our relative value approach has identified a number of opportunities among revenue-backed bonds from educational institutions, but relative few among the bonds issued by hospitals, utilities and the state’s settlement of litigation with U.S. tobacco companies.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 1.46%, and its Investor shares returned 1.34%.1 In comparison, the S&P Municipal Bond Intermediate Index (the “Index”), the fund’s benchmark, achieved a total return of 2.06% for the same period.2

Despite rising long-term interest rates, favorable supply-and-demand dynamics helped municipal bonds produce positive absolute returns over the reporting period. The fund produced modestly lower returns than its benchmark, primarily due to lack of exposure to rallying California municipal bonds. However, unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

Investor sentiment had begun to improve by the start of the reporting period when a number of economic concerns failed to materialize. Instead, investors responded positively to improved U.S. employment and housing market trends and a stated commitment from the European Central Bank in support of the euro. Although investor optimism faltered in November due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for 2013, last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries. Consequently, investors turned away from traditional safe havens, such as AAA-rated municipal bonds, and toward riskier assets.

While prices of intermediate-term municipal bonds ended the reporting period little changed from where they began, their returns were supported by the Federal Reserve Board’s (the “Fed”) aggressively accommodative monetary policy initiatives, which fueled robust demand from investors seeking higher levels of after-tax income. Meanwhile, new issuance remained muted when political pressure led to less borrowing for capital projects. From a credit quality perspective, Massachusetts has continued to fare well compared to most other states, mainly due to sound fiscal management and a well-diversified economic base.

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Strategies Produced Mixed Results

The fund’s lagging relative performance was mainly the result of the underperformance of Massachusetts bonds compared to other states, most notably California, that rallied from depressed levels as fiscal conditions improved. In addition, the fund suffered mild shortfalls in its security selection strategy among lower-rated municipal bonds, including BBB-rated holdings of Puerto Rico bonds.

The fund’s interest rate strategy generally fared better. We set the fund’s average duration in a range we considered slightly shorter than market averages, which helped cushion the effects of rising long-term interest rates.An emphasis on bonds with maturities of 15 years and more generally buoyed fund performance, but a concurrent emphasis on the one- to three-year range produced less favorable results. The fund employed future contracts, a derivative instrument, at times to implement its interest rate strategies.

Maintaining a Constructive Posture

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to fiscal uncertainty, suggesting to us that Fed policy will remain accommodative and municipal bonds will likely trade within a relatively tight range over the foreseeable future. At the same time, rising federal and state tax rates for high earners should support investor demand. Our relative value approach has identified a number of opportunities among revenue-backed bonds from educational institutions, but relative few among the general obligation bonds issued by utilities and the state’s settlement of litigation with U.S. tobacco companies.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 1.31%, and its Investor shares returned 1.19%.1 In comparison, the S&P Municipal Bond Intermediate Index (the “Index”), the fund’s benchmark, achieved a total return of 2.06% for the same period.2

Despite rising long-term interest rates, favorable supply-and-demand dynamics helped municipal bonds produce positive absolute returns over the reporting period. The fund produced lower returns than its national benchmark, primarily due to lack of exposure to rallying municipal bonds from other states, particularly California. However, unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, NewYork state and NewYork city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state and NewYork city personal income taxes.These municipal bonds include those issued by NewYork state and New York city as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

Investor sentiment had begun to improve by the start of the reporting period when a number of economic concerns failed to materialize. Instead, investors responded positively to improved U.S. employment and housing market trends and a stated commitment from the European Central Bank in support of the euro. Although investor optimism faltered in November due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries. Consequently, investors turned away from traditional safe havens, such as AAA-rated municipal bonds, and toward riskier assets.

While prices of intermediate-term municipal bonds ended the reporting period little changed from where they began, their returns were supported by the Federal Reserve Board’s (the “Fed”) aggressively accommodative monetary policy initiatives, which fueled robust demand from investors seeking higher levels of after-tax income. Meanwhile, new issuance remained muted when political pressure led to less borrowing for capital projects. From a credit quality perspective, NewYork has continued to take the difficult steps required to balance its budget and shore up its fiscal condition.

Fund Strategies Produced Mixed Results

The fund’s lagging relative performance was mainly the result of the underperformance of NewYork bonds compared to other states, most notably California, that rallied from depressed levels as fiscal conditions improved. In addition, our security selections in the

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

seven- to nine-year maturity range hurt the fund’s relative performance.The fund also suffered mild shortfalls in its security selection strategy among lower-rated municipal bonds, including those rated BBB andA. On the other hand, the fund received positive contributions to its relative results from NewYork municipal bonds backed by state tax appropriations, educational institutions, industrial development projects, and certain counties and cities.

The fund’s interest rate strategy had little impact on relative performance, as we maintained its average duration in a range we considered in line with market averages.The fund employed futures contracts, a derivative instrument, at times to implement its interest rate strategies.

Adjusting to Changing Market Conditions

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to fiscal uncertainty, suggesting to us that Fed policy will remain accommodative and municipal bonds will likely trade within a relatively tight range over the foreseeable future.At the same time, rising federal and state tax rates for high earners should support investor demand. Our relative value approach has identified a number of opportunities among revenue-backed bonds from edu-

cational institutions, but relatively few among bonds issued on behalf of transportation facilities and the state’s settlement of litigation with U.S. tobacco companies.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2013, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P Municipal Bond
Intermediate Index is composed of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to but not including 15 years as measured from the date on which the Index is rebalanced. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

12

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 3.86%, and its Investor shares returned 3.66%.1 In comparison, the Barclays Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 2.01% for the same period.2

Despite rising long-term interest rates, favorable supply-and-demand dynamics helped municipal bonds provide positive absolute returns over the reporting period. The fund produced higher returns than its benchmark, primarily due to overweighted exposure to securities with credit ratings at the lower end of the investment-grade range.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds).While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denomi-

nated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

In the wake of earlier market declines, a sustained market rally began near the start of the reporting period when the European financial crisis did not worsen, China appeared to have engineered a soft landing for its economy, and recession fears faded in the United States. Instead, investors responded positively to improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and expectations that new leadership in China might lead to stronger regional growth. Although investor optimism faltered in November due to uncertainty surrounding automatic tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the scheduled tax increases helped alleviate investors’ worries. As a result, investors increasingly turned away from traditional safe havens, such as AAA-rated municipal bonds, and toward riskier assets.

The Funds 13

DISCUSSION OF FUND PERFORMANCE (continued)

While municipal bond prices ended the reporting period close to where they began, their returns were supported by the Federal Reserve Board’s (the “Fed”) aggressively accommodative monetary policy initiatives, which fueled robust demand from investors seeking higher levels of after-tax income. Meanwhile, new issuance remained muted when political pressure led to less borrowing for capital projects. From a credit quality perspective, higher tax receipts and reduced spending have enabled many states and municipalities to achieve balanced budgets.

Security Selections Buoyed Fund Performance

The fund’s relative performance was boosted to a degree by its emphasis on BBB-rated municipal bonds, which reside in the lower tier of the investment-grade range. These higher yielding securities were the subject of robust demand from income-oriented investors. In addition, the fund achieved above-average results from municipal bonds backed by revenues from health care facilities and industrial development projects. Longer-dated municipal bonds also contributed positively to the fund’s relative performance.

While a mildly short average duration helped cushion the impact of rising long-term interest rates, the fund’s leveraging strategies proved relatively ineffective over the reporting period due to its focus on the intermediate-term segment of the market’s maturity spectrum. The fund’s cash reserves also detracted modestly from its results compared to the benchmark.The fund employed futures contracts, a derivative instrument, at times to implement its interest rate strategies, but these instruments dampened results during the reporting period.

Maintaining a Constructive Investment Posture

We have been encouraged by recently improved data, but the U.S. economy remains vulnerable to fiscal uncertainty, suggesting to us that Fed policy will remain accommodative and municipal bonds will likely trade within a relatively tight range over the foreseeable future.At the same time, rising federal and state tax rates for high earners should support demand for a limited supply of municipal bonds. Therefore, we have maintained our relative value approach, which has identified a number of opportunities among BBB-rated, revenue-backed municipal bonds.We have found relative few securities meeting our investment criteria among the general obligation bonds issued by states and local municipalities.

March 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1 Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can esti-
mate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$2.50	$3.75
Ending value (after expenses)	$1,018.00	$1,016.70
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.48	$3.72
Ending value (after expenses)	$1,004.00	$1,002.80
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.35	$4.59
Ending value (after expenses)	$1,015.00	$1,013.00
Annualized expense ratio (%)	.67	.92
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.65	$3.89
Ending value (after expenses)	$1,014.60	$1,013.40
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.94	$4.19
Ending value (after expenses)	$1,013.10	$1,011.90
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.69	$4.85
Ending value (after expenses)	$1,038.60	$1,036.60
Annualized expense ratio (%)	.73	.96

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investores assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.36	$4.61
Ending value (after expenses)	$1,021.47	$1,020.23
Annualized expense ratio (%)	.67	.92
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.66	$3.91
Ending value (after expenses)	$1,022.17	$1,020.93
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.96	$4.21
Ending value (after expenses)	$ 1,021.87	$1,020.63
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$3.66	$4.81
Ending value (after expenses)	$1,021.17	$1,020.03
Annualized expense ratio (%)	.73	.96

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.7%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000		1,767,615
Birmingham Special Care Facilities Financing Authority-Baptist
Medical Centers, Revenue (Baptist Health System, Inc.)	5.00	11/15/15	5,000,000		5,489,950
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	1,180,000		1,181,168
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000		4,813,944
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000		13,539,932
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured;
National Public Finance Guarantee Corp.)	5.00	11/15/13	1,365,000		1,411,314
Montgomery BMC Special Care Facilities Financing
Authority, Revenue (Baptist Health) (Insured;
National Public Finance Guarantee Corp.)	5.00	11/15/14	2,500,000		2,688,825
Alaska—1.0%
Alaska Industrial Development and
Export Authority, Revolving Fund Revenue	5.25	4/1/27	2,295,000		2,733,988
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	5,000,000		5,580,550
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	8,000,000		9,440,080
Arizona—4.1%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/25	2,500,000		3,037,800
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/26	1,000,000		1,215,120
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/28	1,100,000		1,319,362
Arizona Transportation Board, Highway Revenue	5.00	7/1/26	5,000,000		5,886,000
Arizona Transportation Board, Highway Revenue (Prerefunded)	5.00	7/1/16	15,000,000	[a]	17,263,650
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/31	10,000,000		11,846,700
Arizona Water Infrastructure Finance
Authority, Water Quality Revenue	5.00	10/1/21	3,000,000		3,821,220
Glendale, Senior Lien Water and Sewer Revenue Obligations	5.00	7/1/25	6,325,000		7,702,585
Glendale, Senior Lien Water and Sewer Revenue Obligations	5.00	7/1/26	4,425,000		5,337,302
Phoenix, GO	6.25	7/1/16	1,250,000		1,484,438
Phoenix Civic Improvement Corporation, Transit
Excise Tax Revenue (Light Rail Project) (Insured; AMBAC)	5.00	7/1/16	6,000,000		6,381,060
University Medical Center Corporation, HR	5.25	7/1/16	2,310,000		2,428,549
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	7,990,000		8,605,709
California—17.0%
Agua Caliente Band, Cahuilla Indians Revenue	5.60	7/1/13	475,000	[b]	473,984
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	5,000,000		5,692,250
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.36	4/1/27	15,000,000	[c]	14,997,750
California, Economic Recovery Bonds	5.00	7/1/15	2,950,000		3,141,485

The Funds 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California, GO	0.79	5/1/15	7,500,000	[c]	7,506,000
California, GO	5.50	6/1/20	115,000		115,516
California, GO	5.25	11/1/26	10,500,000		10,834,740
California, GO (Various Purpose)	5.00	9/1/21	11,200,000		13,976,592
California, GO (Various Purpose)	5.00	9/1/21	5,000,000		6,239,550
California, GO (Various Purpose)	5.25	10/1/23	5,000,000		6,164,500
California, GO (Various Purpose)	5.00	9/1/25	20,000,000		24,287,400
California, GO (Various Purpose)	6.00	3/1/33	11,445,000		14,217,551
California, GO (Various Purpose)	6.50	4/1/33	3,000,000		3,765,660
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,415,582
California, GO (Various Purpose) (Prerefunded)	5.00	2/1/14	1,825,000	[a]	1,906,833
California Department of Water Resources, Power Supply Revenue	5.00	5/1/22	5,000,000		6,176,550
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	11,985,000		14,408,127
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/19	5,000,000		6,269,250
California Health Facilities Financing Authority,
Revenue (Cedars-Sinai Medical Center)	5.00	8/15/18	2,500,000		3,003,600
California Health Facilities Financing Authority,
Revenue (City of Hope)	5.00	11/15/23	1,500,000		1,815,675
California Health Facilities Financing Authority,
Revenue (City of Hope)	5.00	11/15/24	1,600,000		1,922,080
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/24	8,500,000		10,449,475
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.25	10/1/28	4,000,000		4,861,240
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	3,440,000		4,176,814
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	77,966
California Infrastructure and Economic Development Bank, Revenue
(California Independent System Operator Corporation Project)	6.00	2/1/30	8,000,000		8,667,280
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000		5,019,200
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—Blocks
171-174 and 225) (Insured; AMBAC)	5.00	12/1/23	4,000,000		4,013,000
California State Public Works Board, LR (Department
of Mental Health-Coalinga State Hospital)	5.00	6/1/24	1,500,000		1,568,670

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California State Public Works Board, LR (Various Capital Projects)	5.00	4/1/19	8,760,000		10,527,680
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/19	5,000,000		6,054,800
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,426,900
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/20	1,350,000		1,639,791
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.25	8/1/24	4,345,000		5,341,265
California Statewide Communities Development Authority,
Revenue (Saint Joseph Health System) (Insured;
Assured Guaranty Municipal Corp.)	4.50	7/1/18	3,125,000		3,345,906
California Statewide Communities Development
Authority, Revenue (The California Endowment)	5.25	7/1/15	1,740,000		1,770,224
East Bay Municipal Utility District,
Water System Revenue	5.00	6/1/22	10,000,000		12,830,500
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/18	590,000		593,676
Los Angeles County Metropolitan Transportation Authority,
Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/20	7,165,000	[d]	8,903,157
Los Angeles Department of Airports, Senior
Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000		18,658,765
Los Angeles Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/24	2,395,000		2,786,151
Los Angeles Unified School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.75	7/1/16	2,000,000		2,341,700
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/33	4,000,000	[e]	1,573,000
Oakland Joint Powers Financing Authority, LR
(Oakland Convention Centers) (Insured; AMBAC)	5.50	10/1/13	1,500,000		1,535,235
Port of Oakland, Revenue	5.00	5/1/18	1,835,000		2,174,603
Port of Oakland, Revenue	5.00	5/1/19	2,250,000		2,686,207
Port of Oakland, Revenue	5.00	5/1/20	3,000,000		3,624,300
Port of Oakland, Revenue	5.00	5/1/21	2,785,000		3,377,509
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,222,475
Sacramento County Water Financing Authority, Revenue (Sacramento
County Water Agency Zones 40 and 41 Water System Project)
(Insured; National Public Finance Guarantee Corp.)	0.76	6/1/34	8,000,000	[c]	7,364,720
Sacramento Municipal Utility District, Electric Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/23	6,350,000		7,457,440
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/25	5,000,000		5,997,400

The Funds 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/26	5,000,000		5,942,450
Westside Unified School District, GO (Insured; AMBAC)	6.00	8/1/14	385,000		408,277
Colorado—3.9%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,439,420
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,936,800
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	280,000		292,085
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project) (Prerefunded)	5.00	1/15/15	970,000	[a]	1,053,566
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.75	4/1/15	15,000		15,234
Colorado Housing and Finance Authority,
Single Family Program Senior and Subordinate Bonds	6.05	10/1/16	20,000		20,129
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000		5,178,514
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/16	3,565,000		3,898,969
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000		5,510,400
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000		3,883,495
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.45	6/15/16	7,690,000	[a]	8,897,330
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/16	7,345,000	[a]	8,557,953
Northwest Parkway Public Highway Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.55	6/15/16	10,960,000	[a]	12,716,340
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	5.75	11/15/18	2,515,000		2,888,855
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000		6,581,035
Regional Transportation District, COP	5.00	6/1/19	1,750,000		2,074,765
Regional Transportation District, COP	5.00	6/1/20	2,700,000		3,231,117
Regional Transportation District, COP	5.50	6/1/22	2,200,000		2,646,050
Connecticut—1.3%
Connecticut, GO	5.00	4/15/22	5,000,000		6,291,650
Connecticut, GO	5.00	5/15/23	12,500,000		15,287,875
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000		1,830,390

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut (continued)
Connecticut Health and Educational Facilities Authority,
Revenue (Connecticut State University System Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/14	1,260,000		1,360,132
District of Columbia—.7%
District of Columbia, GO (Insured; Assured Guaranty Municipal Corp.)	0.67	6/1/16	5,000,000	[c]	5,315,400
Metropolitan Washington Airports Authority,
Airport System Revenue	5.00	10/1/23	4,250,000		5,079,515
Metropolitan Washington Airports Authority,
Airport System Revenue	5.00	10/1/24	2,500,000		2,958,625
Florida—6.3%
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000		4,850,130
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000		2,873,400
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.00	7/1/15	10,000,000		11,021,500
Florida Municipal Loan Council, Revenue
(Insured; National Public Finance Guarantee Corp.)	5.75	11/1/15	45,000		45,198
Florida Municipal Loan Council, Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.75	5/1/13	10,000	[a]	10,097
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000		3,940,905
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000		4,079,140
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/17	2,000,000		2,346,540
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000		3,093,325
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/18	8,500,000		10,264,685
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/21	2,000,000		2,426,280
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/22	1,625,000		1,949,837
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/24	1,000,000		1,182,150
Lee County, Airport Revenue	5.50	10/1/23	2,500,000		2,979,125
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,914,650
Miami-Dade County, Aviation Revenue
(Miami International Airport)	5.50	10/1/25	4,175,000		4,986,704
Miami-Dade County, Subordinate Special Obligation
Bonds (Insured; National Public Finance Guarantee Corp.)	0/5.00	10/1/22	2,000,000	[f]	2,082,400
Orlando Utilities Commission, Utility System Revenue	2.79	10/1/16	13,400,000	[c]	14,174,520
Orlando Utilities Commission, Utility System Revenue	5.00	10/1/21	3,000,000		3,780,030

The Funds 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Orlando-Orange County Expressway Authority, Revenue	5.00	7/1/40	7,500,000		8,322,375
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/24	1,790,000		1,980,993
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/25	6,170,000		6,791,134
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/28	2,105,000		2,285,525
Sarasota County, Revenue (Environmentally
Sensitive Lands and Parkland Program)	5.25	10/1/29	1,085,000		1,172,907
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	302,945
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	296,762
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	259,667
Sarasota County, Revenue (Environmentally Sensitive
Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000	[a]	896,470
Tallahassee, Capital Bonds Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	10/1/14	5,725,000	[a]	6,160,043
Tampa Bay Water, A Regional Water Supply
Authority, Utility System Revenue	5.00	10/1/20	5,000,000		6,235,750
Georgia—2.0%
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000		5,082,500
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000		7,104,960
Chatham County Hospital Authority, HR Improvement
(Memorial Health University Medical Center, Inc.) (Prerefunded)	5.75	1/1/14	5,000,000	[a]	5,229,950
Crisp County Development Authority, EIR
(International Paper Company Project)	5.55	2/1/15	1,000,000		1,078,440
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		4,047,960
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[g]	526,684
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000		6,062,450
Private Colleges and Universities
Authority, Revenue (Emory University)	5.00	9/1/18	2,000,000		2,222,900
Putnam County Development Authority,
PCR (Georgia Power Company)	5.10	6/1/23	6,120,000		6,196,194
Hawaii—.9%
Hawaii, GO	5.00	12/1/16	9,830,000		11,443,693
Hawaii, GO	5.00	12/1/17	5,000,000		5,992,450

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Idaho—.7%
University of Idaho Regents, General Revenue	5.25	4/1/21	10,360,000		12,291,622
Illinois—4.5%
Chicago, GO	5.00	1/1/20	5,000,000		5,977,500
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000		1,267,431
Cook County, GO	5.00	11/15/24	7,500,000		8,937,450
Illinois, GO	5.00	8/1/18	16,000,000		18,545,120
Illinois, GO	5.00	8/1/19	10,000,000		11,618,200
Illinois, GO	5.00	9/1/19	7,500,000		7,943,475
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000		5,803,600
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000		2,754,900
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	3,500,000		3,797,185
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.25	6/1/24	10,000,000		11,187,300
Will County Forest Preserve District, GO Unlimited Tax Bonds	5.00	12/15/20	4,000,000		4,964,000
Indiana—.4%
Indiana Finance Authority, Acquisition Revenue
(National Collegiate Athletic Association Project)	5.00	5/1/15	1,000,000		1,097,790
Indiana Finance Authority, State Revolving Fund Program Bonds	5.00	2/1/24	5,000,000		6,202,450
Kansas—2.0%
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/20	3,025,000		3,529,721
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/21	3,370,000		3,878,870
Kansas Development Finance Authority,
Revenue (University of Kansas Projects)	4.00	5/1/24	3,850,000		4,285,396
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000		10,038,396
Wichita, Water and Sewer Utility Revenue	5.00	10/1/22	8,390,000		10,386,400
Wyandotte County/Kansas City Unified Government,
Utility System Revenue (Insured; AMBAC)	5.65	9/1/22	4,700,000		5,263,060
Kentucky—.2%
Kentucky Housing Corporation, Housing Revenue	4.80	7/1/20	2,025,000		2,095,105
Kentucky Property and Buildings Commission,
Revenue (Project Number 100)	5.00	8/1/21	1,785,000		2,202,797
Louisiana—3.2%
Jefferson Sales Tax District, Special Sales
Tax Revenue (Insured; AMBAC)	5.25	12/1/21	4,000,000		4,717,560
Louisiana, Gasoline and Fuels Tax Second Lien Revenue	0.86	6/1/13	5,000,000	[c]	5,003,450

The Funds 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Louisiana (continued)
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.25	6/1/13	4,000,000		4,046,920
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC)	5.00	6/1/21	5,500,000		6,050,715
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	14,500,000		17,642,150
Louisiana Local Government Environmental Facilities
and Community Development Authority, Revenue
(Louisiana Community and Technical College
System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,953,800
Louisiana Public Facilities Authority,
Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,340,920
Louisiana Stadium and Exposition District, Senior Revenue	5.00	7/1/28	3,650,000		4,250,644
Louisiana Stadium and Exposition District, Senior Revenue	5.00	7/1/29	2,750,000		3,184,115
Louisiana Stadium and Exposition District, Senior Revenue	5.00	7/1/31	5,000,000		5,732,350
Maine—.1%
Maine Housing Authority, Mortgage Purchase Bonds	4.75	11/15/21	2,450,000		2,561,181
Maryland—.3%
Howard County, Consolidated Public Improvement GO	5.00	8/15/17	5,030,000		6,002,651
Massachusetts—1.9%
Massachusetts, Consolidated Loan (Insured;
National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		4,244,121
Massachusetts, GO	0.66	11/1/18	2,000,000	[c]	2,015,140
Massachusetts Development Finance Agency,
Revenue (Combined Jewish Philanthropies
of Greater Boston, Inc. Project)	4.75	2/1/15	1,320,000		1,383,716
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	8,050,000		8,158,514
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	2,000,000		2,504,520
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/29	5,000,000		5,783,750
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000		1,735,125
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000		354,470
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	6,000,000		7,054,980
Massachusetts School Building Authority, Dedicated Sales
Tax Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/30	60,000		65,948
Massachusetts School Building Authority, Dedicated
Sales Tax Revenue (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	8/15/15	190,000	[a]	211,620

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts School Building Authority, Dedicated
Sales Tax Revenue (Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	8/15/15	1,250,000	[a]	1,392,238
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/17	275,000		294,440
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,702
Michigan—.5%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		8,243,760
Michigan Municipal Bond Authority,
Drinking Water Revolving Fund Revenue	5.50	10/1/15	1,000,000		1,130,940
Minnesota—1.3%
Minneapolis, Health Care System Revenue (Fairview Health Services)	6.63	11/15/28	12,000,000		14,807,640
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	5.00	3/1/14	1,410,000		1,476,806
University of Minnesota Regents, Special Purpose
Revenue (State Supported Stadium Debt)	5.00	8/1/19	6,300,000		7,137,459
Mississippi—.1%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	1,410,000		1,529,046
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000		461,928
Missouri—.1%
Missouri Environmental Improvement and
Energy Resource Authority, Water PCR
(State Revolving Fund Program—Master Trust)	5.50	7/1/14	1,250,000		1,317,038
Missouri Housing Development Commission, SFMR (Homeownership
Loan Program) (Collateralized: FNMA and GNMA)	5.05	9/1/24	565,000		565,853
Nebraska—.1%
Nebraska Investment Finance Authority, SFHR
(Collateralized: FHLMC, FNMA and GNMA)	4.70	9/1/21	520,000		537,155
Omaha City, GO (City of Omaha Convention Center/Arena Project)	6.50	12/1/16	1,000,000		1,219,220
Nevada—1.5%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	10,000,000		11,590,900
Clark County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		15,308,473
New Hampshire—.1%
New Hampshire Business Finance Authority, PCR
(Central Maine Power Company)	5.38	5/1/14	1,000,000		1,048,430
New Jersey—4.4%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000		1,164,940

The Funds 25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[a]	5,722,150
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[a]	5,722,150
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	5,000,000	[a]	5,722,150
Garden State Preservation Trust, Open Space and
Farmland Preservation Revenue (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.80	11/1/15	2,500,000	[a]	2,861,075
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.38	6/15/15	4,400,000		4,911,148
New Jersey Economic Development Authority,
School Facilities Construction Revenue	2.04	2/1/18	10,000,000	[c]	10,320,100
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/21	12,000,000		14,685,600
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Prerefunded)	5.00	3/1/15	2,000,000	[a]	2,184,340
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Prerefunded)	5.00	3/1/15	1,000,000	[a]	1,092,170
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	3,750,000		4,695,150
New Jersey Health Care Facilities Financing
Authority, Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,207,291
New Jersey Health Care Facilities Financing
Authority, Revenue (Barnabas Health Issue)	5.00	7/1/24	1,000,000		1,187,390
New Jersey Health Care Facilities Financing Authority,
Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,398,480
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	10,000,000	[e]	5,028,400
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.50	6/15/31	5,000,000		5,942,200
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/20	5,000,000		6,106,500
New Mexico—.4%
New Mexico Finance Authority, Revenue
(Public Project Revolving Fund) (Insured; AMBAC)	5.25	6/1/17	1,000,000		1,062,330
New Mexico Finance Authority, State
Transportation Senior Lien Revenue	5.00	6/15/18	5,000,000		6,070,200

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—6.8%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	1,000,000		1,155,480
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/13	950,000		966,616
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/14	950,000		1,021,564
Greece Central School District, GO (Insured; FGIC)	6.00	6/15/15	950,000		1,073,586
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000		3,294,490
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000		1,822,035
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	5,000,000		5,766,100
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000		15,289,320
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.40	11/1/22	10,000,000	[c]	9,700,000
New York City, GO	5.13	12/1/24	5,000,000		5,888,450
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000		15,886,520
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000		1,093,580
New York State Dormitory Authority, Revenue
(Consolidated City University System)
(Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	200,000		230,802
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	12/15/24	7,000,000		8,703,380
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	12/15/25	8,000,000		9,882,400
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/24	5,000,000		6,150,900
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/25	3,000,000		3,663,420
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000		5,694,050
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000		5,875,900
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.00	4/1/24	4,500,000		5,214,150
Port Authority of New York and New Jersey
(Consolidated Bonds, 139th Series) (Insured;
National Public Finance Guarantee Corp. )	5.00	10/1/16	5,440,000		5,993,846

The Funds 27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.50	6/1/19	5,000,000		5,067,250
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue Bonds (State Contingency Contract
Secured) (Insured; National Public Finance Guarantee Corp.)	5.50	6/1/18	175,000		175,819
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[e]	5,532,700
North Carolina—3.2%
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/17	8,000,000		9,260,320
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/17	8,050,000		9,057,699
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.25	1/1/20	5,000,000		5,860,900
North Carolina Eastern Municipal Power
Agency, Power System Revenue	5.00	1/1/26	18,000,000		20,520,360
North Carolina Municipal Power Agency
Number 1, Catawba Electric Revenue	5.00	1/1/24	5,500,000		6,341,335
Wake County, LOR	5.00	1/1/24	5,955,000		7,238,362
Ohio—.6%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000		3,817,282
Cuyahoga County, Revenue (Cleveland Clinic
Health System Obligated Group)	6.00	1/1/15	1,110,000		1,132,033
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000		3,709,900
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	540,000		563,231
Toledo-Lucas County Port Authority,
Port Facilities Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000		958,194
Oregon—1.4%
Oregon, GO	5.00	11/1/18	5,000,000		6,131,000
Oregon, GO	5.00	11/1/19	5,000,000		6,240,650
Oregon, GO	5.00	11/1/20	3,100,000		3,917,098
Oregon, GO (Oregon Department of Transportation Project)	5.00	5/1/17	7,565,000		8,938,426
Pennsylvania—2.3%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.25	6/15/15	1,620,000		1,788,448
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/28	5,000,000		5,871,400
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000		5,877,400
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000		4,421,099

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000		4,522,258
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	2,165,000		2,346,990
Pittsburgh, GO	5.00	9/1/25	10,000,000		11,777,800
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000		1,192,750
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/24	1,750,000		2,048,375
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000		3,197,810
Rhode Island—.1%
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue (Providence
College Issue) (Insured; XLCA) (Prerefunded)	4.50	11/1/13	795,000	[a]	818,278
Rhode Island Health and Educational Building Corporation,
Higher Educational Facility Revenue (Providence
College Issue) (Insured; XLCA) (Prerefunded)	5.00	11/1/13	250,000	[a]	258,163
South Carolina—.3%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000		3,710,910
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow) (Prerefunded)	5.00	12/1/13	350,000	[a]	362,828
Newberry Investing in Children’s Education,
Installment Purchase Revenue (School District
of Newberry County, South Carolina Project)	5.25	12/1/20	1,000,000		1,064,280
Tennessee—.6%
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/25	10,000,000		11,944,500
Texas—10.0%
Austin, Water and Wastewater System Revenue	5.00	11/15/25	3,000,000		3,707,310
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,502,020
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,945,836
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000		1,207,270
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/23	12,500,000		14,923,625
Harris County, Toll Road Senior Lien Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	8/15/14	4,000,000	[a]	4,279,160
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000		16,675,833
Harris County Health Facilities Development Corporation,
HR (Memorial Hermann Healthcare System)	7.00	12/1/27	5,000,000		6,191,900

The Funds 29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Houston, Public Improvement GO	5.00	3/1/18	5,000,000		5,991,400
Houston, Public Improvement GO (Insured; AMBAC)	5.00	3/1/18	3,895,000		4,335,291
Houston, Public Improvement GO
(Insured; AMBAC) (Prerefunded)	5.00	9/1/15	1,295,000	[a]	1,443,808
Houston Community College System, Limited Tax Bonds	5.00	2/15/21	2,250,000		2,817,585
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000	[e]	1,476,375
Lower Colorado River Authority, Junior Lien Revenue
(Seventh Supplemental Series) (Insured;
Assured Guaranty Municipal Corp.)	5.00	1/1/15	1,135,000		1,231,906
Lower Colorado River Authority, Revenue	5.00	5/15/16	15,000		17,107
Lower Colorado River Authority, Revenue	5.00	5/15/16	35,000		40,025
Lower Colorado River Authority, Revenue	5.00	5/15/16	13,950,000		15,847,200
Lower Colorado River Authority, Revenue	5.00	5/15/26	12,970,000		15,339,749
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/21	7,615,000		9,176,303
Royse City Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	0.00	8/15/14	3,260,000	[e]	3,241,451
San Antonio, Electric and Gas Systems Revenue	5.00	2/1/17	5,000,000		5,844,900
San Antonio, Electric and Gas Systems Revenue (Prerefunded)	5.00	2/1/16	10,000,000	[a]	11,294,400
Texas Department of Housing and Community Affairs,
SFMR (Collateralized: FNMA and GNMA and
Insured; National Public Finance Guarantee Corp.)	5.45	9/1/23	875,000		876,601
Texas Public Finance Authority, GO	5.00	10/1/23	9,385,000		11,685,263
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/17	7,500,000		8,443,125
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	1/1/20	10,000,000		10,188,800
Texas Transportation Commission,
State Highway Fund First Tier Revenue	5.00	4/1/20	15,000,000		17,478,900
Texas Water Development Board, State
Revolving Fund Subordinate Lien Revenue	5.00	7/15/24	3,650,000		4,264,259
Utah—1.7%
Metropolitan Water District of Salt Lake
and Sandy, Water Revenue Project Bonds	4.00	7/1/21	6,005,000		7,097,850
Utah, GO	5.00	7/1/20	20,000,000		25,229,200
Virginia—3.4%
Norfolk, GO	5.00	10/1/21	4,060,000		5,130,419
Virginia, GO	5.00	6/1/23	5,490,000		6,941,117
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/19	7,000,000		8,562,190

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/20	5,000,000		6,203,350
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000		2,804,702
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000		13,864,187
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/18	8,370,000		10,164,612
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/19	6,950,000		8,588,949
Washington—1.7%
Energy Northwest, Electric Revenue
(Columbia Generating Station)	5.00	7/1/20	10,955,000		13,662,638
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000		6,371,156
Washington, Motor Vehicle Fuel Tax GO	5.00	8/1/23	3,570,000		4,411,520
Washington Health Care Facilities Authority,
Revenue (Providence Health and Services)	5.00	10/1/21	5,000,000		6,100,500
West Virginia—.4%
Monongalia County Building Commission, HR
(Monongalia General Hospital)	5.25	7/1/20	3,140,000		3,325,543
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	1,000,000		1,018,990
West Virginia Economic Development Authority, PCR
(Appalachian Power Company—Amos Project)	4.85	9/4/13	2,600,000		2,649,374
Wisconsin—1.1%
Wisconsin, GO	5.00	5/1/20	5,800,000		6,875,958
Wisconsin, Transportation Revenue (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.00	7/1/15	11,825,000	[a]	13,107,658
U.S. Related—2.8%
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/19	5,715,000		6,266,097
Puerto Rico Commonwealth, Public Improvement
GO (Insured; National Public Finance Guarantee Corp.)	6.25	7/1/13	1,380,000		1,400,990
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000		5,499,400
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	5,000,000		5,351,250
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000		4,123,683
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	4,000,000		4,094,200
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/14	1,000,000		1,041,410
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/15	995,000		1,054,183

The Funds 31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/15	5,000		5,594
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/16	5,000		5,825
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.50	7/1/16	1,995,000		2,143,169
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/17	1,940,000		2,124,533
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/17	5,000		6,080
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	2,500,000		2,606,425
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000	[f]	11,660,110
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[f]	2,041,925
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	6.50	8/1/44	2,500,000		2,848,675
Total Long-Term Municipal Investments
(cost $1,659,528,740)					1,795,840,545

Short-Term Municipal Investments—3.3%
Illinois—.3%
Chicago Board of Education, Unlimited Tax GO Notes,
Refunding (Dedicated Revenues) (LOC; JPMorgan Chase Bank)	0.11	3/1/13	6,000,000	[h]	6,000,000
Iowa—.1%
Iowa Finance Authority, Private College Revenue,
Refunding (Drake University Project) (LOC; Wells Fargo Bank)	0.11	3/1/13	2,200,000	[h]	2,200,000
Kansas—.2%
Wichita, Hospital Facilities Revenue (Via Christi
Health, Inc.) (LOC; JPMorgan Chase Bank)	0.11	3/1/13	3,200,000	[h]	3,200,000
Kentucky—.0%
Christian County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.11	3/1/13	400,000	[h]	400,000
Massachusetts—1.0%
Massachusetts, GO Notes	0.40	3/7/13	10,000,000	[h]	9,999,800
Massachusetts, GO Notes (Consolidated Loan)	0.56	3/7/13	5,000,000	[h]	5,013,450
Massachusetts, GO Notes (Consolidated Loan)
(LOC; JPMorgan Chase Bank)	0.11	3/1/13	2,060,000	[h]	2,060,000

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Mississippi—.1%
Jackson County, PCR, Refunding (Chevron U.S.A. Inc. Project)	0.10	3/1/13	1,900,000	[h]	1,900,000
Mississippi Business Finance Corporation, Gulf Opportunity
Zone IDR (Chevron U.S.A. Inc. Project)	0.10	3/1/13	800,000	[h]	800,000
Missouri—.2%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.10	3/1/13	2,200,000	[h]	2,200,000
Missouri Health and Educational Facilities Authority, Health
Facilities Revenue (SSM Health Care) (LOC; PNC Bank NA)	0.10	3/1/13	1,435,000	[h]	1,435,000
New Hampshire—.8%
New Hampshire Business Finance Authority, Revenue
(Littleton Regional Hospital Issue) (LOC; TD Bank)	0.11	3/1/13	6,000,000	[h]	6,000,000
New Hampshire Health and Education Facilities Authority,
Revenue (Dartmouth College Issue) (Liquidity
Facility; JPMorgan Chase Bank)	0.10	3/1/13	7,500,000	[h]	7,500,000
New York—.5%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.11	3/1/13	4,000,000	[h]	4,000,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.11	3/1/13	5,200,000	[h]	5,200,000
Ohio—.1%
Ohio University, General Receipts Bonds
(Insured; Assured Guaranty Municipal Corp.)	1.25	3/7/13	2,265,000	[h]	2,265,000
Total Short-Term Municipal Investments
(cost $60,160,000)					60,173,250

Total Investments (cost $1,719,688,740)			100.4%		1,856,013,795
Liabilities, Less Cash and Receivables			(.4%)		(7,231,522)
Net Assets			100.0%		1,848,782,273

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, this security was valued at $473,984 or 0.03% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Purchased on a delayed delivery basis.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
g Non-income producing—security in default.
h Variable rate demand note—rate shown is the interest rate in effect at February 28, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Funds 33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		ROCS	Reset Options Certificates
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts			SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	15.2
AA		Aa		AA	45.4
A		A		A	31.7
BBB		Baa		BBB	5.1
B		B		B	.3
F1		MIG1/P1		SP1/A1	1.3
Not Rated[i]		Not Rated[i]		Not Rated[i]	1.0
100.0

† Based on total investments.
i Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

34

STATEMENT OF FINANCIAL FUTURES

February 28, 2013 (Unaudited)

		Market Value		Unrealized
BNY Mellon National		Covered by		Appreciation
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2013	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	340	(45,119,063)	March 2013	239,062

See notes to financial statements.

The Funds 35

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.5%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.2%
Alabama 21st Century Authority, Tobacco Settlement Revenue	4.00	6/1/16	1,000,000	1,087,290
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	1,055,000	1,055,011
Alaska—.9%
Alaska Industrial Development and Export
Authority, Revolving Fund Revenue	5.00	4/1/14	2,370,000	2,492,861
North Slope Borough, GO	2.50	6/30/14	3,400,000	3,501,014
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/14	2,000,000	2,075,060
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	2,500,000	2,790,275
Arizona—3.2%
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)	5.50	9/1/13	3,300,000	3,389,430
Arizona School Facilities Board, COP (Lease-to-Own-Agreement)
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/13	10,950,000	11,218,932
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/14	2,165,000	2,302,802
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/15	9,380,000	10,371,841
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/16	5,000,000	5,725,850
Arizona Transportation Board, Transportation Excise Tax
Revenue (Maricopa County Regional Area Road Fund)	5.00	7/1/16	2,300,000	2,640,492
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	3,995,000	4,302,855
California—8.5%
California, GO	5.00	8/1/18	2,000,000	2,317,780
California, GO (Economic Recovery) (Insured;
National Public Finance Guarantee Corp.)	5.25	7/1/14	6,820,000	7,275,030
California, GO (Various Purpose)	4.00	10/1/15	17,050,000	18,635,480
California, GO (Various Purpose)	5.00	9/1/16	10,000,000	11,529,400
California Health Facilities Financing Authority,
Revenue (Cedars-Sinai Medical Center)	5.00	8/15/15	1,000,000	1,110,450
California Health Facilities Financing Authority, Revenue
(Lucile Salter Packard Children’s Hospital at Stanford)	1.45	3/15/17	3,000,000	3,044,070
California Municipal Finance Authority, SWDR
(Waste Management, Inc. Project)	0.70	2/3/14	3,000,000	3,000,540
California Municipal Finance Authority, SWDR
(Waste Management, Inc. Project)	2.00	9/2/14	4,000,000	4,085,640
California Statewide Communities Development Authority,
MFHR (Clara Park / Cypress Sunrise/Wysong
Plaza Apartments) (Collateralized; GNMA)	4.55	1/20/16	670,000	697,262
California Statewide Communities Development Authority,
PCR (Southern California Edison Company) (Insured; XLCA)	4.10	4/1/13	1,000,000	1,003,450
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	4/1/14	1,000,000	1,051,520
California Statewide Communities Development
Authority, Revenue (Kaiser Permanente)	5.00	5/1/17	3,500,000	4,052,055

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine
East Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/13	600,000		604,434
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine
East Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/14	900,000		932,931
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine
East Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/15	1,150,000		1,216,493
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine
East Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/16	1,450,000		1,558,228
Chula Vista, IDR (San Diego Gas and Electric Company)	1.65	7/1/18	5,500,000		5,612,585
Contra Costa Transportation Authority,
Sales Tax Revenue (Limited Tax Bonds)	0.51	12/15/15	4,000,000	[a]	3,998,760
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	3.00	9/2/16	2,000,000		2,140,100
Los Angeles County Metropolitan Transportation Authority,
Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/17	1,500,000	[b]	1,767,075
Los Angeles Department of Water and
Power, Power System Revenue	5.00	1/1/16	10,000,000		11,213,300
Los Angeles Unified School District, GO	4.00	7/1/16	4,000,000		4,452,080
Metropolitan Water District of
Southern California, Water Revenue	3.50	10/1/16	5,900,000		6,464,158
Sacramento County Sanitation Districts Financing Authority,
Revenue (Sacramento Regional County Sanitation
District) (Insured; AMBAC) (Prerefunded)	5.00	12/1/14	1,000,000	[c]	1,083,100
Southern California Public Power Authority,
Revenue (Mead-Phoenix Project)	5.00	7/1/17	5,260,000		6,163,931
Colorado—1.3%
City and County of Denver, Airport System Revenue	4.00	11/15/14	1,310,000		1,392,072
City and County of Denver, Airport System Revenue	4.00	11/15/15	1,000,000		1,087,680
City and County of Denver, Airport System Revenue	5.00	11/15/16	1,000,000		1,151,310
City and County of Denver, GO Medical Facilities Bonds	5.00	8/1/15	7,620,000		7,777,810
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	5.00	11/12/13	4,900,000		5,065,326
Colorado Health Facilities Authority, Revenue
(Catholic Health Initiatives) (Prerefunded)	5.00	11/12/13	100,000	[c]	103,390
Connecticut—3.6%
Connecticut, GO (Economic Recovery)	5.00	1/1/14	10,010,000		10,416,006
Connecticut, GO (Economic Recovery)	5.00	1/1/16	8,425,000		9,481,832
Connecticut, Special Tax Obligation Revenue
(Transportation Infrastructure Purposes)	5.00	12/1/16	2,900,000		3,376,064

The Funds 37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut (continued)
Connecticut Development Authority, PCR
(The Connecticut Light and Power Company Project)	1.25	9/3/13	2,600,000		2,612,350
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	2.50	2/12/15	5,000,000		5,217,600
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	0.88	2/8/18	10,000,000		9,992,800
New Haven, GO	4.00	11/1/15	3,000,000		3,233,310
Florida—6.6%
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.00	6/1/13	10,000,000		10,123,000
Citizens Property Insurance Corporation, Personal Lines
Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/16	10,000,000		11,256,700
Florida Department of Management Services, Florida Facilities
Pool Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	9/1/13	1,825,000		1,868,599
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/13	4,060,000		4,127,152
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	5.00	7/1/15	10,000,000		11,021,500
Florida State Board of Education, Lottery Revenue (Insured; AMBAC)	5.25	7/1/14	5,000,000		5,333,250
Florida State Board of Education,
Public Education Capital Outlay Bonds	5.00	6/1/16	10,000,000		11,436,100
Fort Pierce Utilities Authority, Utilities
Revenue (Insured; AMBAC) (Prerefunded)	5.00	10/1/13	4,640,000	[c]	4,770,616
Jacksonville, Special Revenue	5.00	10/1/16	3,000,000		3,455,580
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/16	5,000,000		5,774,750
Kissimmee Utility Authority, Electric System Revenue	4.00	10/1/14	1,250,000		1,316,338
Miami-Dade County, Double-Barreled Aviation GO	5.00	7/1/14	1,000,000		1,062,180
Orange County School Board, COP
(Master Lease Purchase Agreement)	5.00	8/1/15	1,500,000		1,651,680
Orlando, Waste Water System Revenue
(Insured; National Public Finance Guarantee Corp.)	4.00	10/1/14	3,025,000		3,204,322
Palm Beach County School Board, COP (Master Lease Purchase
Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	5,000,000		5,484,400
Georgia—1.9%
Atlanta, Water and Wastewater Revenue	5.00	11/1/15	5,000,000		5,558,550
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.40	4/1/15	5,000,000		5,082,500
Floyd County Development Authority, PCR
(Georgia Power Company Plant Hammond Project)	0.85	11/19/15	5,000,000		5,035,100
Fulton County, Water and Sewerage Revenue	5.00	1/1/16	1,550,000		1,745,378
Georgia, GO	5.00	7/1/15	5,000,000		5,543,600
Municipal Electric Authority of Georgia,
Revenue (Project One Subordinated Bonds)	5.00	1/1/17	1,000,000		1,150,980

38

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois—6.6%
Central Lake County Joint Action Water Agency, Water Revenue	4.00	5/1/17	5,430,000		6,140,841
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	4,000,000		4,610,480
Chicago, Second Lien Revenue (Chicago
Midway Airport) (Insured; AMBAC)	5.00	1/1/17	4,110,000		4,400,988
Chicago Board of Education, Unlimited Tax GO
(Dedicated Revenues) (Insured; AMBAC)	5.25	12/1/15	1,425,000		1,598,380
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/14	2,000,000		2,157,520
Chicago Board of Education, Unlimited Tax GO (Dedicated
Revenues) (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/16	17,000,000		18,363,060
Chicago Park District, GO Limited Tax Bonds (Insured; AMBAC)	5.00	1/1/16	2,100,000		2,232,489
Chicago Transit Authority, Capital Grant Receipts
Revenue (Federal Transit Administration
Section 5307 Formula Funds) (Insured; AMBAC)	5.00	6/1/14	3,815,000		4,012,999
Illinois, GO	5.00	1/1/14	1,415,000		1,471,784
Illinois, GO	5.00	1/1/14	4,585,000		4,753,086
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/16	7,500,000		8,310,450
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.38	4/1/16	4,465,000		5,024,688
Illinois Department of Employment Security, Unemployment
Insurance Fund Building Receipts Revenue	5.00	6/15/17	2,000,000		2,323,400
Illinois Development Finance Authority,
Revenue (Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000		3,519,075
Kane, McHenry, Cook and DeKalb Counties Community
Unit School District Number 300, GO (Insured; XLCA)	5.00	12/1/17	3,145,000		3,455,978
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	5.00	6/1/15	8,330,000		9,037,300
Indiana—1.4%
Indiana Finance Authority, Second Lien Water
Utility Revenue (Citizens Energy Group Project)	3.00	10/1/14	2,000,000		2,071,860
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.50	8/1/14	2,000,000		2,032,240
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.60	2/1/17	2,500,000		2,559,825
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group)	1.70	9/1/14	1,500,000		1,531,920
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group)	5.00	7/28/16	2,000,000		2,278,620
Indiana Transportation Finance Authority,
Highway Revenue (Insured; FGIC) (Prerefunded)	5.25	6/1/14	1,000,000	[c]	1,063,540
Whiting, Environmental Facilities Revenue
(BP Products North America, Inc.)	2.80	6/2/14	6,000,000		6,187,200

The Funds 39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa—.1%
Iowa Higher Education Loan Authority, Private
College Facility Revenue (Grinnell College Project)	4.00	12/1/13	1,000,000		1,028,890
Kentucky—1.5%
Kentucky Property and Buildings Commission, Revenue (Project
Number 82) (Insured; Assured Guaranty Municipal Corp.)	5.25	10/1/13	8,480,000		8,727,192
Kentucky Property and Buildings Commission,
Revenue (Project Number 99)	5.00	11/1/17	4,200,000		4,949,196
Louisville/Jefferson County Metro Government, PCR
(Louisville Gas and Electric Company Project)	1.65	4/3/17	4,940,000		5,052,533
Louisiana—1.0%
Louisiana, GO	0.94	7/15/14	4,765,000	[a]	4,767,716
Louisiana Offshore Terminal Authority,
Deepwater Port Revenue (LOOP LLC Project)	1.88	10/1/13	2,000,000		2,015,560
Louisiana Public Facilities Authority, Revenue (Loyola University
Project) (Insured; National Public Finance Guarantee Corp.)	5.25	10/1/16	5,000,000		5,726,800
Maryland—.5%
Anne Arundel County, Consolidated General Improvements GO	4.00	4/1/14	4,000,000		4,166,320
Maryland Health and Higher Educational Facilities
Authority, Revenue (The Johns Hopkins
Health System Obligated Group Issue)	1.29	11/15/16	2,245,000	[a]	2,281,459
Massachusetts—3.5%
Massachusetts, GO (Consolidated Loan)	5.25	8/1/13	1,500,000		1,532,910
Massachusetts, GO (Consolidated Loan)	5.00	8/1/14	5,000,000		5,343,800
Massachusetts, GO (Consolidated Loan) (Insured; FGIC)	5.50	11/1/13	1,700,000		1,762,101
Massachusetts Bay Transportation Authority, Assessment Revenue	4.00	7/1/13	1,250,000		1,266,450
Massachusetts Bay Transportation Authority,
Assessment Revenue (Prerefunded)	5.00	7/1/14	12,705,000	[c]	13,535,018
Massachusetts Development Finance Agency, Recovery Zone
Facility Revenue (Dominion Energy Brayton Point Issue)	2.25	9/1/16	5,000,000		5,159,750
Massachusetts Development Finance Agency,
Revenue (Brandeis University Issue)	3.00	10/1/13	1,140,000		1,158,069
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	4.00	7/1/14	4,525,000		4,695,231
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	1.00	11/1/14	1,850,000		1,875,197
Massachusetts Health and Educational Facilities
Authority, Revenue (Amherst College Issue)	1.70	11/1/16	2,915,000		3,011,428
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/13	1,350,000		1,372,424
Massachusetts Health and Educational Facilities
Authority, Revenue (Partners HealthCare System Issue)	5.00	7/1/14	1,600,000		1,701,840
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	6.13	10/1/14	1,000,000		1,078,630

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan—2.8%
Detroit School District, School Building and
Site Improvement Bonds (GO—Unlimited Tax)	5.00	5/1/16	1,490,000		1,670,558
Michigan Finance Authority, Unemployment
Obligation Assessment Revenue	5.00	7/1/17	10,000,000		11,882,800
Michigan Hospital Finance Authority, HR
(Oakwood Obligated Group) (Prerefunded)	5.50	11/1/13	10,000,000	[c]	10,358,100
Michigan Hospital Finance Authority, Project Revenue
(Ascension Health Senior Credit Group)	1.50	3/1/17	10,000,000		10,173,000
Minnesota—1.9%
Minnesota, GO	5.00	8/1/16	5,200,000		5,997,472
Minnesota, GO (State Trunk Highway Bonds)	4.00	8/1/13	1,310,000		1,331,497
Minnesota, GO (Various Purpose)	4.00	8/1/13	11,500,000		11,688,715
Minnesota, GO (Various Purpose)	5.00	8/1/15	4,000,000		4,449,760
Missouri—.1%
Saint Louis, Airport Revenue (Lambert-Saint Louis International
Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/13	1,800,000		1,824,390
Nebraska—.6%
Lincoln, GO	4.00	12/1/15	2,035,000		2,236,343
University of Nebraska Facilities Corporation,
Deferred Maintenance Bonds (Insured; AMBAC)	5.00	7/15/13	5,125,000		5,219,197
Nevada—3.8%
Clark County, Limited Tax GO Public Safety Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/14	1,000,000		1,039,950
Clark County, Passenger Facility Charge Revenue
(Las Vegas-McCarran International Airport)	5.00	7/1/14	2,500,000		2,648,350
Clark County School District, Limited Tax GO	5.00	6/15/16	10,000,000		11,413,100
Clark County School District, Limited Tax GO
(Insured; National Public Finance Guarantee Corp.)	5.00	6/15/15	6,800,000		7,498,020
Clark County School District, Limited Tax GO
(Insured; National Public Finance Guarantee Corp.)	5.25	6/15/15	4,075,000		4,516,526
Las Vegas Convention and Visitors
Authority, Revenue (Insured; AMBAC)	5.00	7/1/16	3,500,000		3,829,595
Las Vegas Valley Water District, GO (Additionally
Secured by Pledged Revenues)	5.00	6/1/17	13,640,000		15,018,458
Las Vegas Valley Water District, GO (Additionally Secured
by Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/14	450,000		476,379
New Hampshire—1.9%
Manchester, School Facilities Revenue (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	5.50	6/1/13	4,465,000	[c]	4,525,903
New Hampshire, Turnpike System Revenue	4.00	10/1/14	5,315,000		5,622,473
New Hampshire, Turnpike System Revenue	5.00	10/1/15	5,565,000		6,198,297
New Hampshire, Turnpike System Revenue	5.00	2/1/17	6,000,000		6,935,520

The Funds 41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—3.4%
Monmouth County Improvement Authority,
Governmental Pooled Loan Revenue	4.00	12/1/17	2,300,000		2,658,547
New Jersey, GO	5.00	8/15/15	10,000,000		11,110,700
New Jersey Economic Development
Authority, Cigarette Tax Revenue	5.38	6/15/14	2,935,000		3,133,142
New Jersey Economic Development Authority, Exempt Facilities
Revenue (Waste Management of New Jersey, Inc. Project)	2.20	11/1/13	2,000,000		2,022,200
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured; AMBAC)	5.00	9/1/17	5,000,000		5,561,200
New Jersey Educational Facilities Authority,
Revenue (Princeton University)	5.00	7/1/14	2,185,000		2,327,134
New Jersey Sports and Exposition
Authority, State Contract Bonds	5.00	9/1/16	1,665,000		1,892,056
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/15	1,800,000		1,977,966
New Jersey Transportation Trust Fund
Authority (Transportation System)	5.00	6/15/16	2,000,000		2,265,780
New Jersey Transportation Trust Fund Authority (Transportation
System) (Insured; Assured Guaranty Municipal Corp.)	5.75	12/15/14	2,820,000		3,090,382
New Jersey Transportation Trust Fund Authority
(Transportation System) (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.25	6/15/15	5,000,000	[c]	5,561,650
New Mexico—1.0%
New Mexico Educational Assistance
Foundation, Education Loan Revenue	1.01	12/1/20	2,920,000	[a]	2,902,860
New Mexico Finance Authority, State Transportation
Senior Lien Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.25	6/15/14	4,790,000	[c]	5,102,356
New Mexico Finance Authority, State Transportation
Subordinate Lien Revenue (Insured; AMBAC)	5.00	6/15/13	1,000,000		1,014,210
New Mexico Finance Authority, Subordinate Lien
Public Project Revolving Fund Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	6/15/18	2,605,000		3,060,120
New York—11.5%
Long Island Power Authority, Electric System General Revenue	5.00	5/1/15	5,400,000		5,900,526
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/13	11,125,000		11,504,696
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/16	4,595,000		5,211,327
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	4.00	11/15/15	7,820,000		8,582,450
Nassau Health Care Corporation, RAN
(Insured; Assured Guaranty Municipal Corp.)	2.25	12/15/13	7,500,000		7,612,725
New York City, GO	5.00	8/15/13	5,000,000		5,112,950
New York City, GO	5.00	8/1/14	4,000,000		4,273,480

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City, GO	5.00	8/1/15	1,000,000		1,111,490
New York City, GO	5.25	8/1/16	4,670,000		5,001,523
New York City Transitional Finance
Authority, Future Tax Secured Revenue	5.00	11/1/14	10,000,000		10,798,900
New York City Transitional Finance Authority, Future Tax Secured
Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	11/1/14	240,000		241,159
New York State, GO	3.00	2/1/14	10,000,000		10,261,500
New York State, GO	5.00	2/15/15	4,320,000		4,730,962
New York State Dormitory Authority, LR (State University
Dormitory Facilities Issue) (Insured; XLCA)	5.25	7/1/13	1,000,000		1,017,110
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.00	8/15/15	5,000		5,565
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.00	8/15/15	995,000		1,105,883
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)
(Insured; National Public Finance Guarantee Corp.)	5.75	10/1/17	25,000		25,123
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.00	3/15/14	4,075,000		4,280,991
New York State Dormitory Authority, State
Personal Income Tax Revenue (General Purpose)	5.00	8/15/15	11,380,000		12,672,540
New York State Dormitory Authority, State
Personal Income Tax Revenue (General Purpose)	5.00	3/15/17	3,600,000		4,222,800
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	4.00	5/15/17	4,825,000		5,436,762
New York State Environmental Facilities Corporation,
SWDR (Waste Management, Inc. Project)	0.55	5/1/13	3,250,000		3,250,000
New York State Thruway Authority, Second General Highway
and Bridge Trust Fund Bonds (Insured; AMBAC) (Prerefunded)	5.00	4/1/14	1,475,000	[c]	1,550,077
New York State Urban Development Corporation,
Correctional Capital Facilities Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/14	375,000		390,964
New York State Urban Development
Corporation, Service Contract Revenue	5.00	1/1/14	1,000,000		1,040,470
New York State Urban Development
Corporation, Service Contract Revenue	5.00	1/1/15	5,610,000		6,060,820
Port Authority of New York and New Jersey (Consolidated Bonds,
139th Series) (Insured; National Public Finance Guarantee Corp. )	5.00	10/1/16	5,000,000		5,509,050
Tobacco Settlement Financing Corporation of
New York, Asset-Backed Revenue Bonds
(State Contingency Contract Secured)	5.00	6/1/14	3,000,000		3,179,850
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/16	2,500,000		2,816,525

The Funds 43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/16	1,900,000		2,210,308
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/17	3,500,000		4,024,965
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/17	3,325,000		3,977,398
North Carolina—2.2%
Charlotte, Water and Sewer System Revenue	3.00	12/1/14	1,250,000		1,309,363
Forsyth County, GO	3.00	7/1/13	1,495,000		1,509,621
North Carolina, Public Improvement GO	5.00	3/1/16	10,000,000		10,924,500
North Carolina Medical Care Commission, Health Care
Facilities Revenue (Wake Forest Baptist Obligated Group)	0.85	12/1/17	2,500,000	[a]	2,500,200
Wake County, GO	4.00	2/1/15	10,560,000		11,310,710
Ohio—3.3%
Cleveland, GO (Various Purpose) (Insured; AMBAC)	5.25	10/1/14	5,050,000		5,425,569
Cleveland, Water Revenue	5.00	1/1/16	3,000,000		3,379,980
Ohio, Common Schools GO Bonds	5.00	9/15/16	5,780,000		6,675,206
Ohio, GO Highway Capital Improvements Bonds
(Full Faith and Credit/Highway User Receipts)
(Buckeye Savers Bond Program)	5.00	5/1/16	4,650,000		5,297,512
Ohio Building Authority, State Facilities Revenue
(Administrative Building Fund Projects) (Insured;
National Public Finance Guarantee Corp.)	5.00	10/1/16	3,585,000		4,132,179
Ohio Water Development Authority,
Drinking Water Assistance Fund Revenue	5.00	12/1/17	1,925,000		2,311,097
Ohio Water Development Authority, Solid Waste
Revenue (Waste Management, Inc. Project)	1.75	6/1/13	2,500,000		2,510,200
Ohio Water Development Authority, Solid Waste
Revenue (Waste Management, Inc. Project)	2.25	11/2/15	6,000,000		6,163,860
Ohio Water Development Authority,
Water Pollution Control Loan Fund Notes	0.51	7/15/15	5,000,000	[a]	5,000,550
Oklahoma—.3%
Oklahoma Capitol Improvement Authority,
State Highway Capital Improvement Revenue	4.00	10/1/16	2,960,000		3,326,063
Oregon—.4%
Oregon Department of Transportation,
Highway User Tax Revenue (Prerefunded)	5.25	11/15/14	4,375,000	[c]	4,746,875
Pennsylvania—6.6%
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	6/15/13	1,000,000		1,014,370
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	5/15/14	2,875,000		3,038,329

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/13	3,035,000		3,129,662
Chester County Industrial Development Authority, Student
Housing Revenue, BAN (University Student Housing, LLC
Project at West Chester University of Pennsylvania)	1.60	2/1/15	2,500,000		2,515,275
Jim Thorpe Area School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.30	3/15/16	1,000,000		1,057,070
Monroeville Finance Authority, Revenue
(University of Pittsburgh Medical Center)	4.00	2/15/16	1,000,000		1,094,930
Pennsylvania, GO	5.00	7/15/14	6,740,000		7,187,738
Pennsylvania, GO	5.00	9/1/16	5,000,000		5,355,850
Pennsylvania, GO	5.00	5/1/17	14,000,000		16,497,320
Pennsylvania, GO (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	4.00	2/1/14	5,000,000	[c]	5,176,550
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	1.75	12/1/15	2,000,000		2,042,900
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	7/1/16	10,000,000		11,505,500
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	7/1/17	5,000,000		5,941,400
Philadelphia, Airport Revenue	5.00	6/15/15	1,000,000		1,095,550
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	3,690,000		4,317,005
Pittsburgh, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/13	5,000,000		5,117,400
State Public School Building Authority, College Revenue
(Northampton County Area Community College Project)	4.00	3/1/14	2,165,000		2,235,471
State Public School Building Authority, School Revenue
(Chester Upland School District Project) (Insured;
Assured Guaranty Municipal Corp.)	4.00	9/15/14	1,810,000		1,898,762
Swarthmore Borough Authority,
Revenue (Swarthmore College)	5.00	9/15/13	1,500,000		1,537,545
South Carolina—.4%
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/15	2,000,000		2,149,980
Piedmont Municipal Power Agency, Electric Revenue	5.00	1/1/17	1,060,000		1,209,269
South Carolina Jobs-Economic Development Authority,
EDR (Waste Management of South Carolina, Inc. Project)	2.88	2/1/15	2,100,000		2,148,174
Tennessee—.9%
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/16	5,750,000		6,611,522
Metropolitan Government of Nashville and Davidson
County, Subordinate Lien Water and Sewer Revenue	5.00	7/1/16	1,250,000		1,426,987
Tennessee, GO	5.00	8/1/16	3,100,000		3,574,269

The Funds 45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas—7.0%
Austin, Water and Wastewater System Revenue	4.00	11/15/13	1,500,000		1,541,235
Frisco Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/15	1,000,000		1,112,930
Gulf Coast Waste Disposal Authority, Environmental Facilities
Revenue (BP Products North America, Inc. Project)	2.30	9/3/13	4,000,000		4,040,800
Harris County, Toll Road Senior Lien Revenue (Insured;
National Public Finance Guarantee Corp.) (Prerefunded)	5.00	8/15/14	1,500,000	[c]	1,604,685
Houston, Combined Utility System First Lien Revenue	5.00	11/15/16	3,750,000		4,346,813
Houston Convention and Entertainment Facilities
Department, Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000		5,606,500
Houston Independent School District, Limited Tax Schoolhouse
Bonds (Permament School Fund Guarantee Program)	1.50	6/1/15	10,000,000		10,255,000
Houston Independent School District, Limited Tax Schoolhouse
Bonds (Permament School Fund Guarantee Program)	2.00	6/1/16	6,000,000		6,262,500
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	1.60	8/15/17	2,000,000		2,007,220
Katy Independent School District, Unlimited Tax Bonds
(Permament School Fund Guarantee Program)	5.00	8/15/17	4,000,000		4,731,560
Lower Colorado River Authority, Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.88	5/15/15	1,070,000		1,075,179
North Central Texas Health Facilities Development
Corporation, HR (Children’s Medical Center of Dallas Project)	5.00	8/15/17	1,000,000		1,170,760
Plano, GO	5.25	9/1/14	1,225,000		1,317,255
Richardson Independent School District, Unlimited
Tax Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/15	1,000,000		1,071,580
Sam Rayburn Municipal Power Agency,
Power Supply System Revenue	5.00	10/1/16	2,320,000		2,626,797
San Antonio, Electric and Gas Systems Junior Lien Revenue	2.00	12/1/16	3,000,000		3,126,660
San Antonio, Water System Revenue	5.00	5/15/17	2,160,000		2,545,474
Tarrant Regional Water District, A Water Control
and Improvement District, Water Revenue	5.00	3/1/15	1,650,000		1,803,235
Tarrant Regional Water District, A Water Control
and Improvement District, Water Revenue	5.00	3/1/16	1,500,000		1,700,760
Texas A&M University System Board of Regents,
Financing System Revenue	5.00	5/15/13	1,375,000		1,389,382
Texas Municipal Gas Acquisition and Supply
Corporation I, Gas Supply Revenue	5.00	12/15/13	720,000		744,264
Texas Municipal Power Agency, Revenue
(Insured; National Public Finance Guarantee Corp.)	0.00	9/1/14	5,000,000	[d]	4,957,100
Texas Public Finance Authority, GO	5.00	10/1/14	2,000,000		2,153,140
Texas Public Finance Authority, Unemployment
Compensation Obligation Assessment Revenue	5.00	7/1/15	6,000,000		6,641,880

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Trinity River Authority,
Regional Wastewater System Revenue	5.00	8/1/15	3,280,000		3,635,486
Trinity River Authority, Regional Wastewater System
Revenue (Insured; National Public Finance Guarantee Corp.)	5.38	8/1/15	8,865,000		9,058,434
Utah—.2%
Timpanogos Special Service District, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/14	1,775,000		1,877,435
Virginia—3.0%
Portsmouth, GO	4.00	1/15/15	2,750,000		2,789,215
Roanoke Economic Development Authority,
HR (Carilion Clinic Obligated Group)	5.00	7/1/15	2,000,000		2,205,540
Tobacco Settlement Financing Corporation of Virginia,
Tobacco Settlement Asset-Backed Bonds (Prerefunded)	5.63	6/1/15	12,500,000	[c]	13,972,750
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/14	2,610,000		2,726,354
Virginia College Building Authority, Educational Facilities
Revenue (Public Higher Education Financing Program)	5.00	9/1/16	5,000,000		5,766,600
Virginia Commonwealth Transportation Board, Federal
Transportation Grant Anticipation Revenue Notes	5.00	9/15/16	1,000,000		1,155,650
Virginia Commonwealth Transportation Board, Federal
Transportation Grant Anticipation Revenue Notes	5.00	3/15/17	2,500,000		2,931,825
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/15	5,000,000		5,558,600
Washington—2.5%
Energy Northwest, Electric Revenue (Project 1)	5.25	7/1/16	2,500,000		2,888,050
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/16	2,255,000		2,586,395
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/17	5,000,000		5,915,450
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/18	12,445,000		14,245,294
King County, Limited Tax GO
(Payable From Sewer Revenues)	5.00	1/1/14	1,000,000		1,041,000
Washington, GO (Various Purpose) (Insured; AMBAC)	5.00	1/1/14	3,810,000		3,964,534
U.S. Related—3.9%
Puerto Rico Commonwealth, Public Improvement GO	5.00	7/1/13	2,140,000		2,163,476
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	1,335,000		1,351,914
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/13	5,000,000		5,063,350
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/17	1,795,000		1,951,542
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/13	3,530,000		3,613,131
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/14	5,520,000		5,769,449
Puerto Rico Highways and Transportation Authority,
Transportation Revenue	5.00	7/1/17	5,385,000		5,586,345
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/14	465,000		470,998

The Funds 47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC) (Prerefunded)	5.25	7/1/13	1,785,000	[c]	1,816,237
Puerto Rico Infrastructure Financing Authority, Revenue
(Ports Authority Project) (LOC; Government
Development Bank for Puerto Rico)	2.75	6/17/13	10,000,000		10,021,600
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Insured; XLCA)	5.25	7/1/13	4,530,000		4,580,781
University of Puerto Rico, University System Revenue	5.00	6/1/13	2,315,000		2,330,163
University of Puerto Rico, University System Revenue	5.00	6/1/14	2,930,000		2,993,933
Total Long-Term Municipal Investments
(cost $1,202,794,148)					1,218,841,775

Short-Term Municipal Investments—.9%
Kentucky—.1%
Christian County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.11	3/1/13	305,000	[e]	305,000
Trimble County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.11	3/1/13	1,200,000	[e]	1,200,000
Massachusetts—.8%
Massachusetts, GO Notes (Consolidated Loan)
(LOC; JPMorgan Chase Bank)	0.11	3/1/13	200,000	[e]	200,000
Massachusetts, GO Notes, Refunding	0.40	3/7/13	6,000,000	[e]	5,999,880
Massachusetts, GO Notes, Refunding	0.64	3/7/13	3,700,000	[e]	3,708,399
Total Short-Term Municipal Investments
(cost $11,405,000)					11,413,279

Total Investments (cost $1,214,199,148)			99.4%		1,230,255,054
Cash and Receivables (Net)			.6%		7,599,684
Net Assets			100.0%		1,237,854,738

a Variable rate security—interest rate subject to periodic change.
b Purchased on a delayed delivery basis.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate demand note—rate shown is the interest rate in effect at February 28, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

48

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		ROCS	Reset Options Certificates
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts			SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	23.4
AA		Aa		AA	46.6
A		A		A	22.7
BBB		Baa		BBB	6.8
F1		MIG1/P1		SP1/A1	.1
F2		MIG2/P2		SP2/A2	.2
Not Rated[f]		Not Rated[f]		Not Rated[f]	.2
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 49

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.1%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.5%
Jefferson County, Limited Obligation School Warrants	5.25	1/1/15	2,500,000		2,502,475
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,556,490
Arizona—.3%
University Medical Center Corporation, HR	5.25	7/1/15	1,160,000		1,225,285
California—3.3%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	1,500,000	[a]	1,473,855
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	2,000,000		2,276,900
California, GO	5.50	6/1/20	45,000		45,202
California, GO (Various Purpose)	6.50	4/1/33	1,000,000		1,255,220
Foothill/Eastern Transportation Corridor Agency, Toll Road
Revenue (Insured; National Public Finance Guarantee Corp.)	5.88	1/15/27	6,000,000		6,173,820
Golden State Tobacco Securitization Corporation, Enhanced
Tobacco Settlement Asset-Backed Bonds (Insured; AMBAC)	5.00	6/1/21	2,000,000		2,012,460
Colorado—1.5%
Northwest Parkway Public Highway Authority,
Revenue (Insured; AMBAC) (Prerefunded)	5.70	6/15/16	5,000,000	[b]	5,825,700
Florida—1.6%
Lake County School Board, COP
(Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,845,990
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement) (Insured; National Public Finance Guarantee Corp.)	5.00	5/1/25	3,000,000		3,393,810
Tampa, Sales Tax Revenue	5.00	10/1/25	1,000,000		1,202,200
Illinois—.3%
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/17	1,000,000		1,170,480
Massachusetts—.1%
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	350,000		354,469
Michigan—.6%
Detroit City School District, School Buildings and
Site Improvement Bonds (Insured; FGIC)	5.25	5/1/17	2,000,000		2,303,160
New York—.8%
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	12/15/30	2,500,000		3,014,700
Ohio—.9%
Ohio, HR (Cleveland Clinic Health System Obligated Group)	5.00	1/1/25	3,000,000		3,522,810
Pennsylvania—79.1%
Allegheny County Airport Authority, Airport Revenue (Pittsburgh
International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000		1,152,620
Allegheny County Higher Education Building
Authority, Revenue (Carnegie Mellon University)	5.00	3/1/28	2,385,000		2,932,596

50

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Allegheny County Higher Education Building Authority,
University Revenue (Duquesne University)	4.00	3/1/21	915,000		1,041,233
Allegheny County Hospital Development Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	10/15/22	1,250,000		1,545,875
Allegheny County Port Authority,
Special Transportation Revenue	5.25	3/1/24	5,000,000		5,931,300
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/24	1,000,000		1,177,900
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	2,560,000		2,849,818
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/21	4,815,000		5,326,642
Allentown School District, GO	5.00	2/15/22	5,875,000		6,833,036
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/19	1,205,000		1,448,844
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/23	1,370,000		1,630,807
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000		1,452,187
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000		2,425,300
Bucks County, GO	5.00	6/1/23	1,955,000		2,447,543
Central Bucks School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	5/15/19	1,080,000		1,328,357
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000	[b]	6,073,650
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	6.75	2/1/16	5,000,000	[b]	5,913,950
Central Dauphin School District, GO (Insured; National
Public Finance Guarantee Corp.) (Prerefunded)	7.00	2/1/16	1,630,000	[b]	1,939,260
Chester County, GO	5.00	8/15/18	4,545,000		5,054,949
Chester County, GO	5.00	7/15/25	3,060,000		3,610,096
Chester County, GO (Prerefunded)	5.00	7/15/19	1,940,000	[b]	2,413,050
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/24	5,000,000		5,902,650
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/29	5,000,000		5,840,350
Delaware County Authority, University Revenue
(Villanova University) (Insured; AMBAC)	5.00	8/1/20	2,095,000		2,367,434
Downingtown Area School District, GO	5.00	11/1/18	2,010,000		2,458,431
East Stroudsburg Area School District, GO (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	7.50	9/1/16	2,500,000	[b]	3,105,375
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	7.50	4/1/18	1,000,000		1,201,390

The Funds 51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	7.50	4/1/21	3,000,000	3,553,560
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	7.50	4/1/22	3,000,000	3,553,560
Easton Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000	2,710,350
Erie County, GO (Insured;
National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000	2,116,371
Fox Chapel Area School District, GO	5.00	8/1/28	1,295,000	1,564,684
Greater Johnstown School District, GO	5.00	8/1/23	3,545,000	4,187,283
Lehigh County General Purpose Authority,
Revenue (Good Shepherd Group)	5.25	11/1/14	1,405,000	1,481,362
Lower Merion School District, GO	5.00	5/15/18	4,735,000	5,752,031
Lower Merion School District, GO	5.00	9/1/22	2,980,000	3,501,291
Monroeville Finance Authority, Revenue
(University of Pittsburgh Medical Center)	5.00	2/15/22	1,500,000	1,822,020
Montgomery County, GO	5.00	12/15/17	2,025,000	2,426,578
Montgomery County, GO	5.00	12/15/24	2,890,000	3,451,960
Montgomery County Industrial Development
Authority, FHA Insured Mortgage Revenue
(New Regional Medical Center Project)	5.50	8/1/25	1,000,000	1,189,890
Pennsylvania, GO	5.00	7/1/20	10,000,000	12,511,100
Pennsylvania, GO	5.00	7/1/22	1,000,000	1,274,490
Pennsylvania, GO	5.00	11/15/23	2,300,000	2,860,648
Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000	1,136,940
Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/27	1,535,000	1,742,486
Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/32	2,425,000	2,694,951
Pennsylvania Economic Development Financing
Authority, Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000	1,183,620
Pennsylvania Economic Development Financing
Authority, Unemployment Compensation Revenue	5.00	7/1/20	10,000,000	12,252,000
Pennsylvania Economic Development Financing
Authority, Unemployment Compensation Revenue	5.00	1/1/22	5,000,000	5,835,100
Pennsylvania Higher Educational Facilities
Authority, Revenue (Saint Joseph’s University)	5.00	11/1/25	2,010,000	2,312,224
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000	6,164,300

52

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of Pennsylvania)	5.00	9/1/19	10,140,000	12,543,991
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,970,623
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,756,369
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/19	3,000,000	3,617,760
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	3,450,000	4,232,529
Pennsylvania Intergovernmental Cooperation
Authority, Special Tax Revenue
(City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000	4,120,749
Pennsylvania State University, GO	5.25	8/15/18	1,200,000	1,471,812
Pennsylvania State University, GO	5.00	3/1/21	2,805,000	3,323,112
Pennsylvania State University, GO	5.25	8/15/22	1,865,000	2,372,336
Pennsylvania State University, GO	5.00	3/1/27	2,195,000	2,547,757
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/24	2,500,000	3,110,975
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	5,000,000	6,231,850
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured; AMBAC)	5.00	12/1/29	5,000,000	5,368,550
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	12/1/19	2,195,000	2,619,689
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000	5,802,450
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/28	1,500,000	1,816,695
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000	2,096,745
Philadelphia, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/18	1,370,000	1,611,819
Philadelphia, Water and Wastewater Revenue	5.00	11/1/18	1,100,000	1,314,291
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/18	5,000,000	5,475,850
Philadelphia School District, GO	5.00	9/1/20	1,805,000	2,153,708
Philadelphia School District, GO (Insured; AMBAC)	5.00	4/1/17	5,000,000	5,420,300
Pittsburgh, GO	5.00	9/1/25	2,000,000	2,355,560
Pittsburgh, GO	5.00	9/1/26	5,000,000	5,849,900
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/16	4,000,000	4,599,280

The Funds 53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pittsburgh School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000		1,212,190
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000		5,991,358
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/17	2,085,000		2,419,788
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/21	1,000,000		1,040,960
Saint Mary Hospital Authority, Health System
Revenue (Catholic Health East Issue)	5.00	11/15/22	2,000,000		2,273,760
Southeastern Pennsylvania Transportation
Authority, Capital Grant Receipts Bonds
(Federal Transit Administration Section 5309
Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000		2,389,360
Southeastern Pennsylvania
Transportation Authority, Revenue	5.00	3/1/26	3,000,000		3,465,240
State Public School Building Authority, College
Revenue (Harrisburg Area Community College Poject)	5.00	10/1/20	2,265,000		2,641,013
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/21	1,000,000		1,190,160
State Public School Building Authority, School Revenue
(Chester Upland School District Project)
(Insured; Assured Guaranty Municipal Corp.)	5.25	9/15/24	5,780,000		6,883,633
Susquehanna Area Regional Airport
Authority, Airport System Revenue	5.00	1/1/22	1,000,000		1,101,190
Susquehanna Area Regional Airport
Authority, Airport System Revenue	5.00	1/1/23	1,500,000		1,647,870
Susquehanna Area Regional Airport
Authority, Airport System Revenue	5.00	1/1/27	2,500,000		2,703,725
University of Pittsburgh—of the Commonwealth System
of Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000		3,112,500
University of Pittsburgh—of the Commonwealth System
of Higher Education, University Capital Project Bonds	5.00	9/15/28	1,580,000		1,871,731
West Chester Area School District, GO	4.00	5/15/21	5,000,000		5,925,600
West Mifflin Area School District, GO (Insured;
Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000		1,260,520
Westmoreland County, GO (Insured; National
Public Finance Guarantee Corp.)	0.00	12/1/15	1,500,000	[c]	1,422,795
York County Solid Waste and Refuse Authority,
Solid Waste System Revenue (Insured; National
Public Finance Guarantee Corp.)	5.50	12/1/14	1,000,000		1,085,240

54

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina—.6%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	2,000,000		2,473,940
U.S. Related—7.5%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,763,895
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,116,970
Puerto Rico Commonwealth, Public
Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		3,289,290
Puerto Rico Commonwealth,
Public Improvement GO (Insured; FGIC)	5.50	7/1/18	5,000,000		5,470,350
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	2,000,000		2,098,120
Puerto Rico Electric Power Authority, Power
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	7/1/14	5,000,000		5,203,750
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	1,870,000		1,972,289
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000		2,748,025
Puerto Rico Infrastructure Financing
Authority, Special Tax Revenue	5.00	7/1/21	5,000,000		5,098,200
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[d]	1,060,010
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	408,385
Total Long-Term Municipal Investments
(cost $364,484,993)					391,965,025

Short-Term Municipal Investments—1.5%
Florida—.1%
Orange County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wells Fargo Bank)	0.10	3/1/13	500,000	[e]	500,000
Kentucky—.0%
Christian County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank)	0.11	3/1/13	200,000	[e]	200,000
Massachusetts—.4%
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; Bank of America)	0.15	3/1/13	1,600,000	[e]	1,600,000
New Hampshire—.6%
New Hampshire Health and Education Facilities
Authority, Revenue (Dartmouth College Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.10	3/1/13	2,300,000	[e]	2,300,000

The Funds 55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas—.2%
Dallas Performing Arts Cultural Facilities Corporation,
Cultural Facility Revenue (Dallas Center for the Performing
Arts Foundation, Inc. Project) (LOC; JPMorgan Chase Bank)	0.11	3/1/13	700,000 [e]	700,000
Vermont—.2%
Vermont Educational and Health Buildings Financing
Agency, Revenue (Landmark College Project) (LOC; TD Bank)	0.10	3/1/13	900,000 [e]	900,000
Total Short-Term Municipal Investments
(cost $6,200,000)				6,200,000
Total Investments (cost $370,684,993)			99.6%	398,165,025
Cash and Receivables (Net)			.4%	1,512,157
Net Assets			100.0%	399,677,182

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, this security was valued at $1,473,855 or 0.4% of net assets.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Variable rate demand note—rate shown is the interest rate in effect at February 28, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

56

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		ROCS	Reset Options Certificates
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts			SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	12.5
AA		Aa		AA	49.7
A		A		A	23.2
BBB		Baa		BBB	10.9
BB		Ba		BB	.4
B		B		B	.6
F1		MIG1/P1		SP1/A1	.6
Not Rated[f]		Not Rated[f]		Not Rated[f]	2.1
100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 57

STATEMENT OF FINANCIAL FUTURES

February 28, 2013 (Unaudited)

		Market Value		Unrealized
BNY Mellon Pennsylvania		Covered by		Appreciation
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2013	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	90	(11,943,281)	March 2013	63,281

See notes to financial statements.

58

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.5%	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—88.2%
Ashland, GO (Insured; AMBAC)	5.25	5/15/21	1,305,000		1,440,955
Auburn, GO (Insured; AMBAC)	5.13	6/1/20	1,225,000		1,294,409
Barnstable, GO	4.00	9/15/21	580,000		695,188
Barnstable, GO	4.00	9/15/22	560,000		671,972
Boston, GO	4.00	4/1/18	3,000,000		3,479,640
Boston, GO	4.00	10/1/19	910,000		1,077,986
Boston, GO	5.00	4/1/20	5,000,000		6,271,700
Boston, GO	5.00	3/1/21	2,000,000		2,307,500
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000		2,394,120
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000		1,834,650
Boston Water and Sewer Commission, General Revenue	5.00	11/1/24	1,000,000		1,254,970
Boston Water and Sewer Commission, General Revenue	5.00	11/1/25	2,500,000		3,006,550
Boston Water and Sewer Commission, General Revenue	5.00	11/1/26	2,480,000		2,935,080
Brockton, GO (Municipal Purpose Loan) (Insured; AMBAC)	5.00	6/1/19	1,430,000		1,555,912
Everett, GO (Insured; National Public Finance Guarantee Corp.)	5.38	12/15/17	1,250,000		1,353,888
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/19	625,000		735,125
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/20	605,000		715,455
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000		888,676
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/16	1,580,000		1,803,143
Haverhill, GO (State Qualified Municipal Purpose Loan)
(Insured; National Public Finance Guarantee Corp.)	5.00	6/1/18	505,000		570,110
Hopedale, GO (Insured; AMBAC)	5.00	11/15/19	650,000		699,927
Lynnfield, GO (Municipal Purpose Loan) (Prerefunded)	5.00	7/1/14	525,000	[a]	559,151
Lynnfield, GO (Municipal Purpose Loan) (Prerefunded)	5.00	7/1/14	585,000	[a]	623,054
Lynnfield, GO (Municipal Purpose Loan) (Prerefunded)	5.00	7/1/14	585,000	[a]	623,054
Mansfield, GO (Insured; AMBAC)	5.00	8/15/17	1,395,000		1,545,325
Massachusetts, GO	0.66	11/1/18	2,500,000	[b]	2,518,925
Massachusetts, GO	5.25	8/1/20	1,060,000		1,346,571
Massachusetts, GO	5.25	8/1/23	1,000,000		1,288,990
Massachusetts, GO (Consolidated Loan)	5.00	8/1/20	4,000,000		4,801,360
Massachusetts, GO (Consolidated Loan)
(Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/22	5,825,000		6,879,500
Massachusetts, GO (Consolidated Loan) (Insured; FGIC)	5.50	8/1/18	1,035,000		1,284,849
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/16	1,000,000	[a]	1,152,920
Massachusetts, GO (Insured; AMBAC)	5.50	10/1/18	225,000		280,620
Massachusetts, GO (Insured; National
Public Finance Guarantee Corp.)	5.50	10/1/20	1,500,000		1,937,955
Massachusetts, Special Obligation Dedicated Tax Revenue
(Insured; National Public Finance Guarantee Corp.)	0.85	1/1/16	3,540,000	[b]	3,743,515

The Funds 59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000		4,852,240
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.50	7/1/16	105,000		122,433
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/18	1,250,000		1,534,775
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/20	2,500,000		3,137,700
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000		2,572,400
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000		3,153,897
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000		1,190,640
Massachusetts College Building Authority, Revenue	5.00	5/1/24	2,500,000		3,080,500
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/23	1,400,000		1,563,394
Massachusetts Development Finance Agency,
Education Revenue (Dexter School Project)	5.00	5/1/24	1,465,000		1,626,736
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/16	1,000,000		1,100,670
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/19	1,055,000		1,172,063
Massachusetts Development Finance Agency,
Higher Education Revenue (Emerson College Issue)	5.00	1/1/22	2,000,000		2,187,760
Massachusetts Development Finance Agency, Recovery Zone
Facility Revenue (Dominion Energy Brayton Point Issue)	2.25	9/1/16	2,560,000		2,641,792
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/20	1,000,000		1,161,930
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000		2,140,164
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000		565,605
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000		1,057,230
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.00	3/1/36	1,000,000		1,031,650
Massachusetts Development Finance Agency,
Revenue (Emerson College Issue)	4.00	1/1/14	225,000		230,573
Massachusetts Development Finance Agency,
Revenue (Harvard University Issue)	5.00	10/15/20	1,700,000		2,157,895
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health Sciences
Issue) (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	7/1/15	2,750,000	[a]	3,048,980
Massachusetts Development Finance Agency, Revenue
(Massachusetts College of Pharmacy and Allied Health Sciences
Issue) (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	7/1/15	1,000,000	[a]	1,108,720

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Olin College Issue) (Insured; XLCA)	5.25	7/1/33	5,000,000	5,067,400
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000	2,177,152
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/26	2,000,000	2,371,820
Massachusetts Development Finance Agency, Revenue
(Southcoast Health System Obligated Group Issue)	4.00	7/1/20	530,000	607,094
Massachusetts Development Finance Agency, Revenue
(Southcoast Health System Obligated Group Issue)	5.00	7/1/27	500,000	590,525
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/23	3,630,000	4,355,637
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/24	2,500,000	2,977,150
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	5.00	9/1/21	300,000	355,344
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/15	600,000	637,938
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	5.00	1/1/17	925,000	1,030,182
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	5.00	7/1/17	2,500,000	2,842,150
Massachusetts Development Finance Agency,
Revenue (UMass Memorial Issue)	5.00	7/1/19	2,000,000	2,331,020
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	4.00	10/1/17	730,000	833,047
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/19	910,000	1,119,118
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/20	905,000	1,125,739
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/21	830,000	1,042,040
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	2.13	12/1/15	1,250,000	1,279,213
Massachusetts Development Finance Agency,
SWDR (Dominion Energy Brayton Point Issue)	5.75	5/1/19	2,000,000	2,443,200
Massachusetts Development Finance Agency,
SWDR (Waste Management, Inc. Project)	5.45	6/1/14	1,000,000	1,057,110
Massachusetts Health and Educational
Facilities Authority, Revenue
(Berklee College of Music Issue)	5.00	10/1/24	2,155,000	2,478,207

The Funds 61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000	2,234,460
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,250,000	3,596,742
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	11/15/35	1,000,000	1,098,000
Massachusetts Health and Educational Facilities
Authority, Revenue (CareGroup Issue)	5.00	7/1/18	590,000	703,469
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Capital Asset Program)
(Insured; National Public Finance Guarantee Corp.)	5.38	2/1/27	1,650,000	1,879,350
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/20	1,000,000	1,163,190
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National
Public Finance Guarantee Corp.)	5.25	7/1/23	1,000,000	1,163,190
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000	3,228,032
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000	2,320,760
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/37	2,500,000	2,768,350
Massachusetts Health and Educational Facilities Authority,
Revenue (Dartmouth-Hitchcock Obligated Group Issue)
(Insured; Assured Guaranty Municipal Corp.)	5.13	8/1/22	2,000,000	2,004,920
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/21	5,385,000	6,938,411
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/25	2,500,000	3,039,050
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000	3,919,508
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/21	1,400,000	1,650,096
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000	2,911,350
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000	1,152,270
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/14	500,000	522,635
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Eye and Ear Infirmary Issue)	5.00	7/1/15	500,000	538,850
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000	2,409,606

62

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000	4,332,365
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/38	1,000,000	1,153,170
Massachusetts Health and Educational Facilities Authority,
Revenue (Milford Regional Medical Center Issue)	5.00	7/15/22	500,000	526,190
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000	2,934,569
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000	1,215,540
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000	3,625,170
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000	3,434,130
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/16	95,000	96,402
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/18	1,500,000	1,745,250
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/21	1,235,000	1,423,659
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	250,000	288,190
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	7.50	10/1/22	1,000,000	1,252,260
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/29	1,800,000	2,082,150
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue)	8.00	10/1/39	1,500,000	1,735,125
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.25	8/15/23	1,000,000	1,198,390
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue)	5.38	8/15/38	2,000,000	2,363,040
Massachusetts Health and Educational Facilities Authority,
Revenue (UMass Memorial Issue)	5.25	7/1/25	2,000,000	2,139,840
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	3,255,000	3,592,316
Massachusetts Housing Finance Agency, Housing Revenue	5.13	12/1/34	200,000	202,554
Massachusetts Industrial Finance Agency, Education Revenue
(Saint John’s High School of Worcester County, Inc. Issue)	5.70	6/1/18	1,135,000	1,136,555
Massachusetts Port Authority, Revenue	4.00	7/1/20	1,000,000	1,176,210
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000	2,999,675
Massachusetts Port Authority,
Revenue (Insured; AMBAC)	5.00	7/1/19	5,000,000	5,529,300
Massachusetts School Building Authority,
Dedicated Sales Tax Revenue (Insured; AMBAC)	5.00	8/15/20	4,000,000	4,703,320

The Funds 63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/21	5,000,000	6,344,300
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/25	6,380,000	7,898,695
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	10/15/27	4,655,000	5,648,656
Massachusetts Turnpike Authority,
Turnpike Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	1/1/20	5,000,000	5,810,800
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.63	8/1/13	25,000	25,122
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000	75,319
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/21	2,625,000	3,076,867
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/23	1,500,000	1,961,265
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/32	605,000	607,226
Massachusetts Water Pollution Abatement Trust,
State Revolving Fund Bonds	5.00	8/1/18	3,120,000	3,807,461
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000	155,694
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000	3,056,947
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/22	2,500,000	3,181,925
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000	6,068,600
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/19	1,500,000	1,782,285
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/21	1,000,000	1,188,190
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	8/1/24	2,500,000	2,958,525
Middleborough, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	12/15/16	1,000,000	1,156,320
Middleborough, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	12/15/18	1,275,000	1,461,150
Milton, GO School Bonds	5.00	3/1/23	500,000	544,840
Milton, GO School Bonds	5.00	3/1/24	500,000	544,315
Milton, GO School Bonds	5.00	3/1/25	500,000	543,790
Northampton, GO (Insured;
National Public Finance Guarantee Corp.)	5.13	10/15/16	1,985,000	2,143,582
Northbridge, GO (Insured; AMBAC)	5.25	2/15/17	60,000	60,565
Pembroke, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	8/1/20	960,000	1,087,613
Randolph, GO (Insured; AMBAC)	5.00	9/1/24	490,000	523,874
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/22	1,175,000	1,316,070

64

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Springfield Water and Sewer Commission,
General Revenue (Insured; AMBAC)	5.00	7/15/23	1,235,000		1,380,236
University of Massachusetts Building Authority, Project Revenue	5.00	11/1/18	1,370,000		1,668,879
Waltham, GO (Municipal Purpose Loan)	5.00	2/1/19	1,195,000		1,461,843
Westwood, GO	4.00	6/1/18	1,105,000		1,283,435
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/16	1,000,000		1,073,030
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.25	8/15/17	1,000,000		1,080,230
Worcester, GO (Insured; National Public Finance Guarantee Corp.)	5.00	4/1/18	625,000		681,087
U.S. Related—8.3%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,745,970
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		590,045
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,116,970
Puerto Rico Commonwealth, Public Improvement GO	5.50	7/1/18	2,500,000		2,735,175
Puerto Rico Commonwealth, Public Improvement GO	5.25	7/1/22	1,500,000		1,539,600
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/15	1,135,000		1,204,110
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000		1,096,430
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/23	2,000,000		2,140,500
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000		1,046,620
Puerto Rico Government Development Bank, Senior Notes	5.25	1/1/15	2,000,000		2,032,120
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	1,090,000		1,149,623
Puerto Rico Highways and Transportation Authority,
Highway Revenue (Insured; FGIC)	5.50	7/1/16	3,265,000		3,810,647
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/15	305,000		308,617
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	330,000		333,914
Puerto Rico Infrastructure Financing Authority,
Revenue (Ports Authority Project)	6.00	12/15/26	2,500,000		2,748,025
Puerto Rico Infrastructure Financing
Authority, Special Tax Revenue	5.00	7/1/20	2,260,000		2,319,958
Puerto Rico Public Buildings Authority,
Government Facilities Revenue	5.75	7/1/22	1,780,000		1,855,775
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[c]	1,060,010
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[c]	612,577
Total Long-Term Municipal Investments
(cost $316,040,693)					341,966,609

The Funds 65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—3.9%	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts;
Massachusetts, GO Notes (Central Artery/Ted Williams
Tunnel Infrastructure Loan Act of 2000)
(Liquidity Facility; U.S. Bank NA)	0.10	3/1/13	2,000,000	[d]	2,000,000
Massachusetts, GO Notes (Consolidated Loan)	0.45	3/7/13	3,500,000	[d]	3,501,435
Massachusetts, GO Notes (Consolidated Loan)	0.54	3/7/13	1,500,000	[d]	1,500,690
Massachusetts, GO Notes (Consolidated Loan)
(LOC; JPMorgan Chase Bank)	0.11	3/1/13	2,800,000	[d]	2,800,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Baystate Medical Center Issue)
(LOC; JPMorgan Chase Bank)	0.11	3/1/13	2,850,000	[d]	2,850,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Children’s Hospital Issue)
(LOC; JPMorgan Chase Bank)	0.10	3/1/13	500,000	[d]	500,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Museum of Fine Arts Issue)
(Liquidity Facility; Bank of America)	0.13	3/1/13	200,000	[d]	200,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Stonehill College Issue) (LOC; JPMorgan Chase Bank)	0.09	3/1/13	600,000	[d]	600,000
Total Short-Term Municipal Investments
(cost $13,950,000)					13,952,125

Total Investments (cost $329,990,693)			100.4%		355,918,734
Liabilities, Less Cash and Receivables			(.4%)		(1,603,018)
Net Assets			100.0%		354,315,716

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d Variable rate demand note—rate shown is the interest rate in effect at February 28, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

66

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		ROCS	Reset Options Certificates
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts			SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	19.4
AA		Aa		AA	47.7
A		A		A	17.5
BBB		Baa		BBB	13.6
F1		MIG1/P1		SP1/A1	1.7
Not Rated[e]		Not Rated[e]		Not Rated[e]	.1
100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 67

STATEMENT OF FINANCIAL FUTURES

February 28, 2013 (Unaudited)

		Market Value		Unrealized
BNY Mellon Massachusetts		Covered by		Appreciation
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2013	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	70	(9,289,219)	March 2013	49,219

See notes to financial statements.

68

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—97.9%	Rate (%)	Date	Amount ($)		Value ($)
New York—91.2%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,736,640
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	2,500,000		2,888,700
Buffalo, General Improvement GO	4.00	4/1/21	2,175,000		2,448,767
Erie County Fiscal Stability Authority,
Sales Tax and State Aid Secured Revenue	5.00	12/1/24	2,000,000		2,419,200
Erie County Industrial Development Agency,
Revenue (City School District of the City of Buffalo Project)	5.00	5/1/17	2,500,000		2,903,300
Hempstead, Public Improvement GO	5.00	8/15/20	1,255,000		1,579,907
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,209,420
Long Island Power Authority, Electric System General Revenue	5.00	9/1/22	2,000,000		2,434,980
Long Island Power Authority, Electric System General
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	12/1/17	2,780,000		3,171,980
Long Island Power Authority, Electric System General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/18	1,000,000		1,144,180
Madison County Capital Resource Corporation,
Revenue (Colgate University Project)	5.00	7/1/31	1,000,000		1,203,790
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000		5,719,600
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/17	1,000,000		1,141,490
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	300,000		378,438
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.40	11/1/22	2,500,000	[a]	2,425,000
Monroe County Industrial Development Corporation,
Revenue (Saint John Fisher College Project)	5.00	6/1/17	1,740,000		1,965,452
Nassau County, General Improvement GO	4.00	10/1/16	1,545,000		1,709,836
Nassau County, General Improvement GO	5.00	10/1/18	1,310,000		1,564,729
Nassau County, General Improvement GO	4.00	4/1/23	2,895,000		3,217,532
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000		1,173,830
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	4.00	11/15/18	2,000,000		2,348,680
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	4.00	11/15/20	2,750,000		3,270,822
Nassau County Sewer and Storm Water Finance
Authority, System Revenue (Insured; Berkshire
Hathaway Assurance Corporation)	5.38	11/1/28	1,000,000		1,188,630
New York City, GO	5.00	8/1/17	1,535,000		1,816,795
New York City, GO	5.00	8/1/18	1,000,000		1,146,400
New York City, GO	5.00	8/1/22	1,140,000		1,432,877
New York City, GO	5.13	12/1/22	1,000,000		1,188,890
New York City, GO	5.25	9/1/23	1,000,000		1,206,890

The Funds 69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Industrial Development Agency, Civic Facility
Revenue (United Jewish Appeal—Federation of Jewish
Philanthropies of New York, Inc. Project)	5.00	7/1/27	1,250,000	1,319,387
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	325,000	381,430
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,000,000	1,239,330
New York City Industrial Development Agency, Special
Revenue (New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000	1,172,920
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/20	2,500,000	2,990,375
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/25	1,545,000	1,870,980
New York City Transitional Finance Authority, Building Aid Revenue	5.25	1/15/27	1,650,000	1,923,653
New York City Transitional Finance Authority,
Future Tax Secured Revenue	5.50	11/15/17	5,000	5,024
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000	2,140,320
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/20	1,000,000	1,248,960
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/21	1,145,000	1,446,959
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	8/1/22	255,000	291,865
New York City Trust for Cultural Resources, Revenue
(Lincoln Center for the Performing Arts, Inc.)	5.75	12/1/16	1,000,000	1,169,230
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	2,000,000	2,324,160
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	2,500,000	2,899,525
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/25	1,150,000	1,366,050
New York City Trust for Cultural Resources,
Revenue (The Museum of Modern Art)	5.00	4/1/31	1,965,000	2,304,316
New York City Trust for Cultural Resources,
Revenue (Whitney Museum of American Art)	5.00	7/1/21	2,000,000	2,412,460
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	3,000,000	3,543,930
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	3,175,000	3,472,116
New York Local Government Assistance
Corporation, Senior Lien Revenue	5.00	4/1/18	2,500,000	2,929,325
New York Local Government Assistance
Corporation, Subordinate Lien Revenue	5.00	4/1/17	1,150,000	1,353,447

70

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York Local Government Assistance
Corporation, Subordinate Lien Revenue	5.00	4/1/19	2,500,000	3,078,725
New York Local Government Assistance
Corporation, Subordinate Lien Revenue	5.00	4/1/20	1,000,000	1,247,420
New York Local Government Assistance
Corporation, Subordinate Lien Revenue	5.00	4/1/20	1,000,000	1,247,420
New York State, GO	5.00	3/1/19	1,000,000	1,160,280
New York State, GO	5.00	2/15/26	2,600,000	3,114,332
New York State Bridge Authority, General Revenue	4.00	1/1/22	2,010,000	2,351,117
New York State Dormitory Authority, Consolidated
Fifth General Resolution Revenue (City University System)	5.00	7/1/19	1,000,000	1,137,890
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured; FGIC)	5.75	7/1/18	2,370,000	2,640,701
New York State Dormitory Authority, LR
(State University Dormitory Facilities Issue)	5.00	7/1/18	1,000,000	1,089,540
New York State Dormitory Authority, Mental Health
Services Facilities Improvement Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/17	1,460,000	1,690,169
New York State Dormitory Authority, Mental Health
Services Facilities Improvement Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/27	2,005,000	2,356,156
New York State Dormitory Authority, Revenue (Columbia University)	5.00	7/1/18	1,500,000	1,718,610
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/20	1,000,000	1,267,630
New York State Dormitory Authority, Revenue (Convent of the
Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000	1,172,780
New York State Dormitory Authority, Revenue (Memorial
Sloan-Kettering Cancer Center) (Insured; National
Public Finance Guarantee Corp.)	5.50	7/1/23	2,000,000	2,615,000
New York State Dormitory Authority, Revenue
(Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000	3,421,260
New York State Dormitory Authority, Revenue (New York University)	5.25	7/1/34	2,650,000	3,144,861
New York State Dormitory Authority, Revenue (New York University)
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	1,500,000	1,588,785
New York State Dormitory Authority, Revenue
(Rochester Institute of Technology)	5.00	7/1/23	1,000,000	1,175,130
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)	5.00	10/1/18	3,040,000	3,623,893
New York State Dormitory Authority, Revenue
(State University Educational Facilities)
(Insured; National Public Finance Guarantee Corp.)	5.25	5/15/15	500,000	533,925
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/25	1,000,000	1,198,970
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	3,000,000	3,376,320

The Funds 71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, Revenue (Yeshiva University)	5.00	11/1/20	3,190,000	3,872,756
New York State Dormitory Authority, State Personal
Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,214,810
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	2/15/20	1,110,000	1,370,195
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	3/15/21	1,000,000	1,254,130
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	4.00	5/15/20	1,000,000	1,163,620
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/23	3,000,000	3,568,050
New York State Environmental Facilities Corporation, State Clean
Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/30	1,000,000	1,054,110
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	210,000	211,023
New York State Mortgage Agency, Homeowner Mortgage Revenue	5.38	10/1/17	225,000	225,644
New York State Municipal Bond Bank Agency, Recovery Act
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/15/16	2,000,000	2,274,040
New York State Thruway Authority, General Revenue	5.00	1/1/20	1,500,000	1,827,600
New York State Thruway Authority,
General Revenue (Insured; AMBAC)	5.00	1/1/19	1,000,000	1,081,330
New York State Thruway Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	1/1/24	1,000,000	1,152,480
New York State Thruway Authority, Second General Highway
and Bridge Trust Fund Bonds (Insured; AMBAC)	5.00	4/1/25	2,000,000	2,246,060
New York State Thruway Authority, State Personal
Income Tax Revenue (Transportation)	5.00	3/15/26	2,200,000	2,634,610
New York State Urban Development Corporation, Revenue	5.50	1/1/19	1,140,000	1,408,117
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/21	5,000,000	6,020,150
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000	2,794,164
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000	3,041,850
Oyster Bay, Public Improvement GO	5.00	2/15/16	1,000,000	1,113,200
Oyster Bay, Public Improvement GO	3.00	8/15/16	2,000,000	2,123,400
Patchogue-Medford Union Free School District, GO
(Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/21	1,555,000	1,753,745

72

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Port Authority of New York and New Jersey (Consolidated Bonds,
140th Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/19	1,000,000		1,112,400
Port Authority of New York and New Jersey
(Consolidated Bonds, 142nd Series)	5.00	7/15/21	1,000,000		1,120,600
Port Authority of New York and New Jersey
(Consolidated Bonds, 173rd Series)	5.00	12/1/18	1,000,000		1,220,580
Port Authority of New York and New Jersey
(Consolidated Bonds, 173rd Series)	4.00	12/1/23	1,000,000		1,151,090
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	10/15/25	1,450,000		1,560,809
Suffolk County, GO	5.00	4/1/19	1,400,000		1,644,118
Suffolk County Industrial Development Agency, Civic Facility
Revenue (New York Institute of Technology Project)	5.00	3/1/26	750,000		773,130
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000	[b]	1,291,690
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/23	1,500,000		1,902,825
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000		1,663,438
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000		1,724,250
U.S. Related—6.7%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,175,930
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000		1,104,080
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000		2,741,075
Puerto Rico Electric Power Authority, Power Revenue	5.38	7/1/24	1,000,000		1,049,060
Puerto Rico Electric Power Authority,
Power Revenue (Insured; XLCA)	5.50	7/1/17	1,000,000		1,104,280
Puerto Rico Government Development Bank, Senior Notes	5.00	12/1/15	3,500,000		3,691,450
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000		268,346
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/19	270,000		278,459
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.75	7/1/22	1,000,000		1,042,570
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,700,000	[c]	1,802,017
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[c]	408,385
Total Long-Term Municipal Investments
(cost $199,830,489)					215,029,097

The Funds 73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.2%	Rate (%)	Date	Amount ($)		Value ($)
New York;
New York City, GO Notes (LOC; Fortis Bank)	0.11	3/1/13	100,000	[d]	100,000
New York City, GO Notes (LOC; Fortis Bank)	0.11	3/1/13	1,100,000	[d]	1,100,000
New York City Trust for Cultural Resources,
Revenue, Refunding (Lincoln Center for the
Performing Arts, Inc.) (LOC; Bank of America)	0.12	3/1/13	1,500,000	[d]	1,500,000
Total Short-Term Municipal Investments
(cost $2,700,000)					2,700,000

Total Investments (cost $202,530,489)			99.1%		217,729,097
Cash and Receivables (Net)			.9%		1,923,280
Net Assets			100.0%		219,652,377

a Variable rate security—interest rate subject to periodic change.
b This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d Variable rate demand note—rate shown is the interest rate in effect at February 28, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

74

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		ROCS	Reset Options Certificates
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts			SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	19.3
AA		Aa		AA	46.7
A		A		A	26.6
BBB		Baa		BBB	6.2
F1		MIG1/P1		SP1/A1	1.2
100.0

† Based on total investments.
See notes to financial statements.

The Funds 75

STATEMENT OF FINANCIAL FUTURES

February 28, 2013 (Unaudited)

		Market Value		Unrealized
BNY Mellon New York		Covered by		Appreciation
Intermediate Tax-Exempt Bond Fund	Contracts	Contracts ($)	Expiration	at 2/28/2013	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	40	(5,308,125)	March 2013	28,125

See notes to financial statements.

76

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.3%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.0%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	3,850,000		3,850,038
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		5,080,700
Tuscaloosa Public Educational Building Authority,
Student Housing Revenue (Ridgecrest Student Housing, LLC
University of Alabama Ridgecrest Residential Project)
(Insured; Assured Guaranty Municipal Corp.)	6.75	7/1/33	1,100,000		1,345,619
Arizona—1.1%
Arizona Board of Regents, Arizona State University
System Revenue (Polytechnic Campus Project)	6.00	7/1/27	750,000		899,565
Arizona Health Facilities Authority, HR (Phoenix Children’s Hospital)	5.00	2/1/43	1,500,000		1,632,735
Arizona Transportation Board, Subordinated Highway Revenue	5.00	7/1/31	4,335,000		5,135,544
University Medical Center Corporation, HR	6.00	7/1/39	2,500,000		2,896,675
California—14.6%
California, GO (Various Purpose)	6.50	4/1/33	6,700,000		8,409,974
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,415,583
California Health Facilities Financing Authority,
Revenue (Providence Health and Services)	6.50	10/1/38	490,000		594,953
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	12,994
California Infrastructure and Economic Development Bank,
Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	750,000		838,088
California Municipal Finance Authority, Charter School
Revenue (Partnerships to Uplift Communities Project)	5.00	8/1/32	675,000		683,579
California Municipal Finance Authority,
Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		7,287,180
California Municipal Finance Authority,
Revenue (Southwestern Law School)	6.50	11/1/31	300,000		370,743
California Pollution Control Financing Authority,
Water Furnishing Revenue (San Diego County
Water Authority Desalination Project Pipeline)	5.00	11/21/45	16,000,000		16,518,400
California State Public Works Board, LR (Judicial
Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,265,640
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of Southern
California Project) (Collateralized; FHA)	6.75	2/1/38	2,230,000		2,710,231
California Statewide Communities Development
Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		7,358,940
California Statewide Communities Development Authority, Student
Housing Revenue (University of California, Irvine East Campus
Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	5.38	5/15/38	1,500,000		1,657,455
East Bay Municipal Utility District, Water System Revenue	5.00	6/1/20	2,695,000	[b]	3,392,628
East Bay Municipal Utility District, Water System Revenue	5.00	6/1/21	2,585,000	[b]	3,293,755

The Funds 77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Gilroy School Facilities Financing Authority, Revenue	5.00	8/1/46	5,000,000		5,399,150
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,051,320
JPMorgan Chase Putters/Drivers Trust (Los Angeles Department
of Airports, Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000	[c,d]	12,022,400
Los Angeles County Metropolitan Transportation Authority,
Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/21	5,000,000	[b]	6,279,650
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000		1,128,280
Metropolitan Water District of Southern California,
Water Revenue (Build America Bonds)	6.54	7/1/39	4,600,000		5,463,144
New Haven Unified School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/32	2,500,000	[e]	1,042,475
Newport Beach, Revenue (Hoag Memorial Hospital Presbyterian)	6.00	12/1/40	4,630,000		5,678,602
Northern California Gas Authority Number 1, Gas Project Revenue	0.93	7/1/27	660,000	[f]	566,458
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	10,000,000		11,795,900
Sacramento Transportation Authority,
Limited Tax Measure A Sales Tax Revenue	5.00	10/1/24	1,000,000		1,237,700
Sacramento Transportation Authority,
Limited Tax Measure A Sales Tax Revenue	5.00	10/1/26	1,250,000		1,528,150
San Diego County Regional Airport Authority,
Senior Airport Revenue	5.00	7/1/43	6,000,000		6,918,600
San Diego Regional Building Authority, LR (County
Operations Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000		2,284,600
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[e]	2,541,160
San Francisco City and County Redevelopment Agency
Community Facilities District Number 6, Special Tax
Revenue (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[e]	478,440
San Francisco City and County Redevelopment Agency
Community Facilities District Number 6, Special Tax
Revenue (Mission Bay South Public Improvements)	0.00	8/1/43	2,835,000	[e]	495,558
San Francisco City and County Redevelopment Financing Authority,
Tax Allocation Revenue (San Francisco Redevelopment Projects)	6.63	8/1/41	1,250,000		1,470,462
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,117,550
West Contra Costa Unified School District,
GO (Build America Bonds)	8.46	8/1/34	9,250,000		11,383,975
Colorado—.4%
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		609,855
Denver City and County, Airport System Revenue	5.00	11/15/21	1,500,000		1,817,430
Denver City and County, Airport System Revenue
(Insured: Assured Guaranty Municipal Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000		1,165,020

78

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut—.8%
Bridgeport, GO	5.00	2/15/32	2,175,000		2,428,562
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University Issue)	5.05	7/1/42	5,000,000		5,752,600
District of Columbia—.5%
District of Columbia, Revenue (Friendship
Public Charter School, Inc. Issue)	5.00	6/1/32	3,000,000		3,178,020
District of Columbia, Revenue (Friendship
Public Charter School, Inc. Issue)	5.00	6/1/42	2,000,000		2,084,560
Florida—3.3%
Brevard County Health Facilities Authority,
Health Facilities Revenue (Health First, Inc. Project)	7.00	4/1/39	1,675,000		2,065,895
Florida Municipal Power Agency, All-Requirements
Power Supply Project Revenue	6.25	10/1/31	1,000,000		1,206,320
Hillsborough County Industrial Development Authority,
HR (Tampa General Hospital Project)	5.00	10/1/34	5,750,000		6,445,463
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	500,000		584,390
Miami Beach Health Facilities Authority, HR
(Mount Sinai Medical Center of Florida)	5.00	11/15/29	1,000,000		1,107,370
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000		1,377,276
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000		665,310
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	650,000		710,632
Orlando-Orange County Expressway Authority, Revenue	5.00	7/1/40	9,540,000		10,586,061
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,221,120
Tampa-Hillsborough County Expressway Authority, Revenue	5.00	7/1/42	5,000,000		5,582,450
Georgia—1.3%
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,184,160
DeKalb County, GO	5.00	1/1/19	500,000		517,295
DeKalb County, GO (Special Transportation, Parks
and Greenspace and Libraries Tax District)	5.00	12/1/18	750,000		828,398
DeKalb County, Water and Sewerage Revenue	5.25	10/1/41	9,000,000		10,328,760
Hawaii—3.4%
Hawaii Department of Budget and Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		7,052,700
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,082,640
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,084,230
JPMorgan Chase Putters/Drivers Trust (Hawaii, GO)	5.00	12/1/19	20,000,000	[c,d]	24,581,957

The Funds 79

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois—2.4%
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	5.75	1/1/39	2,500,000		2,939,850
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	6.50	1/1/41	5,000,000		6,475,850
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.13	5/15/43	2,650,000		2,727,327
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000		4,370,148
Illinois Finance Authority, Revenue
(Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000		3,133,440
Illinois Finance Authority, Revenue
(Northwestern Memorial HealthCare)	5.00	8/15/43	1,500,000		1,692,165
Illinois Finance Authority, Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000		1,141,090
Metropolitan Pier and Exposition Authority, Revenue
(McCormick Place Expansion Project) (Insured;
Assured Guaranty Municipal Corp.)	0.00	6/15/26	2,000,000	[e]	1,216,360
Kentucky—.2%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	1,500,000		1,801,380
Louisiana—2.6%
Jefferson Parish Hospital Service District Number 2,
HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,889,950
Louisiana Citizens Property Insurance Corporation, Assessment
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	6/1/25	4,000,000		4,866,800
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,170,460
Louisiana Stadium and Exposition District, Senior Revenue	5.00	7/1/30	4,500,000		5,188,950
Louisiana Stadium and Exposition District, Senior Revenue	5.00	7/1/32	2,250,000		2,577,420
Louisiana Stadium and Exposition District, Senior Revenue	5.00	7/1/36	3,500,000		3,992,870
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000		2,387,180
Maine—.8%
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		1,000,651
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,500,000		3,033,800
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	3,500,000		4,309,515
Maryland—4.0%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	27,810,000		31,776,818
Maryland Economic Development Corporation,
EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,995,880
Maryland Economic Development Corporation, Port Facilities
Revenue (CNX Marine Terminals Inc. Port of Baltimore Facility)	5.75	9/1/25	1,000,000		1,117,340
Maryland Health and Higher Educational Facilities Authority,
Revenue (Anne Arundel Health System Issue)	6.75	7/1/29	2,000,000		2,506,880

80

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		275,827
Massachusetts—6.1%
JPMorgan Chase Putters/Drivers Trust
(Massachusetts, GO Consolidated Loan)	5.00	4/1/19	15,000,000	[c,d]	18,476,663
Massachusetts, GO (Consolidated Loan)	4.00	6/1/28	12,500,000		13,654,750
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,906,316
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,420,380
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,204,890
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	7.50	10/1/22	500,000		626,130
Massachusetts Health and Educational Facilities
Authority, Revenue (Simmons College Issue)	8.00	10/1/39	2,000,000		2,313,500
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/27	6,000,000		7,330,140
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/30	10,000,000		12,053,100
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,224
Michigan—1.3%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		1,031,539
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,455,580
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/19	1,000,000		1,160,930
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/20	500,000		582,125
Michigan Strategic Fund, LOR (State of Michigan
Cadillac Place Office Building Project)	5.25	10/15/31	5,500,000		6,324,065
Minnesota—5.0%
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[c,d]	21,389,599
JPMorgan Chase Putters/Drivers Trust
(Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[c,d]	12,624,400
Minneapolis, Health Care System Revenue
(Fairview Health Services)	6.63	11/15/28	1,000,000		1,233,970
Minnesota, State General Fund Appropriation Revenue	5.00	3/1/25	7,000,000		8,631,700
Minnesota, State General Fund Appropriation Revenue	5.00	3/1/28	5,000,000		6,027,300
Mississippi—.2%
Warren County, Gulf Opportunity Zone Revenue
(International Paper Company Projects)	5.80	5/1/34	1,500,000		1,703,910

The Funds 81

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Nevada—1.2%
Clark County, Airport System Revenue (Build America Bonds)	6.88	7/1/42	10,000,000		11,538,500
New Jersey—5.8%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000		1,129,110
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,862,750
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/28	2,000,000		2,262,520
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/21	20,000,000		24,476,000
New Jersey Educational Facilities Authority, Revenue
(University of Medicine and Dentistry of New Jersey Issue)	7.50	12/1/32	2,000,000		2,504,080
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter’s University Hospital Obligated Group Issue)	6.00	7/1/26	2,500,000		2,969,525
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter’s University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,768,170
New Jersey Transportation Trust Fund
Authority (Transportation System)	0.00	12/15/29	5,000,000	[e]	2,514,200
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/29	10,000,000		11,772,400
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/30	5,000,000		5,862,800
New York—13.8%
Albany Industrial Development Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the City of Albany Project)	5.75	11/15/22	4,225,000		4,881,903
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	8,000,000		9,597,280
Hudson Yards Infrastructure Corporation,
Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000		5,960,550
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/26	6,065,000		7,237,122
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	665,000		847,283
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/43	3,000,000		3,371,160
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.40	11/1/22	12,500,000	[f]	12,125,000
New York City, GO	6.00	10/15/23	500,000		626,010
New York City Industrial Development Agency, PILOT
Revenue (Queens Baseball Stadium Project)
(Insured; Assured Guaranty Municipal Corp.)	6.50	1/1/46	325,000		381,430
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured;
Assured Guaranty Municipal Corp.)	7.00	3/1/49	1,300,000		1,611,129
New York City Industrial Development Agency, PILOT
Revenue (Yankee Stadium Project) (Insured; FGIC)	2.55	3/1/20	5,000,000	[f]	4,928,400
New York City Industrial Development Agency,
Senior Airport Facilities Revenue (Transportation
Infrastructure Properties, LLC Obligated Group)	5.00	7/1/28	5,000,000		5,326,050
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	12/15/16	5,090,000	[c,d]	6,081,172

82

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue	5.75	12/15/16	9,000,000	[c,d]	10,752,570
New York Liberty Development Corporation, Liberty
Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,935,450
New York Liberty Development Corporation, Liberty
Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,165,540
New York State Dormitory Authority, Revenue (Pace University)	4.00	5/1/33	750,000		746,880
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		540,480
New York State Dormitory Authority, Revenue (Pace University)	4.25	5/1/42	1,000,000		975,440
New York State Dormitory Authority,
Revenue (Yeshiva University)	5.00	11/1/40	500,000		557,850
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000		1,214,810
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	11/15/19	10,000,000	[c,d]	12,394,900
New York State Energy Research and Development Authority,
PCR (New York State Electric and Gas Corporation Project)
(Insured; National Public Finance Guarantee Corp.)	0.56	4/1/34	17,410,000	[f]	16,104,250
Port Authority of New York and New Jersey, Special Project
Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,939,700
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[e]	1,285,800
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[e]	2,875,018
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/30	2,415,000	[e]	1,326,318
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	4,000,000	[e]	1,972,360
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/30	10,000,000	[e]	5,277,300
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[e]	2,498,800
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[e]	1,438,890
North Carolina—1.3%
North Carolina Eastern Municipal Power Agency,
Power System Revenue	5.00	1/1/26	11,415,000		13,013,328
North Carolina Eastern Municipal Power Agency, Power System
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	1/1/19	250,000		282,762
Ohio—.6%
JobsOhio Beverage System, Statewide
Senior Lien Liquor Profits Revenue	4.53	1/1/35	5,000,000		5,218,000
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,000,000		1,195,400
Oregon—.2%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000		2,367,340

The Funds 83

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—1.8%
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/37	2,000,000		2,077,340
Clairton Municipal Authority, Sewer Revenue	5.00	12/1/42	1,000,000		1,032,370
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/42	10,000,000		11,299,400
Pennsylvania Higher Educational Facilities Authority, Revenue
(The Foundation for Indiana University of Pennsylvania Student
Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	650,000		710,554
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000		3,000,840
Texas—12.6%
Central Texas Regional Mobility Authority, Senior Lien Revenue	6.00	1/1/41	5,000,000		5,831,800
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000		1,413,175
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,000,000		2,214,400
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000		1,136,120
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/42	2,750,000		2,998,820
Clifton Higher Education Finance Corporation,
Education Revenue (Uplift Education)	3.95	12/1/32	1,800,000		1,811,520
Clifton Higher Education Finance Corporation,
Education Revenue (Uplift Education)	4.35	12/1/42	1,700,000		1,729,699
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	5.75	8/15/33	1,000,000		1,207,270
Harris County Cultural Education Facilities Finance
Corporation, Revenue (Young Men’s Christian
Association of the Greater Houston Area)	5.00	6/1/38	2,500,000		2,689,975
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System)	7.00	12/1/27	1,000,000		1,238,380
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000		559,510
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.22	7/1/30	700,000	[f]	633,500
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.32	7/1/30	3,800,000	[f]	3,439,000
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.32	7/1/30	11,525,000	[f]	10,430,125
Houston, Combined Utility System First Lien Revenue	5.00	11/15/30	5,350,000		6,333,758
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	1,000,000		1,148,970
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	2,800,000		3,501,652
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	6.88	5/15/41	3,000,000		3,810,510
Lower Colorado River Authority, Revenue	5.00	5/15/30	11,460,000		13,317,666

84

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
North Texas Education Finance Corporation,
Education Revenue (Uplift Education)	4.88	12/1/32	3,630,000		3,861,957
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000		8,240,540
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	2,500,000		2,975,550
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	7,000,000		8,512,490
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (NTE Mobility
Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		3,108,525
Texas Transportation Commission, Central Texas
Turnpike System First Tier Revenue	5.00	8/15/41	20,000,000		21,984,400
Waco Education Finance Corporation,
Revenue (Baylor University Issue)	5.00	3/1/43	10,000,000		11,411,700
Virginia—2.8%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.88	7/15/40	2,000,000	[g]	1,213,780
Chesapeake, Transportation System Senior Toll Road Revenue	5.00	7/15/47	2,000,000		2,134,100
Route 460 Funding Corporation of Virginia,
Toll Road Senior Lien Revenue	5.13	7/1/49	10,000,000		10,926,900
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,452,320
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	2,000,000		2,326,060
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	5.50	1/1/42	6,155,000		6,817,832
Washington—1.3%
Washington, GO (Motor Vehicle Fuel Tax)	4.00	8/1/29	4,615,000		5,080,930
Washington, GO (Motor Vehicle Fuel Tax)	4.00	8/1/30	7,095,000		7,768,174
Wisconsin—.9%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[d]	1,527,102
University of Wisconsin Hospitals and
Clinics Authority, Revenue	5.00	4/1/38	3,000,000		3,359,460
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000		1,206,010
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000		1,808,625
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000		1,223,360
U.S. Related—4.0%
Guam, Business Privilege Tax Revenue	5.13	1/1/42	1,500,000		1,670,040
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		2,950,225
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		5,811,950
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,355,500
Guam Government Department of Education, COP
(John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,101,450
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000		2,135,880

The Funds 85

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000		784,965
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	6,000,000	[g]	6,360,060
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[g]	612,577
Virgin Islands Public Finance Authority,
Revenue (Gross Receipts Taxes Loan Notes)	4.00	10/1/22	3,000,000		3,199,110
Virgin Islands Public Finance Authority,
Revenue (Gross Receipts Taxes Loan Notes)	5.25	10/1/27	4,000,000	[d]	4,045,000
Virgin Islands Public Finance Authority,
Revenue (Gross Receipts Taxes Loan Notes)	5.00	10/1/32	6,000,000	[d]	6,576,540
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note—Diageo Project)	6.75	10/1/37	2,000,000		2,352,560
Total Long-Term Municipal Investments
(cost $883,810,779)					948,747,985

Short-Term Municipal Investments—12.7%
Colorado—.1%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; Northern Trust Company)	0.11	3/1/13	1,380,000	[h]	1,380,000
Florida—1.3%
Orange County School Board, COP (Master Lease
Purchase Agreement) (LOC; Wells Fargo Bank)	0.10	3/1/13	6,780,000	[h]	6,780,000
Sarasota County Public Hospital District, HR, Refunding (Sarasota
Memorial Hospital Project) (LOC: Northern Trust Company)	0.09	3/1/13	6,100,000	[h]	6,100,000
Iowa—2.1%
Iowa Finance Authority, Health Facilities Revenue (Great River
Medical Center Project) (LOC; JPMorgan Chase Bank)	0.13	3/1/13	4,800,000	[h]	4,800,000
Iowa Finance Authority, Private College Revenue, Refunding
(Drake University Project) (LOC; Wells Fargo Bank)	0.11	3/1/13	10,200,000	[h]	10,200,000
Iowa Higher Education Loan Authority, Private College
Faciliity Revenue, Refunding (Des Moines University
Project) (LOC; Allied Irish Banks)	0.13	3/1/13	4,690,000	[h]	4,690,000
Kentucky—1.7%
Christian County, Lease Program Revenue (Kentucky
Association of Counties Leasing Trust) (LOC; U.S. Bank NA)	0.11	3/1/13	4,760,000	[h]	4,760,000
Kentucky Economic Development Finance Authority,
HR (Baptist Healthcare System Obligated Group)
(LOC; JPMorgan Chase Bank)	0.12	3/1/13	5,900,000	[h]	5,900,000
Louisville and Jefferson County Visitors and Convention Commission,
Dedicated Tax Revenue, Refunding (Kentucky International
Convention Center Expansion Project) (Insured; Assured Guaranty
Municipal Corp. and Liquidity Facility; JPMorgan Chase Bank)	0.19	3/1/13	6,525,000	[h]	6,525,000

86

BNY Mellon Municipal Opportunities Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—1.9%
Massachusetts, GO Notes (Consolidated Loan)
(LOC; JPMorgan Chase Bank)	0.11	3/1/13	10,000,000	[h]	10,000,000
Massachusetts Water Resources Authority, Subordinated
General Revenue, Refunding (LOC; Landesbank
Hessen-Thuringen Girozentrale)	0.10	3/1/13	8,390,000	[h]	8,390,000
Missouri—1.2%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Ranken Technology
College) (LOC; Northern Trust Company)	0.13	3/1/13	3,175,000	[h]	3,175,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.10	3/1/13	1,500,000	[h]	1,500,000
Missouri Health and Educational Facilities Authority, Health
Facilities Revenue (SSM Health Care) (LOC; PNC Bank NA)	0.10	3/1/13	7,200,000	[h]	7,200,000
New Hampshire—.8%
New Hampshire Business Finance Authority, Revenue
(Huggins Hospital Issue) (LOC; TD Bank)	0.11	3/1/13	2,000,000	[h]	2,000,000
New Hampshire Health and Education Facilities
Authority, Revenue (Dartmouth College Issue)
(Liquidity Facility; JPMorgan Chase Bank)	0.10	3/1/13	6,300,000	[h]	6,300,000
New York—.5%
New York City, GO Notes (LOC; Fortis Bank)	0.11	3/1/13	3,400,000	[h]	3,400,000
New York City Trust for Cultural Resources, Revenue,
Refunding (Lincoln Center for the Performing
Arts, Inc.) (LOC; Bank of America)	0.12	3/1/13	2,000,000	[h]	2,000,000
Ohio—.3%
Cleveland-Cuyahoga County Port Authority,
Educational Facility Revenue (Laurel School
Project) (LOC; JPMorgan Chase Bank)	0.13	3/1/13	3,315,000	[h]	3,315,000
Oregon—.2%
Medford Hospital Facilities Authority, Revenue
(Rogue Valley Manor Project) (LOC; Bank of America)	0.13	3/1/13	2,300,000	[h]	2,300,000
Pennsylvania—.3%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.10	3/1/13	3,000,000	[h]	3,000,000
Vermont—.3%
Vermont Educational and Health Buildings
Financing Agency, Revenue (Brattleboro
Memorial Hospital Project) (LOC; TD Bank)	0.10	3/1/13	1,000,000	[h]	1,000,000
Vermont Educational and Health Buildings Financing
Agency, Revenue (Southwestern Vermont
Medical Center Project) (LOC; TD Bank)	0.10	3/1/13	2,300,000	[h]	2,300,000
Virginia—.7%
Virginia Commonwealth University Health System Authority,
General Revenue (LOC; Branch Banking and Trust Co.)	0.09	3/1/13	6,550,000	[h]	6,550,000

The Funds 87

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wisconsin—1.3%
Wisconsin Health and Educational Facilities Authority,
Revenue (Froedtert and Community Health, Inc.
Obligated Group) (LOC; U.S. Bank NA)	0.12	3/1/13	10,000,000 [h]	10,000,000
Wisconsin Health and Educational Facilities Authority,
Revenue (Wausau Hospital, Inc.) (LOC; JPMorgan Chase Bank)	0.11	3/1/13	2,700,000 [h]	2,700,000
Total Short-Term Municipal Investments
(cost $126,265,000)				126,265,000
Total Investments (cost $1,010,075,779)			108.0%	1,075,012,985
Liabilities, Less Cash and Receivables			(8.0%)	(79,803,236)
Net Assets			100.0%	995,209,749

a This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Purchased on a delayed delivery basis.
c Collateral for floating rate borrowings.
d Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, these securities were valued at $130,472,303 or 13.1% of net assets.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Variable rate security—interest rate subject to periodic change.
g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
h Variable rate demand note—rate shown is the interest rate in effect at February 28, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

88

Summary of Abbreviations

ABAG		Association of Bay Area Governments		ACA	American Capital Access
AGC		ACE Guaranty Corporation		AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation			ARRN	Adjustable Rate Receipt Notes
BAN		Bond Anticipation Notes		BPA	Bond Purchase Agreement
CIFG		CDC Ixis Financial Guaranty		COP	Certificate of Participation
CP		Commercial Paper		DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR		Economic Development Revenue		EIR	Environmental Improvement Revenue
FGIC		Financial Guaranty Insurance Company		FHA	Federal Housing Administration
FHLB		Federal Home Loan Bank		FHLMC	Federal Home Loan Mortgage Corporation
FNMA		Federal National Mortgage Association		GAN	Grant Anticipation Notes
GIC		Guaranteed Investment Contract		GNMA	Government National Mortgage Association
GO		General Obligation		HR	Hospital Revenue
IDB		Industrial Development Board		IDC	Industrial Development Corporation
IDR		Industrial Development Revenue		LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit			LOR	Limited Obligation Revenue
LR	Lease Revenue			MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR		Multi-Family Housing Revenue		MFMR	Multi-Family Mortgage Revenue
PCR		Pollution Control Revenue		P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT		Payment in Lieu of Taxes		PUTTERS	Puttable Tax-Exempt Receipts
RAC		Revenue Anticipation Certificates		RAN	Revenue Anticipation Notes
RAW		Revenue Anticipation Warrants		ROCS	Reset Options Certificates
RRR		Resources Recovery Revenue		SAAN	State Aid Anticipation Notes
SBPA		Standby Bond Purchase Agreement		SFHR	Single Family Housing Revenue
SFMR		Single Family Mortgage Revenue		SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts			SWDR	Solid Waste Disposal Revenue
TAN		Tax Anticipation Notes		TAW	Tax Anticipation Warrants
TRAN		Tax and Revenue Anticipation Notes		XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	6.5
AA		Aa		AA	30.5
A		A		A	26.6
BBB		Baa		BBB	23.5
BB		Ba		BB	.6
B		B		B	.1
F1		MIG1/P1		SP1/A1	10.6
Not Rated[i]		Not Rated[i]		Not Rated[i]	1.6
100.0

† Based on total investments.
i Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds 89

STATEMENT OF FINANCIAL FUTURES

February 28, 2013 (Unaudited)

		Market Value		Unrealized
BNY Mellon		Covered by		Appreciation
Municipal Opportunities Fund	Contracts	Contracts ($)	Expiration	at 2/28/2013	($)
Financial Futures Short
U.S. Treasury 10 Year Notes	500	(66,351,563)	March 2013	351,563
U.S. Treasury 30 Year Bonds	300	(43,584,375)	March 2013	1,151,923
U.S. Treasury Ultra 30 Year Bonds	400	(63,312,500)	March 2013	1,032,312
				2,535,798

See notes to financial statements.

90

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	1,856,013,795	1,230,255,054	398,165,025	355,918,734
Cash on Initial Margin—Note 5	374,000	247,827	99,000	77,000
Interest receivable	19,016,004	11,844,530	4,764,881	3,202,595
Receivable for shares of Beneficial Interest subscribed	11,452,975	—	—	—
Receivable for investment securites sold	3,384,000	2,796,015	—	190,000
Prepaid expenses and other assets	24,870	20,049	63,910	12,204
	1,890,265,644	1,245,163,475	403,092,816	359,400,533
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(c)	548,198	373,091	172,597	113,087
Due to Administrator—Note 4(a)	174,265	118,159	37,744	33,332
Cash overdraft due to Custodian	2,373,842	—	555,301	471,086
Payable for investment securities purchased	35,787,522	4,252,930	2,597,629	4,256,826
Payable for shares of Beneficial Interest redeemed	2,475,442	2,563,889	11,751	165,598
Payable for futures variation margin—Note 5	42,500	—	11,250	8,750
Accrued expenses and other liabilities	81,602	668	29,362	36,138
	41,483,371	7,308,737	3,415,634	5,084,817
Net Assets ($)	1,848,782,273	1,237,854,738	399,677,182	354,315,716
Composition of Net Assets ($):
Paid—in capital	1,706,868,525	1,221,029,693	369,331,642	326,073,639
Accumulated undistributed investment income—net	1,938,812	16,826	12,416	—
Accumulated net realized gain (loss) on investments	3,410,819	752,313	2,789,811	2,264,817
Accumulated net unrealized appreciation (depreciation)
on investments (including $239,062 appreciation on
financial futures for BNY Mellon National Intermediate
Municipal Bond Fund, $63,281 appreciation on financial
futures for BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund and $49,219 appreciation on
financial futures for BNY Mellon Massachusetts
Intermediate Municipal Bond Fund)	136,564,117	16,055,906	27,543,313	25,977,260
Net Assets ($)	1,848,782,273	1,237,854,738	399,677,182	354,315,716
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,806,555,551	1,234,602,533	394,957,701	344,374,496
Shares Outstanding	129,214,182	94,946,214	30,228,198	25,694,295
Net Asset Value Per Share ($)	13.98	13.00	13.07	13.40
Investor Shares
Net Assets ($)	42,226,722	3,252,205	4,719,481	9,941,220
Shares Outstanding	3,023,552	250,427	361,623	741,833
Net Asset Value Per Share ($)	13.97	12.99	13.05	13.40
† Investments at cost ($)	1,719,688,740	1,214,199,148	370,684,993	329,990,693

See notes to financial statements.

The Funds 91

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon
	New York	BNY Mellon
	Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	217,729,097	1,075,012,985
Cash	—	872,286
Cash on Initial Margin—Note 5	44,000	2,830,000
Interest receivable	2,359,392	8,058,245
Receivable for investment securites sold	67,030	15,920,556
Receivable for shares of Beneficial Interest subscribed	—	1,861,340
Unrealized appreciation on swap contracts—Note 5	—	1,339,702
Prepaid expenses	18,055	21,779
	220,217,574	1,105,916,893
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(c)	80,994	403,098
Due to Administrator—Note 4(a)	20,801	91,249
Cash overdraft due to Custodian	330,218	—
Payable for investment securities purchased	—	48,589,002
Payable for floating rate notes issued—Note 5	—	61,205,000
Payable for shares of Beneficial Interest redeemed	85,623	46,194
Payable for future variation margin—Note 5	5,000	200,000
Interest and expense payable related
to floating rate notes issued—Note 5	—	103,542
Accrued expenses and other liabilities	42,561	69,059
	565,197	110,707,144
Net Assets ($)	219,652,377	995,209,749
Composition of Net Assets ($):
Paid—in capital	201,661,416	915,956,685
Accumulated undistributed investment income—net	9,334	158,466
Accumulated net realized gain (loss) on investments	2,754,894	10,281,892
Accumulated net unrealized appreciation (depreciation) on investments
(including $28,125 appreciation on financial futures for BNY Mellon
New York Intermediate Tax-Exempt Bond Fund and $2,535,798 appreciation on financial futures and $1,339,702 appreciation on swap transactions
for BNY Mellon Municipal Opportunities Fund)	15,226,733	68,812,706
Net Assets ($)	219,652,377	995,209,749
Net Asset Value Per Share
Class M Shares
Net Assets ($)	200,462,925	992,710,727
Shares Outstanding	16,987,192	73,072,176
Net Asset Value Per Share ($)	11.80	13.59
Investor Shares
Net Assets ($)	19,189,452	2,499,022
Shares Outstanding	1,625,140	183,946
Net Asset Value Per Share ($)	11.81	13.59
† Investments at cost ($)	202,530,489	1,010,075,779

See notes to financial statements.

92

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2013 (Unaudited)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	31,458,722	9,295,069	7,106,879	5,904,048
Expenses:
Investment advisory fee—Note 4(a)	3,119,087	2,224,802	1,006,070	612,635
Administration fee—Note 4(a)	1,101,134	785,486	248,643	216,294
Shareholder servicing costs—Note 4(b)	51,648	4,516	8,021	11,519
Trustees’ fees and expenses—Note 4(c)	50,693	45,018	12,403	8,348
Custodian fees—Note 4(b)	46,897	39,021	15,756	13,880
Professional fees	42,322	27,878	24,149	28,344
Registration fees	32,761	15,784	15,277	14,843
Loan commitment fees—Note 3	12,191	7,075	2,234	1,935
Prospectus and shareholders’ reports	6,035	3,879	3,782	3,733
Miscellaneous	52,204	44,646	23,677	29,988
Total Expenses	4,514,972	3,198,105	1,360,012	941,519
Less—reduction in fees due to
earnings credits—Note 4(b)	(22)	(3)	(2)	(7)
Net Expenses	4,514,950	3,198,102	1,360,010	941,512
Investment Income—Net	26,943,772	6,096,967	5,746,869	4,962,536
Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	2,703,816	819,167	3,383,217	2,328,923
Net realized gain (loss) on financial futures	(266,985)	—	(70,672)	(54,968)
Net Realized Gain (Loss)	2,436,831	819,167	3,312,545	2,273,955
Net unrealized appreciation
(depreciation) on investments	2,046,898	(1,788,109)	(3,313,035)	(2,160,030)
Net unrealized appreciation
(depreciation) on financial futures	435,625	—	115,312	89,688
Net Unrealized Appreciation (Depreciation)	2,482,523	(1,788,109)	(3,197,723)	(2,070,342)
Net Realized and Unrealized
Gain (Loss) on Investments	4,919,354	(968,942)	114,822	203,613
Net Increase in Net Assets
Resulting from Operations	31,863,126	5,128,025	5,861,691	5,166,149

See notes to financial statements.

The Funds 93

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	3,556,902	15,779,374
Expenses:
Investment advisory fee—Note 4(a)	554,771	1,951,802
Administration fee—Note 4(a)	137,106	482,216
Interest and expense for floating rate notes issued—Note 5	—	221,633
Shareholder servicing costs—Note 4(b)	25,287	2,822
Professional fees	22,516	29,025
Registration fees	15,134	52,161
Custodian fees—Note 4(b)	9,806	32,333
Prospectus and shareholders’ reports	7,714	3,976
Trustees’ fees and expenses—Note 4(c)	6,682	23,669
Loan commitment fees—Note 3	1,225	4,851
Interest expense—Note 3	—	410
Miscellaneous	25,527	33,866
Total Expenses	805,768	2,838,764
Less—reduction in expenses due to undertaking—Note 4(a)	(126,011)	—
Less—reduction in fees due to earnings credits—Note 4(b)	(28)	(2)
Net Expenses	679,729	2,838,762
Investment Income—Net	2,877,173	12,940,612
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	2,896,576	15,514,123
Net realized gain (loss) on financial futures	(31,410)	1,421,343
Net realized gain (loss) options transactions	—	(270,473)
Net Realized Gain (Loss)	2,865,166	16,664,993
Net unrealized appreciation (depreciation) on investments	(2,927,776)	(6,213,993)
Net unrealized appreciation (depreciation) on financial futures	51,250	3,724,861
Net unrealized appreciation (depreciation) on swap transactions	—	1,339,702
Net Unrealized Appreciation (Depreciation)	(2,876,526)	(1,149,430)
Net Realized and Unrealized Gain (Loss) on Investments	(11,360)	15,515,563
Net Increase in Net Assets Resulting from Operations	2,865,813	28,456,175

See notes to financial statements.

94

STATEMENT OF CASH FLOWS

February 28, 2013 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(550,041,867)
Proceeds from sale of portfolio securities	386,231,108
Financial futures transactions	5,265,141
Options transactions	(270,473)
Net purchase of short-term portfolio securities	(90,210,000)
Interest received	17,511,269
Operating expenses paid	(789,481)
Cash paid to The Dreyfus Corporation for investment advisory fee	(1,880,114)	(234,184,417)
Cash Flows from Financing Activities ($):
Net Beneficial Interest transactions		252,717,347
Dividends paid		(12,698,738)
Increase in cash		5,834,192
Cash at beginning of period		(4,961,906)
Cash at end of period		872,286
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		28,456,175
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(550,041,867)
Proceeds from sales of portfolio securities		386,231,108
Financial futures transactions		5,265,141
Options transactions		(270,473)
Net purchase of short-term portfolio securities		(90,210,000)
Decrease in interest receivable		80,851
Increase in accrued operating expenses		69,059
Decrease in prepaid expenses		13,317
Increase in Due to The Dreyfus Corporation		71,688
Increase in Due to Administrator		15,104
Decrease in interest and expense payable related to floating rate notes issued		(20,742)
Net realized gain on investments, financial futures and options transactions		(16,664,993)
Net unrealized appreciation on investments, financial futures and swaps		1,149,430
Net amortization of premiums on investments		1,671,785
Net Cash Used by Operating Activities		(234,184,417)
Supplemental non-cash financing disclosure
Reinvestment of dividends		6,554,756

The Funds 95

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	26,943,772	52,398,260	6,096,967	13,700,305
Net realized gain (loss) on investments	2,436,831	6,028,731	819,167	993,238
Net unrealized appreciation (depreciation) on investments	2,482,523	57,136,300	(1,788,109)	984,819
Net Increase (Decrease) in Net Assets
Resulting from Operations	31,863,126	115,563,291	5,128,025	15,678,362
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(24,477,106)	(50,905,720)	(6,067,373)	(13,635,591)
Investor Shares	(527,854)	(1,155,316)	(12,768)	(32,144)
Dreyfus Premier Shares	—	(1,170)	—	—
Net realized gain on investments:
Class M Shares	(6,792,322)	(58,171)	—	—
Investor Shares	(168,134)	(1,569)	—	—
Dreyfus Premier Shares	—	(3)	—	—
Total Dividends	(31,965,416)	(52,121,949)	(6,080,141)	(13,667,735)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	277,953,755	388,344,807	473,997,766	752,779,194
Investor Shares	8,505,916	18,114,581	2,488,334	8,153,985
Dreyfus Premier Shares	—	237	—	—
Dividends reinvested:
Class M Shares	6,810,856	6,244,171	1,455,413	3,431,867
Investor Shares	468,728	699,051	9,382	23,413
Cost of shares redeemed:
Class M Shares	(175,664,625)	(294,488,925)	(481,030,729)	(605,418,416)
Investor Shares	(4,779,404)	(23,562,985)	(3,252,042)	(8,196,436)
Dreyfus Premier Shares	—	(105,177)	—	—
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	113,295,226	95,245,760	(6,331,876)	150,773,607
Total Increase (Decrease) in Net Assets	113,192,936	158,687,102	(7,283,992)	152,784,234
Net Assets ($):
Beginning of Period	1,735,589,337	1,576,902,235	1,245,138,730	1,092,354,496
End of Period	1,848,782,273	1,735,589,337	1,237,854,738	1,245,138,730
Undistributed investment income—net	1,938,812	—	16,826	—

96

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]	(Unaudited)	August 31, 2012
Capital Share Transactions:
Class M Shares
Shares sold	19,854,999	28,248,506	36,465,685	57,983,432
Shares issued for dividends reinvested	485,622	453,507	111,977	264,380
Shares redeemed	(12,544,570)	(21,411,046)	(37,024,181)	(46,629,162)
Net Increase (Decrease) in Shares Outstanding	7,796,051	7,290,967	(446,519)	11,618,650
Investor Shares[b]
Shares sold	606,203	1,323,229	191,608	628,933
Shares issued for dividends reinvested	33,443	50,854	723	1,805
Shares redeemed	(341,833)	(1,716,591)	(250,429)	(632,148)
Net Increase (Decrease) in Shares Outstanding	297,813	(342,508)	(58,098)	(1,410)
Dreyfus Premier Shares[b]
Shares sold	—	17	—	—
Shares redeemed	—	(7,669)	—	—
Net Increase (Decrease) in Shares Outstanding	—	(7,652)	—	—

a Effective as of the close of business on March 13, 2012, the fund no longer offers Dreyfus Premier shares.
b During the period ended August 31, 2012, one Dreyfus Premier share of BNY Mellon National Intermediate Municipal Bond Fund representing $17 was automatically converted to one Investor share.

See notes to financial statements.

The Funds 97

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	5,746,869	13,584,565
Net realized gain (loss) on investments	3,312,545	4,827,446
Net unrealized appreciation (depreciation) on investments	(3,197,723)	7,653,982
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,861,691	26,065,993
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,650,307)	(13,289,825)
Investor Shares	(84,146)	(268,889)
Net realized gain on investments:
Class M Shares	(2,706,193)	—
Investor Shares	(34,536)	—
Total Dividends	(8,475,182)	(13,558,714)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	25,048,693	34,679,794
Investor Shares	219,240	2,084,794
Dividends reinvested:
Class M Shares	1,941,679	662,149
Investor Shares	70,142	98,474
Cost of shares redeemed:
Class M Shares	(32,791,363)	(64,834,148)
Investor Shares	(4,088,942)	(3,046,840)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,600,551)	(30,355,777)
Total Increase (Decrease) in Net Assets	(12,214,042)	(17,848,498)
Net Assets ($):
Beginning of Period	411,891,224	429,739,722
End of Period	399,677,182	411,891,224
Undistributed investment income—net	12,416	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,910,371	2,673,353
Shares issued for dividends reinvested	147,962	50,980
Shares redeemed	(2,495,440)	(5,000,188)
Net Increase (Decrease) in Shares Outstanding	(437,107)	(2,275,855)
Investor Shares
Shares sold	16,771	157,871
Shares issued for dividends reinvested	5,347	7,595
Shares redeemed	(308,927)	(234,744)
Net Increase (Decrease) in Shares Outstanding	(286,809)	(69,278)

See notes to financial statements.

98

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Operations ($):
Investment income—net	4,962,536	10,962,315
Net realized gain (loss) on investments	2,273,955	3,690,166
Net unrealized appreciation (depreciation) on investments	(2,070,342)	7,610,276
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,166,149	22,262,757
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,841,767)	(10,709,968)
Investor Shares	(120,769)	(252,170)
Dreyfus Premier Shares	—	(177)
Net realized gain on investments:
Class M Shares	(3,698,997)	(132,840)
Investor Shares	(104,182)	(3,141)
Dreyfus Premier Shares	—	(8)
Total Dividends	(8,765,715)	(11,098,304)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	28,934,538	49,070,188
Investor Shares	2,030,564	2,348,637
Dividends reinvested:
Class M Shares	3,092,226	2,779,118
Investor Shares	181,442	209,532
Dreyfus Premier Shares	—	178
Cost of shares redeemed:
Class M Shares	(30,792,428)	(65,862,538)
Investor Shares	(1,285,057)	(2,152,642)
Dreyfus Premier Shares	—	(20,751)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	2,161,285	(13,628,278)
Total Increase (Decrease) in Net Assets	(1,438,281)	(2,463,825)
Net Assets ($):
Beginning of Period	355,753,997	358,217,822
End of Period	354,315,716	355,753,997

The Funds 99

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Massachusetts
	Intermediate Municipal Bond Fund
	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012[a]
Capital Share Transactions:
Class M Shares
Shares sold	2,150,515	3,667,157
Shares issued for dividends reinvested	229,447	208,041
Shares redeemed	(2,283,297)	(4,937,793)
Net Increase (Decrease) in Shares Outstanding	96,665	(1,062,595)
Investor Shares[b]
Shares sold	151,353	175,459
Shares issued for dividends reinvested	13,456	15,664
Shares redeemed	(95,562)	(161,128)
Net Increase (Decrease) in Shares Outstanding	69,247	29,995
Dreyfus Premier Shares[b]
Shares issued for dividends reinvested	—	13
Shares redeemed	—	(1,554)
Net Increase (Decrease) in Shares Outstanding	—	(1,541)

a Effective as of the close of business on January 5, 2012, the fund no longer offers Dreyfus Premier shares.
b During the period ended August 31, 2012, 1,554 Dreyfus Premier shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund representing $20,745 were automatically converted to 1,557 Investor shares.

See notes to financial statements.

100

	BNY Mellon New York
	Intermediate Tax-Exempt Bond Fund
	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	2,877,173	6,302,334
Net realized gain (loss) on investments	2,865,166	2,163,412
Net unrealized appreciation (depreciation) on investments	(2,876,526)	6,400,523
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,865,813	14,866,269
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(2,642,970)	(5,768,871)
Investor Shares	(224,869)	(517,357)
Net realized gain on investments:
Class M Shares	(2,118,837)	(423,352)
Investor Shares	(198,769)	(40,654)
Total Dividends	(5,185,445)	(6,750,234)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	18,427,518	45,176,021
Investor Shares	2,217,926	4,430,027
Dividends reinvested:
Class M Shares	261,054	826,208
Investor Shares	173,908	431,771
Cost of shares redeemed:
Class M Shares	(19,872,537)	(32,145,416)
Investor Shares	(2,101,082)	(3,693,098)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(893,213)	15,025,513
Total Increase (Decrease) in Net Assets	(3,212,845)	23,141,548
Net Assets ($):
Beginning of Period	222,865,222	199,723,674
End of Period	219,652,377	222,865,222
Undistributed investment income—net	9,334	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,550,242	3,850,572
Shares issued for dividends reinvested	21,956	70,843
Shares redeemed	(1,679,912)	(2,752,217)
Net Increase (Decrease) in Shares Outstanding	(107,714)	1,169,198
Investor Shares
Shares sold	186,488	380,692
Shares issued for dividends reinvested	14,624	36,867
Shares redeemed	(177,162)	(314,001)
Net Increase (Decrease) in Shares Outstanding	23,950	103,558

See notes to financial statements.

The Funds 101

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon
	Municipal Opportunities Fund
	Six Months Ended
	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	12,940,612	24,488,246
Net realized gain (loss) on investments	16,664,993	9,621,583
Net unrealized appreciation (depreciation) on investments	(1,149,430)	43,842,061
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,456,175	77,951,890
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,747,751)	(24,108,462)
Investor Shares	(34,395)	(67,339)
Net realized gain on investments:
Class M Shares	(6,451,408)	—
Investor Shares	(19,941)	—
Total Dividends	(19,253,495)	(24,175,801)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	308,257,719	214,900,164
Investor Shares	1,085,504	3,016,344
Dividends reinvested:
Class M Shares	6,509,531	6,161,952
Investor Shares	45,225	56,348
Cost of shares redeemed:
Class M Shares	(53,177,148)	(57,764,262)
Investor Shares	(984,156)	(2,063,395)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	261,736,675	164,307,151
Total Increase (Decrease) in Net Assets	270,939,355	218,083,240
Net Assets ($):
Beginning of Period	724,270,394	506,187,154
End of Period	995,209,749	724,270,394
Undistributed investment income—net	158,466	—
Capital Share Transactions (Shares):
Class M Shares
Shares sold	22,745,911	16,614,946
Shares issued for dividends reinvested	477,647	474,189
Shares redeemed	(3,927,868)	(4,483,416)
Net Increase (Decrease) in Shares Outstanding	19,295,690	12,605,719
Investor Shares
Shares sold	80,009	233,679
Shares issued for dividends reinvested	3,320	4,346
Shares redeemed	(72,776)	(158,561)
Net Increase (Decrease) in Shares Outstanding	10,553	79,464

See notes to financial statements.

102

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon municipal bond fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

				Class M Shares
	Six Months Ended
BNY Mellon National	February 28, 2013				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.98		13.45	13.75	13.10	12.84	12.81
Investment Operations:
Investment income—net[a]	.21		.43	.48	.50	.52	.52
Net realized and unrealized
gain (loss) on investments	.04		.53	(.22)	.65	.27	.02
Total from Investment Operations	.25		.96	.26	1.15	.79	.54
Distributions:
Dividends from investment income—net	(.20)		(.43)	(.48)	(.50)	(.52)	(.51)
Dividends from net realized gain on investments	(.05)		(.00)[b]	(.08)	—	(.01)	—
Total Distributions	(.25)		(.43)	(.56)	(.50)	(.53)	(.51)
Net asset value, end of period	13.98		13.98	13.45	13.75	13.10	12.84
Total Return (%)	1.80	[c]	7.25	2.07	8.96	6.37	4.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[d]	.50	.50	.50	.51	.51
Ratio of net expenses to average net assets	.50	[d]	.50	.50	.50	.51	.51
Ratio of net investment income
to average net assets	3.03	[d]	3.16	3.65	3.76	4.11	4.01
Portfolio Turnover Rate	10.27	[c]	25.31	39.88	42.75	42.82	49.50
Net Assets, end of period ($ x 1,000)	1,806,556		1,697,522	1,535,563	1,638,004	1,366,960	1,045,019

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 103

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
	Six Months Ended
BNY Mellon National	February 28, 2013				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.97		13.44	13.73	13.09	12.83	12.80
Investment Operations:
Investment income—net[a]	.19		.40	.45	.47	.49	.48
Net realized and unrealized
gain (loss) on investments	.04		.53	(.21)	.64	.27	.03
Total from Investment Operations	.23		.93	.24	1.11	.76	.51
Distributions:
Dividends from investment income—net	(.18)		(.40)	(.45)	(.47)	(.49)	(.48)
Dividends from net realized gain on investments	(.05)		(.00)[b]	(.08)	—	(.01)	—
Total Distributions	(.23)		(.40)	(.53)	(.47)	(.50)	(.48)
Net asset value, end of period	13.97		13.97	13.44	13.73	13.09	12.83
Total Return (%)	1.67	[c]	6.99	1.90	8.61	6.11	4.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[d]	.75	.75	.75	.76	.76
Ratio of net expenses to average net assets	.75	[d]	.75	.75	.75	.76	.76
Ratio of net investment income
to average net assets	2.78	[d]	2.92	3.41	3.51	3.88	3.77
Portfolio Turnover Rate	10.27	[c]	25.31	39.88	42.75	42.82	49.50
Net Assets, end of period ($ x 1,000)	42,227		38,067	41,237	33,931	26,368	21,668

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

104

				Class M Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2013				Year Ended August 31,
Municipal Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.01		12.99	13.01	12.80	12.69	12.59
Investment Operations:
Investment income—net[a]	.06		.15	.18	.21	.31	.41
Net realized and unrealized
gain (loss) on investments	(.01)		.02	(.02)	.21	.14	.10
Total from Investment Operations	.05		.17	.16	.42	.45	.51
Distributions:
Dividends from investment income—net	(.06)		(.15)	(.18)	(.21)	(.34)	(.41)
Net asset value, end of period	13.00		13.01	12.99	13.01	12.80	12.69
Total Return (%)	.40	[b]	1.34	1.31	3.22	3.61	4.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[c]	.51	.51	.51	.54	.54
Ratio of net expenses to average net assets	.50	[c]	.51	.51	.51	.54	.54
Ratio of net investment income
to average net assets	.96	[c]	1.18	1.38	1.60	2.50	3.23
Portfolio Turnover Rate	11.70	[b]	34.17	24.33	16.46	12.61	22.93
Net Assets, end of period ($ x 1,000)	1,234,603		1,241,129	1,088,334	1,060,685	536,597	168,243

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Funds 105

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
	Six Months Ended
BNY Mellon National Short-Term	February 28, 2013				Year Ended August 31,
Municipal Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.00		12.97	12.99	12.78	12.68	12.58
Investment Operations:
Investment income—net[a]	.05		.12	.15	.19	.31	.38
Net realized and unrealized
gain (loss) on investments	(.01)		.03	(.02)	.20	.10	.10
Total from Investment Operations	.04		.15	.13	.39	.41	.48
Distributions:
Dividends from investment income—net	(.05)		(.12)	(.15)	(.18)	(.31)	(.38)
Net asset value, end of period	12.99		13.00	12.97	12.99	12.78	12.68
Total Return (%)	.28	[b]	1.17	.98	3.05	3.28	3.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[c]	.76	.77	.77	.80	.80
Ratio of net expenses to average net assets	.75	[c]	.76	.77	.77	.80	.80
Ratio of net investment income
to average net assets	.72	[c]	.92	1.15	1.39	2.38	2.99
Portfolio Turnover Rate	11.70	[b]	34.17	24.33	16.46	12.61	22.93
Net Assets, end of period ($ x 1,000)	3,252		4,009	4,021	2,356	1,420	662

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

106

				Class M Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2013				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.15		12.77	12.96	12.40	12.35	12.43
Investment Operations:
Investment income—net[a]	.19		.42	.46	.46	.48	.48
Net realized and unrealized
gain (loss) on investments	.01		.38	(.19)	.56	.09	(.06)
Total from Investment Operations	.20		.80	.27	1.02	.57	.42
Distributions:
Dividends from investment income—net	(.19)		(.42)	(.46)	(.46)	(.48)	(.48)
Dividends from net realized gain on investments	(.09)		—	—	(.00)[b]	(.04)	(.02)
Total Distributions	(.28)		(.42)	(.46)	(.46)	(.52)	(.50)
Net asset value, end of period	13.07		13.15	12.77	12.96	12.40	12.35
Total Return (%)	1.50	[c]	6.34	2.21	8.44	4.90	3.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	[d]	.67	.66	.66	.67	.66
Ratio of net expenses to average net assets	.67	[d]	.67	.66	.66	.67	.66
Ratio of net investment income
to average net assets	2.86	[d]	3.23	3.67	3.68	4.02	3.87
Portfolio Turnover Rate	17.57	[c]	27.16	9.72	7.11	12.75	10.14
Net Assets, end of period ($ x 1,000)	394,958		403,371	420,586	500,892	501,978	566,767

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 107

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
	Six Months Ended
BNY Mellon Pennsylvania	February 28, 2013				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.14		12.75	12.94	12.39	12.33	12.41
Investment Operations:
Investment income—net[a]	.17		.38	.43	.44	.46	.46
Net realized and unrealized
gain (loss) on investments	.00	[b]	.41	(.19)	.54	.09	(.07)
Total from Investment Operations	.17		.79	.24	.98	.55	.39
Distributions:
Dividends from investment income—net	(.17)		(.40)	(.43)	(.43)	(.45)	(.45)
Dividends from net realized gain on investments	(.09)		—	—	(.00)[b]	(.04)	(.02)
Total Distributions	(.26)		(.40)	(.43)	(.43)	(.49)	(.47)
Net asset value, end of period	13.05		13.14	12.75	12.94	12.39	12.33
Total Return (%)	1.30	[c]	6.28	1.95	8.08	4.72	3.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	[d]	.92	.91	.92	.92	.91
Ratio of net expenses to average net assets	.92	[d]	.92	.91	.92	.92	.91
Ratio of net investment income
to average net assets	2.64	[d]	2.97	3.42	3.42	3.76	3.63
Portfolio Turnover Rate	17.57	[c]	27.16	9.72	7.11	12.75	10.14
Net Assets, end of period ($ x 1,000)	4,719		8,520	9,153	9,385	2,563	1,442

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

108

				Class M Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2013				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.54		13.12	13.39	12.86	12.57	12.42
Investment Operations:
Investment income—net[a]	.19		.41	.45	.45	.46	.47
Net realized and unrealized
gain (loss) on investments	.01		.44	(.20)	.53	.29	.14
Total from Investment Operations	.20		.85	.25	.98	.75	.61
Distributions:
Dividends from investment income—net	(.19)		(.42)	(.45)	(.45)	(.46)	(.46)
Dividends from net realized gain on investments	(.15)		(.01)	(.07)	—	—	—
Total Distributions	(.34)		(.43)	(.52)	(.45)	(.46)	(.46)
Net asset value, end of period	13.40		13.54	13.12	13.39	12.86	12.57
Total Return (%)	1.46	[b]	6.50	2.02	7.75	6.18	5.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	[c]	.53	.53	.52	.54	.52
Ratio of net expenses to average net assets	.53	[c]	.53	.52	.52	.54	.52
Ratio of net investment income
to average net assets	2.84	[c]	3.11	3.49	3.44	3.70	3.71
Portfolio Turnover Rate	8.59	[b]	29.39	10.43	21.44	16.78	8.75
Net Assets, end of period ($ x 1,000)	344,374		346,647	349,768	407,667	381,129	374,115

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Funds 109

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
	Six Months Ended
BNY Mellon Massachusetts	February 28, 2013				Year Ended August 31,
Intermediate Municipal Bond Fund	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.54		13.12	13.39	12.86	12.57	12.42
Investment Operations:
Investment income—net[a]	.17		.38	.42	.42	.43	.44
Net realized and unrealized
gain (loss) on investments	.01		.43	(.20)	.53	.29	.14
Total from Investment Operations	.18		.81	.22	.95	.72	.58
Distributions:
Dividends from investment income—net	(.17)		(.38)	(.42)	(.42)	(.43)	(.43)
Dividends from net realized gain on investments	(.15)		(.01)	(.07)	—	—	—
Total Distributions	(.32)		(.39)	(.49)	(.42)	(.43)	(.43)
Net asset value, end of period	13.40		13.54	13.12	13.39	12.86	12.57
Total Return (%)	1.34	[b]	6.23	1.77	7.49	5.92	4.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[c]	.78	.78	.77	.79	.77
Ratio of net expenses to average net assets	.78	[c]	.78	.77	.77	.79	.77
Ratio of net investment income
to average net assets	2.60	[c]	2.86	3.24	3.20	3.45	3.47
Portfolio Turnover Rate	8.59	[b]	29.39	10.43	21.44	16.78	8.75
Net Assets, end of period ($ x 1,000)	9,941		9,107	8,430	8,143	9,096	8,574

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

110

					Class M Shares†
Six Months Ended
BNY Mellon New York Intermediate February 28, 2013				Year Ended August 31,		Eight Months Ended		Year Ended December 31,
Tax-Exempt Bond Fund	(Unaudited)		2012	2011	2010	August 31, 2009[a]		2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.92		11.46	11.60	11.16	10.71		10.81	10.75
Investment Operations:
Investment income—net[b]	.15		.36	.38	.38	.25		.37	.38
Net realized and unrealized
gain (loss) on investments	(.00)[c]		.49	(.13)	.44	.45		(.09)	.07
Total from Investment Operations	.15		.85	.25	.82	.70		.28	.45
Distributions:
Dividends from investment income—net	(.15)		(.36)	(.38)	(.38)	(.25)		(.37)	(.38)
Dividends from net realized
gain on investments	(.12)		(.03)	(.01)	(.00)[c]	(.00)[c]		(.01)	(.01)
Total Distributions	(.27)		(.39)	(.39)	(.38)	(.25)		(.38)	(.39)
Net asset value, end of period	11.80		11.92	11.46	11.60	11.16		10.71	10.81
Total Return (%)	1.31	[d]	7.48	2.31	7.45	6.58	[d]	2.64	4.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	[e]	.71	.70	.72	.72	[e]	.75	.75
Ratio of net expenses to average net assets	.59	[e]	.59	.59	.59	.59	[e]	.59	.59
Ratio of net investment income
to average net assets	2.61	[e]	3.06	3.41	3.33	3.40	[e]	3.49	3.56
Portfolio Turnover Rate	22.54	[d]	30.96	21.91	4.80	1.47	[d]	6	17
Net Assets, end of period ($ x 1,000)	200,463		203,768	182,547	196,795	153,785		113,699	97,935

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

The Funds 111

FINANCIAL HIGHLIGHTS (continued)

					Investor Shares†
Six Months Ended
BNY Mellon New York Intermediate February 28, 2013				Year Ended August 31,		Eight Months Ended		Year Ended December 31,
Tax-Exempt Bond Fund	(Unaudited)		2012	2011	2010	August 31, 2009[a]		2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.93		11.47	11.61	11.17	10.72		10.82	10.76
Investment Operations:
Investment income—net[b]	.14		.33	.36	.35	.23		.34	.35
Net realized and unrealized
gain (loss) on investments	(.00)[c]		.49	(.14)	.44	.45		(.08)	.08
Total from Investment Operations	.14		.82	.22	.79	.68		.26	.43
Distributions:
Dividends from investment income—net	(.14)		(.33)	(.35)	(.35)	(.23)		(.35)	(.36)
Dividends from net realized
gain on investments	(.12)		(.03)	(.01)	(.00)[c]	(.00)[c]		(.01)	(.01)
Total Distributions	(.26)		(.36)	(.36)	(.35)	(.23)		(.36)	(.37)
Net asset value, end of period	11.81		11.93	11.47	11.61	11.17		10.72	10.82
Total Return (%)	1.19	[d]	7.20	2.05	7.17	6.40	[d]	2.39 [e]	4.07 [e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	[f]	.96	.95	.97	.96	[f]	1.00	1.00
Ratio of net expenses to average net assets	.84	[f]	.84	.84	.84	.84	[f]	.84	.84
Ratio of net investment income
to average net assets	2.36	[f]	2.81	3.16	3.08	3.15	[f]	3.24	3.31
Portfolio Turnover Rate	22.54	[d]	30.96	21.91	4.80	1.47	[d]	6	17
Net Assets, end of period ($ x 1,000)	19,189		19,097	17,177	17,352	16,810		16,198	17,153

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Intermediate NewYork Tax-Exempt Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to August 31.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e Exclusive of sales charge.
f Annualized.

See notes to financial statements.

112

				Class M Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	13.42		12.27	12.78	12.22	10.00
Investment Operations:
Investment income—net[b]	.22		.50	.52	.50	.43
Net realized and unrealized
gain (loss) on investments	.29		1.15	(.35)	.95	2.19
Total from Investment Operations	.51		1.65	.17	1.45	2.62
Distributions:
Dividends from investment income—net	(.22)		(.50)	(.50)	(.52)	(.39)
Dividends from net realized gain on investments	(.12)		—	(.18)	(.37)	(.01)
Total Distributions	(.34)		(.50)	(.68)	(.89)	(.40)
Net asset value, end of period	13.59		13.42	12.27	12.78	12.22
Total Return (%)	3.86	[c]	13.65	1.54	12.38	26.58	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	[d]	.73	.73	.71	.87	[d]
Ratio of net expenses to average net assets	.73	[d]	.73	.73	.71	.75	[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06	[d]	.06	.06	.01	—
Ratio of net investment income
to average net assets	3.32	[d]	3.84	4.22	4.12	4.36	[d]
Portfolio Turnover Rate	49.99	[c]	119.90	129.00	145.57	161.70	[c]
Net Assets, end of period ($ x 1,000)	992,711		721,943	505,035	384,933	140,887

a From October 15, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS (continued)

				Investor Shares
	Six Months Ended
	February 28, 2013			Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	13.43		12.27	12.79	12.22	10.00
Investment Operations:
Investment income—net[b]	.20		.47	.48	.50	.42
Net realized and unrealized
gain (loss) on investments	.29		1.16	(.35)	.93	2.18
Total from Investment Operations	.49		1.63	.13	1.43	2.60
Distributions:
Dividends from investment income—net	(.21)		(.47)	(.47)	(.49)	(.37)
Dividends from net realized gain on investments	(.12)		—	(.18)	(.37)	(.01)
Total Distributions	(.33)		(.47)	(.65)	(.86)	(.38)
Net asset value, end of period	13.59		13.43	12.27	12.79	12.22
Total Return (%)	3.66	[c]	13.46	1.21	12.19	26.29	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	[d]	.99	.98	.96	1.11	[d]
Ratio of net expenses to average net assets	.96	[d]	.99	.98	.95	.99	[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.06	[d]	.06	.06	.01	—
Ratio of net investment income
to average net assets	3.08	[d]	3.63	3.93	4.00	4.48	[d]
Portfolio Turnover Rate	49.99	[c]	119.90	129.00	145.57	161.70	[c]
Net Assets, end of period ($ x 1,000)	2,499		2,328	1,152	1,157	1,208

a From October 15, 2008 (commencement of initial operations) to August 31, 2009.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

114

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon FundsTrust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-six series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Municipal Opportunities Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust

(the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor class shares of each fund. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly trans-

The Funds 115

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

action between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All of the preceding securities are categorized within Level 2 of the fair value hierarchy. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

116

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2013 in valuing each fund’s investments.

At February 28, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other		Level 3—
	Level 1—Unadjusted			Significant		Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	1,856,013,795	—	—	—	1,856,013,795
Other Financial Instruments:
Financial Futures†	239,062	—	—	—	—	—	239,062
BNY Mellon National
Short-Term Municipal
Bond Fund
Municipal Bonds	—	—	1,230,255,054	—	—	—	1,230,255,054
BNY Mellon Pennsylvania
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	398,165,025	—	—	—	398,165,025
Other Financial Instruments:
Financial Futures†	63,281	—	—	—	—	—	63,281
BNY Mellon Massachusetts
Intermediate Municipal
Bond Fund
Municipal Bonds	—	—	355,918,734	—	—	—	355,918,734
Other Financial Instruments:
Financial Futures†	49,219	—	—	—	—	—	49,219
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds	—	—	217,729,097	—	—	—	217,729,097
Other Financial Instruments:
Financial Futures†	28,125	—	—	—	—	—	28,125
BNY Mellon Municipal
Opportunities Fund
Municipal Bonds	—	—	1,075,012,985	—	—	—	1,075,012,985
Floating Rate Notes††	—	—	—	(61,205,000)	—	—	(61,205,000)
Other Financial Instruments:
Financial Futures†	2,535,798	—	—	—	—	—	2,535,798
Swaps†	—	—	1,339,702	—	—	—	1,339,702

† Amount shown represents unrealized appreciation at period end.
†† Certain of the fund's liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

The Funds 117

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2013, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012.

Table 2—Capital Loss Carryover

		Post-Enactment
	Expiring in	Long-Term
	fiscal year 2018 ($)†	Losses ($)††	Total ($)

BNY Mellon National Short-Term Municipal Bond Fund	147,084	—	147,084
BNY Mellon Municipal Opportunities Fund	—	1,878,891	1,878,891

† If not applied, the carryover expires in the above year.
†† Post-enactment long-term losses that can be carried forward for an unlimited period.

118

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012.The tax character of current year distributions will be determined at the end of the current fiscal year.

(e) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the funds’ financial statements.

NOTE 3—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2013, the funds, with the exception of BNY Mellon Municipal Opportunities Fund, did not borrow under the Facilities.

For BNY Mellon Municipal Opportunities Fund, the average amount of borrowings outstanding under the Facilities during the period ended February 28, 2013 was approximately $72,400 with a related weighted average annualized interest rate of 1.14%.

NOTE 4—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York

Table 3—Tax Character of Distributions Paid

	Tax-Exempt	Ordinary	Long-Term
	Income ($)	Income ($)	Capital Gains ($)
	2012	2012	2012
BNY Mellon National Intermediate Municipal Bond Fund	52,062,206	—	59,743
BNY Mellon National Short-Term Municipal Bond Fund	13,667,735	—	—
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	13,517,783	40,931	—
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	10,962,315	—	135,989
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	6,286,228	—	464,006
BNY Mellon Municipal Opportunities Fund	22,994,410	1,181,391	—

The Funds 119

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Intermediate Tax- Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2012 through December 31, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $126,011, during the period ended February 28, 2013.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (securities dealers, financial institutions or other industry professionals) with respect to these services. Table 4 summarizes the amounts Investor shares of each fund were charged during the period ended February 28, 2013, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 4—Shareholder Services Plan Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$51,410
BNY Mellon National Short-Term
Municipal Bond Fund	4,455
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	7,975
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	11,612
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	23,875
BNY Mellon Municipal
Opportunities Fund	2,820

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

The funds compensate The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2013, pursuant to the custody agreement.

Table 5—Custody Agreement Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$46,897
BNY Mellon National Short-Term
Municipal Bond Fund	39,021
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	15,756
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	13,880
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	9,806
BNY Mellon Municipal
Opportunities Fund	32,333

120

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing cash management services related to fund subscriptions and redemptions, except for shareholder redemption draft processing, which continues to be performed by The Bank of New York Mellon.The funds also compensate The Bank of New York Mellon under a cash management agreement for providing certain cash management services. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2013, for cash management services, which is included in “Shareholder servicing costs” in the Statements of

Operations. These fees were partially offset by earnings credits for each fund, also summarized in Table 6.

During the period ended February 28, 2013, each fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

Table 7 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) The Board members who are not “affiliated persons” as defined under the Act receive from theTrust an annual

Table 6—Cash Management Agreement Fees

	The Bank of	The Bank of
	New York Mellon	New York Mellon	Dreyfus Transfer, Inc. Dreyfus Transfer, Inc.
	Cash Management Fees ($)	Earnings Credits ($) Cash Management Fees ($)			Earnings Credits ($)
BNY Mellon National Intermediate
Municipal Bond Fund	84	(1)		137	(21)
BNY Mellon National Short-Term
Municipal Bond Fund	12	—		19	(3)
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	8	—		13	(2)
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	28	—		46	(7)
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	108	(1)		177	(27)
BNY Mellon Municipal Opportunities Fund	8	—		13	(2)

Table 7—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	494,955	8,099	39,836	5,308	—
BNY Mellon National Short-Term
Municipal Bond Fund	335,551	630	31,602	5,308	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	153,247	876	13,166	5,308	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	94,672	1,752	11,355	5,308	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	84,400	3,719	7,831	5,308	(20,264)
BNY Mellon Municipal Opportunities Fund	370,241	486	27,063	5,308	—

The Funds 121

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fee of $80,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and are reimbursed for travel and out-of-pocket expenses.The Chairman of the Board receives an additional annual fee of $20,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $15,000.

NOTE 5—Securities Transactions:

Table 8 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and swap transactions, during the period ended February 28, 2013.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short- term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2013, was approximately $61,205,000 with a related weighted average annualized interest rate of .73%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 28, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The funds invest in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation

Table 8—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	275,218,684	179,956,717
BNY Mellon National Short-Term Municipal Bond Fund	214,562,501	143,997,071
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	69,907,688	82,569,060
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	29,577,262	34,066,993
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	49,259,281	49,277,428
BNY Mellon Municipal Opportunities Fund	533,557,952	381,551,087

122

margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations.When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations.There is minimal counterparty credit risk to the funds with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at February 28, 2013 are set forth in the Statements of Financial Futures.

Options Transactions: BNY Mellon Municipal Opportunities Fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received.The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.At February 28, 2013, there were no options written outstanding.

Swap Transactions: BNY Mellon Municipal Opportunities Fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap

The Funds 123

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap contracts in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. For financial reporting purposes, forward rate agreements are classified as interest rate swaps.

The fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. Table 9 summarizes open interest rate swaps entered into by the fund at February 28, 2013:

Table 9—Interest Rate Swaps

BNY Mellon Municipal Opportunities
			Determination	Unrealized
Notional Amount	Counterparty	Reference Index	Date	Appreciation ($)
50,000,000	Citibank	Forward Rate Agreement,	3/6/2013	913,775
		Municipal Market Data
		General Obligation,
		2023, AAA Index[a]
50,000,000	Citibank	Forward Rate Agreement,	3/28/2013	425,927
		Municipal Market Data
		General Obligation,
		2028, AAA Index[a]
Gross Unrealized Appreciation				1,339,702

a The fund will receive a payment from the counterparty if the value of the reference index is less than the base index value on the determination date.The fund will make a payment to the counterparty if the value of the reference index is greater than the base index value on the determination date.

124

Table 10 summarizes each relevant fund’s average market value of derivatives outstanding, during the period ended February 28, 2013.

Table 10—Average Market Value of Derivatives

Average
Market Value ($)

BNY Mellon National Intermediate
Municipal Bond Fund
Interest rate financial futures	45,226,071
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Interest rate financial futures	11,971,607
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Interest rate financial futures	9,311,250
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
Interest rate financial futures	5,320,714
BNY Mellon Municipal
Opportunities Fund
Interest rate financial futures	171,755,357
Interest rate options contracts	23,438
Interest rate swaps	35,714,286

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation on investments for each fund at February 28, 2013.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 11—Accumulated Net Unrealized Appreciation

	Gross	Gross
	Appreciation ($)	(Depreciation) ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	138,637,161	2,312,106	136,325,055
BNY Mellon National Short-Term Municipal Bond Fund	16,238,652	182,746	16,055,906
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	27,687,790	207,758	27,480,032
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	26,013,133	85,092	25,928,041
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	15,423,367	224,759	15,198,608
BNY Mellon Municipal Opportunities Fund	68,004,377	3,067,171	64,937,206

The Funds 125

NOTES

For More Information

BNY Mellon Funds Trust
c o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

Administrator

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:

BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

©2013 MBSC Securities Corporation

MFTSA0213-MB

The BNY Mellon Funds

BNY Mellon Money Market Fund

BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT

February 28, 2013

Contents

The Funds
Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal
Money Market Fund	5
UnderstandingYour Fund’s Expenses	7
ComparingYour Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured

  Not Bank-Guaranteed

  May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for the BNY Mellon Funds Trust, covering the six-month period from September 1, 2012, through February 28, 2013. For information about how each fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite heightened turbulence during the spring of 2012, most financial markets advanced over the reporting period as investors responded to encouraging macroeconomic developments. Most notably, a number of negative economic scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases. However, as has been the case since December 2008, short-term interest rates and money market yields remained near historical lows in the United States.

The muted pace of economic growth compared to historical norms has helped to prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures. Therefore, in our analysis, the economic expansion is likely to continue over the foreseeable future. As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

David Mossman
President
BNY Mellon Funds Trust
March 15, 2013

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon Money Market Fund’s Class M shares produced an annualized yield of 0.00%, and its Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M shares produced an annualized effective yield of 0.00%, and its Investor shares produced an annualized effective yield of 0.00%.1

Yields of money market instruments remained near zero percent throughout the reporting period as the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged despite evidence of more robust economic growth.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

U.S. Economic Recovery Gained Momentum

The reporting period began in the midst of a rebound after several months of disappointing economic news, which had sparked fears of a worsening financial crisis in Europe, a severe economic slowdown in China, and a potential double-dip recession in the United States. However, it became clearer in the weeks prior to the reporting period that these concerns were unlikely to materialize. Investors were encouraged by improved U.S. employment and housing market trends, a stated commitment from the European Central Bank in support of the euro, and the prospect of more stimulative policies under new political leadership in China.

The U.S. economic recovery seemed to gain traction in September with the addition of 148,000 new jobs and a sharp drop in the unemployment rate to 7.8%, its lowest level since January 2009. The manufacturing sector rebounded after three months of modest declines, and the service sector posted its 33rd consecutive month of expansion. In the housing market, sales prices reached five-year highs.The U.S. economy grew at a respectable 3.1% annualized rate during the third quarter. However, due to concerns that the economic recovery was not robust enough to support sustained employment growth, the Fed announced a third round of quantitative easing involving the purchase of $40 billion of mortgage-backed securities per month over an indefinite period of time. In addition, the Fed extended its commitment to maintaining historically low short-term interest rates through mid-2015.

The unemployment rate ticked higher in October to 7.9% as more workers joined the labor force. Manufacturing activity increased at a faster rate in October than in September, and home prices posted modest gains. In November, the unemployment rate remained steady while 146,000 new jobs were added. Home prices rose for the sixth straight month, and pending home sales reached their highest level in more than five years. On the other hand, manufacturing activity contracted slightly.

The Funds	3

DISCUSSION OF FUND PERFORMANCE (continued)

December saw the addition of 164,000 jobs to the labor force, a 7.8% unemployment rate, and a mild rebound in manufacturing activity. However, consumer confidence declined somewhat, and retailers reported relatively sluggish sales during the 2012 holiday season. Many analysts were surprised when the U.S. Department of Commerce estimated that U.S. GDP grew at only a 0.4% annualized rate during the fourth quarter, which was attributed mainly to reductions in federal spending, particularly on defense. Other indicators proved somewhat more encouraging, including gains in personal consumption, durable goods purchases, and housing market activity.

Data from January 2013 also portrayed a sluggish economic recovery, as the economy added 157,000 jobs, but the unemployment rate inched upwards to 7.9%. However, the uptick was reversed in February, when the unemployment rate moved lower to 7.7%, its lowest level since December 2008, as 236,000 new jobs were created. Employment trends were particularly strong in the professional and business services, construction, and health care industries. Moreover, manufacturing activity increased in February for the third consecutive month, and retail sales posted significant gains during the month.

Focusing on Quality and Liquidity

Money market yields remained near zero percent throughout the reporting period, and yield differences along the market’s maturity spectrum stayed relatively narrow. Therefore, we maintained the fund’s weighted average maturity in a position that was roughly in line with market averages, and we continued to focus on well-established issuers that historically have demonstrated good liquidity characteristics, including banks in Australia, Canada and Japan, but relatively few in Europe.

The Fed has continued to maintain an aggressively accommodative monetary policy amid low inflation and moderate economic growth. Therefore, as we have for some time, we intend to keep the fund’s focus on quality and liquidity.

March 15, 2013

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2012, through February 28, 2013, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2013, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.00%, and Investor shares produced an annualized yield of 0.00%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.00% and 0.00%, respectively.1

Yields of tax-exempt money market instruments stayed near historical lows throughout the reporting period, as short-term interest rates remained anchored by an overnight federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax.Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations and commercial paper. The fund also may invest in custodial receipts.

Economic Recovery Gained Traction

Despite occasional bouts of heightened volatility, the reporting period saw a generally improving economic environment. At the start of the reporting period, economists were encouraged by U.S. employment gains, signs of a recovering housing market, and increased manufacturing activity as the Federal Reserve Board (the “Fed”) embarked on a third round of quantitative easing and extended its forecast for low interest rates through mid-2015.

The Fed’s aggressively accommodative monetary policy actions appeared to be effective, as U.S. GDP growth climbed to an annualized rate of 3.1% for the third quarter of 2012 from just 0.33% in the second quarter. However, many analysts were surprised when the U.S. Department of Commerce estimated that U.S. GDP grew at only a 0.1% annualized rate during the fourth quarter of 2012. The slowdown was attributed mainly to reductions in federal spending stemming from a contentious political debate regarding automatic tax hikes and spending cuts scheduled for the start of 2013. Other economic indicators proved somewhat more encouraging, including gains in personal consumption, durable goods purchases, and housing market activity. In the wake of last-minute legislation to address the tax increases, economic data released over the first two months of 2013 portrayed a somewhat more robust economic recovery.

With short-term interest rates remaining near historical lows, demand from individual investors shifted to the municipal bond market, where yields were incrementally higher. However, any reduction in demand for shorter-term, tax-exempt money market instruments stemming from individual investors was offset by the effects of higher rates on short-term repurchase agreements, which helped to boost yields of variable rate demand notes (VRDNs). As a result, municipal money market instruments generally provided higher yields than comparable U.S.Treasury obligations, sparking increased demand from non-traditional investors, including institutional investors. Non-traditional investors also favored municipal money market instruments due to regulatory changes affecting funds’ liquidity requirements.

The Funds	5

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal credit quality continued to improve over the reporting period as most states and many local governments recovered gradually from the recession. Most notably, the credit rating on California’s general obligation debt received an upgrade after voters approved increases in sales and income taxes in order to shore up the state’s fiscal condition.

Focusing on Quality and Liquidity

Most tax-exempt money market funds have maintained relatively short weighted average maturities compared to historical averages. Due to narrow yield differences along the money market’s maturity spectrum, as well as ongoing regulatory uncertainty, it has made little sense for fund managers to extend weighted average maturities. The funds were no exception to these considerations, and we maintained their weighted average maturities in ranges that were consistent with industry averages.

Moreover, careful and well-researched credit selection has remained paramount.As we have for some time, we continued to favor state general obligation bonds; essential service revenue bonds backed by revenues from water, sewer and electric facilities; and certain local credits with strong financial positions and stable tax bases.We generally continued to shy away from instruments issued by localities that depend heavily on state aid.

Rates Likely to Stay Low

We are cautiously optimistic regarding U.S. economic prospects. While the Fed expects moderate economic growth and a gradually declining unemployment rate, it also has made clear that short-term interest rates are likely to remain low until the unemployment rate drops well below current levels. Consequently, we believe that the prudent course continues to be an emphasis on preservation of capital and liquidity.

March 15, 2013

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields
fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from September 1, 2012 to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2013
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$1.04	$1.04
Ending value (after expenses)	$1,000.00	$1,000.00
Annualized expense ratio (%)	.21	.21
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.19	$1.24
Ending value (after expenses)	1,000.00	$1,000.00
Annualized expense ratio (%)	.24	.25

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2013
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$1.05	$1.05
Ending value (after expenses)	$1,023.75	$1,023.75
Annualized expense ratio (%)	.21	.21
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.20	$1.25
Ending value (after expenses)	$1,023.60	$1,023.55
Annualized expense ratio (%)	.24	.25

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Funds	7

STATEMENT OF INVESTMENTS
February 28, 2013 (Unaudited)

8

BNY Mellon Money Market Fund (continued)

	Principal			Principal
Repurchase Agreement—23.5%	Amount ($)	Value ($)		Amount ($)	Value ($)

Citigroup Global Markets Holdings Inc.			Association, 0.50%-4.13%,
0.18% dated 2/28/13, due 3/1/13 in			due 4/15/14-10/11/22,
the amount of $125,000,625 (fully			value $35,420,392 and
collateralized by $5,992,000 Federal			$2,933,000 Tennessee Valley
Farm Credit Bank, 1.80%-3.50%,			Authority, 5.38%-6.24%,
due 1/15/21-2/28/33, value $6,018,279,			due 4/1/36-4/1/56,
$29,170,000 Federal Home Loan Bank,			value $3,922,534)
0.38%-5%, due 8/28/13-3/10/23,			(cost $125,000,000)	125,000,000	125,000,000
value $31,634,840, $49,702,174
Federal Home Loan Mortgage Corp.,			Total Investments (cost $531,946,631)	99.9%	531,946,631
0%-5.13%, due 3/18/13-8/15/22,			Cash and Receivables (Net)	.1%	403,469
value $50,503,976, $35,164,000
Federal National Mortgage			Net Assets	100.0%	532,350,100

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013, these securities amounted to $119,984,597 or 22.5% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	48.2	Asset-Backed/Banking	3.8
Repurchase Agreement	23.5	Asset-Backed/Single Seller	3.8
U.S. Government/Agency	12.2	Asset-Backed/Insurance	3.7
Finance	4.7		99.9

† Based on net assets.
See notes to financial statements.

The Funds	9

STATEMENT OF INVESTMENTS

February 28, 2013 (Unaudited)

BNY Mellon National Municipal Money Market Fund
	Coupon	Maturity	Principal
Short-Term Investments—101.9%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.2%
Columbia Industrial Development Board, PCR,
Refunding (Alabama Power Company Project)	0.14	3/1/13	13,000,000	[a]	13,000,000
Colorado—.1%
Parker Automotive Metropolitan District,
GO Notes (LOC; U.S. Bank NA)	0.12	3/7/13	850,000	[a]	850,000
Connecticut—1.4%
Connecticut Health and Educational Facilities Authority, Revenue
(Community Renewal Team Issue) (LOC; Bank of America)	0.20	3/7/13	1,345,000	[a]	1,345,000
Connecticut Health and Educational Facilities Authority, Revenue
(Westminster School Issue) (LOC; Bank of America)	0.18	3/7/13	2,200,000	[a,b]	2,200,000
Connecticut Housing Finance Authority, Revenue (Housing Mortgage
Finance Program) (Liquidity Facility; JPMorgan Chase Bank)	0.11	3/1/13	12,135,000	[a]	12,135,000
Florida—1.3%
Deutsche Bank Spears/Lifers Trust (Series DBE-594)
(University of North Florida Financing Corporation,
Capital Improvement Revenue (Housing Project)) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.21	3/7/13	5,185,000	[a,c,d]	5,185,000
Jacksonville, IDR (University of Florida Health Sciences
Center Clinic) (LOC; Branch Banking and Trust Co.)	0.13	3/7/13	2,300,000	[a]	2,300,000
Palm Beach County, IDR (Gulfstream Goodwill
Industies, Inc. Project) (LOC; Wells Fargo Bank)	0.21	3/7/13	1,055,000	[a]	1,055,000
Palm Beach County, Revenue (The Benjamin Private
School, Inc. Project) (LOC; Northern Trust Company)	0.11	3/7/13	5,825,000	[a,b]	5,825,000
Georgia—.9%
Fulton County Development Authority, Revenue (King’s Ridge
Christian School Project) (LOC; Branch Banking and Trust Co.)	0.12	3/7/13	9,495,000	[a,b]	9,495,000
Illinois—7.0%
Chicago, Second Lien Water Revenue, Refunding
(LOC; California Public Employees Retirement System)	0.13	3/7/13	14,155,000	[a]	14,155,000
Deutsche Bank Spears/Lifers Trust (Series DBE-555)
(DeWitt, Ford, Livingston, Logan, McLean and Tazewell
Counties and Illinois Community College District
Number 540, Community College GO) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.21	3/7/13	3,135,000 [a,c,d]		3,135,000
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.—
The Village at Victory Lakes) (LOC; Bank of America)	0.31	3/7/13	7,555,000	[a]	7,555,000
Illinois Finance Authority, Revenue (Gift of Hope Organ and
Tissue Donor Network Project) (LOC; JPMorgan Chase Bank)	0.12	3/7/13	13,780,000	[a]	13,780,000
Illinois Finance Authority, Revenue (Joan W. and Irving B. Harris
Theater for Music and Dance Project) (LOC; PNC Bank NA)	0.12	3/7/13	14,000,000	[a]	14,000,000
Illinois Finance Authority, Revenue (Kohl Children’s Museum of
Greater Chicago Inc. Project) (LOC; Northern Trust Company)	0.11	3/7/13	2,275,000	[a]	2,275,000
Illinois Finance Authority, Revenue (Saint Ignatius College
Preparatory Project) (LOC; PNC Bank NA)	0.12	3/7/13	13,000,000	[a,b]	13,000,000

10

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Illinois Finance Authority, Revenue (YMCA of
Metropolitan Chicago Project) (LOC; BMO Harris Bank NA)	0.11	3/7/13	4,400,000	[a]	4,400,000
Illinois Health Facilities Authority, Revenue,
Refunding (Franciscan Eldercare and Community
Services—Franciscan Village) (LOC; Bank of America)	0.33	3/7/13	4,050,000	[a]	4,050,000
Indiana—7.6%
Deutsche Bank Spears/Lifers Trust (Series DBE-565)
(Indiana Bond Bank, Special Program Revenue) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.22	3/7/13	5,820,000	[a,c,d]	5,820,000
Goshen, EDR (Goshen College Project) (LOC; JPMorgan Chase Bank)	0.13	3/7/13	19,350,000	[a,b]	19,350,000
Indiana Development Finance Authority, Educational
Facilities Revenue (Indianapolis Museum of Art, Inc.
Project) (LOC; JPMorgan Chase Bank)	0.11	3/7/13	43,600,000	[a]	43,600,000
Indiana Health Facility Financing Authority, Revenue
(Franciscan Eldercare Services, Inc.,—University
Place Project) (LOC; Bank of America)	0.31	3/7/13	14,290,000	[a]	14,290,000
Iowa—3.3%
Hills, Health Facilities Revenue (Mercy Hospital
Project) (LOC; U.S. Bank NA)	0.13	3/1/13	23,245,000	[a]	23,245,000
Iowa Higher Education Loan Authority, Private
College Facility Revenue (Des Moines University
Project) (LOC; U.S. Bank NA)	0.13	3/1/13	13,070,000	[a,b]	13,070,000
Kentucky—.2%
Mason County, PCR (East Kentucky Power Cooperative, Inc.
Project) (Liquidity Facility; National Rural Utilities
Cooperative Finance Corporation)	0.31	3/7/13	2,325,000	[a]	2,325,000
Louisiana—1.3%
Deutsche Bank Spears/Lifers Trust (Series DBE-577) (Jefferson
Sales Tax District, Special Sales Tax Revenue) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.21	3/7/13	4,205,000	[a,c,d]	4,205,000
Louisiana Public Facilities Authority, Revenue
(Tiger Athletic Foundation Project) (LOC; FHLB)	0.11	3/7/13	9,590,000	[a,b]	9,590,000
Maryland—4.8%
Baltimore Mayor and City Council Industrial Development
Authority, Revenue (City of Baltimore Capital Acquisition
Program) (LOC; Bayerische Landesbank)	0.18	3/7/13	10,400,000	[a]	10,400,000
Maryland Economic Development Corporation, EDR
(Catholic Relief Services Facility) (LOC; Bank of America)	0.17	3/7/13	14,875,000	[a]	14,875,000
Maryland Industrial Development Financing Authority,
Recovery Zone Facility Revenue (Wexford Maryland
BioPark 3, LLC Facility) (LOC; M&T Trust)	0.16	3/7/13	10,000,000	[a]	10,000,000
Montgomery County, EDR (George Meany Center for
Labor Studies—The National Labor College Facility)
(LOC; Bank of America)	0.17	3/7/13	16,880,000	[a,b]	16,880,000

The Funds	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—3.9%
Massachusetts Bay Transportation Authority, General Transportation
System Revenue (Liquidity Facility; Bank of America)	0.19	3/7/13	33,750,000	[a]	33,750,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Hebrew Rehabilitation Center Issue) (LOC; Bank of America)	0.21	3/7/13	8,175,000	[a]	8,175,000
Michigan—2.9%
Lenawee County Economic Development Corporation, Revenue,
Refunding (Siena Heights University Project) (LOC; FHLB)	0.12	3/7/13	8,045,000	[a,b]	8,045,000
Michigan Higher Education Facilities Authority, LOR
(Adrian College Project) (LOC; Comerica Bank)	0.16	3/7/13	12,230,000	[a,b]	12,230,000
University of Michigan Regents, General Revenue
(Liquidity Facility; Northern Trust Company)	0.10	3/1/13	10,775,000	[a,b]	10,775,000
Minnesota—.8%
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	0.11	3/7/13	8,565,000	[a,b]	8,565,000
Missouri—3.8%
Deutsche Bank Spears/Lifers Trust (Series DBE-712)
(Kansas City Industrial Development Authority, MFHR,
Refunding (The Orchards Apartments Project)) (Liquidity
Facility; Deutsche Bank AG and LOC; Deutsche Bank AG)	0.22	3/7/13	9,110,000	[a,c,d]	9,110,000
Missouri Development Finance Board, Cultural Facilities
Revenue (Kauffman Center for the Preforming Arts
Project) (Liquidity Facility; Northern Trust Company)	0.12	3/1/13	30,500,000	[a]	30,500,000
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Saint John Vianney
High School Project) (LOC; Bank of America)	0.20	3/7/13	1,235,000	[a,b]	1,235,000
Nevada—1.7%
Deutsche Bank Spears/Lifers Trust (Series DBE-668) (Clark County
School District, Limited Tax Building Bonds GO) (Liquidity Facility;
Deutsche Bank AG and LOC; Deutsche Bank AG)	0.24	3/7/13	17,975,000	[a,b,c,d]	17,975,000
New Jersey—13.5%
Bergenfield Borough, GO Notes, BAN	1.00	2/28/14	6,390,000		6,411,982
Branch Banking and Trust Co. Municipal Trust (Series 2044)
(Port Authority-Port Newark, Marine Terminal Rent-Backed
Revenue (Newark Redevelopment Projects)) (Liquidity
Facility; Branch Banking and Trust Co. and LOC;
Branch Banking and Trust Co.)	0.14	3/7/13	8,220,000	[a,c,d]	8,220,000
Branch Banking and Trust Co. Municipal Trust (Series 2056)
(New Jersey Economic Development Authority, School Facilities
Construction Revenue) (Liquidity Facility; Branch Banking and
Trust Co. and LOC; Branch Banking and Trust Co.)	0.14	3/7/13	10,100,000	[a,b,c,d]	10,100,000
Camden County Improvement Authority, Special Revenue
(Congregation Beth El Project) (LOC; TD Bank)	0.11	3/7/13	1,500,000	[a,b]	1,500,000
Cumberland County, GO Notes, BAN	1.50	12/27/13	1,833,000		1,845,784

12

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Deutsche Bank Spears/Lifers Trust (Series DBE-511)
(Newark Housing Authority, Marine Terminal
Additional Rent-Backed Revenue, Refunding (City of
Newark Redevelopment Projects)) (Liquidity Facility;
Deutsche Bank AG and LOC; Deutsche Bank AG)	0.19	3/7/13	8,000,000	[a,c,d]	8,000,000
East Brunswick Township, GO Notes, BAN	1.00	4/10/13	11,927,000		11,932,119
East Brunswick Township, GO Notes, BAN	1.25	8/6/13	15,000,000		15,039,748
Garfield, GO Notes, BAN (General Bond Anticipation Notes
and Water Utility Bond Anticipation Notes)	1.00	10/15/13	11,433,000		11,468,442
Kearny Board of Education, GO Notes, GAN	1.25	10/11/13	3,000,000	[b]	3,006,370
New Jersey Economic Development Authority, EDR
(Diocese of Metuchen Project) (LOC; Bank of America)	0.17	3/7/13	13,570,000	[a,b]	13,570,000
New Jersey Economic Development Authority, EDR (Volunteers
of America Delaware Valley Property, Inc. Project) (LOC; TD Bank)	0.11	3/7/13	1,770,000	[a]	1,770,000
New Jersey Economic Development Authority, EDR, Refunding
(Stolthaven Perth Amboy Inc. Project) (LOC; Citibank NA)	0.13	3/7/13	23,000,000	[a]	23,000,000
New Jersey Economic Development Authority, Revenue
(Somerset Hills YMCA Project) (LOC; TD Bank)	0.11	3/7/13	2,620,000	[a,b]	2,620,000
Paterson, GO Notes, BAN (General Improvement and Tax Appeal)	1.50	6/6/13	7,000,000		7,004,576
Rahway, GO Notes, BAN	1.25	8/9/13	10,000,000		10,028,485
Rahway, GO Notes, BAN	1.25	10/2/13	8,000,000		8,026,651
Sussex County Municipal Utilities Authority,
Project Note (Paulins Kill Basin Water Reclamation System)	1.50	2/14/14	2,750,000		2,777,024
New York—19.9%
Albany Industrial Development Agency, Civic Facility Revenue
(Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.16	3/7/13	2,800,000	[a]	2,800,000
Amherst Industrial Development Agency, Civic Facility
Revenue (Daemen College Project) (LOC; M&T Trust)	0.16	3/7/13	12,000,000	[a,b]	12,000,000
Amsterdam Enlarged City School District, GO Notes, BAN	1.25	6/28/13	13,595,000	[b]	13,621,417
Deposit Central School District, GO Notes, BAN	1.25	6/28/13	7,000,000	[b]	7,012,461
Dutchess County Industrial Development Agency, Civic Facility
Revenue (Brookview, Inc. Project) (LOC; M&T Trust)	0.16	3/7/13	8,250,000	[a]	8,250,000
Erie County Industrial Development Agency,
Civic Facility Revenue (The Canisius High School of
Buffalo, N.Y. Project) (LOC; M&T Trust)	0.16	3/7/13	19,680,000	[a,b]	19,680,000
Hannibal Central School District, GO Notes, BAN	1.00	6/28/13	6,910,000	[b]	6,916,691
Jamestown City School District, GO Notes, BAN	1.00	6/27/13	6,000,000	[b]	6,005,761
Monroe County Industrial Development Agency,
Civic Facility Revenue (Margaret Woodbury
Strong Museum Project) (LOC; M&T Trust)	0.14	3/7/13	22,000,000	[a]	22,000,000
New York City, GO Notes (LOC; California
Public Employees Retirement System)	0.11	3/1/13	11,800,000	[a]	11,800,000

The Funds	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Capital Resource Corporation, Recovery Zone
Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.17	3/7/13	3,700,000	[a]	3,700,000
New York Liberty Development Corporation, Liberty
Revenue, Refunding (3 World Trade Center Project)
(LOC; JPMorgan Chase Bank)	0.14	3/7/13	5,000,000	[a]	5,000,000
New York State Housing Finance Agency, Housing
Revenue (25 Washington Street) (LOC; M&T Trust)	0.16	3/7/13	7,800,000	[a]	7,800,000
Oneida County Industrial Development Agency,
Civic Facility Revenue (Saint Elizabeth Medical
Center Facility) (LOC; HSBC Bank USA)	0.12	3/7/13	5,550,000	[a]	5,550,000
Onondaga County Industrial Development Agency,
Civic Facility Revenue (Syracuse Research
Corporation Facility) (LOC; M&T Trust)	0.16	3/7/13	3,640,000	[a]	3,640,000
Salina, GO Notes BAN	1.25	6/21/13	7,230,000		7,243,222
Seaford Union Free School District, GO Notes, TAN	1.25	6/20/13	2,500,000	[b]	2,505,664
South Jefferson Central School District, GO Notes, BAN	1.50	6/21/13	18,930,000	[b]	18,980,768
Tompkins County Industrial Development Agency,
Civic Facility Revenue (Community Development
Properties Ithaca, Inc. Project) (LOC; M&T Trust)	0.21	3/7/13	6,300,000	[a]	6,300,000
Triborough Bridge and Tunnel Authority, General Revenue,
Refunding (MTA Bridges and Tunnels) (Liquidity Facility;
Landesbank Hessen-Thuringen Girozentrale)	0.16	3/1/13	40,000,000	[a]	40,000,000
Wappingers Central School District, GO Notes, BAN	1.25	7/12/13	5,825,554	[b]	5,838,205
North Carolina—.5%
North Carolina Capital Facilities Finance Agency, Educational
Facilities Revenue (High Point University Project)
(LOC; Branch Banking and Trust Co.)	0.12	3/7/13	5,025,000	[a,b]	5,025,000
Ohio—1.7%
Cuyahoga County, Health Care Facilities Revenue
(Franciscan Communities, Inc.—Mount Alverna
Project) (LOC; Bank of America)	0.31	3/7/13	10,205,000	[a]	10,205,000
Union Township, GO Notes, Refunding, BAN (Various Purpose)	1.00	9/11/13	8,200,000		8,223,862
Oklahoma—3.0%
Oklahoma Turnpike Authority, Second Senior
Revenue, Refunding (Oklahoma Turnpike System)
(Liquidity Facility; JPMorgan Chase Bank)	0.11	3/1/13	32,300,000	[a]	32,300,000
Pennsylvania—1.3%
Erie County Hospital Authority, Health Facilities Revenue
(Saint Mary’s Home of Erie Project) (LOC; Bank of America)	0.17	3/7/13	6,000,000	[a]	6,000,000

14

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Montgomery County Industrial Development Authority,
Revenue (Fountain of Life Christian Academy
Project) (LOC; JPMorgan Chase Bank)	0.18	3/7/13	3,220,000	[a]	3,220,000
Philadelphia Authority for Industrial Development,
Educational Facilities Revenue (Chestnut Hill College
Project) (LOC; Wells Fargo Bank)	0.21	3/7/13	5,425,000	[a,b]	5,425,000
South Carolina—.4%
South Carolina Jobs-Economic Development Authority, EDR
(Lexington-Richland Alcohol and Drug Abuse Council, Inc.
Project) (LOC; Branch Banking and Trust Co.)	0.14	3/7/13	4,320,000	[a]	4,320,000
South Dakota—1.5%
South Dakota Health and Educational Facilities
Authority, Revenue (Regional Health) (LOC; U.S. Bank NA)	0.13	3/1/13	16,000,000	[a]	16,000,000
Tennessee—.8%
Blount County Public Building Authority, Local Government
Public Improvement Revenue (Liquidity Facility;
Branch Banking and Trust Co.)	0.12	3/7/13	5,275,000	[a]	5,275,000
Sevier County Public Building Authority, Local Government
Public Improvement Revenue (LOC; Bank of America)	0.14	3/7/13	4,000,000	[a]	4,000,000
Texas—14.8%
Atascosa County Industrial Development Corporation, PCR,
Refunding (San Miguel Electric Cooperative, Inc. Project)
(LOC; National Rural Utilities Cooperative Finance Corporation)	0.24	3/7/13	34,200,000	[a]	34,200,000
Harris County Health Facilities Development Corporation,
HR, Refunding (Texas Children’s Hospital Project)
(Liquidity Facility; Wells Fargo Bank)	0.11	3/1/13	40,000,000	[a]	40,000,000
Harris County Health Facilities Development Corporation,
Revenue, Refunding (The Methodist Hospital System)	0.10	3/1/13	21,600,000	[a]	21,600,000
Harris County Health Facilities Development Corporation,
Revenue, Refunding (The Methodist Hospital System)	0.10	3/1/13	32,625,000	[a]	32,625,000
Jefferson County Industrial Development Corporation,
Hurricane Ike Disaster Area Revenue (Jefferson
Refinery, L.L.C. Project) (LOC; Branch Banking and Trust Co.)	0.45	3/15/13	28,900,000		28,900,000
Jefferson County Industrial Development Corporation,
Hurricane Ike Disaster Area Revenue (Jefferson
Refinery, L.L.C. Project) (LOC; Branch Banking and Trust Co.)	0.45	3/15/13	3,000,000		3,000,000
Utah—.3%
Utah Housing Corporation, MFHR (Timbergate
Apartments Project) (LOC; FHLMC)	0.16	3/7/13	3,125,000	[a]	3,125,000

The Funds	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Virginia—.9%
Alexandria Industrial Development Authority,
Revenue (Institute for Defense Analyses Project)
(LOC; Branch Banking and Trust Co.)	0.11	3/7/13	9,875,000 [a]	9,875,000
Wisconsin—1.1%
Wisconsin Health and Educational Facilities Authority,
Revenue (Cedar Crest, Inc.) (LOC; Bank of Montreal)	0.11	3/7/13	6,985,000 [a]	6,985,000
Wisconsin Rural Water Construction Loan
Program Commission, Revenue, BAN	1.00	10/1/13	5,500,000	5,521,542

Total Investments (cost $1,106,540,774)			101.9%	1,106,540,774
Liabilities, Less Cash and Receivables			(1.9%)	(20,565,774)
Net Assets			100.0%	1,085,975,000

a Variable rate demand note—rate shown is the interest rate in effect at February 28, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b At February 28, 2013, the fund had $282,042,337 or 26.0% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2013 these securities amounted to $71,750,000 or 6.6% of net assets.
[d] The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

16

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipt Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
F1 +,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	74.3
F2		VMIG2,MIG2,P2		SP2,A2	2.9
AAA,AA,Ae		Aaa,Aa,Ae		AAA,AA,Ae	7.0
Not Rated[f]		Not Rated[f]		Not Rated[f]	15.8
					100.0

† Based on total investments.
e Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Funds	17

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments+
(including Repurchase Agreement of $125,000,000
for BNY Mellon Money Market Fund)—Note 2(c)	531,946,631	1,106,540,774
Cash	444,303	692,290
Interest receivable	109,896	1,178,986
Prepaid expenses	21,478	25,160
	532,522,308	1,108,437,210
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	63,610	97,417
Due to Administrator—Note 3(a)	63,957	116,758
Payable for shares of investment securities purchased	—	22,200,490
Accrued expenses	44,641	47,545
	172,208	22,462,210
Net Assets ($)	532,350,100	1,085,975,000
Composition of Net Assets ($):
Paid-in capital	532,345,986	1,087,400,617
Accumulated net realized gain (loss) on investments	4,114	(1,425,617)
Net Assets ($)	532,350,100	1,085,975,000
Net Asset Value Per Share
Class M Shares
Net Assets ($)	527,754,122	1,084,725,024
Shares Outstanding	527,752,834	1,086,149,771
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	4,595,978	1,249,976
Shares Outstanding	4,595,946	1,251,761
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	531,946,631	1,106,540,774

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2013 (Unaudited)

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	885,135	1,657,128
Expenses:
Investment advisory fee—Note 3(a)	627,940	1,029,738
Administration fee—Note 3(a)	517,309	848,182
Custodian fees—Note 3(b)	47,061	42,262
Trustees’ fees and expenses—Note 3(c)	26,008	39,648
Professional fees	24,391	37,844
Registration fees	15,710	15,737
Shareholder servicing costs—Note 3(b)	6,731	1,512
Prospectus and shareholders’ reports	6,151	5,167
Miscellaneous	13,840	23,980
Total Expenses	1,285,141	2,044,070
Less—reduction in expenses due to undertaking—Note 3(a)	(399,603)	(387,193)
Less—reduction in fees due to earnings credits—Note 3(b)	(579)	—
Net Expenses	884,959	1,656,877
Investment Income—Net	176	251
Net Realized Gain (Loss) on Investments—Note 2(b) ($)	5,547	34,000
Net Increase in Net Assets Resulting from Operations	5,723	34,251

See notes to financial statements.

The Funds	19

STATEMENT OF CHANGES IN NET ASSETS

			BNY Mellon National
	BNY Mellon Money Market Fund		Municipal Money Market Fund
	Six Months Ended		Six Months Ended
	February 28, 2013	Year Ended	February 28, 2013	Year Ended
	(Unaudited)	August 31, 2012	(Unaudited)	August 31, 2012
Operations ($):
Investment income—net	176	357	251	1,109
Net realized gain (loss) from investments	5,547	600	34,000	20,434
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,723	957	34,251	21,543
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(175)	(3,143)	(251)	(1,109)
Investor Shares	(1)	(8)	—	—
Total Dividends	(176)	(3,151)	(251)	(1,109)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	638,625,431	1,815,675,115	1,298,238,115	2,470,726,782
Investor Shares	7,950,845	22,198,820	2,232,366	4,424,263
Dividends reinvested:
Investor Shares	1	8	—	—
Cost of shares redeemed:
Class M Shares	(968,477,297)	(1,964,183,372)	(1,530,214,058)	(2,506,842,284)
Investor Shares	(13,694,570)	(13,381,228)	(2,003,289)	(3,673,895)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(335,595,590)	(139,690,657)	(231,746,866)	(35,365,134)
Total Increase (Decrease) In Net Assets	(335,590,043)	(139,692,851)	(231,712,866)	(35,344,700)
Net Assets ($):
Beginning of Period	867,940,143	1,007,632,994	1,317,687,866	1,353,032,566
End of Period	532,350,100	867,940,143	1,085,975,000	1,317,687,866

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each BNY Mellon money market fund for the fiscal periods indicated.All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from each fund’s financial statements.

					Class M Shares
	Six Months Ended
	February 28, 2013				Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)		2012		2011		2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00	1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.001	.012	.037
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.001)	(.012)	(.037)
Net asset value, end of period	1.00		1.00		1.00		1.00	1.00	1.00
Total Return (%)	.00	[b,c]	.00	[c]	.02		.07	1.24	3.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	[b]	.30		.30		.30	.33	.30
Ratio of net expenses to average net assets	.21	[b]	.21		.26		.29	.33	.30
Ratio of net investment income to average net assets	.00	[b,c]	.00	[c]	.02		.07	1.08	3.53
Net Assets, end of period ($ x 1,000)	527,754		857,600		1,006,111		1,092,771	1,934,739	1,175,866

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

The Funds	21

FINANCIAL HIGHLIGHTS (continued)

					Investor Shares
	Six Months Ended
	February 28, 2013				Year Ended August 31,
BNY Mellon Money Market Fund	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.010	.034
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.010)	(.034)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[c]	.00	[c]	.00	[c]	.99	3.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[b]	.58		.55		.55		.58	.55
Ratio of net expenses to average net assets	.21	[b]	.22		.26		.38		.58	.55
Ratio of net investment income to average net assets	.00	[b,c]	.00	[c]	.00	[c]	.00	[c]	.97	3.39
Net Assets, end of period ($ x 1,000)	4,596		10,340		1,522		312		1,701	1,588

[a]	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

22

					Class M Shares
	Six Months Ended
	February 28, 2013				Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.008	.024
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.008)	(.024)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[c]	.03		.05		.79	2.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	[b]	.30		.29		.30		.35	.31
Ratio of net expenses to average net assets	.24	[b]	.22		.26		.28		.34	.28
Ratio of net investment income to average net assets	.00	[b,c]	.00	[c]	.03		.04		.80	2.24
Net Assets, end of period ($ x 1,000)	1,084,725		1,316,666		1,352,760		1,551,274		1,770,608	1,629,931

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

The Funds	23

FINANCIAL HIGHLIGHTS (continued)

					Investor Shares
	Six Months Ended
	February 28, 2013				Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	(Unaudited)		2012		2011		2010		2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00	1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.006	.021
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.006)	(.021)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00	1.00
Total Return (%)	.00	[b,c]	.00	[c]	.00	[c]	.00	[c]	.60	2.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[b]	.56		.54		.55		.60	.56
Ratio of net expenses to average net assets	.25	[b]	.23		.29		.33		.53	.53
Ratio of net investment income to average net assets	.00	[b,c]	.00	[c]	.00	[c]	.00	[c]	.57	2.05
Net Assets, end of period ($ x 1,000)	1,250		1,022		272		1		1	1

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-six series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (“Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to whichThe Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

The Trust is authorized to issue an unlimited number of shares of Beneficial Interest, par value $.001 per share, in Class M and Investor Class shares of each fund. . Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a continuous net asset value per share of $1.00; each fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that either fund will be able to maintain a stable net asset value per share of $1.00.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

The Funds	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 28, 2013, all of the securities in each fund were considered Level 2 of the fair value hierarchy.

At February 28, 2013, there were no transfers for either fund, between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: BNY Mellon Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of that fund, it is the policy of the funds not to distribute such gains.

26

(e) Federal income taxes: It is the policy of BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of BNY Mellon National Municipal Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2013, the funds did not have any liabilities for any uncertain tax positions.The funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon Money Market Fund has an unused capital loss carryover of $1,433 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, the carryover expires in fiscal year 2017.

BNY Mellon National Municipal Money Market Fund has an unused capital loss carryover of $1,459,617 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2012 was all ordinary income for BNY Mellon Money Market Fund and for BNY Mellon National Municipal Money Market Fund was all tax-exempt income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Investment Adviser have undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may

The Funds	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

be terminated at any time. Table 1 summarizes the reduction in expenses for each class of shares of each fund, pursuant to these undertakings during the period ended February 28, 2013.

Table 1—Expense Reductions
	Class M	Investor
	Shares ($)	Shares ($)

BNY Mellon
Money Market Fund	390,238	9,365
BNY Mellon National Municipal
Money Market Fund	385,338	1,855

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Bank of NewYork Mellon pays each fund’s transfer agent fees out of the administration free it receives from the Trust.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amount Investor shares of were charged during the period ended February 28, 2013, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations include fees paid for cash management charges.

Table 2—Shareholder Services Plan Fees
BNY Mellon Money Market Fund	$6,729
BNY Mellon National Municipal
Money Market Fund	1,507

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the funds. Table 3 summarizes the amount each fund was charged during the period ended February 28, 2013, pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 3.

Table 3—Custody Agreement Fees
	Custody	Earnings
	Fees ($)	Credits ($)
BNY Mellon Money Market Fund	47,061	(578)
BNY Mellon National Municipal
Money Market Fund	42,262	—

The funds compensate Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing cash management services related to fund subscriptions and redemptions, except for shareholder redemption draft processing, which continues to be performed by The Bank of New York Mellon. The funds also compensate The Bank of NewYork Mellon under a cash management agreement

28

for providing certain cash management services. Table 4 summarizes the amount each fund was charged during the period ended February 28, 2013, for cash management services, which is included in “Shareholder servicing costs” in the Statement of Operations. These fees were partially offset by earnings credits for each fund, also summarized in Table 4.

During the period ended February 28, 2013, each fund was charged $3,981 for services performed by the Chief Compliance Officer and his staff.

Table 5 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) The Board members who are not “affiliated persons” as defined under the Act receives from theTrust an annual fee of $80,000 and an attendance fee of $7,500 for each in-person meeting attended and $500 for telephone meetings and are reimbursed for travel and out-of-pocket expenses.The Chairman of the Board receives an additional annual fee of $20,000 and the Chairman of the Trust’s Audit Committee receives an additional annual fee of $15,000.

NOTE 4—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 28, 2013, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $333,795,000 and $225,185,000, respectively.

Table 4—Cash Management Agreement Fees

	The Bank of New York Mellon	The Bank of New York Mellon	Dreyfus Transfer, Inc.		Dreyfus Transfer, Inc.
	Cash Management Fees ($)	Earnings Credits ($)	Cash Management Fees ($)		Earnings Credits ($)
BNY Mellon Money Market Fund	2	—		4	1
BNY Mellon National
Municipal Money Market Fund	1	—		2	—

Table 5—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Money Market Fund	77,783	908	37,500	5,308	(57,889)
BNY Mellon National
Municipal Money Market Fund	142,123	234	36,000	5,308	(86,248)

The Funds	29

NOTES

For More Information

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

©2013 MBSC Securities Corporation

MFTSA0213-MM

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By: /s/ David K. Mossman
David K. Mossman, President
Date:	April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David K. Mossman
David K. Mossman, President
Date:	April 26, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	April 26, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)